     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2002
                                                REGISTRATION NOS.: 33-54047
                                                                   811-7185
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 13                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 14                             /X/
                            ------------------------

                                 MORGAN STANLEY
                      SELECT DIMENSIONS INVESTMENT SERIES
    FORMERLY MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                             JERSEY CITY, NJ 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                   Post-Effective Amendment becomes effective
                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b)

        _X_ on May 1, 2002 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        ___ on (date) pursuant to paragraph (a) of rule 485

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       PROSPECTUS -  MAY 1, 2002



Morgan Stanley

                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS X


                    Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:



                               The Money Market Portfolio        The Value-Added Market Portfolio
                               The North American Government     The Growth Portfolio
                                Securities Portfolio             The American Opportunities Portfolio
                               The Diversified Income Portfolio  The Capital Opportunities Portfolio
                               The Balanced Growth Portfolio     The Global Equity Portfolio
                               The Utilities Portfolio           The Developing Growth Portfolio
                               The Dividend Growth Portfolio     The Emerging Markets Portfolio


                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors        ............................................................                   1

The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO .........                   4
                          THE DIVERSIFIED INCOME PORTFOLIO ...........................                   7
                          THE BALANCED GROWTH PORTFOLIO ..............................                  11
                          THE UTILITIES PORTFOLIO ....................................                  15
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  18
                          THE VALUE-ADDED MARKET PORTFOLIO ...........................                  20
                          THE GROWTH PORTFOLIO .......................................                  22
                          THE AMERICAN OPPORTUNITIES PORTFOLIO .......................                  24
                          THE CAPITAL OPPORTUNITIES PORTFOLIO ........................                  27
                          THE GLOBAL EQUITY PORTFOLIO ................................                  30
                          THE DEVELOPING GROWTH PORTFOLIO ............................                  32
                          THE EMERGING MARKETS PORTFOLIO .............................                  34

Additional Investment
Strategy Information      ............................................................                  38

Additional Risk
Information               ............................................................                  39

Portfolio Management      ............................................................                  44

Shareholder Information   PRICING FUND SHARES ........................................                  47
                          DISTRIBUTIONS ..............................................                  47
                          TAX CONSEQUENCES ...........................................                  48

Financial Highlights      ............................................................                  50

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):


                               Insurance Company               Type of Policy
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life                  annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life and Annuity      annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Currently, Class X shares of each Portfolio are generally available to holders of Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


                    The Portfolio's investments include the following money market instruments:


                                   -      commercial paper and corporate
                                          obligations --                                rated in one of the two highest rating
                                                                                        categories by at least two nationally
                                                                                        recognized rating organizations or, if not
                                                                                        rated, is of comparable quality;
                                   -      bank obligations --                           including certificates of deposit of
                                                                                        U.S.-regulated banks having total assets of
                                                                                        $1 billion or more, and investments secured
                                                                                        by these obligations;
                                   -      savings institution obligations --            including certificates of deposit of
                                                                                        savings banks and savings and loan
                                                                                        institutions having assets of $1 billion
                                                                                        or more;
                                   -      insured certificates of deposit --            of banks and savings institutions having
                                                                                        assets of less than $1 billion;
                                   -      repurchase agreements --                      which may be viewed as a type of secured
                                                                                        lending by the Portfolio; and
                                   -      U.S. government securities --                 issued or guaranteed as to principal by the
                                                                                        U.S. Government, its agencies or its
                                                                                        instrumentalities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Money Market Portfolio will achieve its investment objective.



                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.


                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.10%
'96   5.07%
'97   5.21%
'98   5.16%
'99   4.78%
2000  5.98%
'01   3.88%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.36%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was 0.58% (quarter ended December 31, 2001).



                    _AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)_____



                                                                                               Life of Portfolio
                                                                    Past 1 Year  Past 5 Years   (Since 11/9/94)
                               ---------------------------------------------------------------------------------
                                The Money Market Portfolio             3.88%        5.00%            5.17%
                               ---------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
               The North American Government Securities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The North American Government Securities Portfolio seeks to earn a high level of current income while maintaining relatively low volatility of principal.


                    On April 25, 2002, the Fund's Board of Trustees approved the adoption of a Plan of Liquidation (the "Plan") for the Portfolio pursuant to which the assets of the Portfolio would be liquidated and the proceeds, net of expenses, would be distributed to shareholders.



                    Implementation of the Plan is subject to the approval of shareholders of the Portfolio. A Special Meeting of Shareholders of the Portfolio will be held on or about August 20, 2002 for the purpose of voting on the proposed Plan.



                    Effective September 7, 1999, shares of the North American Government Securities Portfolio are no longer offered for new investment other than through the reinvestment of dividends.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The North American Government Securities Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their agencies or instrumentalities. These securities are referred to generally as "government securities." In the case of the United States and Canada, a substantial portion of these securities will be mortgage-backed securities. The Portfolio will normally invest at least 50% of its assets in U.S. government securities, and no more than 25% each in Canadian or Mexican government securities.


                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, will allocate Portfolio assets among the three countries based on its analysis of market, economic and political conditions in those countries. The Sub-Advisor will consider various factors, such as changes in interest rates and currency exchange rates, to attempt to take advantage of favorable investment opportunities in each country. The Sub-Advisor expects that, under normal circumstances, the weighted average maturity of the Portfolio's investment securities will be no greater than 3 years.

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


                    Other Securities. The Portfolio may invest up to 20% of its assets in securities that are not government securities. This group of securities also will be issued by U.S., Canadian or Mexican issuers and may include corporate debt securities and securities backed by other assets, such as automobile or credit card receivables or home equity loans. They are rated at least Aa by Moody's Investors Services or AA by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Sub-Advisor.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the North American Government Securities Portfolio will achieve its investment objective. The North American Government Securities Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Mortgage-Backed Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities. Investments in mortgage-backed securities may be subject to a risk referred to as "extension risk," which is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This risk may effectively change a security that was short- or intermediate-term into a long-term security. Long-term securities generally drop in value more dramatically when the general level of interest rates goes up.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Canadian and Mexican Securities. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian mortgage-backed securities market is of recent origin, and, although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart.

                    Because the Portfolio intends to invest in Mexican debt instruments, investors in the Portfolio should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.

                    The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Portfolio invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.

                    The value of the Portfolio's investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation, which have exceeded the rates of inflation in the U.S. and Canada. The Portfolio can provide no assurance that future developments in the Mexican economy will not impair the Portfolio's investment flexibility, operations or ability to achieve its investment objective.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

        Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

        The bar chart and table below provide some indication of the risks of investing in the North American Government Securities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.40%
'96   4.35%
'97   5.91%
'98   4.28%
'99   3.40%
2000  6.66%
'01   4.91%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.36%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 2.19% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was 0.06% (quarter ended March 31, 1996).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ---------------------------------------------------------------------------------
                                                                                               Life of Portfolio
                                                                    Past 1 Year  Past 5 Years   (Since 11/9/94)
                               ---------------------------------------------------------------------------------
                                The North American Government
                                Securities Portfolio                    4.91%         5.02%             5.11%
                               ---------------------------------------------------------------------------------
                                Lehman Brothers U.S. Government
                                Index (1-5 Year)(1)                     8.64%         6.86%             7.28%(2)
                               ---------------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX (1-5 YEAR) MEASURES THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD NOVEMBER 30, 1994 TO DECEMBER 31, 2001.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
               The Diversified Income Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Diversified Income Portfolio will normally invest at least 80% of its assets in a diversified portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., attempts to equally allocate approximately one-third of the Portfolio's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Portfolio's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal, to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.


                    The three groups of Portfolio investments include:
                    (1) global securities; (2) mortgage-backed and U.S. government securities; and (3) high yield securities.

                    (1) Global Securities. The securities in the first group include:


                    - Fixed-income securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;


                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

                    - The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Asset-Backed Securities Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described below.

                    The Investment Manager will actively manage the Portfolio's assets in this group in accordance with a global market strategy. Consistent with this strategy, the Investment Manager intends to allocate the Portfolio's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

                    (2) Mortgage-Backed and U.S. Government Securities. The securities in the second group include:


                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;


                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    (3) High Yield Securities. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal.

                    Forward Currency Contracts. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    Other Securities. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Diversified Income Portfolio will achieve its investment objectives. The Diversified Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolios' ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Diversified Income Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   6.96%
'96    9.54%
'97    8.32%
'98    4.22%
'99   -1.83%
2000  -4.74%
'01   -4.06%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.22%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 3.42% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -3.65% (quarter ended June 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------------------------
                                                                                                  Life of Portfolio
                                                                     Past 1 Year    Past 5 Years   (Since 11/9/94)
                               ------------------------------------------------------------------------------------
                                The Diversified Income Portfolio            -4.06%       0.25%             2.53%
                               ------------------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/ Credit Index(1)                  8.96%       7.10%             7.67%
                               ------------------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX (FORMERLY LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX) TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Balanced Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Balanced Growth Portfolio will normally invest at least 60% of its assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.


                    The four groups of Portfolio investments in more detail include:

                    (1) Common Stocks. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, asset-backed securities, and U.S. government securities. The U.S. government securities may include:


                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. Government.


                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    (4) Money Market Securities. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.


                    The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Fixed-Income, Including Money Market, Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

[End Sidebar]

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMO's), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.86%
'96   13.54%
'97   17.87%
'98   14.41%
'99    3.52%
2000   6.37%
'01    1.21%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.29%.

[SIDEBAR]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -8.08% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               -------------------------------------------------------------------------------------
                                                                                                   Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Balanced Growth Portfolio                 1.21%       8.49%            11.01%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate
                                Index(2)                                      8.44%       7.43%             8.34%
                               -------------------------------------------------------------------------------------



 1 THE STANDARD & POOR'S-REGISTERED TRADEMARK- 500 INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.



                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.



                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").



                    The Portfolio may also invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]


                    Asset-Backed Securities. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   28.05%
'96     8.48%
'97    26.45%
'98    22.23%
'99    43.71%
2000   -1.91%
'01   -25.51%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.39%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -14.34% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               -------------------------------------------------------------------------------------
                                                                                                   Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Utilities Portfolio                     -25.51%      10.17%            12.16%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.



                    The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  40.13%
'96   24.49%
'97   26.12%
'98   19.73%
'99    0.53%
2000   5.36%
'01   -5.45%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.44%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 15.33% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -14.18% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Dividend Growth Portfolio                -5.45%       8.62%            14.54%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Value-Added Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio invests, on an
                    "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard &
                    Poor's-Registered Trademark- 500 Composite Stock Price
                    Index. The S&P 500 represents 500 widely-held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value
                    (approximately 0.20% each of the Portfolio's value). The
                    Portfolio may invest in foreign securities represented in the S&P 500.


                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting.

                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  27.14%
'96   17.78%
'97   26.12%
'98   12.19%
'99   12.15%
2000  11.98%
'01   -1.83%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.28%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 17.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -14.14% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Value-Added Market Portfolio             -1.83%      11.77%            14.27%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%            15.44%
                               -------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Investment Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.


                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/ or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There are no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   13.29%
'96    23.56%
'97    23.07%
'98    13.22%
'99    39.10%
2000  -11.68%
'01   -15.23%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.04%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.49% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                Growth Portfolio                            -15.23%       7.73%         10.53%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%      10.70%         15.44%
                               -------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The American Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have attractive earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    Sector Rotation. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.


                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depositary receipts); and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities that are not traded in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Options and Futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table
compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   38.95%
'96    12.95%
'97    31.93%
'98    30.78%
'99    55.81%
2000   -4.42%
'01   -29.47%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.53%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.95% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ---------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years     (Since 11/9/94)
                               ----------------------------------------------------------------------------------------
                                The American Opportunities
                                Portfolio                                   -29.47%           12.63%            15.87%
                               ----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -11.88%           10.70%            15.44%
                               ----------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]

               The Capital Opportunities Portfolio


[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio (formerly named the Mid-Cap Equity Portfolio) seeks long-term capital growth.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's MidCap 400 Index, which capitalization range was approximately between $225 million and $10.5 billion as of December 31, 2001. The Portfolio's "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:


                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;

                    - an ability to earn an attractive return on equity;

                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;

                    - a large and growing market share;

                    - a strong balance sheet; and

                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


                    In addition, the Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).



                    On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and TCW Investment Management Company ("TCW"). Effective on or about October 1, 2002, TCW will cease to serve as the Sub-Advisor of the Portfolio and the Investment Manager will assume direct responsibility for investment of the Portfolio's assets. In managing the Portfolio, the Investment Manager expects to pursue substantially the same strategies as those described above.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied over the past 4 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998    5.67%
'99    92.10%
2000  -27.56%
'01   -36.39%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -6.33%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -41.06% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year     (Since 1/21/97)
                               ----------------------------------------------------------------------------
                                The Capital Opportunities Portfolio              -36.39%             1.64%
                               ----------------------------------------------------------------------------
                                S&P 400 Index(1)                                  -0.58%            15.35%
                               ----------------------------------------------------------------------------



 1 THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.


                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   13.76%
'96    11.43%
'97     8.66%
'98    15.11%
'99    34.14%
2000   -5.93%
'01   -17.22%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.89%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -17.19% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                The Global Equity Portfolio                 -17.22%       5.49%             7.27%
                               -------------------------------------------------------------------------------------
                                MSCI World Index(1)                         -16.82%       5.37%             8.61%(2)
                               -------------------------------------------------------------------------------------



 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD NOVEMBER 30, 1994 TO DECEMBER 31, 2001.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Developing Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment Manager's views of the market, economy and political conditions.



                    The Portfolio may invest up to 35% of its assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   51.26%
'96    12.95%
'97    13.77%
'98     9.04%
'99    92.52%
2000  -21.61%
'01   -25.49%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.37%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.45% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year    Past 5 Years   (Since 11/9/94)
                               -------------------------------------------------------------------------------------
                                Developing Growth Portfolio                 -25.49%       6.88%            13.18%
                               -------------------------------------------------------------------------------------
                                Russell 2000 Index(1)                         2.49%       7.52%            11.28%
                               -------------------------------------------------------------------------------------


 1 THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX, WHICH IS COMPRISED OF THE 2000 SMALLEST STOCKS INCLUDED IN THE RUSSELL 3000 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Emerging Markets Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Emerging Markets Portfolio seeks long-term capital appreciation.


                    On April 25, 2002, the Fund's Board of Trustees approved the adoption of a Plan of Liquidation (the "Plan") for the Portfolio pursuant to which the assets of the Portfolio would be liquidated and the proceeds, net of expenses, would be distributed to shareholders.



                    Implementation of the Plan is subject to the approval of shareholders of the Portfolio. A Special Meeting of Shareholders of the Portfolio will be held on or about August 20, 2002 for the purpose of voting on the proposed Plan.



                    Effective September 7, 1999, shares of the Emerging Markets Portfolio are no longer offered for new investment other than through the reinvestment of dividends.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Emerging Markets Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies in emerging markets. Each of these companies: is organized in an emerging market country; derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in emerging markets; maintains at least 50% of its assets in emerging market countries; or has securities that are traded principally on a stock exchange in an emerging market country. Presently, there are approximately 158 countries considered to be emerging market countries.


                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, utilizes a top-down/ bottom-up approach. The Sub-Advisor begins with an evaluation of the country in which the proposed investment is to be made. Following the country level review, the Sub-Advisor conducts a fundamental analysis of securities, industries and companies, including consideration of liquidity, market capitalization, financial position, relative competitive position, together with overall growth prospects. The Portfolio's assets will be allocated among emerging market countries in accordance with the Sub-Advisor's view of best investment opportunities; however, the Portfolio will normally invest in at least five emerging market countries.


                    The Portfolio may invest at least 20% of its assets in fixed-income securities of government and corporate issuers located in emerging market countries, and equity and fixed-income securities of issuers in developed countries.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Emerging Markets Portfolio will achieve its investment objective. The Emerging Markets Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Emerging Market Countries. Investing in securities of emerging market countries involves certain risks, and special considerations that are not typically associated with investing in securities of U.S. companies or issuers located in foreign developed countries.

                    The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                    In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on foreign markets than in the U.S. Thus, the Portfolio's operating expenses are expected to be higher than those of mutual funds investing primarily in domestic or other more established market regions. Also, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments.

                    Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Social, political and economic instability could significantly disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

                    Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Trading in sovereign debt involves a high degree of risk, since the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest of the debt obligations when they become due, due to factors such as debt service burden, political constraints, cash flow situation and other national economic factors. As a result, governments of emerging market countries may default on their sovereign debt, which may require holders of sovereign debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. At times certain emerging market countries have declared moratoria on the payment of principal and/or interest on external debt.

                    The governments of some emerging market countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises -- referred to as "privatizations." The Sub-Advisor believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain emerging market countries, the ability of foreign investors, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms on which the Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

                    Most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated may have a detrimental impact on the Portfolio.

                    As a result of the absence of established securities markets and publicly-owned corporations in certain emerging market countries, as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through depository receipts or similar securities and government approved investment vehicles. For example, due to Chile's current investment restrictions (in most cases capital invested directly in Chile cannot be repatriated for at least one year), the Portfolio's investments in Chile primarily will be through investment in depository receipts and established Chilean investment companies not subject to repatriation restrictions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Emerging Markets Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   -0.57%
'96    17.69%
'97     1.27%
'98   -29.03%
'99    83.53%
2000  -28.57%
'01    -3.38%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 9.80%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 34.79% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.28% (quarter ended September 30, 1998).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               -------------------------------------------------------------------  Life of Portfolio
                                                                     Past 1 Year     Past 5 Years    (Since 11/9/94)
                               --------------------------------------------------------------------------------------
                                The Emerging Markets Portfolio              -3.38%          -1.86%            0.97%
                               --------------------------------------------------------------------------------------
                                S&P/IFCI(1)                                  1.76%          -5.05%           -5.09%(2)
                               --------------------------------------------------------------------------------------



 1 THE S&P/IFCI EMERGING MARKETS INDEX (S&P/IFCI) IS A BROAD, NEUTRAL AND HISTORICALLY CONSISTENT BENCHMARK FOR THE EMERGING MARKETS. THE INDEX INCLUDES LATIN AMERICA, EAST ASIA, SOUTH ASIA, EUROPE, THE MIDEAST AND AFRICA, REFLECTING RESTRICTIONS ON FOREIGN INVESTMENT, MARKET CAPITALIZATION, AND LIQUIDITY. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2   FOR THE PERIOD FROM NOVEMBER 30, 1994 TO DECEMBER 31, 2001.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Investment Management Inc. -- have a similar degree of discretion.


                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    Portfolio Turnover. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                               How Interest Rates Affect Bond Prices


                                                                       Price per $100 of a Bond if
                                                                             Interest Rates:
                                                                       ----------------------------
                                                                         Increase       Decrease
                                                                       ------------  --------------
                               Bond Maturity                   Yield    1%     2%      1%      2%
                               --------------------------------------------------------------------
                                1 year                          2.04%   $99    $98    $101    $102
                               --------------------------------------------------------------------
                                5 years                         4.30%   $96    $92    $105    $109
                               --------------------------------------------------------------------
                                10 years                        5.05%   $93    $86    $108    $117
                               --------------------------------------------------------------------
                                30 years                        5.65%   $87    $77    $115    $135
                               --------------------------------------------------------------------



                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES OR ASSET-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.


                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or a Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier that their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).


                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


                    Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.

                    Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities.


                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or a Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or a Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Investment Companies. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of March 31, 2002.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the North American Government Securities, Emerging Markets, Capital Opportunities and Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each of the North American Government Securities, Emerging Markets, Capital Opportunities and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of each of the North American Government Securities Portfolio, the Emerging Markets Portfolio and the Capital Opportunities Portfolio, including the placing of orders for the purchase and sales of investment securities. As of March 31, 2002, TCW Investment Management Company, together with its affiliated companies, manages approximately $83.1 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A., owns a majority interest in The TCW Group Inc.



                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2002, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $176.2 billion primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                   Management Fees as a
                                                                                   Percentage of Average
                               Portfolio                                             Daily Net Assets
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                      0.50%
                               -------------------------------------------------------------------------
                                The North American Government Securities
                                Portfolio                                                       0.65%(1)
                               -------------------------------------------------------------------------
                                The Diversified Income Portfolio                                0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                   0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                         0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                   0.61%
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                                0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                            0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                            0.62%
                               -------------------------------------------------------------------------
                                The Capital Opportunities Portfolio                             0.75%(1)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                                     1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                                 0.50%
                               -------------------------------------------------------------------------
                                The Emerging Markets Portfolio                                  1.25%(1)
                               -------------------------------------------------------------------------


 1 40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE PORTFOLIO'S SUB-ADVISOR.


                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.



                    The North American Government Securities Portfolio --
                    Philip A. Barach, Frederick E. Horton and Jeffrey E. Gundlach, Managing Directors of TCW Investment Management Company, are the primary Portfolio Managers of the Portfolio and have been Portfolio Managers with the Sub-Advisor for over five years.



                    The Diversified Income Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, Stephen F. Esser, a Managing Director of the Investment Manager, and Paul F. O'Brien, an Executive Director of the Investment Manager.



                    The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Large-Cap Value team. Current members of the Large-Cap Value team include Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member of the team.



                    The Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary Portfolio Manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Sector Funds Equity/Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable

                    Fixed-Income team. Gary Herbert, a Vice President of the Investment Manager, is a current member of the team.



                    The Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul D. Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.



                    The Value-Added Market Portfolio -- The Portfolio is managed by the Indexed Portfolio team of the Core Growth Equity Group. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.



                    The Growth Portfolio -- The Portfolio is managed by the Select Growth team. Current members of the team include William Auslander, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and Peter Dannenbaum and Jeffrey Alvino, Executive Directors of Morgan Stanley Investment Management Inc. and the Investment Manager.



                    The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.



                    The Capital Opportunities Portfolio -- Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary Portfolio Manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of TCW Investment Management Company. Messrs. Foreman and Ainley have been Portfolio Managers with TCW Investment Management Company for over 5 years.



                    Effective on or about October 1, 2002, the Investment Manager will assume direct responsibility for the management of the Portfolio. The Portfolio will be managed by the Investment Manager's Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David Cohen, Vice Presidents of the Investment Manager.



                    The Global Equity Portfolio -- David Dineen, a Vice President of the Investment Manager, is the primary Portfolio Manager of the Portfolio and has been a Portfolio Manager with the Investment Manager for over 5 years.



                    The Developing Growth Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and John Roscoe, Vice Presidents of the Investment Manager, and David P. Chu, an Executive Director of the Investment Manager.



                    The Emerging Markets Portfolio -- Saker Nusseibeh, Managing Director of European and International Equities of TCW London International, Limited and Michael P. Reilly, Managing Director of TCW Investment Management Company are the primary Portfolio Managers of the Portfolio.
                    Messrs. Nusseibeh and Reilly have been Portfolio Managers with TCW Investment Management Company for over 5 years.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.


                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                        Net Realized
                                                                                        Capital Gains
                                                Dividends                               Distributions
        ----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         North American Government Securities   Declared and paid monthly               Declared and paid at least
         and Diversified Income Portfolios                                              once per year
        ----------------------------------------------------------------------------------------------------------------------
         Balanced Growth, Dividend Growth and   Declared and paid quarterly             Declared and paid at least
         Utilities Portfolios                                                           once per calendar year
        ----------------------------------------------------------------------------------------------------------------------
         American Opportunities, Developing     Declared and paid at least once per     Declared and paid at least once per
         Growth, Emerging Markets, Global       calendar year                           calendar year
         Equity, Growth, Capital Opportunities
         and Value-Added Market Portfolios
        ----------------------------------------------------------------------------------------------------------------------


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

                 (This page has been left blank intentionally.)

      Financial Highlights


        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent that the Classes have different expenses. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2001 the per share amounts were computed using an average number of shares outstanding during the period.


                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1997                            $ 1.00               $0.05               --                  $ 0.05             $(0.05)
--------------------------------------------------------------------------------------------------------------------------
 1998                              1.00                0.05               --                    0.05              (0.05)
--------------------------------------------------------------------------------------------------------------------------
 1999                              1.00                0.05               --                    0.05              (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                          1.00                0.06               --                    0.06              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             1.00                0.04               --                    0.04              (0.04)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                          1.00                0.03               --                    0.03              (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             1.00                0.04               --                    0.04              (0.04)
--------------------------------------------------------------------------------------------------------------------------

 NORTH AMERICAN
 GOVERNMENT SECURITIES

 CLASS X SHARES
 1997                             10.09                0.48               $ 0.09                0.57              (0.49)
--------------------------------------------------------------------------------------------------------------------------
 1998                             10.17                0.46                (0.03)               0.43              (0.45)
--------------------------------------------------------------------------------------------------------------------------
 1999                             10.15                0.47                (0.13)               0.34              (0.46)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          10.03                0.55                 0.10                0.65              (0.60)
--------------------------------------------------------------------------------------------------------------------------
 2001                             10.08                0.43(3)              0.06(3)             0.49              (0.49)
--------------------------------------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1997                             10.32                0.80                 0.02                0.82              (0.83)
--------------------------------------------------------------------------------------------------------------------------
 1998                             10.29                0.79                (0.37)               0.42              (0.77)
--------------------------------------------------------------------------------------------------------------------------
 1999                              9.93                0.78                (0.96)              (0.18)             (0.77)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                          8.96                0.76                (1.15)              (0.39)             (0.65)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             7.83                0.56(3)             (0.88)(3)           (0.32)             (0.42)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                          8.58                0.33                (0.73)              (0.40)             (0.33)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             7.81                0.52(3)             (0.86)(3)           (0.34)             (0.41)
--------------------------------------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1997                               --                     $(0.05)               $ 1.00                  5.21%
-----------------------------------------------------------------------------------------------------------------
 1998                               --                      (0.05)                 1.00                  5.16
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.05)                 1.00                  4.78
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                      (0.06)                 1.00                  5.98
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.04)                 1.00                  3.88
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                      (0.03)                 1.00                  2.58(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.04)                 1.00                  3.62
-----------------------------------------------------------------------------------------------------------------

 NORTH AMERICAN
 GOVERNMENT SECURITIES

 CLASS X SHARES
 1997                               --                      (0.49)                10.17                  5.91
-----------------------------------------------------------------------------------------------------------------
 1998                               --                      (0.45)                10.15                  4.28
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.46)                10.03                  3.40
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.60)                10.08                  6.66
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.49)                10.08                  4.91
-----------------------------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1997                                $(0.02)                (0.85)                10.29                  8.32
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.01)                (0.78)                 9.93                  4.22
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.02)++              (0.79)                 8.96                 (1.83)
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (0.09)++              (0.74)                 7.83                 (4.74)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (0.10)++              (0.52)                 6.99                 (4.06)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                             (0.04)++              (0.37)                 7.81                 (4.68)(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (0.09)++              (0.50)                 6.97                 (4.41)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 MONEY MARKET
 CLASS X SHARES
 1997                       $ 84,045               0.55%            5.08%                 N/A
------------------------
 1998                        120,185               0.55             5.02                  N/A
------------------------
 1999                        135,675               0.54             4.67                  N/A
------------------------
 2000(a)*                    118,274               0.55             5.80                  N/A
------------------------
 2001*                       175,957               0.52             3.63                  N/A
------------------------
 CLASS Y SHARES
 2000(b)*                      2,673               0.80(2)          5.55(2)               N/A
------------------------
 2001*                        31,189               0.77             3.38                  N/A
------------------------
 NORTH AMERICAN
 GOVERNMENT SECURITIES
 CLASS X SHARES
 1997                          5,091               1.26             4.75                   27%
------------------------
 1998                          8,389               1.15             4.52                   51
------------------------
 1999                          9,421               1.01             4.60                   53
------------------------
 2000(a)                       7,677               1.00             5.38                   --
------------------------
 2001                          5,880               1.17             4.01(3)                48
------------------------
 DIVERSIFIED INCOME
 CLASS X SHARES
 1997                         62,287               0.55             8.09                  110
------------------------
 1998                         93,991               0.49             7.92                  111
------------------------
 1999                         86,270               0.48             8.31                   69
------------------------
 2000(a)*                     69,443               0.47             8.92                   33
------------------------
 2001*                        56,745               0.49             7.48(3)               114
------------------------
 CLASS Y SHARES
 2000(b)*                        602               0.72(2)          9.23(2)                33
------------------------
 2001*                         3,859               0.74             7.23(3)               114
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1997                            $13.07               $0.29               $ 2.01              $ 2.30             $(0.30)
--------------------------------------------------------------------------------------------------------------------------
 1998                             15.03                0.44                 1.68                2.12              (0.43)
--------------------------------------------------------------------------------------------------------------------------
 1999                             16.38                0.48                 0.15                0.63              (0.48)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         14.63                0.47                 0.42                0.89              (0.51)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            14.90                0.44(3)             (0.28)(3)            0.16              (0.44)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         13.67                0.18                 1.25                1.43              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            14.88                0.39(3)             (0.27)(3)            0.12              (0.41)
--------------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                             12.94                0.39                 2.96                3.35              (0.40)
--------------------------------------------------------------------------------------------------------------------------
 1998                             15.84                0.37                 3.06                3.43              (0.37)
--------------------------------------------------------------------------------------------------------------------------
 1999                             18.71                0.34                 7.69                8.03              (0.34)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         26.25                0.38                (0.79)              (0.41)             (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            23.99                0.43(3)             (6.45)(3)           (6.02)             (0.45)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         26.06                0.15                (2.04)              (1.89)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            23.99                0.40(3)             (6.48)(3)           (6.08)             (0.40)
--------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                             16.45                0.38                 3.80                4.18              (0.38)
--------------------------------------------------------------------------------------------------------------------------
 1998                             19.57                0.39                 3.38                3.77              (0.39)
--------------------------------------------------------------------------------------------------------------------------
 1999                             22.05                0.40                (0.10)               0.30              (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         19.92                0.33                 0.05                0.38              (0.37)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            15.85                0.27                (1.13)              (0.86)             (0.28)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         14.14                0.10                 1.73                1.83              (0.13)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            15.84                0.23                (1.13)              (0.90)             (0.25)
--------------------------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1997                             14.16                0.23                 3.43                3.66              (0.23)
--------------------------------------------------------------------------------------------------------------------------
 1998                             17.56                0.22                 1.90                2.12              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 1999                             19.19                0.22                 2.08                2.30              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         20.54                0.26                 1.95                2.21              (0.09)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            20.75                0.22                (0.56)              (0.34)             (0.19)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         18.74                0.09                 1.89                1.98             --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            20.72                0.16                (0.55)              (0.39)             (0.18)
--------------------------------------------------------------------------------------------------------------------------


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1997                                $(0.04)               $(0.34)               $15.03                 17.87%
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.34)                (0.77)                16.38                 14.41
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.90)                (2.38)                14.63                  3.52
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (0.11)                (0.62)                14.90                  6.37
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.44)                14.62                  1.21
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                      (0.22)                14.88                 10.55(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.41)                14.59                  0.86
-----------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                                 (0.05)                (0.45)                15.84                 26.45
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.19)                (0.56)                18.71                 22.23
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.15)                (0.49)                26.25                 43.71
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (1.45)                (1.85)                23.99                 (1.91)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (0.42)                (0.87)                17.10                (25.51)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                      (0.18)                23.99                 (7.26)(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (0.42)                (0.82)                17.09                (25.69)
-----------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                                 (0.68)                (1.06)                19.57                 26.12
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.90)                (1.29)                22.05                 19.73
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.03)                (2.43)                19.92                  0.53
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (4.08)                (4.45)                15.85                  5.36
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.28)                14.71                 (5.45)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                      (0.13)                15.84                 13.02(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.25)                14.69                 (5.71)
-----------------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1997                                 (0.03)                (0.26)                17.56                 26.12
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.27)                (0.49)                19.19                 12.19
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.73)                (0.95)                20.54                 12.15
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (1.91)                (2.00)                20.75                 11.98
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.10)                (1.29)                19.12                 (1.83)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                     --                     20.72                 10.57(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.10)                (1.28)                19.05                 (2.04)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 BALANCED GROWTH
 CLASS X SHARES
 1997                       $ 71,323              0.86%             2.13%                  64%
------------------------
 1998                        107,852              0.71              2.87                   93
------------------------
 1999                        128,299              0.64              3.10                   37
------------------------
 2000(a)*                    120,911              0.64              3.29                   39
------------------------
 2001*                       116,002              0.64              2.95(3)                71
------------------------
 CLASS Y SHARES
 2000(b)*                      1,455              0.86(2)           2.90(2)                39
------------------------
 2001*                         8,463              0.89              2.70(3)                71
------------------------
 UTILITIES
 CLASS X SHARES
 1997                         50,766              0.76              2.83                   34
------------------------
 1998                         85,683              0.71              2.21                   19
------------------------
 1999                        165,368              0.70              1.63                   31
------------------------
 2000(a)*                    196,489              0.69              1.43                   32
------------------------
 2001*                       118,964              0.69              2.15(3)                49
------------------------
 CLASS Y SHARES
 2000(b)*                      5,494              0.95(2)           1.40(2)                32
------------------------
 2001*                        12,471              0.94              1.90(3)                49
------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1997                        518,419              0.65              2.11                   26
------------------------
 1998                        723,285              0.63              1.87                   39
------------------------
 1999                        742,811              0.60              1.86                  101
------------------------
 2000(a)*                    619,469              0.63              2.01                   41
------------------------
 2001*                       527,738              0.62              1.79                   22
------------------------
 CLASS Y SHARES
 2000(b)*                      2,780              0.88(2)           1.45(2)                41
------------------------
 2001*                        22,602              0.87              1.54                   22
------------------------
 VALUE-ADDED MARKET
 CLASS X SHARES
 1997                        141,316              0.58              1.49                    8
------------------------
 1998                        174,824              0.55              1.20                   14
------------------------
 1999                        189,708              0.55              1.11                   21
------------------------
 2000(a)*                    186,887              0.54              1.31                    8
------------------------
 2001*                       181,881              0.54              1.12                    6
------------------------
 CLASS Y SHARES
 2000(b)*                        890              0.78(2)           1.02(2)                 8
------------------------
 2001*                        10,985              0.79              0.87                    6
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1997                            $13.55               $0.09               $ 3.09              $ 3.18             $(0.10)
--------------------------------------------------------------------------------------------------------------------------
 1998                             16.56              --                     2.16                2.16             --
--------------------------------------------------------------------------------------------------------------------------
 1999                             18.23               (0.02)                6.65                6.63             --
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         23.27               (0.02)               (2.47)              (2.49)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            19.42               (0.01)               (2.90)              (2.91)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         23.90               (0.03)               (4.47)              (4.50)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            19.40               (0.05)               (2.90)              (2.95)            --
--------------------------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1997                             15.30                0.07                 4.73                4.80              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 1998                             19.69                0.13                 5.57                5.70              (0.14)
--------------------------------------------------------------------------------------------------------------------------
 1999                             23.31                0.08                11.76               11.84              (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         32.60                0.05                (1.39)              (1.34)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            28.57                0.09                (7.97)              (7.88)             (0.05)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         29.89                0.05                (1.39)              (1.34)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            28.55                0.03                (7.95)              (7.92)             (0.05)
--------------------------------------------------------------------------------------------------------------------------

 MID-CAP EQUITY

 CLASS X SHARES
 1997(c)                          10.00                0.18                 1.39                1.57              (0.17)
--------------------------------------------------------------------------------------------------------------------------
 1998                             11.40                0.06                 0.57                0.63              (0.07)
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.86                0.06                10.81               10.87              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         22.66               (0.09)               (5.64)              (5.73)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            15.38               (0.07)               (5.52)              (5.59)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         24.41               (0.05)               (8.99)              (9.04)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            15.37               (0.09)               (5.53)              (5.62)            --
--------------------------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1997                             12.06                0.12                 0.92                1.04              (0.11)
--------------------------------------------------------------------------------------------------------------------------
 1998                             12.97                0.14                 1.81                1.95              (0.18)
--------------------------------------------------------------------------------------------------------------------------
 1999                             14.69                0.06                 4.94                5.00              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         19.63                0.13                (1.19)              (1.06)             (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            17.26                0.04                (2.88)              (2.84)             (0.11)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         18.85              --                    (1.61)              (1.61)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            17.24               (0.01)               (2.86)              (2.87)             (0.10)
--------------------------------------------------------------------------------------------------------------------------


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1997                                $(0.07)               $(0.17)               $16.56                 23.07%
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.49)                (0.49)                18.23                 13.22
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.59)                (1.59)                23.27                 39.10
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (1.36)                (1.36)                19.42                (11.68)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.03)                (1.03)                15.48                (15.23)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                     --                     19.40                (18.83)(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.03)                (1.03)                15.42                (15.46)
-----------------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1997                                 (0.35)                (0.41)                19.69                 31.93
-----------------------------------------------------------------------------------------------------------------
 1998                                 (1.94)                (2.08)                23.31                 30.78
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.48)                (2.55)                32.60                 55.81
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (2.69)                (2.69)                28.57                 (4.42)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (5.65)                (5.70)                14.99                (29.47)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                     --                     28.55                 (4.48)(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (5.65)                (5.70)                14.93                (29.67)
-----------------------------------------------------------------------------------------------------------------

 MID-CAP EQUITY

 CLASS X SHARES
 1997(c)                            --                      (0.17)                11.40                 15.84(1)
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.10)                (0.17)                11.86                  5.67
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.01)                (0.07)                22.66                 92.10
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (1.55)                (1.55)                15.38                (27.56)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                     --                      9.79                (36.39)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                     --                     15.37                (36.83)(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                     --                      9.75                (36.56)
-----------------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1997                                 (0.02)                (0.13)                12.97                  8.66
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.05)                (0.23)                14.69                 15.11
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.06)                19.63                 34.14
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (1.25)                (1.31)                17.26                 (5.93)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.52)                (1.63)                12.79                (17.22)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                     --                     17.24                 (8.54)(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.52)                (1.62)                12.75                (17.38)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 GROWTH
 CLASS X SHARES
 1997                       $ 40,311              1.01%                 0.13%              55%
------------------------
 1998                         53,504              1.06                  0.01              223
------------------------
 1999                         96,699              0.90                 (0.11)              88
------------------------
 2000(a)*                    132,909              0.88                 (0.10)              68
------------------------
 2001*                        80,096              0.86                 (0.04)              81
------------------------
 CLASS Y SHARES
 2000(b)*                      2,536              1.14(2)              (0.34)(2)           68
------------------------
 2001*                         4,383              1.11                 (0.29)              81
------------------------
 AMERICAN OPPORTUNITIES
 CLASS X SHARES
 1997                        230,014              0.68                  0.42              262
------------------------
 1998                        371,633              0.66                  0.62              325
------------------------
 1999                        768,751              0.66                  0.29              360
------------------------
 2000(a)*                    832,971              0.64                  0.17              426
------------------------
 2001*                       463,012              0.65                  0.46              393
------------------------
 CLASS Y SHARES
 2000(b)*                     13,930              0.88(2)               0.40(2)           426
------------------------
 2001*                        30,768              0.90                  0.21              393
------------------------
 MID-CAP EQUITY
 CLASS X SHARES
 1997(c)                      19,236             --   (4)               1.77(2)(4)        104(1)
------------------------
 1998                         28,198             --   (4)               0.58(4)           323
------------------------
 1999                         84,949              0.20(4)               0.37(4)           318
------------------------
 2000(a)*                    116,991              0.79                 (0.41)              21
------------------------
 2001*                        55,488              0.80                 (0.63)              16
------------------------
 CLASS Y SHARES
 2000(b)*                      4,895              1.02(2)              (0.62)(2)           21
------------------------
 2001*                        11,410              1.05                 (0.88)              16
------------------------
 GLOBAL EQUITY
 CLASS X SHARES
 1997                        102,229              1.13                  0.91               87
------------------------
 1998                        125,522              1.10                  1.01               80
------------------------
 1999                        173,743              1.08                  0.36               79
------------------------
 2000(a)*                    171,523              1.06                  0.68               68
------------------------
 2001*                       118,747              1.07                  0.29               89
------------------------
 CLASS Y SHARES
 2000(b)*                        883              1.29(2)               0.02(2)            68
------------------------
 2001*                         3,825              1.32                  0.04               89
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1997                            $16.88             $ 0.05                $ 2.27              $ 2.32             $(0.04)
--------------------------------------------------------------------------------------------------------------------------
 1998                             19.16               0.03                  1.69                1.72              (0.04)
--------------------------------------------------------------------------------------------------------------------------
 1999                             20.81               0.01                 19.23               19.24              (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         40.04               0.22                 (7.89)              (7.67)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            25.93              (0.01)                (6.25)              (6.26)             (0.22)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                         29.79               0.09                 (3.98)              (3.89)            --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            25.90              (0.05)                (6.25)              (6.30)             (0.21)
--------------------------------------------------------------------------------------------------------------------------

 EMERGING MARKETS

 CLASS X SHARES
 1997                             11.20               0.06                  0.11                0.17              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 1998                             11.31               0.07                 (3.33)              (3.26)             (0.07)
--------------------------------------------------------------------------------------------------------------------------
 1999                              7.91             --                      6.60                6.60             --
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.49              (0.02)                (4.12)              (4.14)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             10.35               0.22                 (0.59)              (0.37)            --
--------------------------------------------------------------------------------------------------------------------------

(A) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

(C) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.

++   DISTRIBUTIONS FROM PAID-IN-CAPITAL.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISION OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR NORTH AMERICAN GOVERNMENT SECURITIES, DIVERSIFIED INCOME, BALANCED GROWTH AND UTILITIES WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN
     (LOSS) PER SHARE BY $0.01, $0.01, $0.00 AND $0.01, RESPECTIVELY; AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.15%, 0.16%, 0.02% AND 0.02%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME (LOSS) RATIOS WOULD HAVE BEEN 1.12% AND 0.65%, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1997, 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY FOR THE YEAR ENDED DECEMBER 31, 1999.


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1997                               --                     $(0.04)               $19.16                 13.77%
-----------------------------------------------------------------------------------------------------------------
 1998                                $(0.03)                (0.07)                20.81                  9.04
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.01)                40.04                 92.52
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (6.44)                (6.44)                25.93                (21.61)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (3.44)                (3.66)                16.01                (25.49)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                           --                     --                     25.90                (13.06)(1)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (3.44)                (3.65)                15.95                (25.67)
-----------------------------------------------------------------------------------------------------------------

 EMERGING MARKETS

 CLASS X SHARES
 1997                               --                      (0.06)                11.31                  1.27
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.07)++              (0.14)                 7.91                (29.03)
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.02)++              (0.02)                14.49                 83.53
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                     --                     10.35                (28.57)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                     --                      9.98                 (3.38)
-----------------------------------------------------------------------------------------------------------------

                                                Ratios to Average Net Assets
                                               -------------------------------
                           Net Assets                                 Net             Portfolio
For the Year              End of Period                           Investment          Turnover
Ended December 31            (000's)            Expenses         Income (Loss)          Rate
------------------------
 DEVELOPING GROWTH
 CLASS X SHARES
 1997                       $ 82,690              0.60%              0.26%               149%
------------------------
 1998                         81,625              0.59               0.19                193
------------------------
 1999                        160,595              0.58               0.06                178
------------------------
 2000(a)*                    142,640              0.56               0.66                207
------------------------
 2001*                        85,513              0.59              (0.05)               196
------------------------
 CLASS Y SHARES
 2000(b)*                      1,716              0.83(2)            0.74(2)             207
------------------------
 2001*                         2,973              0.84              (0.30)               196
------------------------
 EMERGING MARKETS
 CLASS X SHARES
 1997                         23,815              1.71               0.49                 91
------------------------
 1998                         13,272              1.73               0.72                116
------------------------
 1999                         22,889              1.84              (0.03)                82
------------------------
 2000(a)                      13,223              1.54              (0.12)                47
------------------------
 2001                         10,465              1.54               1.59                 16
------------------------

 Morgan Stanley
Select Dimensions Investment Series

--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                       PROSPECTUS -  MAY 1, 2002



Morgan Stanley

                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS Y


                    Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The following 11 Portfolios offer Class Y shares:



                               The Money Market Portfolio        The Growth Portfolio
                               The Diversified Income Portfolio  The American Opportunities Portfolio
                               The Balanced Growth Portfolio     The Capital Opportunities Portfolio
                               The Utilities Portfolio           The Global Equity Portfolio
                               The Dividend Growth Portfolio     The Developing Growth Portfolio
                               The Value-Added Market Portfolio


                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors        ............................................................                   1
The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE DIVERSIFIED INCOME PORTFOLIO ...........................                   4
                          THE BALANCED GROWTH PORTFOLIO ..............................                   8
                          THE UTILITIES PORTFOLIO ....................................                  12
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  15
                          THE VALUE-ADDED MARKET PORTFOLIO ...........................                  17
                          THE GROWTH PORTFOLIO .......................................                  19
                          THE AMERICAN OPPORTUNITIES PORTFOLIO .......................                  21
                          THE CAPITAL OPPORTUNITIES PORTFOLIO ........................                  24
                          THE GLOBAL EQUITY PORTFOLIO ................................                  27
                          THE DEVELOPING GROWTH PORTFOLIO ............................                  29
Additional Investment
Strategy Information      ............................................................                  31

Additional Risk
Information               ............................................................                  32

Portfolio Management      ............................................................                  37

Shareholder Information   PRICING FUND SHARES ........................................                  40
                          PLAN OF DISTRIBUTION .......................................                  40
                          DISTRIBUTIONS ..............................................                  40
                          TAX CONSEQUENCES ...........................................                  41

Financial Highlights      ............................................................                  42

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies, 11 portfolios currently offer Class Y shares. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):


                               Insurance Company               Type of Policy
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                              Hartford Life    annuity contracts and flexible premium
                                          Insurance Company    variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                  Hartford Life and Annuity    annuity contracts and flexible premium
                                          Insurance Company    variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]

MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.
YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


                    The Portfolio's investments include the following money market instruments:


                                 -    commercial paper and corporate
                                      obligations --                             rated in one of the two highest rating
                                                                                 categories by at least two nationally recognized
                                                                                 rating organizations or, if not rated, is of
                                                                                 comparable quality;
                                 -    bank obligations --                        including certificates of deposit of
                                                                                 U.S.-regulated banks having total assets of
                                                                                 $1 billion or more, and investments secured by
                                                                                 these obligations;
                                 -    savings institution obligations --         including certificates of deposit of savings
                                                                                 banks and savings and loan institutions having
                                                                                 assets of $1 billion or more;
                                 -    insured certificates of deposit --         of banks and savings institutions having assets
                                                                                 of less than $1 billion;
                                 -    repurchase agreements --                   which may be viewed as a type of secured lending
                                                                                 by the Portfolio; and
                                 -    U.S. government securities --              issued or guaranteed as to principal by the U.S.
                                                                                 Government, its agencies or its
                                                                                 instrumentalities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Money Market Portfolio will achieve its investment objective.



                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.


                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y share.

[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  3.62%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.30%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.51% (quarter ended December 31, 2001).



                    _AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)_____



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      Life of Portfolio
                                                                         Past 1 Year  (Since 07/24/00)
                               ------------------------------------------------------------------------
                                The Money Market Portfolio                   3.62%             4.34%
                               ------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
               The Diversified Income Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Diversified Income Portfolio will normally invest at least 80% of its assets in a diversified portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., attempts to equally allocate approximately one-third of the Portfolio's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Portfolio's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal, to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.


                    The three groups of Portfolio investments include: (1) global securities; (2) mortgage-backed and U.S. government securities; and (3) high yield securities.

                    (1) Global Securities. The securities in the first group include:


                    - Fixed-income securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;


                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

                    - The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described below.

                    The Investment Manager will actively manage the Portfolio's assets in this group in accordance with a global market strategy. Consistent with this strategy, the Investment Manager intends to allocate the Portfolio's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

                    (2) Mortgage-Backed and U.S. Government Securities. The securities in the second group include:


                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;


                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    (3) High Yield Securities. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal.

                    Forward Currency Contracts. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    Other Securities. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Diversified Income Portfolio will achieve its investment objectives. The Diversified Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Diversified Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -4.41%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.13%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 0.15% (quarter ended
                    September 30, 2001) and the lowest return for a calendar quarter was -3.71% (quarter ended June 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ---------------------------------------------------------------------------
                                                                                         Life of Portfolio
                                                                          Past 1 Year    (Since 07/24/00)
                               ---------------------------------------------------------------------------
                                The Diversified Income Portfolio                 -4.41%            -6.27%
                               ---------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/Credit Index(1)                        8.96%            10.56%
                               ---------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX (FORMERLY LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX) TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Balanced Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Balanced Growth Portfolio will normally invest at least 60% of its assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.


                    The three groups of Portfolio investments in more detail include:

                    (1) Common Stocks. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, asset-backed securities and U.S. government securities. The U.S. government securities may include:


                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. Government.


                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    (4) Money Market Securities. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.


                    The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Fixed-Income, Including Money Market, Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs),

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares over the past calendar year.

[End Sidebar]

                    and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Futures. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  0.86%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.24%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -8.14% (quarter ended September 30, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Balanced Growth Portfolio                      0.86%             7.87%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Index(2)            8.44%            10.56%
                               ----------------------------------------------------------------------------



 1 THE STANDARD & POOR'S-REGISTERED TRADEMARK- 500 INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IN UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.



                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.



                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").



                    The Portfolio may also invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets although upgrading of fresh water and waste systems is an expanding business.

                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.


                    Asset-Backed Securities. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.69%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.45%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.03% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.40% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Utilities Portfolio                          -25.69%           -22.82%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.



                    The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -5.71%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.39%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.88% (quarter ended December 31, 2001 and the lowest return for a calendar quarter was -14.24% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Dividend Growth Portfolio                     -5.71%             4.53%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Value-Added Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio invests, on an
                    "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard &
                    Poor's-Registered Trademark- 500 Composite Stock Price
                    Index. The S&P 500 represents 500 widely-held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value
                    (approximately 0.20% each of the Portfolio's value). The
                    Portfolio may invest in foreign securities represented in the S&P 500.


                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting.

                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows

the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -2.04%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.20%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 13.26% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.23% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Value-Added Market Portfolio                  -2.04%             5.71%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Investment Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.


                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/ or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There are no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these changes.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -15.46%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.11%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.72% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -18.51% (quarter ended March 31, 2001).



                               Average Annual Total Returns (as of December 31, 2001)
                               ------------------------------------------------------------------------------
                                                                                           Life of Portfolio
                                                                           Past 1 Year     (Since 07/24/00)
                               ------------------------------------------------------------------------------
                                The Growth Portfolio                             -15.46%            -23.04%
                               ------------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%            -14.47%
                               ------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The American Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have attractive earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    Sector Rotation. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.


                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depositary receipts); and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities that are not traded in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Options and Futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -29.67%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.47%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -22.03% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The American Opportunities Portfolio             -29.67%           -24.18%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -14.47%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]

               The Capital Opportunities Portfolio


[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio (formerly named the Mid-Cap Equity Portfolio) seeks long-term capital growth.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range was approximately between $225 million and $10.5 billion as of December 31, 2001. The Portfolio's "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:


                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;

                    - an ability to earn an attractive return on equity;

                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;

                    - a large and growing market share;

                    - a strong balance sheet; and

                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


                    In addition, the Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).



                    On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and TCW Investment Management Company ("TCW"). Effective on or about October 1, 2002, TCW will cease to serve as the Sub-Advisor of the Portfolio and the Investment Manager will assume direct responsibility for investment of the Portfolio's assets. In managing the Portfolio, the Investment Manager expects to pursue substantially the same strategies as those described above.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the sub-advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -36.56%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -6.36%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 37.91% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -41.08% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Capital Opportunities Portfolio              -36.56%           -47.07%
                               ----------------------------------------------------------------------------
                                S&P MidCap 400 Index(1)                           -0.58%             2.41%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P MIDCAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.


                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -17.38%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 2.82%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 11.16% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -17.30% (quarter ended September 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Global Equity Portfolio                      -17.38%           -17.71%
                               ----------------------------------------------------------------------------
                                MSCI World Index(1)                              -16.82%           -18.53%
                               ----------------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Developing Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment Manager's views of the market, economy and political conditions.



                    The Portfolio may invest up to 35% of its assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    Fixed-Income Securities. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

[End Sidebar]

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



ANNUAL TOTAL RETURNS -- Calendar Years


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.67%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -3.45%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 20.02% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -25.48% (quarter ended March 31, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Developing Growth Portfolio                  -25.67%           -26.20%
                               ----------------------------------------------------------------------------
                                Russell 2000 Index(1)                              2.49%            -2.07%
                               ----------------------------------------------------------------------------


 1 THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX, WHICH IS COMPRISED OF THE 2000 SMALLEST STOCKS INCLUDED IN THE RUSSELL 3000 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Investment Management Inc. -- have a similar degree of discretion.


                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    Portfolio Turnover. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                               How Interest Rates Affect Bond Prices


                                                                       Price per $100 of a Bond if
                                                                             Interest Rates:
                                                                       ----------------------------
                                                                         Increase       Decrease
                                                                       ------------  --------------
                               Bond Maturity                   Yield    1%     2%      1%      2%
                               --------------------------------------------------------------------
                                1 year                          2.04%   $99    $98    $101    $102
                               --------------------------------------------------------------------
                                5 years                         4.30%   $96    $92    $105    $109
                               --------------------------------------------------------------------
                                10 years                        5.05%   $93    $86    $108    $117
                               --------------------------------------------------------------------
                                30 years                        5.65%   $87    $77    $115    $135
                               --------------------------------------------------------------------



                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.


                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date on average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or a Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).


                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


                    Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

                    Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities.


                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or a Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or a Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Investment Companies. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of March 31, 2002.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Capital Opportunities and Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is 1221 Avenue of the Americas, New York, NY 10020.



                    Each of the Capital Opportunities and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of the Capital Opportunities Portfolio, including the placing of orders for the purchase and sales of investment securities. As of March 31, 2002, TCW Investment Management Company, together with its affiliated companies, manages approximately
                    $83.1 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A., owns a majority interest in the TCW Group Inc.



                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2002, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $176.2 billion primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                   Management Fees as a
                                                                                   Percentage of Average
                               Portfolio                                             Daily Net Assets
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                     0.50%
                               -------------------------------------------------------------------------
                                The Diversified Income Portfolio                               0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                  0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                        0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                  0.61%
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                               0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                           0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                           0.62%
                               -------------------------------------------------------------------------
                                The Capital Opportunities Portfolio                            0.75%(1)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                                    1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                                0.50%
                               -------------------------------------------------------------------------


 1 40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE PORTFOLIO'S SUB-ADVISOR.


                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.



                    The Diversified Income Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, Stephen F. Esser, a Managing Director of the Investment Manager, and Paul F. O'Brien, an Executive Director of the Investment Manager.



                    The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Large-Cap Value team. Current members of the Large-Cap Value team include Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member or the team.



                    The Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary Portfolio Manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Sector Funds Equity/Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Gary Herbert, a Vice President of the Investment Manager, is a current member of the team.



                    The Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul D. Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.



                    The Value-Added Market Portfolio -- The Portfolio is managed by the Indexed Portfolio team of the Core Growth Equity Group. Current members of the team include Guy G.

                    Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.



                    The Growth Portfolio -- The Portfolio is managed by the Select Growth team. Current members of the team include William Auslander, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and Peter Dannenbaum and Jeffrey Alvino, Executive Directors of Morgan Stanley Investment Management Inc. and the Investment Manager.



                    The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.



                    The Capital Opportunities Portfolio -- Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary Portfolio Manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of TCW Investment Management Company. Messrs. Foreman and Ainley have been Portfolio Managers with TCW Investment Management Company for over 5 years.



                    Effective on or about October 1, 2002, the Investment Manager will assume direct responsibility for the management of the Portfolio. The Portfolio will be managed by the Investment Manager's Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David Cohen, Vice Presidents of the Investment Manager.



                    The Global Equity Portfolio -- David Dineen, a Vice President of the Investment Manager, is the primary Portfolio Manager of the Portfolio and has been a Portfolio Manager with the Investment Manager for over 5 years.



                    The Developing Growth Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and John Roscoe, Vice Presidents of the Investment Manager, and David P. Chu, an Executive Director of the Investment Manager.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.


                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment
                    Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows
                    Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                        Net Realized
                                                                                        Capital Gains
                                                Dividends                               Distributions
        ----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         Diversified Income Portfolio           Declared and paid monthly               Declared and paid at least
                                                                                        once per year
        ----------------------------------------------------------------------------------------------------------------------
         Balanced Growth, Dividend Growth and   Declared and paid quarterly             Declared and paid at least
         Utilities Portfolios                                                           once per calendar year
        ----------------------------------------------------------------------------------------------------------------------
         American Opportunities, Developing     Declared and paid at least once per     Declared and paid at least once per
         Growth, Global Equity, Growth,         calendar year                           calendar year
         Capital Opportunities and Value-
         Added Market Portfolios
        ----------------------------------------------------------------------------------------------------------------------


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights


        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's
        Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio other than the North American Government Securities Portfolio and the Emerging Markets Portfolio on May 1, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2001, the per share amounts were computed using an average number of shares outstanding during the period.


                           Net Asset
                             Value         Net        Net Realized   Total from
For the Year               Beginning   Investment    and Unrealized  Investment  Dividends to
Ended December 31          of Period  Income (Loss)   Gain (Loss)    Operations  Shareholders
---------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1997                       $ 1.00        $0.05          --            $ 0.05       $(0.05)
---------------------------------------------------------------------------------------------
 1998                         1.00         0.05          --              0.05        (0.05)
---------------------------------------------------------------------------------------------
 1999                         1.00         0.05          --              0.05        (0.05)
---------------------------------------------------------------------------------------------
 2000(a)*                     1.00         0.06          --              0.06        (0.06)
---------------------------------------------------------------------------------------------
 2001*                        1.00         0.04          --              0.04        (0.04)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                     1.00         0.03          --              0.03        (0.03)
---------------------------------------------------------------------------------------------
 2001*                        1.00         0.04          --              0.04        (0.04)
---------------------------------------------------------------------------------------------

 NORTH AMERICAN
 GOVERNMENT SECURITIES

 CLASS X SHARES
 1997                        10.09         0.48          $ 0.09          0.57        (0.49)
---------------------------------------------------------------------------------------------
 1998                        10.17         0.46           (0.03)         0.43        (0.45)
---------------------------------------------------------------------------------------------
 1999                        10.15         0.47           (0.13)         0.34        (0.46)
---------------------------------------------------------------------------------------------
 2000(a)                     10.03         0.55            0.10          0.65        (0.60)
---------------------------------------------------------------------------------------------
 2001                        10.08         0.43(3)         0.06(3)       0.49        (0.49)
---------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1997                        10.32         0.80            0.02          0.82        (0.83)
---------------------------------------------------------------------------------------------
 1998                        10.29         0.79           (0.37)         0.42        (0.77)
---------------------------------------------------------------------------------------------
 1999                         9.93         0.78           (0.96)        (0.18)       (0.77)
---------------------------------------------------------------------------------------------
 2000(a)*                     8.96         0.76           (1.15)        (0.39)       (0.65)
---------------------------------------------------------------------------------------------
 2001*                        7.83         0.56(3)        (0.88)(3)     (0.32)       (0.42)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                     8.58         0.33           (0.73)        (0.40)       (0.33)
---------------------------------------------------------------------------------------------
 2001*                        7.81         0.52(3)        (0.86)(3)     (0.34)       (0.41)
---------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                  Total                                       Net Assets
For the Year               Distributions to   Dividends and  Net Asset Value                 End of Period
Ended December 31            Shareholders     Distributions   End of Period   Total Return+     (000's)
----------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1997                        --                  $(0.05)         $ 1.00              5.21%     $ 84,045
----------------------------------------------------------------------------------------------------------
 1998                        --                   (0.05)           1.00              5.16       120,185
----------------------------------------------------------------------------------------------------------
 1999                        --                   (0.05)           1.00              4.78       135,675
----------------------------------------------------------------------------------------------------------
 2000(a)*                    --                   (0.06)           1.00              5.98       118,274
----------------------------------------------------------------------------------------------------------
 2001*                       --                   (0.04)           1.00              3.88       175,957
----------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                   (0.03)           1.00              2.58(1)      2,673
----------------------------------------------------------------------------------------------------------
 2001*                       --                   (0.04)           1.00              3.62        31,189
----------------------------------------------------------------------------------------------------------

 NORTH AMERICAN
 GOVERNMENT SECURITIES

 CLASS X SHARES
 1997                        --                   (0.49)          10.17              5.91         5,091
----------------------------------------------------------------------------------------------------------
 1998                        --                   (0.45)          10.15              4.28         8,389
----------------------------------------------------------------------------------------------------------
 1999                        --                   (0.46)          10.03              3.40         9,421
----------------------------------------------------------------------------------------------------------
 2000(a)                     --                   (0.60)          10.08              6.66         7,677
----------------------------------------------------------------------------------------------------------
 2001                        --                   (0.49)          10.08              4.91         5,880
----------------------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1997                      $(0.02)                (0.85)          10.29              8.32        62,287
----------------------------------------------------------------------------------------------------------
 1998                       (0.01)                (0.78)           9.93              4.22        93,991
----------------------------------------------------------------------------------------------------------
 1999                       (0.02)++              (0.79)           8.96             (1.83)       86,270
----------------------------------------------------------------------------------------------------------
 2000(a)*                   (0.09)++              (0.74)           7.83             (4.74)       69,443
----------------------------------------------------------------------------------------------------------
 2001*                      (0.10)++              (0.52)           6.99             (4.06)       56,745
----------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                   (0.04)++              (0.37)           7.81             (4.68)(1)        602
----------------------------------------------------------------------------------------------------------
 2001*                      (0.09)++              (0.50)           6.97             (4.41)        3,859
----------------------------------------------------------------------------------------------------------

                           Ratios to Average Net Assets
                           -----------------------------  Portfolio
For the Year                             Net Investment   Turnover
Ended December 31            Expenses     Income (Loss)     Rate
-------------------------
 MONEY MARKET
 CLASS X SHARES
 1997                         0.55%            5.08%         N/A
-------------------------
 1998                         0.55             5.02          N/A
-------------------------
 1999                         0.54             4.67          N/A
-------------------------
 2000(a)*                     0.55             5.80          N/A
-------------------------
 2001*                        0.52             3.63          N/A
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.80(2)          5.55(2)       N/A
-------------------------
 2001*                        0.77             3.38          N/A
-------------------------
 NORTH AMERICAN
 GOVERNMENT SECURITIES
 CLASS X SHARES
 1997                         1.26             4.75           27%
-------------------------
 1998                         1.15             4.52           51
-------------------------
 1999                         1.01             4.60           53
-------------------------
 2000(a)                      1.00             5.38           --
-------------------------
 2001                         1.17             4.01(3)        48
-------------------------
 DIVERSIFIED INCOME
 CLASS X SHARES
 1997                         0.55             8.09          110
-------------------------
 1998                         0.49             7.92          111
-------------------------
 1999                         0.48             8.31           69
-------------------------
 2000(a)*                     0.47             8.92           33
-------------------------
 2001*                        0.49             7.48(3)       114
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.72(2)          9.23(2)        33
-------------------------
 2001*                        0.74             7.23(3)       114
-------------------------

                           Net Asset
                             Value         Net        Net Realized   Total from
For the Year               Beginning   Investment    and Unrealized  Investment  Dividends to
Ended December 31          of Period  Income (Loss)   Gain (Loss)    Operations  Shareholders
---------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1997                       $13.07        $0.29          $ 2.01        $ 2.30       $(0.30)
---------------------------------------------------------------------------------------------
 1998                        15.03         0.44            1.68          2.12        (0.43)
---------------------------------------------------------------------------------------------
 1999                        16.38         0.48            0.15          0.63        (0.48)
---------------------------------------------------------------------------------------------
 2000(a)*                    14.63         0.47            0.42          0.89        (0.51)
---------------------------------------------------------------------------------------------
 2001*                       14.90         0.44(3)        (0.28)(3)      0.16        (0.44)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    13.67         0.18            1.25          1.43        (0.22)
---------------------------------------------------------------------------------------------
 2001*                       14.88         0.39(3)        (0.27)(3)      0.12        (0.41)
---------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                        12.94         0.39            2.96          3.35        (0.40)
---------------------------------------------------------------------------------------------
 1998                        15.84         0.37            3.06          3.43        (0.37)
---------------------------------------------------------------------------------------------
 1999                        18.71         0.34            7.69          8.03        (0.34)
---------------------------------------------------------------------------------------------
 2000(a)*                    26.25         0.38           (0.79)        (0.41)       (0.40)
---------------------------------------------------------------------------------------------
 2001*                       23.99         0.43(3)        (6.45)(3)     (6.02)       (0.45)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    26.06         0.15           (2.04)        (1.89)       (0.18)
---------------------------------------------------------------------------------------------
 2001*                       23.99         0.40(3)        (6.48)(3)     (6.08)       (0.40)
---------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                        16.45         0.38            3.80          4.18        (0.38)
---------------------------------------------------------------------------------------------
 1998                        19.57         0.39            3.38          3.77        (0.39)
---------------------------------------------------------------------------------------------
 1999                        22.05         0.40           (0.10)         0.30        (0.40)
---------------------------------------------------------------------------------------------
 2000(a)*                    19.92         0.33            0.05          0.38        (0.37)
---------------------------------------------------------------------------------------------
 2001*                       15.85         0.27           (1.13)        (0.86)       (0.28)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    14.14         0.10            1.73          1.83        (0.13)
---------------------------------------------------------------------------------------------
 2001*                       15.84         0.23           (1.13)        (0.90)       (0.25)
---------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1997                        14.16         0.23            3.43          3.66        (0.23)
---------------------------------------------------------------------------------------------
 1998                        17.56         0.22            1.90          2.12        (0.22)
---------------------------------------------------------------------------------------------
 1999                        19.19         0.22            2.08          2.30        (0.22)
---------------------------------------------------------------------------------------------
 2000(a)*                    20.54         0.26            1.95          2.21        (0.09)
---------------------------------------------------------------------------------------------
 2001*                       20.75         0.22           (0.56)        (0.34)       (0.19)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    18.74         0.09            1.89          1.98       --
---------------------------------------------------------------------------------------------
 2001*                       20.72         0.16           (0.55)        (0.39)       (0.18)
---------------------------------------------------------------------------------------------


                                                 Total                                       Net Assets
For the Year               Distributions to  Dividends and  Net Asset Value                 End of Period
Ended December 31            Shareholders    Distributions   End of Period   Total Return+     (000's)
---------------------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1997                      $(0.04)              $(0.34)         $15.03             17.87%     $ 71,323
---------------------------------------------------------------------------------------------------------
 1998                       (0.34)               (0.77)          16.38             14.41       107,852
---------------------------------------------------------------------------------------------------------
 1999                       (1.90)               (2.38)          14.63              3.52       128,299
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (0.11)               (0.62)          14.90              6.37       120,911
---------------------------------------------------------------------------------------------------------
 2001*                       --                  (0.44)          14.62              1.21       116,002
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                  (0.22)          14.88             10.55(1)      1,455
---------------------------------------------------------------------------------------------------------
 2001*                       --                  (0.41)          14.59              0.86         8,463
---------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                       (0.05)               (0.45)          15.84             26.45        50,766
---------------------------------------------------------------------------------------------------------
 1998                       (0.19)               (0.56)          18.71             22.23        85,683
---------------------------------------------------------------------------------------------------------
 1999                       (0.15)               (0.49)          26.25             43.71       165,368
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (1.45)               (1.85)          23.99             (1.91)      196,489
---------------------------------------------------------------------------------------------------------
 2001*                      (0.42)               (0.87)          17.10            (25.51)      118,964
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                  (0.18)          23.99             (7.26)(1)      5,494
---------------------------------------------------------------------------------------------------------
 2001*                      (0.42)               (0.82)          17.09            (25.69)       12,471
---------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                       (0.68)               (1.06)          19.57             26.12       518,419
---------------------------------------------------------------------------------------------------------
 1998                       (0.90)               (1.29)          22.05             19.73       723,285
---------------------------------------------------------------------------------------------------------
 1999                       (2.03)               (2.43)          19.92              0.53       742,811
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (4.08)               (4.45)          15.85              5.36       619,469
---------------------------------------------------------------------------------------------------------
 2001*                       --                  (0.28)          14.71             (5.45)      527,738
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                  (0.13)          15.84             13.02(1)      2,780
---------------------------------------------------------------------------------------------------------
 2001*                       --                  (0.25)          14.69             (5.71)       22,602
---------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1997                       (0.03)               (0.26)          17.56             26.12       141,316
---------------------------------------------------------------------------------------------------------
 1998                       (0.27)               (0.49)          19.19             12.19       174,824
---------------------------------------------------------------------------------------------------------
 1999                       (0.73)               (0.95)          20.54             12.15       189,708
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (1.91)               (2.00)          20.75             11.98       186,887
---------------------------------------------------------------------------------------------------------
 2001*                      (1.10)               (1.29)          19.12             (1.83)      181,881
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                 --               20.72             10.57(1)        890
---------------------------------------------------------------------------------------------------------
 2001*                      (1.10)               (1.28)          19.05             (2.04)       10,985
---------------------------------------------------------------------------------------------------------

                           Ratios to Average Net Assets
                           ----------------------------  Portfolio
For the Year                             Net Investment  Turnover
Ended December 31            Expenses    Income (Loss)     Rate
-------------------------
 BALANCED GROWTH
 CLASS X SHARES
 1997                         0.86%           2.13%          64%
-------------------------
 1998                         0.71            2.87           93
-------------------------
 1999                         0.64            3.10           37
-------------------------
 2000(a)*                     0.64            3.29           39
-------------------------
 2001*                        0.64            2.95(3)        71
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.86(2)         2.90(2)        39
-------------------------
 2001*                        0.89            2.70(3)        71
-------------------------
 UTILITIES
 CLASS X SHARES
 1997                         0.76            2.83           34
-------------------------
 1998                         0.71            2.21           19
-------------------------
 1999                         0.70            1.63           31
-------------------------
 2000(a)*                     0.69            1.43           32
-------------------------
 2001*                        0.69            2.15(3)        49
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.95(2)         1.40(2)        32
-------------------------
 2001*                        0.94            1.90(3)        49
-------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1997                         0.65            2.11           26
-------------------------
 1998                         0.63            1.87           39
-------------------------
 1999                         0.60            1.86          101
-------------------------
 2000(a)*                     0.63            2.01           41
-------------------------
 2001*                        0.62            1.79           22
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.88(2)         1.45(2)        41
-------------------------
 2001*                        0.87            1.54           22
-------------------------
 VALUE-ADDED MARKET
 CLASS X SHARES
 1997                         0.58            1.49            8
-------------------------
 1998                         0.55            1.20           14
-------------------------
 1999                         0.55            1.11           21
-------------------------
 2000(a)*                     0.54            1.31            8
-------------------------
 2001*                        0.54            1.12            6
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.78(2)         1.02(2)         8
-------------------------
 2001*                        0.79            0.87            6
-------------------------

                           Net Asset
                             Value         Net        Net Realized   Total from
For the Year               Beginning   Investment    and Unrealized  Investment  Dividends to
Ended December 31          of Period  Income (Loss)   Gain (Loss)    Operations  Shareholders
---------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1997                       $13.55       $ 0.09          $ 3.09        $ 3.18       $(0.10)
---------------------------------------------------------------------------------------------
 1998                        16.56       --                2.16          2.16       --
---------------------------------------------------------------------------------------------
 1999                        18.23        (0.02)           6.65          6.63       --
---------------------------------------------------------------------------------------------
 2000(a)*                    23.27        (0.02)          (2.47)        (2.49)      --
---------------------------------------------------------------------------------------------
 2001*                       19.42        (0.01)          (2.90)        (2.91)      --
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    23.90        (0.03)          (4.47)        (4.50)      --
---------------------------------------------------------------------------------------------
 2001*                       19.40        (0.05)          (2.90)        (2.95)      --
---------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1997                        15.30         0.07            4.73          4.80        (0.06)
---------------------------------------------------------------------------------------------
 1998                        19.69         0.13            5.57          5.70        (0.14)
---------------------------------------------------------------------------------------------
 1999                        23.31         0.08           11.76         11.84        (0.07)
---------------------------------------------------------------------------------------------
 2000(a)*                    32.60         0.05           (1.39)        (1.34)      --
---------------------------------------------------------------------------------------------
 2001*                       28.57         0.09           (7.97)        (7.88)       (0.05)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    29.89         0.05           (1.39)        (1.34)      --
---------------------------------------------------------------------------------------------
 2001*                       28.55         0.03           (7.95)        (7.92)       (0.05)
---------------------------------------------------------------------------------------------

 MID-CAP EQUITY

 CLASS X SHARES
 1997(c)                     10.00         0.18            1.39          1.57        (0.17)
---------------------------------------------------------------------------------------------
 1998                        11.40         0.06            0.57          0.63        (0.07)
---------------------------------------------------------------------------------------------
 1999                        11.86         0.06           10.81         10.87        (0.06)
---------------------------------------------------------------------------------------------
 2000(a)*                    22.66        (0.09)          (5.64)        (5.73)      --
---------------------------------------------------------------------------------------------
 2001*                       15.38        (0.07)          (5.52)        (5.59)      --
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    24.41        (0.05)          (8.99)        (9.04)      --
---------------------------------------------------------------------------------------------
 2001*                       15.37        (0.09)          (5.53)        (5.62)      --
---------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1997                        12.06         0.12            0.92          1.04        (0.11)
---------------------------------------------------------------------------------------------
 1998                        12.97         0.14            1.81          1.95        (0.18)
---------------------------------------------------------------------------------------------
 1999                        14.69         0.06            4.94          5.00        (0.06)
---------------------------------------------------------------------------------------------
 2000(a)*                    19.63         0.13           (1.19)        (1.06)       (0.06)
---------------------------------------------------------------------------------------------
 2001*                       17.26         0.04           (2.88)        (2.84)       (0.11)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    18.85       --               (1.61)        (1.61)      --
---------------------------------------------------------------------------------------------
 2001*                       17.24        (0.01)          (2.86)        (2.87)       (0.10)
---------------------------------------------------------------------------------------------


                                                 Total                                       Net Assets
For the Year               Distributions to  Dividends and  Net Asset Value                 End of Period
Ended December 31            Shareholders    Distributions   End of Period   Total Return+     (000's)
---------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1997                      $(0.07)              $(0.17)         $ 6.56             23.07%     $ 40,311
---------------------------------------------------------------------------------------------------------
 1998                       (0.49)               (0.49)          18.23             13.22        53,504
---------------------------------------------------------------------------------------------------------
 1999                       (1.59)               (1.59)          23.27             39.10        96,699
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (1.36)               (1.36)          19.42            (11.68)      132,909
---------------------------------------------------------------------------------------------------------
 2001*                      (1.03)               (1.03)          15.48            (15.23)       80,096
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                 --               19.40            (18.83)(1)      2,536
---------------------------------------------------------------------------------------------------------
 2001*                      (1.03)               (1.03)          15.42            (15.46)        4,383
---------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1997                       (0.35)               (0.41)          19.69             31.93       230,014
---------------------------------------------------------------------------------------------------------
 1998                       (1.94)               (2.08)          23.31             30.78       371,633
---------------------------------------------------------------------------------------------------------
 1999                       (2.48)               (2.55)          32.60             55.81       768,751
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (2.69)               (2.69)          28.57             (4.42)      832,971
---------------------------------------------------------------------------------------------------------
 2001*                      (5.65)               (5.70)          14.99            (29.47)      463,012
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                 --               28.55             (4.48)(1)     13,930
---------------------------------------------------------------------------------------------------------
 2001*                      (5.65)               (5.70)          14.93            (29.67)       30,768
---------------------------------------------------------------------------------------------------------

 MID-CAP EQUITY

 CLASS X SHARES
 1997(c)                     --                  (0.17)          11.40             15.84(1)     19,236
---------------------------------------------------------------------------------------------------------
 1998                       (0.10)               (0.17)          11.86              5.67        28,198
---------------------------------------------------------------------------------------------------------
 1999                       (0.01)               (0.07)          22.66             92.10        84,949
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (1.55)               (1.55)          15.38            (27.56)      116,991
---------------------------------------------------------------------------------------------------------
 2001*                       --                 --                9.79            (36.39)       55,488
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                 --               15.37            (36.83)(1)      4,895
---------------------------------------------------------------------------------------------------------
 2001*                       --                 --                9.75            (36.56)       11,410
---------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1997                       (0.02)               (0.13)          12.97              8.66       102,229
---------------------------------------------------------------------------------------------------------
 1998                       (0.05)               (0.23)          14.69             15.11       125,522
---------------------------------------------------------------------------------------------------------
 1999                        --                  (0.06)          19.63             34.14       173,743
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (1.25)               (1.31)          17.26             (5.93)      171,523
---------------------------------------------------------------------------------------------------------
 2001*                      (1.52)               (1.63)          12.79            (17.22)      118,747
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                 --               17.24             (8.54)(1)        883
---------------------------------------------------------------------------------------------------------
 2001*                      (1.52)               (1.62)          12.75            (17.38)        3,825
---------------------------------------------------------------------------------------------------------

                           Ratios to Average Net Assets
                           ----------------------------  Portfolio
For the Year                             Net Investment  Turnover
Ended December 31            Expenses    Income (Loss)     Rate
-------------------------
 GROWTH
 CLASS X SHARES
 1997                         1.01%              0.13%       55%
-------------------------
 1998                         1.06               0.01       223
-------------------------
 1999                         0.90              (0.11)       88
-------------------------
 2000(a)*                     0.88              (0.10)       68
-------------------------
 2001*                        0.86              (0.04)       81
-------------------------
 CLASS Y SHARES
 2000(b)*                     1.14(2)           (0.34)(2)     68
-------------------------
 2001*                        1.11              (0.29)       81
-------------------------
 AMERICAN OPPORTUNITIES
 CLASS X SHARES
 1997                         0.68               0.42       262
-------------------------
 1998                         0.66               0.62       325
-------------------------
 1999                         0.66               0.29       360
-------------------------
 2000(a)*                     0.64               0.17       426
-------------------------
 2001*                        0.65               0.46       393
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.88(2)            0.40(2)    426
-------------------------
 2001*                        0.90               0.21       393
-------------------------
 MID-CAP EQUITY
 CLASS X SHARES
 1997(c)                     --   (4)            1.77(2)(4)    104(1)
-------------------------
 1998                        --   (4)            0.58(4)    323
-------------------------
 1999                         0.20(4)            0.37(4)    318
-------------------------
 2000(a)*                     0.79              (0.41)       21
-------------------------
 2001*                        0.80              (0.63)       16
-------------------------
 CLASS Y SHARES
 2000(b)*                     1.02(2)           (0.62)(2)     21
-------------------------
 2001*                        1.05              (0.88)       16
-------------------------
 GLOBAL EQUITY
 CLASS X SHARES
 1997                         1.13               0.91        87
-------------------------
 1998                         1.10               1.01        80
-------------------------
 1999                         1.08               0.36        79
-------------------------
 2000(a)*                     1.06               0.68        68
-------------------------
 2001*                        1.07               0.29        89
-------------------------
 CLASS Y SHARES
 2000(b)*                     1.29(2)            0.02(2)     68
-------------------------
 2001*                        1.32               0.04        89
-------------------------

                           Net Asset
                             Value         Net        Net Realized   Total from
For the Year               Beginning   Investment    and Unrealized  Investment  Dividends to
Ended December 31          of Period  Income (Loss)   Gain (Loss)    Operations  Shareholders
---------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1997                       $16.88       $ 0.05          $ 2.27        $ 2.32       $(0.04)
---------------------------------------------------------------------------------------------
 1998                        19.16         0.03            1.69          1.72        (0.04)
---------------------------------------------------------------------------------------------
 1999                        20.81         0.01           19.23         19.24        (0.01)
---------------------------------------------------------------------------------------------
 2000(a)*                    40.04         0.22           (7.89)        (7.67)      --
---------------------------------------------------------------------------------------------
 2001*                       25.93        (0.01)          (6.25)        (6.26)       (0.22)
---------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    29.79         0.09           (3.98)        (3.89)      --
---------------------------------------------------------------------------------------------
 2001*                       25.90        (0.05)          (6.25)        (6.30)       (0.21)
---------------------------------------------------------------------------------------------

 EMERGING MARKETS

 CLASS X SHARES
 1997                        11.20         0.06            0.11          0.17        (0.06)
---------------------------------------------------------------------------------------------
 1998                        11.31         0.07           (3.33)        (3.26)       (0.07)
---------------------------------------------------------------------------------------------
 1999                         7.91       --                6.60          6.60       --
---------------------------------------------------------------------------------------------
 2000(a)                     14.49        (0.02)          (4.12)        (4.14)      --
---------------------------------------------------------------------------------------------
 2001                        10.35         0.22           (0.59)        (0.37)      --
---------------------------------------------------------------------------------------------

(A) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

(C) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.

++   DISTRIBUTIONS FROM PAID-IN-CAPITAL.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISION OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR NORTH AMERICAN GOVERNMENT SECURITIES, DIVERSIFIED INCOME, BALANCED GROWTH AND UTILITIES WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN
     (LOSS) PER SHARE BY $0.01, $0.01, $0.00 AND $0.01, RESPECTIVELY; AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.15%, 0.16%, 0.02% AND 0.02%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME (LOSS) RATIOS WOULD HAVE BEEN 1.12% AND 0.65%, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1997, 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY FOR THE YEAR ENDED DECEMBER 31, 1999.


                                                 Total                                       Net Assets
For the Year               Distributions to  Dividends and  Net Asset Value                 End of Period
Ended December 31            Shareholders    Distributions   End of Period   Total Return+     (000's)
---------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1997                        --                 $(0.04)         $19.16             13.77%     $ 82,690
---------------------------------------------------------------------------------------------------------
 1998                      $(0.03)               (0.07)          20.81              9.04        81,625
---------------------------------------------------------------------------------------------------------
 1999                        --                  (0.01)          40.04             92.52       160,595
---------------------------------------------------------------------------------------------------------
 2000(a)*                   (6.44)               (6.44)          25.93            (21.61)      142,640
---------------------------------------------------------------------------------------------------------
 2001*                      (3.44)               (3.66)          16.01            (25.49)       85,513
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)*                    --                 --               25.90            (13.06)(1)      1,716
---------------------------------------------------------------------------------------------------------
 2001*                      (3.44)               (3.65)          15.95            (25.67)        2,973
---------------------------------------------------------------------------------------------------------

 EMERGING MARKETS

 CLASS X SHARES
 1997                        --                  (0.06)          11.31              1.27        23,815
---------------------------------------------------------------------------------------------------------
 1998                       (0.07)++             (0.14)           7.91            (29.03)       13,272
---------------------------------------------------------------------------------------------------------
 1999                       (0.02)++             (0.02)          14.49             83.53        22,889
---------------------------------------------------------------------------------------------------------
 2000(a)                     --                 --               10.35            (28.57)       13,223
---------------------------------------------------------------------------------------------------------
 2001                        --                 --                9.98             (3.38)       10,465
---------------------------------------------------------------------------------------------------------

                           Ratios to Average Net Assets
                           -----------------------------  Portfolio
For the Year                             Net Investment   Turnover
Ended December 31            Expenses     Income (Loss)     Rate
-------------------------
 DEVELOPING GROWTH
 CLASS X SHARES
 1997                         0.60%              0.26%       149%
-------------------------
 1998                         0.59               0.19        193
-------------------------
 1999                         0.58               0.06        178
-------------------------
 2000(a)*                     0.56               0.66        207
-------------------------
 2001*                        0.59              (0.05)       196
-------------------------
 CLASS Y SHARES
 2000(b)*                     0.83(2)            0.74(2)     207
-------------------------
 2001*                        0.84              (0.30)       196
-------------------------
 EMERGING MARKETS
 CLASS X SHARES
 1997                         1.71               0.49         91
-------------------------
 1998                         1.73               0.72        116
-------------------------
 1999                         1.84              (0.03)        82
-------------------------
 2000(a)                      1.54              (0.12)        47
-------------------------
 2001                         1.54               1.59         16
-------------------------

 Morgan Stanley
Select Dimensions Investment Series

--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                                  MORGAN STANLEY
                                                               SELECT DIMENSIONS


STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT


MAY 1, 2002                                                               SERIES


----------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

    -THE DIVERSIFIED INCOME PORTFOLIO

    -THE BALANCED GROWTH PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE VALUE-ADDED MARKET PORTFOLIO

    -THE GROWTH PORTFOLIO

    -THE AMERICAN OPPORTUNITIES PORTFOLIO


    -THE CAPITAL OPPORTUNITIES PORTFOLIO


    -THE GLOBAL EQUITY PORTFOLIO

    -THE DEVELOPING GROWTH PORTFOLIO

    -THE EMERGING MARKETS PORTFOLIO


    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's
Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2002) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW at any of its branch offices.



Morgan Stanley
Select Dimensions Investment Series
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.     Fund History........................................................    4
II.    Description of the Fund and Its Investments and Risks...............    4
       A.   Classification.................................................    4
       B.   Eligible Purchasers............................................    4
       C.   Investment Strategies and Risks................................    4
       D.   Fund Policies/Investment Restrictions..........................   17
III.   Management of the Fund..............................................   19
       A.   Board of Trustees..............................................   19
       B.   Management Information.........................................   19
       C.   Compensation...................................................   26
IV.    Control Persons and Principal Holders of Securities.................   28
V.     Investment Management and Other Services............................   29
       A.   Investment Manager and Sub-Advisors............................   29
       B.   Services Provided by the Investment Manager and the
            Sub-Advisors...................................................   31
       C.   Rule 12b-1 Plan................................................   33
       D.   Other Service Providers........................................   34
       E.   Codes of Ethics................................................   34
VI.    Brokerage Allocation and Other Practices............................   34
       A.   Brokerage Transactions.........................................   34
       B.   Commissions....................................................   35
       C.   Brokerage Selection............................................   37
       D.   Directed Brokerage.............................................   39
       E.   Regular Broker-Dealers.........................................   39
VII.   Capital Stock and Other Securities..................................   40
VIII.  Purchase, Redemption and Pricing of Shares..........................   41
       A.   Purchase/Redemption of Shares..................................   41
       B.   Offering Price.................................................   41
IX.    Taxation of the Portfolios and Shareholders.........................   44
X.     Calculation of Performance Data.....................................   44
XI.    Financial Statements................................................   48
       Appendix--Ratings of Corporate Debt Instruments Investments.........  162

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.


"CUSTODIAN"--The Bank of New York for each Portfolio other than the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. JPMorgan Chase Bank for the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO.



"FINANCIAL ADVISOR"--Morgan Stanley authorized financial services representatives.



"FUND"--Morgan Stanley Select Dimensions Investment Series, a registered open-end series investment company currently consisting of thirteen Portfolios.



"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.



"MORGAN STANLEY INVESTMENT MANAGEMENT"--Morgan Stanley Investment Management Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.


"SUB-ADVISORS"--TCW Investment Management Company (only applicable to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the CAPITAL OPPORTUNITIES PORTFOLIO) and Morgan Stanley Investment Management (only applicable to the GROWTH PORTFOLIO).


"TCW"--TCW Investment Management Company.


"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994, under the name Dean Witter Select Dimensions Investment
Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the BALANCED PORTFOLIO was changed to the BALANCED GROWTH PORTFOLIO and the name of the CORE EQUITY PORTFOLIO was changed to the GROWTH PORTFOLIO. Effective April 26, 1999, the name of the AMERICAN VALUE PORTFOLIO was changed to the AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of the MID-CAP GROWTH PORTFOLIO was changed to the the MID-CAP EQUITY PORTFOLIO. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Dimensions Investment Series. Effective May 1, 2002, the name of the MID-CAP EQUITY PORTFOLIO was changed to the CAPITAL OPPORTUNITIES PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y PROSPECTUSES titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the GROWTH PORTFOLIO, the DEVEL-


OPING GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the UTILITIES PORTFOLIO, and the EMERGING MARKETS PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


    The Portfolios also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.


    The Portfolio will earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.


    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.


    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.



    COVERED CALL WRITING. Each of the above-named Portfolios (except the BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.


    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).



    PURCHASING CALL AND PUT OPTIONS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of the EMERGING MARKETS PORTFOLIO, up to 10% of its total assets. Each of the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. The BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.



    OPTIONS ON FOREIGN CURRENCIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.



    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisors, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


    STOCK INDEX OPTIONS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


    FUTURES CONTRACTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence.


    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    OPTIONS ON FUTURES CONTRACTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisors) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.


ADDITIONAL INFORMATION CONCERNING THE NORTH AMERICAN GOVERNMENT SECURITIES, THE DIVERSIFIED INCOME AND THE BALANCED GROWTH PORTFOLIOS


    COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage

Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.


    In addition, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO,the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.


    The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.


ADDITIONAL INFORMATION CONCERNING THE VALUE-ADDED MARKET PORTFOLIO



    The VALUE-ADDED MARKET PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.



    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the VALUE-ADDED MARKET PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    ASSET-BACKED SECURITIES. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.


    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the MONEY MARKET PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Advisors. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of the MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.



    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.


    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.



    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act.


    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.


    PRIVATE PLACEMENTS. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.



    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the GROWTH PORTFOLIO, the Sub-Advisors, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to the MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.



    WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the UTILITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:


     1. With the exception of the MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).


     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).


     3. With the exception of the UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations.



     4. With the exception of the MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.



     5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).


     6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

     7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.


     8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of the DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.


     9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.


    10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities; or (d) in the case of the EMERGING MARKETS PORTFOLIO, by investing in loan participations and loan assignments.


    11. Make short sales of securities.

    12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.


    14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of the MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).


    15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:


     1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).



     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO'S total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.



    In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (E.G., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (61)        Trustee      Trustee      Retired; Director or Trustee       129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Corporation.
Maw                                    April 1994   and the TCW/DW Term Trusts;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (69)        Trustee      Trustee      Director or Trustee of the         129      Director of Franklin
c/o Summit Ventures LLC                since        Morgan Stanley Funds and the                Covey (time management
1 Utah Center                          January      TCW/DW Term Trusts; formerly                systems), BMW Bank of
201 S. Main Street                     1993         United States Senator (R-                   North America, Inc.
Salt Lake City, UT                                  Utah)(1974-1992) and Chairman,              (industrial loan
                                                    Senate Banking Committee                    corporation), United
                                                    (1980-1986); formerly Mayor of              Space Alliance (joint
                                                    Salt Lake City, Utah                        venture between Lockheed
                                                    (1971-1974); formerly                       Martin and the Boeing
                                                    Astronaut, Space Shuttle                    Company) and Nuskin Asia
                                                    Discovery (April 12-19, 1985);              Pacific (multilevel
                                                    Vice Chairman, Huntsman                     marketing); member of the
                                                    Corporation (chemical                       board of various civic
                                                    company); member of the Utah                and charitable
                                                    Regional Advisory Board of                  organizations.
                                                    Pacific Corp.

Wayne E. Hedien (68)      Trustee      Trustee      Retired; Director or Trustee       129      Director of The PMI Group
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    September    and the TCW/DW Term Trusts;                 insurance); Trustee and
Counsel to the                         1997         formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Dr. Manuel H. Johnson     Trustee      Trustee      Chairman of the Audit              129      Director of NVR, Inc.
(53)                                   since        Committee and Director or                   (home construction);
c/o Johnson Smick                      July 1991    Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and the TCW/DW Term                   the Financial Accounting
1133 Connecticut Avenue,                            Trusts; Senior Partner,                     Foundation (oversight
N.W.                                                Johnson Smick                               organization of the
Washington, D.C.                                    International, Inc., a                      Financial Accounting
                                                    consulting firm; Co- Chairman               Standards Board).
                                                    and a founder of the Group of
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Michael E. Nugent (65)    Trustee      Trustee      Chairman of the Insurance          207      Director of various
c/o Triumph Capital,                   since        Committee and Director or                   business organizations.
L.P.                                   July 1991    Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and the TCW/DW Term
New York, NY                                        Trusts; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

John L. Schroeder (71)    Trustee      Trustee      Retired; Chairman of the           129      Director of Citizens
c/o Mayer, Brown, Rowe &               since        Derivatives Committee and                   Communications Company
Maw                                    April 1994   Director or Trustee of the                  (telecommunications
Counsel to the                                      Morgan Stanley Funds and the                company).
Independent                                         TCW/DW Term Trusts; formerly
Trustees                                            Executive Vice President and
1675 Broadway                                       Chief Investment Officer of
New York, NY                                        the Home Insurance Company
                                                    (August 1991-September 1995).


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman,    Trustee      Chairman, Director or Trustee      129      None
(68)                      Director or  since        and Chief Executive Officer of
c/o Morgan Stanley Trust  Trustee      July 1991    the Morgan Stanley Funds and
Harborside Financial      and Chief                 the TCW/DW Term Trusts;
Center,                   Executive                 formerly Chairman, Chief
Plaza Two,                Officer                   Executive Officer and Director
Jersey City, NJ                                     of the Investment Manager,
                                                    Morgan Stanley Distributors
                                                    Inc. and Morgan Stanley
                                                    Services, Executive Vice
                                                    President and Director of
                                                    Morgan Stanley DW, Chairman
                                                    and Director of the Transfer
                                                    Agent and Director and/or
                                                    officer of various Morgan
                                                    Stanley subsidiaries (until
                                                    June 1998).

James F. Higgins (54)     Trustee      Trustee      Director or Trustee of the         129      None
c/o Morgan Stanley Trust               since June   Morgan Stanley Funds and the
Harborside Financial                   2000         TCW/DW Term Trusts (since June
Center,                                             2000); Senior Advisor of
Plaza Two,                                          Morgan Stanley (since August
Jersey City, NJ                                     2000); Director of Morgan
                                                    Stanley Distributors Inc. and
                                                    Dean Witter Realty Inc.;
                                                    previously President and Chief
                                                    Operating Officer of the
                                                    Private Client Group of Morgan
                                                    Stanley (May 1999-August
                                                    2000), President and Chief
                                                    Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (58)    Trustee      Trustee      Director or Trustee of the         129      Director of American
1585 Broadway                          since April  Morgan Stanley Funds and the                Airlines, Inc. and its
New York, NY                           1994         TCW/DW Term Trusts; Chairman                parent company, AMR
                                                    of the Board of Directors and               Corporation.
                                                    Chief Executive Officer of
                                                    Morgan Stanley and Morgan
                                                    Stanley DW; Director of Morgan
                                                    Stanley Distributors Inc.;
                                                    Chairman of the Board of
                                                    Directors and Chief Executive
                                                    Officer of Novus Credit
                                                    Services Inc.; Director and/or
                                                    officer of various Morgan
                                                    Stanley subsidiaries.


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (48)          President        President since May    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                      1999                   Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of Morgan Stanley Distributors Inc. (since
                                                                        June 1998); Chairman and Chief Executive Officer (since
                                                                        June 1998) and Director (since January 1998) of the
                                                                        Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President of the Morgan Stanley Funds and
                                                                        TCW/DW Term Trusts (since May 1999); Trustee of various
                                                                        Van Kampen investment companies (since December 1999);
                                                                        previously Chief Strategic Officer of the Investment
                                                                        Manager and Morgan Stanley Services and Executive Vice
                                                                        President of Morgan Stanley Distributors Inc. (April
                                                                        1997-June 1998), Vice President of the Morgan Stanley
                                                                        Funds (May 1997-April 1999), and Executive Vice
                                                                        President of Morgan Stanley.

Barry Fink (47)                 Vice President,  Vice President,        General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and    Secretary and General  (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel  Counsel since          Management; Managing Director (since December 2000),
                                                 February 1997          and Secretary and General Counsel (since February 1997)
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/DW Term Trusts (since February 1997);
                                                                        Vice President and Secretary of Morgan Stanley
                                                                        Distributors Inc.; previously, Senior Vice President,
                                                                        Assistant Secretary and Assistant General Counsel of
                                                                        the Investment Manager and Morgan Stanley Services.

Thomas F. Caloia (56)           Treasurer        Since April 1989       First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, Morgan Stanley Distributors Inc.
Harborside Financial Center,                                            and Morgan Stanley Services; Treasurer of the Morgan
Plaza Two,                                                              Stanley Funds.
Jersey City, NJ

Christopher Ainley (43)         Vice President   Since August 1999      Managing Director of TCW Investment Management Company,
865 South Figueroa Street                                               Trust Company of the West and TCW Asset Management
Los Angeles, CA                                                         Company for over 5 years.

W. David Armstrong (43)         Vice President   Since February 2001    Managing Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken, PA                                                   affiliates (since 1998); previously a Senior Vice
                                                                        President at Lehman Brothers (1995-1998).

Richard M. Behler (48)          Vice President   Since May 2001         Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

David P. Chu (41)               Vice President   Since July 2001        Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken, PA                                                   affiliates (since 1998); previously an analyst and
                                                                        Portfolio Manager with Nationsbank and its Subsidiary
                                                                        TradeStreet Investment Associates (1992-1998).

David Dineen (33)               Vice President   Since May 2000         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, NY

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Stephen F. Esser (37)           Vice President   Since January 2001     Managing Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken, PA                                                   affiliates for over 5 years.

Douglas S. Foreman (44)         Vice President   Since August 1999      Chief Investment Officer of U.S. Equities and Group
865 South Figueroa Street                                               Managing Director of TCW Investment Management Company,
Los Angeles, CA                                                         Trust Company of the West and TCW Asset Management
                                                                        Company for over 5 years.

Edward F. Gaylor (60)           Vice President   Since inception of     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager for over 5 years.
New York, NY

Michelle Kaufman (37)           Vice President   Since March 1998       Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager and/or its investment management for
New York, NY                                                            over 5 years.

Anita H. Kolleeny (46)          Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

Catherine Maniscalco (38)       Vice President   Since October 2001     Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, NY

Paul F. O'Brien (45)            Vice President   Since January 2001     Executive Director of the Investment Manager and/or its
One Tower Bridge                                                        investment management affiliates for over 5 years.
West Conshohocken, PA

Jonathan R. Page (55)           Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

John Roscoe (38)                Vice President   Since April 2000       Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager and/or its investment management affiliates
New York, NY                                                            (since December 1997); previously an equity analyst at
                                                                        Rockefeller & Company Inc.

Guy G. Rutherfurd, Jr. (62)     Vice President   Since May 1999         Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, NY

Ronald B. Silvestri (36)        Vice President   Since January 1997     Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since December 1999); previously a Senior
New York, NY                                                            Research Analyst with the Investment Manager.

Paul D. Vance (66)              Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, NY                                                            affiliates for over 5 years.

Alice Weiss (54)                Vice President   Since May 1999         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, NY

Alison E. Williams (33)         Vice President   Since October 2001     Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since February 2001); previously an equity
New York, NY                                                            analyst at Painewebber.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

John L. Schroeder                                 none                                            over $100,000

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000



    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN,Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFFE, Executive Director of the Investment Manager, are Vice Presidents of the Fund.



    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN,Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.



    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, Nugent and Schroeder. During the Fund's fiscal year ended December 31, 2001, the Audit Committee held 11 meetings.



    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios. The Derivatives Committee currently consists of Messrs. Schroeder, Fiumefreddo and Johnson. During the Fund's fiscal year ended December 31, 2001, the Derivatives Committee held four meetings.



    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2001, the Insurance Committee held one meeting.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the

Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.



    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.


                               FUND COMPENSATION


                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   -------------
Michael Bozic...............................................     $1,650
Edwin J. Garn...............................................      1,650
Wayne E. Hedien.............................................      1,650
Dr. Manuel H. Johnson.......................................      2,400
Michael E. Nugent...........................................      2,150
John L. Schroeder...........................................      2,150



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 97
                                                               MORGAN STANLEY
                                                              FUNDS AND OTHER
                                                                FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE                                     FUND COMPLEX
---------------------------                                   ----------------
Michael Bozic...............................................      $150,150
Edwin J. Garn...............................................       150,150
Wayne E. Hedien.............................................       150,100
Dr. Manuel H. Johnson.......................................       219,900
Michael E. Nugent...........................................       228,362
John L. Schroeder...........................................       196,650



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.



               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS



                                      FOR ALL ADOPTING FUNDS
                                ----------------------------------
                                   ESTIMATED
                                   CREDITED
                                     YEARS           ESTIMATED
                                 OF SERVICE AT     PERCENTAGE OF             RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS
                                  RETIREMENT         ELIGIBLE                ACCRUED AS EXPENSES     UPON RETIREMENT FROM
NAME OF INDEPENDENT TRUSTEE      (MAXIMUM 10)      COMPENSATION             BY ALL ADOPTING FUNDS    ALL ADOPTING FUNDS(2)
---------------------------     ---------------  -----------------          ---------------------  -------------------------
Michael Bozic.................          10              60.44%                     $21,395                  $48,443
Edwin J. Garn.................          10              60.44                       33,443                   49,121
Wayne E. Hedien...............           9              51.37                       44,952                   41,437
Dr. Manuel H. Johnson.........          10              60.44                       22,022                   72,014
Michael E. Nugent.............          10              60.44                       38,472                   64,157
John L. Schroeder.............           8              50.37                       68,342                   50,640


------------------------------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 27.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.



    The address of Hartford Life Insurance Company ("Hartford Life") and Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") is 200 Hopmeadow Street, Simsbury, CT 06089.



    Hartford Life and Hartford Life and Annuity owned the shares of each Class of each Portfolio of the Fund in the following percentages on April 17, 2002:



                                                                             HARTFORD LIFE
CLASS/PORTFOLIO                                              HARTFORD LIFE    AND ANNUITY     TOTAL
---------------                                              -------------   -------------   --------
Class X: The Money Market Portfolio                              14.11%          85.89%       100.00%
Class Y: The Money Market Portfolio                              16.15%          83.85%       100.00%
Class X: The North American Government Portfolio                 10.76%          89.24%       100.00%
Class X: The Diversified Income Portfolio                         8.61%          91.39%       100.00%
Class Y: The Diversified Income Portfolio                         5.26%          94.74%       100.00%
Class X: The Balanced Growth Portfolio                           12.80%          87.20%       100.00%
Class Y: The Balanced Growth Portfolio                           17.02%          82.98%       100.00%
Class X: The Utilities Portfolio                                  8.84%          91.16%       100.00%
Class Y: The Utilities Portfolio                                 10.84%          89.16%       100.00%

                                                                             HARTFORD LIFE
CLASS/PORTFOLIO                                              HARTFORD LIFE    AND ANNUITY     TOTAL
---------------                                              -------------   -------------   --------
Class X: The Dividend Growth Portfolio                           11.63%          88.37%       100.00%
Class Y: The Dividend Growth Portfolio                            9.51%          90.49%       100.00%
Class X: The Value-Added Market Portfolio                        18.73%          81.27%       100.00%
Class Y: The Value-Added Market Portfolio                        20.16%          79.84%       100.00%
Class X: The Growth Portfolio                                    11.67%          88.33%       100.00%
Class Y: The Growth Portfolio                                    19.33%          80.67%       100.00%
Class X: The American Opportunities Portfolio                     9.66%          90.34%       100.00%
Class Y: The American Opportunities Portfolio                     9.82%          90.18%       100.00%
Class X: The Capital Opportunities Portfolio                     15.01%          84.99%       100.00%
Class Y: The Capital Opportunities Portfolio                     15.95%          84.05%       100.00%
Class X: The Global Equity Portfolio                             11.70%          88.30%       100.00%
Class Y: The Global Equity Portfolio                              4.60%          95.40%       100.00%
Class X: The Developing Growth Portfolio                          9.73%          90.27%       100.00%
Class Y: The Developing Growth Portfolio                         12.12%          87.88%       100.00%
Class X: The Emerging Markets Portfolio                           8.58%          91.42%       100.00%


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISORS


    The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



    The Sub-Advisor to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the EMERGING MARKETS PORTFOLIO is TCW Investment Management Company, a subsidiary of The TCW Group Inc., whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. TCW's address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TCW was retained to provide sub-advisory services to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the EMERGING MARKETS PORTFOLIO since the inception of each Portfolio. TCW has been retained to provide sub-advisory services to the CAPITAL OPPORTUNITIES PORTFOLIO since August 1999. On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Manager and TCW in respect of the CAPITAL OPPORTUNITIES PORTFOLIO. Effective on or about
October 1, 2002, TCW will cease to serve as Sub-Advisor of the CAPITAL OPPORTUNITIES PORTFOLIO.



    The Sub-Advisor to the GROWTH PORTFOLIO is Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley. Morgan Stanley Investment Management, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Investment Management's address is 1221 Avenue of the Americas, New York, NY 10020.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensa-
tion calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:



NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Money Market Portfolio            0.50% of net assets
The North American Government         0.65% of net assets
Securities Portfolio
The Diversified Income Portfolio      0.40% of net assets
The Balanced Growth Portfolio         0.60% of net assets
The Utilities Portfolio               0.65% of net assets
The Dividend Growth Portfolio         0.625% of net assets up to $500 million;
                                      0.50% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.475% of net assets exceeding $1 billion
The Value-Added Market Portfolio      0.50% of net assets
The Growth Portfolio                  0.80% of net assets
The American Opportunities Portfolio  0.625% of net assets up to $500 million;
                                      0.60% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.575% of net assets exceeding $1 billion
The Capital Opportunities Portfolio   0.75% of net assets
The Global Equity Portfolio           1.00% of net assets
The Developing Growth Portfolio       0.50% of net assets
The Emerging Markets Portfolio        1.25% of net assets


    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.


    For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued compensation under the Management Agreement as follows:



                                                       COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                  ENDED DECEMBER 31,
                                                      ------------------------------------------
NAME OF PORTFOLIO                                         1999           2000           2001
-----------------                                     ------------   ------------   ------------
The Money Market Portfolio..........................  $   646,809    $   608,490    $   896,016
The North American Government Securities
 Portfolio..........................................       61,901         53,559         43,564
The Diversified Income Portfolio....................      363,139        310,787        263,062
The Balanced Growth Portfolio.......................      738,566        712,678        745,498
The Utilities Portfolio.............................      739,430      1,282,502      1,047,937
The Dividend Growth Portfolio.......................    4,543,040      3,722,154      3,586,098
The Value-Added Market Portfolio....................      913,168        887,418        940,986
The Growth Portfolio................................      527,496      1,037,219        806,467
The American Opportunities Portfolio................    3,136,439      5,334,228      3,681,857
The Capital Opportunities Portfolio.................      281,211      1,093,598        608,192
The Global Equity Portfolio.........................    1,362,346      1,818,061      1,413,172
The Developing Growth Portfolio.....................      483,503        849,348        512,814
The Emerging Markets Portfolio......................      209,834        236,790        143,146
                                                      -----------    -----------    -----------
    Total...........................................  $13,982,121    $17,946,832    $14,688,809
                                                      ===========    ===========    ===========

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.



    Under a Sub-Advisory Agreement between TCW and the Investment Manager (the "TCW Sub-Advisory Agreement") respecting the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the CAPITAL OPPORTUNITIES PORTFOLIO, TCW provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays TCW monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the CAPITAL OPPORTUNITIES PORTFOLIO.



    Under a Sub-Advisory Agreement between Morgan Stanley Investment Management and the Investment Manager (the "Morgan Stanley Investment Management Sub-Advisory Agreement") respecting the GROWTH PORTFOLIO, Morgan Stanley Investment Management provides that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays Morgan Stanley Investment Management monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the GROWTH PORTFOLIO.



    Effective May 1, 2000, the Management Agreement was amended to lower the management fees charged on daily net assets of the AMERICAN OPPORTUNITIES PORTFOLIO in excess of $1 billion to 0.575%.



    The Investment Manager assumed all expenses of the CAPITAL OPPORTUNITIES PORTFOLIO (except for brokerage fees) and waived the compensation provided for this Portfolio in its Management Agreement with the Fund until November 8, 1999.



    In approving the Management Agreement and (in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO) the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of each Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


B. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISORS


    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.


    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desira-

ble). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisors are discussed above under "Investment Manager and Sub-Advisors."


    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisors for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO,the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO under the TCW Sub-Advisory Agreement and the Morgan Stanley Investment Management Sub-Advisory Agreement will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisors) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisors)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisors) or any corporate affiliate of the Investment Manager (or the Sub-Advisors); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.


    Each of the Management Agreement, the TCW Sub-Advisory Agreement and the Morgan Stanley Investment Management Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisors, respectively, are not liable to the Fund or any of its investors (and, in the case of the TCW Sub-Advisory Agreement and the Morgan Stanley Investment Management Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.


    Each of the Management Agreement and the Sub-Advisory Agreements will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

C. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to Hartford Securities Distribution Inc. ("Hartford") which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate Hartford, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating Hartford's or other broker-dealers' offices used for selling Portfolio shares (e.g., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.


    For the fiscal year ended December 31, 2001, Class Y shares of the following portfolios accrued amounts payable under the Plan as follows:



                                                                COMPENSATION ACCRUED
                                                              FOR THE FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                 DECEMBER 31, 2001
-----------------                                             -------------------------
The Money Market Portfolio..................................           $39,963
The Diversified Income Portfolio............................             4,849
The Balanced Growth Portfolio...............................            11,513
The Utilities Portfolio.....................................            25,313
The Dividend Growth Portfolio...............................            30,563
The Value-Added Market Portfolio............................            12,999
The Growth Portfolio........................................             8,729
The American Opportunities Portfolio........................            58,198
The Capital Opportunities Portfolio.........................            19,727
The Global Equity Portfolio.................................             6,644
The Developing Growth Portfolio.............................             5,918


    Under the Plan, Hartford provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from Hartford and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that Hartford, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.


D. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT


    Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


    (2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets other than those of the EMERGING MARKETS PORTFOLIO, and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the assets of the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS


    The Transfer Agent is an affiliate of the Investment Manager and of Morgan Stanley Investment Management. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.


E. CODES OF ETHICS

    The Fund, the Investment Manager and the Sub-Advisors have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


    Subject to the general supervision of the Trustees, the Investment Manager and, for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GROWTH PORTFOLIO, the Sub-Advisors, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.



    For the fiscal years ended December 31, 1999, 2000 and 2001, the Portfolios paid brokerage commissions as follows:



                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/99     ENDED 12/31/00     ENDED 12/31/01
-----------------                           ----------------   ----------------   ----------------
The Money Market Portfolio................     $        0         $        0         $        0
The North American Government Securities
 Portfolio................................              0                  0                  0
The Diversified Income Portfolio..........            528                  0                  0
The Balanced Growth Portfolio.............        101,521             97,943             43,346
The Utilities Portfolio...................         81,258            132,702            183,154
The Dividend Growth Portfolio.............      1,523,242            891,980            394,707
The Value-Added Market Portfolio..........         60,543             38,665             31,286
The Growth Portfolio......................         94,623            159,451             93,117
The American Opportunities Portfolio......      2,471,600          4,126,252          1,466,750
The Capital Opportunities Portfolio.......        149,553             17,372             15,624
The Global Equity Portfolio...............        449,542            425,661            565,734
The Developing Growth Portfolio...........        268,041            286,931            106,976
The Emerging Markets Portfolio............         85,296             46,345              4,005
                                               ----------         ----------         ----------
    Total.................................     $5,285,747         $6,223,302         $2,904,699
                                               ==========         ==========         ==========


B. COMMISSIONS


    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.



    During the fiscal years ended December 31, 1999 and 2000, the Fund did not effect any principal transactions with Morgan Stanley DW. During the fiscal year ended December 31, 2001, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO effected principal transactions with Morgan Stanley DW in the amount of $587,398.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    During the fiscal years ended December 31, 1999 and 2000, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                              BROKERAGE COMMISSIONS PAID
                                                                 TO MORGAN STANLEY DW
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/99         12/31/00
-----------------                                             --------         --------
The Money Market Portfolio..................................         0                0
The North American Government Securities Portfolio..........         0                0
The Diversified Income Portfolio............................  $    525                0
The Balanced Growth Portfolio...............................    31,733         $ 35,475
The Utilities Portfolio.....................................    21,517           27,092
The Dividend Growth Portfolio...............................   119,495          180,183
The Value-Added Market Portfolio                                     0                0
The Growth Portfolio........................................         0                0
The American Opportunities Portfolio........................    59,078           79,137
The Capital Opportunities Portfolio.........................    22,769                0
The Global Equity Portfolio.................................     7,932            1,106
The Developing Growth Portfolio.............................    38,648           20,901
The Emerging Markets Portfolio..............................         0                0
                                                              --------         --------
    Total...................................................  $301,697         $343,894
                                                              ========         ========



    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                                                      PERCENTAGE OF
                                                                                     AGGREGATE DOLLAR
                                                                                        AMOUNT OF
                                                                                     EXECUTED TRADES
                                            BROKERAGE           PERCENTAGE OF            ON WHICH
                                         COMMISSIONS PAID    AGGREGATE BROKERAGE        BROKERAGE
                                        TO MORGAN STANLEY      COMMISSIONS FOR       COMMISSIONS WERE
                                        DW FOR FISCAL YEAR    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                         ENDED 12/31/01          12/31/01            ENDED 12/31/01
-----------------                       ------------------   -------------------   --------------------
The Money Market Portfolio............              0                    0                     0
The North American Government
 Securities Portfolio.................              0                    0                     0
The Diversified Income Portfolio......              0                    0                     0
The Balanced Growth Portfolio.........       $  9,081                20.95%                30.30%
The Utilities Portfolio...............         11,070                 6.04%                11.09%
The Dividend Growth Portfolio.........         84,474                21.40%                32.99%
The Value-Added Market Portfolio......              0                    0                     0
The Growth Portfolio..................              0                    0                     0
The American Opportunities
 Portfolio............................         18,329                 1.25%                 1.90%
The Capital Opportunities Portfolio...            310                 1.98%                 1.98%
The Global Equity Portfolio...........          4,262                 0.75%                 2.14%
The Developing Growth Portfolio.......              0                    0                     0
The Emerging Markets Portfolio........              0                    0                     0
                                             --------
    Total.............................       $127,526
                                             ========

    During the fiscal years ended December 31, 1999 and 2000, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:



                                                                BROKERAGE COMMISSIONS
                                                                   PAID TO MORGAN
                                                              STANLEY & CO. FOR FISCAL
                                                                     YEAR ENDED
                                                              ------------------------
NAME OF PORTFOLIO                                              12/31/99      12/31/00
-----------------                                              --------      --------
The Money Market Portfolio..................................           0             0
The North American Government Securities Portfolio..........           0             0
The Diversified Income Portfolio............................           0             0
The Balanced Growth Portfolio...............................    $  8,985      $  5,770
The Utilities Portfolio.....................................           0         3,200
The Dividend Growth Portfolio...............................     103,820        41,164
The Value-Added Market Portfolio............................           0             0
The Growth Portfolio........................................      11,475         3,263
The American Opportunities Portfolio........................     272,223       325,499
The Capital Opportunities Portfolio.........................       8,365             0
The Global Equity Portfolio.................................      25,287        29,299
The Developing Growth Portfolio.............................       9,645         5,180
The Emerging Markets Portfolio..............................       1,878         1,800
                                                                --------      --------
    Total...................................................    $441,678      $415,175
                                                                ========      ========



    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:



                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/01           12/31/01            ENDED 12/31/01
-----------------                   -------------------------   -------------------   --------------------
The Money Market Portfolio........                   0                      0                     0
The North American Government
 Securities Portfolio.............                   0                      0                     0
The Diversified Income
 Portfolio........................                   0                      0                     0
The Balanced Growth Portfolio.....            $  4,167                   9.61%                 8.37%
The Utilities Portfolio...........              19,443                  10.62%                 8.08%
The Dividend Growth Portfolio.....              50,729                  12.85%                 8.94%
The Value-Added Market
 Portfolio........................                   0                      0                     0
The Growth Portfolio..............               2,614                   2.81%                 3.45%
The American Opportunities
 Portfolio........................             175,232                  11.95%                13.14%
The Capital Opportunities
 Portfolio........................                 815                   5.22%                 6.79%
The Global Equity Portfolio.......              47,728                   8.44%                 8.97%
The Developing Growth Portfolio...                   0                      0                     0
The Emerging Markets Portfolio....                   0                      0                     0
                                              --------
    Total.........................            $300,728
                                              ========


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisors) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisors) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisors) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisors) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisors) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisors). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisors) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

    The Investment Manager, the Sub-Advisors and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisors (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisors and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/01              12/31/01
-----------------                           ------------------------------   --------------------------
The Money Market Portfolio................                      0                                 0
The North American Government Securities
 Portfolio................................                      0                                 0
The Diversified Income Portfolio..........                      0                                 0
The Balanced Growth Portfolio.............             $   22,710                    $   11,425,819
The Utilities Portfolio...................                104,710                        49,442,799
The Dividend Growth Portfolio.............                220,717                       123,256,070
The Value-Added Market Portfolio..........                      0                                 0
The Growth Portfolio......................                 86,408                        66,085,324
The American Opportunities Portfolio......              1,140,808                       832,146,690
The Capital Opportunities Portfolio.......                  8,577                         3,325,863
The Global Equity Portfolio...............                509,103                       198,217,642
The Developing Growth Portfolio...........                 78,991                        44,946,065
The Emerging Markets Portfolio............                  3,672                         1,248,417
                                                       ----------                    --------------
    Total.................................             $2,175,696                    $1,330,094,689
                                                       ==========                    ==============



E. REGULAR BROKER-DEALERS



    During the fiscal year ended December 31, 2001, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                                      ISSUER
-----------------                             --------------------------------------------------------
The Money Market Portfolio..................  J.P. Morgan Chase & Co., Inc.
                                              Goldman Sachs Group Inc.
                                              Bank of America, N.A.
The North American Government Securities
 Portfolio..................................  None
The Diversified Income Portfolio............  Goldman, Sachs & Co. Inc.
The Balanced Growth Portfolio...............  Goldman, Sachs & Co. Inc.
The Utilities Portfolio.....................  None
The Dividend Growth Portfolio...............  None
The Value-Added Market Portfolio............  Bank of America New York
                                              Bear Stearns & Co., Inc.
The Growth Portfolio........................  Bank of New York Inc.
                                              Goldman, Sachs & Co., Inc.
The American Opportunities Portfolio........  Banc of America Securities LLC
                                              Goldman, Sachs & Co. Inc.
                                              Lehman Brothers Inc.
                                              Merrill Lynch, Pierce, Fenner & Smith Inc.
The Capital Opportunities Portfolio.........  None
The Global Equity Portfolio.................  None
The Developing Growth Portfolio.............  None
The Emerging Markets Portfolio..............  None

    At December 31, 2001, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                      MARKET VALUE
NAME OF PORTFOLIO                                         ISSUER                      AT 12/31/01
-----------------                       ------------------------------------------    ------------
The Money Market Portfolio..........    J.P. Morgan Chase & Co., Inc.                  $6,495,929
                                        Goldman Sachs Group Inc.                       $6,801,595
                                        Bank of America, N.A.                          $2,000,000
The Diversified Income Portfolio....    Goldman, Sachs & Co. Inc.                      $  107,540
The Balanced Growth Portfolio.......    Goldman, Sachs & Co. Inc.                      $  220,200
The Value-Added Market Portfolio....    Bear Stearns Companies, Inc.                   $  517,205
                                        Lehman Brothers Holdings, Inc.                 $  547,760
                                        Merrill Lynch & Co., Inc.                      $  385,688
                                        Morgan Stanley Dean Witter & Co.               $  257,324
                                        Bank of America Corp.                          $  402,880
                                        Bank of New York Inc.                          $  408,000
The Growth Portfolio................    Bank of New York Inc.                          $  342,720
                                        Goldman, Sachs & Co., Inc.                     $  848,663
The American Opportunities              Banc of America Securities LLC
 Portfolio..........................                                                   $6,276,115
                                        Goldman, Sachs & Co. Inc.                      $3,097,850
                                        Lehman Brothers Inc.                           $3,493,640
                                        Merrill Lynch, Pierce, Fenner & Smith Inc.     $3,424,284


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into thirteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 20, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.



    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and
(iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.



    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.


    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.


    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.


    The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.



    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.



    In the calculation of a Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.


    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.



    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------


    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.


    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).


    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.



    Yield information may be useful in reviewing the performance of the MONEY MARKET PORTFOLIO and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the MONEY MARKET PORTFOLIO's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the Prospectus for the Contracts which accompanies the PROSPECTUS for the Fund.)



    The current yield of the Class X and Class Y shares of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2001 was 1.77% and 1.52%, respectively, and the effective annualized yield for the seven days ending December 31, 2001 was 1.78% and 1.53%, respectively, assuming daily compounding.



    From time to time the Fund may quote the "yield" of each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, and the BALANCED GROWTH PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2001, the Class X yield calculated pursuant to this formula for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, and the BALANCED GROWTH PORTFOLIO was 2.44%, 7.64% and 2.67%, respectively. For the 30-day period ended
December 31, 2001, the Class Y yield calculated pursuant to this formula for the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 7.36% and 2.42%, respectively.


    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


    The average annual total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2001 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2001, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                      AVERAGE ANNUAL
                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                 AVERAGE ANNUAL      COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2001    DECEMBER 31, 2001    DECEMBER 31, 2001
-----------------                         ------------------   ------------------   ------------------
The Money Market Portfolio..............             3.88%                 5.00%                5.17%
The North American Government Securities
 Portfolio..............................             4.91                  5.02                 5.11
The Diversified Income Portfolio........            -4.06                  0.25                 2.53
The Balanced Growth Portfolio...........             1.21                  8.49                11.01
The Utilities Portfolio.................           -25.51                 10.17                12.16
The Dividend Growth Portfolio...........            -5.45                  8.62                14.54
The Value-Added Market Portfolio........            -1.83                 11.77                14.27
The Growth Portfolio....................           -15.23                  7.73                10.53
The American Opportunities Portfolio....           -29.47                 12.63                15.87
The Capital Opportunities Portfolio.....           -36.39                   N/A                 1.64
The Global Equity Portfolio.............           -17.22                  5.49                 7.27
The Developing Growth Portfolio.........           -25.49                  6.88                13.18
The Emerging Markets Portfolio..........            -3.38                 -1.86                 0.97



                                                                                 AVERAGE ANNUAL TOTAL
                                                                             RETURN FOR PERIOD FROM FIRST
                                                   TOTAL RETURN FOR FISCAL    OFFERING OF CLASS Y SHARES
CLASS Y SHARES                                           YEAR ENDED                    THROUGH
NAME OF PORTFOLIO                                     DECEMBER 31, 2001           DECEMBER 31, 2001
-----------------                                  -----------------------   ----------------------------
The Money Market Portfolio.......................                3.62%                        4.34%
The Diversified Income Portfolio.................               -4.41                        -6.27
The Balanced Growth Portfolio....................                0.86                         7.87
The Utilities Portfolio..........................              -25.69                       -22.82
The Dividend Growth Portfolio....................               -5.71                         4.53
The Value-Added Market Portfolio.................               -2.04                         5.71
The Growth Portfolio.............................              -15.46                       -23.04
The American Opportunities Portfolio.............              -29.67                       -24.18
The Capital Opportunities Portfolio..............              -36.56                       -47.07
The Global Equity Portfolio......................              -17.38                       -17.71
The Developing Growth Portfolio..................              -25.67                       -26.20


    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.


    Based on the foregoing calculation, the total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2001 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2001, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                                     COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2001    DECEMBER 31, 2001    DECEMBER 31, 2001
-----------------                         ------------------   ------------------   ------------------
The Money Market Portfolio..............              3.88%           27.63%               43.36%
The North American Government Securities
 Portfolio..............................              4.91            27.78                42.74
The Diversified Income Portfolio........             -4.06             1.28                19.57
The Balanced Growth Portfolio...........              1.21            50.29               110.90
The Utilities Portfolio.................            -25.51            62.31               126.92
The Dividend Growth Portfolio...........             -5.45            51.23               163.67
The Value-Added Market Portfolio........             -1.83            74.45               159.25
The Growth Portfolio....................            -15.23            45.12               104.49
The American Opportunities Portfolio....            -29.47            81.22               186.39
The Capital Opportunities Portfolio.....            -36.39              N/A                 8.36
The Global Equity Portfolio.............            -17.22            30.66                65.13
The Developing Growth Portfolio.........            -25.49            39.50               142.10
The Emerging Markets Portfolio..........             -3.38            -8.96                 7.13



                                                                               TOTAL RETURN FOR
                                                           TOTAL RETURN FOR       PERIOD FROM
CLASS Y SHARES                                             FISCAL YEAR ENDED   FIRST OFFERING OF
NAME OF PORTFOLIO                                          DECEMBER 31, 2001    CLASS Y SHARES
-----------------                                          -----------------   -----------------
The Money Market Portfolio...............................             3.62%               6.29%
The Diversified Income Portfolio.........................            -4.41               -8.88
The Balanced Growth Portfolio............................             0.86               11.50
The Utilities Portfolio..................................           -25.69              -31.09
The Dividend Growth Portfolio............................            -5.71                6.57
The Value-Added Market Portfolio.........................            -2.04                8.31
The Growth Portfolio.....................................           -15.46              -31.37
The American Opportunities Portfolio.....................           -29.67              -32.82
The Capital Opportunities Portfolio......................           -36.56              -59.93
The Global Equity Portfolio..............................           -17.38              -24.43
The Developing Growth Portfolio..........................           -25.67              -35.38



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in Class X or Class Y shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in Class X or Class Y shares of each Portfolio of the Fund at inception (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 07/24/00) would have grown (or declined) to the following amounts at December 31, 2001:



                                                               INVESTMENT AT COMMENCEMENT OF
                                                                       OPERATIONS OF
CLASS X SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
The Money Market Portfolio..................................  $14,336    $ 71,680    $143,360
The North American Government Securities Portfolio..........   14,274      71,370     142,740
The Diversified Income Portfolio............................   11,957      59,785     119,570
The Balanced Growth Portfolio...............................   21,090     105,450     210,900
The Utilities Portfolio.....................................   22,692     113,460     226,920
The Dividend Growth Portfolio...............................   26,367     131,835     263,670
The Value-Added Market Portfolio............................   25,925     129,625     259,250
The Growth Portfolio........................................   20,449     102,245     204,490
The American Opportunities Portfolio........................   28,639     143,195     286,390
The Capital Opportunities Portfolio.........................   10,836      54,180     108,360
The Global Equity Portfolio.................................   16,513      82,565     165,130
The Developing Growth Portfolio.............................   24,210     121,050     242,100
The Emerging Markets Portfolio..............................   10,713      53,565     107,130



                                                              INVESTMENT AT FIRST OFFERING OF
                                                                         SHARES OF
CLASS Y SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
The Money Market Portfolio..................................  $10,629    $ 53,145    $106,290
The Diversified Income Portfolio............................    9,112      45,560      91,120
The Balanced Growth Portfolio...............................   11,150      55,750     111,500
The Utilities Portfolio.....................................    6,891      34,455      68,910
The Dividend Growth Portfolio...............................   10,657      53,285     106,570
The Value-Added Market Portfolio............................   10,831      54,155     108,310
The Growth Portfolio........................................    6,863      34,315      68,630
The American Opportunities Portfolio........................    6,718      33,590      67,180
The Capital Opportunities Portfolio.........................    4,007      20,035      40,070
The Global Equity Portfolio.................................    7,557      37,785      75,570
The Developing Growth Portfolio.............................    6,462      32,310      64,620


    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XI. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in the PROSPECTUS of each of Class X and Class Y, and incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

                                             ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                    ON DATE OF          MATURITY
THOUSANDS                                     PURCHASE             DATE             VALUE

---------------------------------------------------------------------------------------------

           Commercial Paper (59.6%)
           BANKING (2.2%)
 $ 4,500   J.P. Morgan Chase &
            Co., Inc.....................  2.00% - 2.05%   01/15/02 - 01/23/02   $  4,495,929
                                                                                 ------------
           COMPUTER PROCESSING HARDWARE (1.4%)
   3,000   IBM Credit Corp...............       2.10             01/02/02           2,999,825
                                                                                 ------------
           FINANCE - AUTOMOTIVE (3.7%)
   7,680   American Honda Finance
            Corp.........................   1.90 - 2.06    01/17/02 - 01/29/02      7,670,915
                                                                                 ------------
           FINANCE - CONSUMER (7.7%)
  10,450   FCAR Owner Trust..............   1.82 - 2.35    01/07/02 - 02/11/02     10,438,845
   5,500   New Center Asset Trust........   1.81 - 1.84    01/09/02 - 03/21/02      5,486,947
                                                                                 ------------
                                                                                   15,925,792
                                                                                 ------------
           FINANCE - CORPORATE (2.4%)
   5,000   Ciesco, L.P...................   1.85 - 2.23    01/08/02 - 02/07/02      4,991,607
                                                                                 ------------
           FINANCIAL CONGLOMERATES (4.9%)
  10,235   General Electric Capital
            Corp.........................   1.83 - 2.47    01/04/02 - 03/25/02     10,209,867
                                                                                 ------------
           INSURANCE (2.2%)
   2,500   AIG Funding Inc...............       1.90             01/10/02           2,498,813
   2,000   American General Corp.........       2.08             01/22/02           1,997,585
                                                                                 ------------
                                                                                    4,496,398
                                                                                 ------------
           INTEGRATED OIL (4.6%)
   2,000   BP America Inc................       2.10             01/02/02           1,999,883
   7,500   ChevronTexaco Corp............   1.80 - 1.84    02/06/02 - 02/20/02      7,483,014
                                                                                 ------------
                                                                                    9,482,897
                                                                                 ------------
           INTERNATIONAL BANKS (22.5%)
   1,500   A N Z (Delaware) Inc..........       1.76             03/11/02           1,494,969
  10,070   Abbey National North America
            Corp.........................   1.75 - 2.26    01/02/02 - 02/15/02     10,058,209
   1,900   ABN AMRO N.A.
            Finance, Inc.................       1.81             03/20/02           1,892,590
   4,075   Barclays U.S. Funding Corp....   2.05 - 2.10    01/07/02 - 02/04/02      4,070,304
   1,520   CBA (Delaware) Finance Inc....       2.04             02/15/02           1,516,143
   3,000   Deutsche Bank Financial
            LLC..........................       2.04             01/24/02           2,996,109
   6,550   Dresdner U.S. Finance Inc.....   2.04 - 2.27    01/11/02 - 02/05/02      6,539,764
   4,600   Halifax PLC...................   1.76 - 1.92    03/12/02 - 03/28/02      4,582,491
   5,000   KFW International Finance
            Inc..........................   1.84 - 2.20    02/13/02 - 03/05/02      4,984,473
   4,230   UBS Finance (Delaware) LLC....   1.78 - 2.08    02/11/02 - 03/26/02      4,218,939
   4,200   Westpac Capital Corp..........       1.88             02/12/02           4,190,837
                                                                                 ------------
                                                                                   46,544,828
                                                                                 ------------
           INVESTMENT BANKS/BROKERS (3.2%)
   6,805   Goldman Sachs Group Inc.......   1.96 - 2.05    01/03/02 - 01/14/02      6,801,595
                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                                            ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                   ON DATE OF          MATURITY
THOUSANDS                                    PURCHASE             DATE              VALUE

---------------------------------------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (3.1%)
 $ 6,440   Verizon Network Funding.......  1.85% - 2.13%   01/08/02 - 02/26/02   $  6,430,879
                                                                                 ------------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
   1,300   Pitney Bowes Inc..............       1.90             01/04/02           1,299,794
                                                                                 ------------
           PHARMACEUTICALS: MAJOR (1.1%)
   2,200   Merck & Co., Inc..............       1.83             03/08/02           2,192,619
                                                                                 ------------
           Total Commercial Paper
            (COST $123,542,945)................................................   123,542,945
                                                                                 ------------
           Certificates of Deposit (7.5%)
   2,000   Bank of America, N.A..........       2.47             01/04/02           2,000,000
   2,000   Chase Manhattan Bank (USA)
            N.A..........................       1.75             03/13/02           2,000,000
   7,500   La Salle Bank N.A.............   2.08 - 2.53    01/16/02 - 02/19/02      7,500,000
   4,000   U.S. Bank Cincinnati N.A......       2.25       01/29/02 - 01/30/02      4,000,000
                                                                                 ------------
           Total Certificates of Deposit
            (COST $15,500,000).................................................    15,500,000
                                                                                 ------------
           U.S. Government Agencies (32.9%)
   5,377   Federal Farm Credit Bank......       2.01             05/14/02           5,337,384
   7,010   Federal Home Loan Banks.......   1.82 - 3.63    01/02/02 - 07/11/02      6,972,394
  33,701   Federal Home Loan Mortgage
            Corp.........................   1.51 - 3.63    01/02/02 - 06/20/02     33,541,863
  22,385   Federal National Mortgage
            Assoc........................   1.73 - 4.11    01/11/02 - 07/26/02     22,247,885
                                                                                 ------------
           Total U.S. Government Agencies
            (COST $68,099,526).................................................    68,099,526
                                                                                 ------------

           Total Investments
            (COST $207,142,471) (a)......                                100.0%   207,142,471
           Other Assets in Excess of
            Liabilities..................                                  0.0          3,178
                                                                         -----   ------------
           Net Assets....................                                100.0%  $207,145,649
                                                                         =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                  COUPON         MATURITY
THOUSANDS                                   RATE            DATE              VALUE

---------------------------------------------------------------------------------------

           Mortgage-Backed Securities (34.7%)
  $ 86     Federal Home Loan Mortgage
            Corp.........................   7.176%        04/01/26          $   87,411
           Federal Home Loan Mortgage Corp. PC Gold
   344     ..............................   7.00    09/01/17 - 02/01/28        351,979
    57     ..............................   7.50     05/01/11 - 8/01/11         59,963
           Federal National Mortgage Assoc.
   353     ..............................   5.954         11/01/25             360,127
     3     ..............................   6.42          09/01/26               3,005
     3     ..............................   6.50          07/01/02               3,319
     3     ..............................   6.575         07/01/24               2,950
   327     ..............................   7.00    06/01/02 - 07/01/03        340,293
     2     ..............................   7.10          04/01/27               1,641
   269     ..............................   7.359         12/01/27             272,689
    57     ..............................   7.572         12/01/26              58,375
    57     ..............................   8.375         01/01/22              58,898
    43     ..............................   8.489         03/01/27              43,651
           Government National Mortgage Assoc. II
    85     ..............................   6.375   02/20/23 - 05/20/26         86,804
    83     ..............................   6.75    07/20/27 - 08/20/27         84,926
   223     ..............................   7.50          12/20/28             229,643
                                                                            ----------
           Total Mortgage-Backed Securities
            (COST $2,025,124)............................................    2,045,674
                                                                            ----------
           U.S. Government Obligations (44.0%)
   500     Federal Farm Credit Bank......   6.25          12/02/02             518,149
   500     Federal National Mortgage
            Assoc........................   3.58          12/04/03             501,262
           U.S. Treasury Notes
   500     ..............................   5.375         06/30/03             520,742
   500     ..............................   5.625         12/31/02             517,558
   500     ..............................   5.875         11/15/04             529,414
                                                                            ----------
           Total U.S. Government Obligations
            (COST $2,558,268)............................................    2,587,125
                                                                            ----------
           Short-Term Investments (20.5%)
           U.S. Government Agencies (16.9%) (a)
   193     Federal Farm Credit Bank......   1.75          01/03/02             192,981
   600     Federal Home Loan Banks.......   1.71    01/10/02 - 01/25/02        599,672
   200     Federal Home Mortgage Corp....   1.66          01/08/02             199,937
                                                                            ----------
           Total U.S. Government Agencies
            (COST $992,588)..............................................      992,590
                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON       MATURITY
THOUSANDS                                  RATE           DATE               VALUE

---------------------------------------------------------------------------------------

           Repurchase Agreement (3.6%)
  $210     The Bank of New York (dated
            12/31/01; proceeds $210,248)
            (b)
            (COST $210,238)..............   0.875%        01/02/02          $  210,238
                                                                            ----------
           Total Short-Term Investments
            (COST $1,202,826)............................................    1,202,828
                                                                            ----------

           Total Investments
            (COST $5,786,218) (c)........   99.2%    5,835,627
           Other Assets in Excess of
            Liabilities..................    0.8        44,252
                                           -----    ----------
           Net Assets....................  100.0%   $5,879,879
                                           =====    ==========

---------------------

 PC   PARTICIPATION CERTIFICATE.
 (a) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $214,443.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $57,985 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,576, RESULTING IN NET UNREALIZED APPRECIATION OF $49,409.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

-------------------------------------------------------------------------------------

            Government & Corporate Bonds (88.6%)
            Foreign (28.0%)
            Australia (0.4%)
            CABLE/SATELLITE TV (0.0%)
$   1,300   Australis Holdings Property
             Ltd. (a)(c)..................  15.00 %       11/01/02            --
        3   Australis Media Ltd. (a)(c)...  15.75         05/15/03            --
                                                                          -----------
                                                                              --
                                                                          -----------
            FOREIGN GOVERNMENT OBLIGATION (0.3%)
 AUD  375   Australian Government Bond....   9.00         09/15/04        $   210,324
                                                                          -----------
            OTHER METALS/MINERALS (0.1%)
$      70   Murrin Murrin Holdings
             Property Ltd.................   9.375        08/31/07             51,100
                                                                          -----------
            Total Australia.............................................      261,424
                                                                          -----------
            Bermuda (0.0%)
            SPECIALTY TELECOMMUNICATIONS
      250   Global Crossing Holdings,
             Ltd..........................   8.70         08/01/07             22,500
       55   Global Crossing Holdings,
             Ltd..........................   9.50         11/15/09              6,050
                                                                          -----------
            Total Bermuda...............................................       28,550
                                                                          -----------
            Canada (4.0%)
            AIRLINES (0.2%)
      180   Air Canada....................  10.25         03/15/11            114,975
                                                                          -----------
            CHEMICAL SPECIALTY (0.1%)
       45   Acetex Corp. - 144A*..........  10.875        08/01/09             45,000
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.3%)
      195   Quebecor Media, Inc...........  11.125        07/15/11            208,163
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.2%)
      150   MDC Communication Corp........  10.50         12/01/06            109,500
                                                                          -----------
            ELECTRONICS/APPLIANCES (0.0%)
      750   International Semi-Tech
             Microelectronics, Inc.
             (a)(c).......................  11.50         08/15/03                469
                                                                          -----------
            FOREIGN GOVERNMENT OBLIGATION (2.3%)
CAD 2,175   Canada Government Bond........   5.50         06/01/09          1,389,727
                                                                          -----------
            FOREST PRODUCTS (0.3%)
$     200   Tembec Industries, Inc........   8.50         02/01/11            207,000
                                                                          -----------
            MOVIES/ENTERTAINMENT (0.3%)
      175   Alliance Atlantis
             Communications Inc...........  13.00         12/15/09            189,000
                                                                          -----------
            PULP & PAPER (0.2%)
      100   Norske Skog - 144A*...........   8.625        06/15/11            103,750
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            SPECIALTY TELECOMMUNICATIONS (0.1%)
$     460   GT Group Telecom, Inc.........  13.25++%      02/01/10        $    59,800
      200   Worldwide Fiber, Inc.
             (a)(c).......................  12.00         08/01/09                250
                                                                          -----------
                                                                               60,050
                                                                          -----------
            Total Canada................................................    2,427,634
                                                                          -----------
            Finland (2.2%)
            FOREIGN GOVERNMENT OBLIGATION
 GBP  900   Finland (Republic of).........   8.00         04/07/03          1,357,255
                                                                          -----------
            France (3.7%)
            FOREIGN GOVERNMENT OBLIGATIONS (3.6%)
 EUR  490   France (Republic of)..........   5.25         04/25/08            448,707
      160   France (Republic of)..........   8.50         10/25/19            194,243
      925   France (Republic of)..........   4.50         07/12/03            835,816
      675   France (Republic of)..........   6.50         04/25/11            670,363
                                                                          -----------
                                                                            2,149,129
                                                                          -----------
            TELECOMMUNICATIONS (0.1%)
       50   France Telecom................   6.75         03/14/08             46,342
                                                                          -----------
            Total France................................................    2,195,471
                                                                          -----------
            Germany (8.9%)
            CABLE/SATELLITE TV (0.2%)
$     225   Callahan Nordhein Westfalen...  14.00         07/15/10            148,500
                                                                          -----------
            FOREIGN GOVERNMENT OBLIGATIONS (8.7%)
 EUR  715   Deutscheland Republic (b).....   4.50         07/04/09            624,113
    1,900   Deutscheland Republic.........   6.00         09/15/03          1,754,547
      500   Deutscheland Republic.........   8.00         07/22/02            456,290
    2,450   Deutscheland Republic.........   6.25         01/04/24          2,403,476
                                                                          -----------
                                                                            5,238,426
                                                                          -----------
            Total Germany...............................................    5,386,926
                                                                          -----------
            Italy (3.1%)
            FOREIGN GOVERNMENT OBLIGATION
    2,240   Italy (Republic of)...........   4.25         11/01/09          1,892,855
                                                                          -----------
            Luxembourg (0.4%)
            CHEMICALS: AGRICULTURAL (0.1%).
       65   Sygenta Lux Finance...........   5.50         07/10/06             58,320
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES (0.3%)
$     200   Tyco International Group
             S.A..........................   6.375%       10/15/11        $   195,386
                                                                          -----------
            Total Luxembourg............................................      253,706
                                                                          -----------
            Mexico (0.1%)
            FOREIGN GOVERNMENT OBLIGATION
       45   United Mexican States Corp....   8.375        01/14/11             46,688
                                                                          -----------
            Netherlands (0.6%)
            CABLE/SATELLITE TV (0.1%)
      305   United Pan-Europe
             Communications NV............  10.875        08/01/09             39,650
                                                                          -----------
            MAJOR TELECOMMUNICATIONS (0.1%)
 EUR  100   Olivetti Finance NV...........   6.125        07/30/09             86,603
                                                                          -----------
            OTHER TRANSPORTATION (0.1%)
       50   Fixed-Link Finance BV.........   5.75         02/02/09             45,492
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.1%)
$     200   Versatel Telecom International
             NV...........................  13.25         05/15/08             70,000
                                                                          -----------
            TELECOMMUNICATIONS (0.2%)
       85   Deutsche Telekom International
             Finance BV...................   8.00         06/15/10             93,023
                                                                          -----------
            Total Netherlands...........................................      334,768
                                                                          -----------
            Norway (1.7%)
            FOREIGN GOVERNMENT OBLIGATION
NOK 8,730   Norwegian Government (b)......   9.50         10/31/02          1,001,697
                                                                          -----------
            Qatar (0.1%)
            GAS DISTRIBUTORS
$      65   Ras Laffan Liquid Natural
             Gas - 144A*..................   8.294        03/15/14             66,300
                                                                          -----------
            Sweden (1.3%)
            FOREIGN GOVERNMENT OBLIGATION (1.2%)
SEK 7,320   Swedish Government Bond.......   5.50         04/12/02            703,434
                                                                          -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
 EUR   95   Securitas AB..................   6.125        03/14/08             85,598
                                                                          -----------
            Total Sweden................................................      789,032
                                                                          -----------
            United Kingdom (1.5%)
            ADVERTISING/MARKETING SERVICES (0.1%)
       90   WPP Group PLC.................   6.00         06/18/08             77,080
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            AEROSPACE & DEFENSE (0.0%)
 EUR   25   Rolls-Royce PLC...............   6.375%       06/14/07        $    22,098
                                                                          -----------
            CABLE/SATELLITE TV (1.0%)
$     125   British Sky Broadcasting Group
             PLC..........................   6.875        02/23/09            119,719
      225   British Sky Broadcasting Group
             PLC..........................   8.20         07/15/09            231,562
       50   ONO Finance PLC...............  13.00         05/01/09             37,938
      115   ONO Finance PLC...............  14.00         02/15/11             90,706
      205   Telewest Communications PLC...   9.875        02/01/10            143,500
                                                                          -----------
                                                                              623,425
                                                                          -----------
            CELLULAR TELEPHONE (0.0%)
      600   Dolphin Telecom PLC (a).......  14.00++       05/15/09                 60
                                                                          -----------
            MISCELLANEOUS MANUFACTURING (0.1%)
 EUR   30   FKI PLC.......................   6.625        02/22/10             24,429
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
       75   Hammerson PLC.................   6.25         06/20/08             66,853
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
$     200   Esprit Telecom Group PLC
             (c)..........................  11.50         12/15/07                500
      400   Esprit Telecom Group PLC
             (c)..........................  10.875        06/15/08              1,000
                                                                          -----------
                                                                                1,500
                                                                          -----------
            TOBACCO (0.2%)
 EUR   40   Imperial Tobacco Finance
             PLC..........................   6.375        09/27/06             36,542
      100   BAT International Finance
             PLC..........................   4.875        02/25/09             83,640
                                                                          -----------
                                                                              120,182
                                                                          -----------
            Total United Kingdom........................................      935,627
                                                                          -----------
            Total Foreign
             (COST $20,169,956).........................................   16,977,933
                                                                          -----------
            United States (60.6%)
            Corporate Bonds (23.0%)
            ADVERTISING/MARKETING SERVICES (0.2%)
$     165   Interep National Radio Sales
             Inc..........................  10.00         07/01/08            107,250
                                                                          -----------
            AEROSPACE & DEFENSE (0.4%)
       35   Lockheed Martin Corp..........   7.75         05/01/26             37,751
      200   Loral Space & Communications
             Ltd..........................   9.50         01/15/06            110,000
       80   Raytheon Co...................   8.20         03/01/06             86,714
                                                                          -----------
                                                                              234,465
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            ALTERNATIVE POWER GENERATION (0.3%)
$     210   Calpine Corp..................   8.50 %       02/15/11        $   191,093
                                                                          -----------
            AUTO PARTS: OEM (0.4%)
       20   Collins & Aikman Products
             Co...........................  11.50         04/15/06             19,500
       65   Collins & Aikman Products
             Co. - 144A*..................  10.75         12/31/11             65,163
      105   Dana Corp. - 144A*............   9.00         08/15/11             97,627
      150   Hayes Lemmerz
             International, Inc.
             (Series B) (a)(c)............   8.25         12/15/08              6,750
      105   Hayes Wheels
             International, Inc.
             (Series B) (a)(c)............   9.125        07/15/07              4,725
       35   TRW Inc.......................   7.625        03/15/06             36,046
                                                                          -----------
                                                                              229,811
                                                                          -----------
            BROADCASTING (0.6%)
 EUR   50   Clear Channel
             Communications, Inc..........   6.50         07/07/05             44,477
$      65   Radio One, Inc................   8.875        07/01/11             67,113
      120   Salem Communications Holding
             Corp.........................   9.00         07/01/11            124,050
       70   XM Satellite Radio Holdings
             Inc..........................  14.00         03/15/10             55,387
      105   Young Broadcasting, Inc.......  10.00         03/01/11             97,650
                                                                          -----------
                                                                              388,677
                                                                          -----------
            BROADCAST/MEDIA (0.3%)
      250   Tri-State Outdoor Media
             Group, Inc. (c)..............  11.00         05/15/08            175,312
                                                                          -----------
            CABLE/SATELLITE TV (1.9%)
      210   Adelphia Communications Corp.
             (Series B)...................  10.50         07/15/04            210,788
      175   Adelphia Communications Corp.
             (Series B)...................   7.75         01/15/09            159,469
      120   CSC Holdings, Inc.............   7.625        04/01/11            120,165
      390   Charter Communications
             Holdings LLC.................  11.75++       05/15/11            239,850
       60   Comcast Cable
             Communications...............   8.375        05/01/07             66,156
      165   Echostar DBS Corp. - 144A*....   9.125        01/15/09            165,413
      300   Knology Holdings Inc..........  11.875++      10/15/07            134,250
       25   Pegasus Communications
             Corp.........................   9.625        10/15/05             22,500
       25   Pegasus Communications
             Corp.........................  12.50         08/01/07             25,250
                                                                          -----------
                                                                            1,143,841
                                                                          -----------
            CASINO/GAMBLING (0.7%)
      840   Aladdin Gaming
             Holdings/Capital Corp. LLC
             (Series B)...................  13.50++       03/01/10             26,250
       75   Harrah's Operating
             Co., Inc.....................   7.875        12/15/05             77,813
       50   Harrah's Operating
             Co., Inc.....................   8.00         02/01/11             51,506
      299   Resort Summerlin/Ras Co.
             (Series B) (c)...............  13.00         12/15/07            --
      120   Station Casinos, Inc..........   8.375        02/15/08            121,800
      140   Station Casinos, Inc..........   9.875        07/01/10            142,275
                                                                          -----------
                                                                              419,644
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            CELLULAR TELEPHONE (0.7%)
$      70   Dobson/Sygnet
             Communications...............  12.25 %       12/15/08        $    74,900
      500   McCaw International Ltd.......  13.00++       04/15/07             25,000
      225   Nextel
             Communications, Inc..........  10.65++       09/15/07            172,125
      180   Tritel PCS Inc................  12.75++       05/15/09            153,000
                                                                          -----------
                                                                              425,025
                                                                          -----------
            CHEMICALS: MAJOR DIVERSIFIED (0.1%)
       56   Equistar Chemical Funding.....  10.125        09/01/08             56,280
                                                                          -----------
            CHEMICALS: SPECIALTY (0.3%)
       15   ISP Chemco - 144A*............  10.25         07/01/11             15,675
      120   ISP Holdings Inc. - 144A*.....  10.625        12/15/09            120,000
       35   Millennium America, Inc.......   9.25         06/15/08             35,700
       35   OM Group, Inc. - 144A*........   9.25         12/15/11             35,700
                                                                          -----------
                                                                              207,075
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.0%)
      300   Premier Graphics Inc.
             (a)(c).......................  11.50         12/01/05              9,375
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.8%)
      100   Anacomp, Inc. (Series B)
             (a)(c).......................  10.875        04/01/04             22,000
      200   Anacomp, Inc. (Series D)
             (a)(c).......................  10.875        04/01/04             44,000
      340   Comforce Operating, Inc.......  12.00         12/01/07            251,600
      160   Muzak LLC.....................   9.875        03/15/09            140,800
                                                                          -----------
                                                                              458,400
                                                                          -----------
            CONTAINERS/PACKAGING (0.5)
      290   Owens-Illinois, Inc...........   7.80         05/15/18            250,850
       45   Riverwood International
             Corp.........................  10.875        04/01/08             45,675
                                                                          -----------
                                                                              296,525
                                                                          -----------
            DIVERSIFIED (0.3%)
      275   Eagle-Picher
             Industries, Inc..............   9.375        03/01/08            151,250
                                                                          -----------
            DRUGSTORE CHAINS (0.3%)
      225   Rite Aid Corp.................   7.70         02/15/27            155,250
                                                                          -----------
            ELECTRIC UTILITIES (0.2%)
       10   CMS Energy Corp...............   7.50         01/15/09              9,789
       75   PG&E National Energy Group....  10.375        05/16/11             79,080
                                                                          -----------
                                                                               88,869
                                                                          -----------
            ELECTRONIC COMPONENTS (0.0%)
       15   Flextronics International
             Ltd..........................   9.875        07/01/10             15,750
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            ELECTRONIC DISTRIBUTORS (0.2%)
$     105   BRL Universal Equipment.......   8.875%       02/15/08        $   109,200
      400   CHS Electronics, Inc.
             (a)(c).......................   9.875        04/15/05              3,500
                                                                          -----------
                                                                              112,700
                                                                          -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.1%)
      155   High Voltage
             Engineering, Inc.............  10.75         08/15/04             52,700
                                                                          -----------
            ENGINEERING AND CONSTRUCTION (0.3%)
      100   Encompass Services Corp. -
             144A*........................  10.50         05/01/09             65,000
      400   Metromedia Fiber Network......  10.00         11/15/08            116,000
                                                                          -----------
                                                                              181,000
                                                                          -----------
            ENVIRONMENTAL SERVICES (0.6%)
      135   Allied Waste North
             America, Inc.................  10.00         08/01/09            139,050
      200   Waste Management, Inc.........   7.375        08/01/10            204,503
                                                                          -----------
                                                                              343,553
                                                                          -----------
            FINANCE/RENTAL/LEASING (0.4%)
      100   Ford Motor Credit Corp........   7.375        10/28/09             98,492
       75   Ford Motor Credit Corp........   7.25         10/25/11             72,984
       80   Household Finance Corp........   8.00         07/15/10             86,119
                                                                          -----------
                                                                              257,595
                                                                          -----------
            FINANCIAL CONGLOMERATES (0.6%)
       65   Boeing Capital Corp...........   6.50         02/15/12             64,684
       45   Case Credit Corp..............   6.125        02/15/03             42,421
      155   Prudential Holdings - 144A*...   7.245        12/18/23            158,706
      120   Prudential Holdings - 144A*...   8.695        12/18/23            124,820
                                                                          -----------
                                                                              390,631
                                                                          -----------
            FOOD DISTRIBUTORS (0.3%)
      200   Volume Services of America
             Inc..........................  11.25         03/01/09            195,000
                                                                          -----------
            FOOD RETAIL (0.3%)
       10   Ahold Finance USA Inc.........   6.875        05/01/29              9,614
       65   Albertson's Inc...............   7.50         02/15/11             69,676
      250   Big V Supermarkets, Inc.
             (Series B) (a)(c)............  11.00         02/15/04             12,500
      105   Kroger Co.....................   6.80         04/01/11            107,695
                                                                          -----------
                                                                              199,485
                                                                          -----------
            FOOD: MEAT/FISH/DAIRY (0.5%)
       95   Michael Foods Inc.............  11.75         04/01/11            102,600

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     110   Smithfield Foods Inc..........   7.625%       02/15/08        $   107,800
       80   Smithfield Foods Inc. -
             144A*........................   8.00         10/15/09             82,400
                                                                          -----------
                                                                              292,800
                                                                          -----------
            FOREST PRODUCTS (0.2%)
      105   Louisiana Pacific Corp........  10.875        11/15/08            100,800
       35   Louisiana Pacific Corp........   8.875        08/15/10             33,929
                                                                          -----------
                                                                              134,729
                                                                          -----------
            HOME BUILDING (1.2%)
      140   Beazer Homes USA, Inc.........   8.625        05/15/11            144,550
      225   Centex Corp...................   7.875        02/01/11            229,219
      125   Schuler Homes, Inc. - 144A*...   9.375        07/15/09            129,375
      240   Toll Brothers, Inc............   8.25         02/01/11            237,600
                                                                          -----------
                                                                              740,744
                                                                          -----------
            HOSPITAL/NURSING MANAGEMENT (0.7%)
      115   HCA - The Healthcare Co.......   8.75         09/01/10            124,200
      225   HCA - The Healthcare Co.......   7.875        02/01/11            229,500
       60   Tenet Healthcare Corp. -
             144A*........................   6.875        11/15/31             55,216
                                                                          -----------
                                                                              408,916
                                                                          -----------
            HOTELS/RESORTS/CRUISELINES (0.2%)
      300   Epic Resorts LLC (Series B)
             (a)(c).......................  13.00         06/15/05             45,000
      115   HMH Properties, Inc...........   7.875        08/01/08            106,088
                                                                          -----------
                                                                              151,088
                                                                          -----------
            INDUSTRIAL CONGLOMERATES (0.1%)
       55   Honeywell International.......   6.125        11/01/11             54,421
                                                                          -----------
            INDUSTRIAL SPECIALTIES (0.8%)
      180   Cabot Safety Corp.............  12.50         07/15/05            180,000
      350   International Wire
             Group, Inc. (Series B).......  11.75         06/01/05            287,000
                                                                          -----------
                                                                              467,000
                                                                          -----------
            INTERNET SOFTWARE/SERVICES (0.2%)
      240   Exodus Communications, Inc.
             (a)(c).......................  11.625        07/15/10             43,200
      420   Globix Corp...................  12.50         02/01/10             84,000
      200   PSINet Inc. (a)(c)............  11.00         08/01/09             15,000
                                                                          -----------
                                                                              142,200
                                                                          -----------
            INVESTMENT BANKS/BROKERS (0.2%)
      105   Goldman Sachs Group Inc.......   6.875        01/15/11            107,540
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            MANAGED HEALTH CARE (0.5%)
$     210   Aetna Inc.....................   7.875%       03/01/11        $   206,824
       70   Healthnet Inc.................   8.375        04/15/11             72,170
                                                                          -----------
                                                                              278,994
                                                                          -----------
            MANUFACTURING (0.1%)
      325   Jordan Industries, Inc.
             (Series B)...................  11.75++       04/01/09             42,250
                                                                          -----------
            MEDIA CONGLOMERATES (0 .5%)
       40   AOL Time Warner Inc...........   6.75         04/15/11             40,990
       60   News America
             Holdings, Inc................   8.875        04/26/23             64,876
       15   News America
             Holdings, Inc................   7.75         02/01/24             14,593
       95   Nextmedia Operating Inc. -
             144A*........................  10.75         07/01/11             98,088
       65   Time Warner
             Companies, Inc...............   7.57         02/01/24             67,744
                                                                          -----------
                                                                              286,291
                                                                          -----------
            MEDICAL/NURSING SERVICES (0.3%)
      160   Fresenius Med Cap Trust.......   7.875        06/15/11            159,200
                                                                          -----------
            MEDICAL DISTRIBUTORS (0.1%)
       30   Amerisource Bergen Corp. -
             144A*........................   8.125        09/01/08             30,750
                                                                          -----------
            MEDICAL SPECIALTIES (0.0%)
      600   Mediq Inc./PRN Life Support
             Services Inc. (a)(c).........  11.00         06/01/08              6,000
                                                                          -----------
            MOTOR VEHICLES (0.3%)
       55   DaimlerChrylser North America
             Holdings, Inc................   7.20         09/01/09             54,970
      115   Ford Motor Co.................   7.45         07/16/31            105,362
                                                                          -----------
                                                                              160,332
                                                                          -----------
            MULTI-LINE INSURANCE (0.1%)
      100   Farmers Exchange Capital -
             144A*........................   7.05         07/15/28             79,433
                                                                          -----------
            OFFICE EQUIPMENT/SUPPLIES (0.0%)
      700   Mosler, Inc. (a)(c)...........  11.00         04/15/03            --
                                                                          -----------
            OIL & GAS PIPELINES (0.1%)
       60   Williams Companies, Inc.
             (Series A)...................   7.50         01/15/31             58,453
                                                                          -----------
            OIL & GAS PRODUCTION (0.4%)
      220   Chesapeake Energy Corp........   8.125        04/01/11            213,400
       55   Stone Energy Corp. - 144A*....   8.25         12/15/11             55,825
                                                                          -----------
                                                                              269,225
                                                                          -----------
            OILFIELD SERVICES/EQUIPMENT (0.1%)
       25   Hanover Equipment Trust -
             144A*........................   8.50         09/01/08             26,000
       25   Hanover Equipment Trust -
             144A*........................   8.75         09/01/11             25,875
                                                                          -----------
                                                                               51,875
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            OTHER CONSUMER SPECIALTIES (0.2%)
$     160   Samsonite Corp................  10.75 %       06/15/08        $   111,600
                                                                          -----------
            OTHER METALS/MINERALS (0.2%)
      100   Phelps Dodge Corp.............   8.75         06/01/11             97,954
                                                                          -----------
            PHARMACEUTICALS: MAJOR (0.1%)
       85   American Home Products
             Corp.........................   6.70         03/15/11             88,072
                                                                          -----------
            PROPERTY/CASUALTY INSURANCE (0.2%)
      115   Florida Windstorm Underwriting
             Association - 144A*..........   7.125        02/25/19            117,921
                                                                          -----------
            PUBLISHING: BOOKS/MAGAZINE (0.2%)
      155   PRIMEDIA, Inc.................   8.875        05/15/11            139,500
                                                                          -----------
            PUBLISHING: NEWSPAPERS (0.2%)
       45   Belo Corp.....................   8.00         11/01/08             45,960
       90   Hollinger Partner Trust -
             144A*........................  12.125        11/15/10             74,813
                                                                          -----------
                                                                              120,773
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
      105   CB Richard Ellis Services
             Inc..........................  11.25         06/15/11             89,775
                                                                          -----------
            RECREATIONAL PRODUCTS (0.2%)
      125   International Game
             Technology...................   8.375        05/15/09            131,563
                                                                          -----------
            RESTAURANTS (0.0%)
      550   FRD Acquisition Corp.
             (Series B) (a)(c)............  12.50         07/15/04              6,875
                                                                          -----------
            RETAIL - SPECIALTY (0.3%)
      165   Pantry, Inc...................  10.25         10/15/07            162,113
                                                                          -----------
            SEMICONDUCTORS (0.1%)
       40   Fairchild Semiconductors......  10.50         02/01/09             42,500
                                                                          -----------
            SERVICES TO THE HEALTH INDUSTRY (0.3%)
       75   Anthem Insurance - 144A*......   9.125        04/01/10             80,596
       95   Omnicare Inc..................   8.125        03/15/11             98,325
                                                                          -----------
                                                                              178,921
                                                                          -----------
            SPECIALTY STORES (0.1%)
       70   Autonation, Inc. - 144A*......   9.00         08/01/08             71,225
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (1.2%)
      600   Birch Telecom Inc. (c)........  14.00         06/15/08            144,000
      180   DTI Holdings Inc.
             (Series B)...................  12.50++       03/01/08              3,375
    1,700   Firstworld
             Communications, Inc..........  13.00++       04/15/08                170
      150   Intermedia Communication
             (Series B)...................  11.25++       07/15/07            151,688
      200   McLeodUSA, Inc................  12.00         07/15/08             46,000
      250   McLeodUSA, Inc................  11.50         05/01/09             55,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     210   Pac-West Telecomm Inc.
             (Series B)...................  13.50 %       02/01/09        $    65,100
       50   PCCW HK Capital Ltd. -
             144A*........................   7.75         11/15/11             49,884
      300   Primus Telecommunications
             Group, Inc...................  11.75         08/01/04             51,000
       60   Primus Telecommunications
             Group, Inc...................  12.75         10/15/09             10,200
       85   Qwest Capital Funding Inc.....   7.25         02/15/11             82,830
      500   Rhythms Netconnections, Inc.
             (a)(c).......................  12.75         04/15/09             75,000
      500   Viatel Inc. (a)(c)............  11.25         04/15/08                625
      100   Viatel Inc. (a)(c)............  11.50         03/15/09                125
      560   World Access, Inc.
             (a)(c)(d)....................  13.25         01/15/08              5,600
                                                                          -----------
                                                                              740,597
                                                                          -----------
            TELECOMMUNICATIONS (0.9%)
       10   AT&T Corp. - 144A*............   7.30         11/15/11             10,244
       70   AT&T Corp. - 144A*............   8.00         11/15/31             73,260
      800   e. Spire Communications, Inc.
             (a)(c).......................  13.75         07/15/07            104,000
      335   Focal Communications Corp.
             (Series B)...................  12.125++      02/15/08             93,800
      200   Hyperion
             Telecommunication, Inc.
             (Series B)...................  12.25         09/01/04             24,000
      200   MGC Communications Inc........  13.00         04/01/10             30,500
      360   NTL Communications Corp.
             (Series B)...................  11.875        10/01/10            126,000
      150   NextLink Communications LLC...  12.50         04/15/06             18,000
      175   NextLink Communications LLC
             (c)..........................  10.75         06/01/09             21,875
      200   Startec Global Communications
             Corp. (a)(c).................  12.00         05/15/08              3,000
      105   Talton Holdings, Inc.
             (Series B)...................  11.00         06/30/07             67,200
                                                                          -----------
                                                                              571,879
                                                                          -----------
            TELECOMMUNICATION EQUIPMENT (0.6%)
       35   Corning, Inc. (Conv.).........   0.00         11/08/15             18,113
      350   SBA Communications Corp.......  12.00++       03/01/08            262,500
      350   Spectrasite Holdings, Inc.....  12.00++       07/15/08            108,500
                                                                          -----------
                                                                              389,113
                                                                          -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.3%)
       45   Case Corp.....................   6.25         12/01/03             41,929
      200   J.B. Poindexter &
             Co., Inc.....................  12.50         05/15/04            161,750
                                                                          -----------
                                                                              203,679
                                                                          -----------
            WHOLESALE DISTRIBUTORS (0.1%)
       80   Burhmann US Inc ..............  12.25         11/01/09             80,000
                                                                          -----------
            WIRELESS COMMUNICATIONS (0.3%)
       60   AT&T Wireless Corp............   7.875        03/01/11             64,141
       85   American Cellular Corp........   9.50         10/15/09             82,450
    1,800   CellNet Data Systems, Inc.
             (a)(c).......................  14.00         10/01/07              2,250
      150   Globalstar LP/Capital Corp.
             (c)..........................  11.50         06/01/05             10,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     300   Orbcomm Global LP/Capital
             Corp. (a)(c).................  14.00 %       08/15/04        $     9,000
      400   USA Mobile Communications
             Holdings, Inc. (c)...........  14.00         11/01/04              8,000
      200   Winstar Communications, Inc.
             (a)..........................  14.75++       04/15/10                250
      350   Winstar Communications, Inc.
             (a)(c).......................  12.75         04/15/10                438
                                                                          -----------
                                                                              177,029
                                                                          -----------
            Total Corporate Bonds
             (COST $28,058,781).........................................   13,929,886
                                                                          -----------
            Mortgage-Backed Securities (15.2%)
      177   Federal Home Loan Mortgage
             Corp. (0.3%).................   7.00         06/01/04            181,732
                                                                          -----------
            Federal National Mortgage Assoc. (12.7%)
    1,292   ..............................   6.50         05/01/31          1,292,051
    1,600   ..............................   7.50         01/01/32          1,650,500
    4,511   ..............................   8.00    08/01/30 - 01/01/32    4,722,422
                                                                          -----------
                                                                            7,664,973
                                                                          -----------
            Government National Mortgage Assoc. (2.2%)
    1,031   ..............................   7.50         07/15/26          1,066,289
      267   ..............................   8.00         06/15/26            279,017
                                                                          -----------
                                                                            1,345,306
                                                                          -----------
            Total Mortgage-Backed Securities
             (COST $9,109,232)..........................................    9,192,011
                                                                          -----------
            U.S. Government & Agency Obligations (22.4%)
      500   Federal Home Loan Banks
             (0.9%).......................   5.53         01/15/03            516,337
                                                                          -----------
            Federal National Mortgage Assoc. (7.4%)
 AUD  760   ..............................   6.50         07/10/02            392,245
 GBP  530   ..............................   6.875        06/07/02            780,578
$   1,475   ..............................   7.125        01/15/30          1,640,433
    1,475   ..............................   7.25         05/15/30          1,665,605
                                                                          -----------
                                                                            4,478,861
                                                                          -----------
    3,000   Resolution Funding Corp.
             (4.0%).......................   0.00    01/15/05 - 07/15/07    2,403,386
                                                                          -----------
    1,390   U.S. Treasury Bonds (3.0%)....   8.75    05/15/17 - 08/15/20    1,852,252
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     450   U.S. Treasury Notes (0.8%)....   6.25 %       08/31/02        $   462,955
                                                                          -----------
    6,750   U.S. Treasury Strips (6.3%)...   0.00    02/15/06 - 11/15/15    3,850,876
                                                                          -----------
            Total U.S. Government & Agency Obligations
             (COST $13,573,981).........................................   13,564,667
                                                                          -----------
            Total United States
             (COST $50,741,994).........................................   36,686,564
                                                                          -----------
            Total Government & Corporate Bonds
             (COST $70,911,950).........................................   53,664,497
                                                                          -----------

NUMBER OF
  SHARES

----------

            Common Stocks (e) (0.1%)
            APPAREL/FOOTWEAR RETAIL (0.0%)
   50,166   County Seat Stores, Inc. (d)............      --
                                                      -----------
            CASINO/GAMING (0.0%)
      787   Fitzgerald Gaming Corp. (Class D).......      --
                                                      -----------
            FOODS: SPECIALTY/CANDY (0.0%)
      100   SFAC New Holdings Inc. (d)..............      --
       18   SFFB Holdings, Inc. (d).................      --
                                                      -----------
                                                          --
                                                      -----------
            MEDICAL/NURSING SERVICES (0.0%)
   34,888   Raintree Healthcare Corp. (d)...........      --
                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
    2,666   Versatel Telecom International NV
             (Netherlands)..........................        2,533
    1,885   World Access, Inc. (d)..................            2
                                                      -----------
                                                            2,535
                                                      -----------
            TELECOMMUNICATION EQUIPMENT (0.0%)
   35,466   FWT Inc. (Class A) (d)..................          355
                                                      -----------
            TELECOMMUNICATIONS (0.1%)
   10,159   Covad Communication Group Inc. (d)......       29,054
   65,917   Focal Communications Corp...............       40,209
                                                      -----------
                                                           69,263
                                                      -----------
            TEXTILES (0.0%)
   11,192   United States Leather, Inc. (d).........      --
                                                      -----------
            WIRELESS TELECOMMUNICATIONS (0.0%)
   95,093   Arch Wireless, Inc. (d).................        1,284

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------

    4,516   Vast Solutions, Inc. (Class B1) (d).....      --
    4,516   Vast Solutions, Inc. (Class B2) (d).....      --
    4,516   Vast Solutions, Inc. (Class B3) (d).....      --
                                                      -----------
                                                      $     1,284
                                                      -----------
            Total Common Stocks
             (COST $3,187,578)......................       73,437
                                                      -----------
            Non Convertible Preferred Stocks (1.4%)
            BROADCASTING (0.2%)
       16   Paxson Communications...................      136,000
                                                      -----------
            CELLULAR TELEPHONE (0.2%)
       69   Dobson Communications Corp.
             (Series A).............................       67,275
      138   Nextel Communications, Inc.
             (Series D).............................       77,727
                                                      -----------
                                                          145,002
                                                      -----------
            ELECTRIC UTILITIES (0.3%)
      144   TNP Enterprises, Inc....................      157,680
                                                      -----------
            PUBLISHING: BOOKS/MAGAZINE (0.0%)
      105   PRIMEDIA, Inc. (Series D)...............        5,093
                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.3%)
      156   Broadwing Communications, Inc.
             (Series B).............................       99,060
       78   Intermedia Communications, Inc..........       82,875
    3,437   XO Communications, Inc..................          344
                                                      -----------
                                                          182,279
                                                      -----------
            TELECOMMUNICATION EQUIPMENT (0.4%)
  406,093   FWT, Inc. (Series A) (d)................      203,046
                                                      -----------
            Total Non Convertible Preferred Stocks
             (COST $1,837,612)......................      829,100
                                                      -----------

NUMBER OF                                        EXPIRATION
 WARRANTS                                           DATE
----------                                       ----------

            Warrants (e) (0.0%)
            BROADCASTING (0.0%)
      300   UIH Australia/Pacific Inc..........  05/15/06        --
      110   XM Satellite Radio
             Holdings, Inc. - 144A*............  03/15/10          3,300
                                                             -----------
                                                                   3,300
                                                             -----------
            CABLE/SATELLITE TV (0.0%)
      115   Ono Finance PLC (Rights) - 144A*...  02/15/11          5,750
                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF                                        EXPIRATION
WARRANTS                                           DATE        VALUE

------------------------------------------------------------------------

            CASINO/GAMING (0.0%)
    9,000   Aladdin Gaming
             Enterprises, Inc. - 144A*.........  03/01/10        --
      250   Resort At Summerlin - 144A*........  12/15/07        --
                                                             -----------
                                                                 --
                                                             -----------
            CELLULAR TELEPHONE (0.0%)
      500   McCaw International Ltd. - 144A*...  04/15/07        --
                                                             -----------
            ELECTRIC UTILITIES (0.0%)
      125   TNP Enterprises, Inc. - 144A*......  04/01/11    $     3,750
                                                             -----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
      300   Epic Resorts LLC/Capital - 144A*...  06/15/05        --
                                                             -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
    1,700   Verado Holdings, Inc. - 144A*......  04/15/08        --
                                                             -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      500   Birch Telecom Inc. - 144A*.........  06/15/08        --
      460   GT Group Telecom, Inc. - 144A*
             (Canada)..........................  02/01/10          2,300
                                                             -----------
                                                                   2,300
                                                             -----------
            TELECOMMUNICATIONS (0.0%)
      200   Startec Global Communications
             Corp. - 144A*.....................  05/15/08        --
                                                             -----------
            Total Warrants
             (COST $57,081)................................       15,100
                                                             -----------

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                    RATE     DATE
----------                                  ------  --------

            Short-Term Investments (15.2%)
            Repurchase Agreement
$   6,200   Joint repurchase agreement
             account (dated 12/31/01;
             proceeds $6,200,597) (f)
             (COST $6,200,000)............  1.734%  01/02/02    6,200,000
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                   RATE     DATE       VALUE

-------------------------------------------------------------------------

$   3,014   The Bank of New York (dated
             12/31/01; proceeds
             $3,013,934) (g)
             (COST $3,013, 787)...........  0.875%  01/02/02  $ 3,013,787
                                                              -----------
            Total Short-Term Investments
             (COST $9,213,787)..............................    9,213,787
                                                              -----------

            Total Investments
             (COST $85,208,008) (h).......  105.3%   63,795,921
            Liabilities In Excess of Other
             Assets.......................   (5.3)   (3,191,918)
                                            -----   -----------
            Net Assets....................  100.0%  $60,604,003
                                            =====   ===========

------------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (a)  ISSUER IN BANKRUPTCY.
 (b) SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS AND SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (c)  NON-INCOME PRODUCING SECURITIES; ISSUER IN DEFAULT.
 (d)  ACQUIRED THROUGH EXCHANGE OFFER.
 (e)  NON-INCOME PRODUCING SECURITIES.
 (f)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (g) COLLATERALIZED BY $3,057,331 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $3,074,065.
 (h) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $897,765 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $22,309,852, RESULTING IN NET UNREALIZED DEPRECIATION OF $21,412,087.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

  FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2001:
     CONTRACTS        IN EXCHANGE     DELIVERY     UNREALIZED
     TO DELIVER           FOR           DATE      APPRECIATION
  -------------------------------------------------------------
  EUR   285,000      $     254,021   01/31/2002      $  521
  NOK 7,250,000      $     813,793   01/18/2002       6,688
                                                     ------
        Total unrealized appreciation...........     $7,209
                                                     ======

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                                                UNREALIZED
NUMBERS OF  LONG/            DESCRIPTION, DELIVERY            UNDERLYING FACE  APPRECIATION/
CONTRACTS   SHORT               MONTH, AND YEAR               AMOUNT AT VALUE  DEPRECIATION
--------------------------------------------------------------------------------------------
    31       Long   US Treasury Note 2 Year, March 2002         $ 6,478,516      $ 28,417
    10       Long   US Treasury Note 5 Year, March 2002           1,058,281         3,866
    2        Long   US Treasury Bond, March 2002                    203,063         1,898
    21      Short   US Treasury Note 10 Year, March 2002         (2,207,953)      (11,601)
                                                                                 --------
      Net unrealized appreciation............................................    $ 22,580
                                                                                 ========

 CURRENCY ABBREVIATIONS:
 AUD  Australian Dollar.
 GBP  British Pound.
 CAD  Canadian Dollar.
 EUR  Euro.
 NOK  Norwegian Krone.
 SEK  Swedish Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                                     VALUE

--------------------------------------------------------------------------------------

              Common Stocks (62.6%)
              ALUMINUM (2.5%)
   89,000     Alcoa, Inc................................................  $  3,163,950
                                                                          ------------
              AUTO PARTS: O.E.M. (2.6%)
  237,000     Delphi Automotive Systems Corp............................     3,237,420
                                                                          ------------
              CHEMICALS: MAJOR DIVERSIFIED (2.5%)
   72,000     Du Pont (E.I.) de Nemours & Co., Inc......................     3,060,720
                                                                          ------------
              COMPUTER PROCESSING HARDWARE (2.7%)
   27,500     International Business Machines Corp......................     3,326,400
                                                                          ------------
              DEPARTMENT STORES (2.7%)
   71,000     Sears, Roebuck & Co.......................................     3,382,440
                                                                          ------------
              DISCOUNT STORES (2.8%)
   85,000     Target Corp...............................................     3,489,250
                                                                          ------------
              ELECTRIC UTILITIES (5.1%)
   68,000     Exelon Corp...............................................     3,255,840
   90,072     FirstEnergy Corp..........................................     3,150,719
                                                                          ------------
                                                                             6,406,559
                                                                          ------------
              FINANCIAL CONGLOMERATES (2.6%)
   65,000     Citigroup Inc.............................................     3,281,200
                                                                          ------------
              FOOD: MAJOR DIVERSIFIED (2.5%)
   65,000     PepsiCo, Inc..............................................     3,164,850
                                                                          ------------
              FOREST PRODUCTS (2.5%)
   58,000     Weyerhaeuser Co...........................................     3,136,640
                                                                          ------------
              HOUSEHOLD/PERSONAL CARE (2.5%)
   40,000     Procter & Gamble Co. (The)................................     3,165,200
                                                                          ------------
              INDUSTRIAL CONGLOMERATES (8.0%)
   82,000     General Electric Co.......................................     3,286,560
   27,000     Minnesota Mining & Manufacturing Co.......................     3,191,670
   52,000     United Technologies Corp..................................     3,360,760
                                                                          ------------
                                                                             9,838,990
                                                                          ------------
              INFORMATION TECHNOLOGY SERVICES (2.6%)
   46,500     Electronic Data Systems Corp..............................     3,187,575
                                                                          ------------
              MAJOR BANKS (5.2%)
   50,000     Bank of America Corp......................................     3,147,500
  133,000     KeyCorp...................................................     3,237,220
                                                                          ------------
                                                                             6,384,720
                                                                          ------------
              MAJOR TELECOMMUNICATIONS (2.5%)
   80,000     SBC Communications, Inc...................................     3,133,600
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                                      VALUE

--------------------------------------------------------------------------------------

              MOTOR VEHICLES (3.2%)
   52,000     Ford Motor Co.............................................  $    817,440
   65,000     General Motors Corp.......................................     3,159,000
                                                                          ------------
                                                                             3,976,440
                                                                          ------------
              PHARMACEUTICALS: MAJOR (2.4%)
   58,000     Bristol-Myers Squibb Co...................................     2,958,000
                                                                          ------------
              RAILROADS (2.5%)
   88,000     CSX Corp..................................................     3,084,400
                                                                          ------------
              SEMICONDUCTORS (2.5%)
  100,000     Intel Corp................................................     3,145,000
                                                                          ------------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (2.7%)
   77,000     Deere & Co................................................     3,361,820
                                                                          ------------
              Total Common Stocks
               (COST $65,273,658).......................................    77,885,174
                                                                          ------------

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE
----------                                  -------  -------------------

            Mortgage-Backed Securities (17.8%)
$     572   Federal Home Loan Mortgage
             Corp.........................   6.00 %       04/01/03             579,420
    3,201   Federal National Mortgage
             Assoc........................   6.00    05/01/04 - 05/01/06     3,236,669
    4,650   ..............................   6.00             *              4,614,204
    1,521   ..............................   6.50    07/01/06 - 05/01/13     1,548,756
       50   ..............................   7.00             *                 51,734
      570   ..............................   7.50    10/01/27 - 08/01/29       588,294
      600   ..............................   7.50             *                618,937
      417   ..............................   8.00         03/01/31             436,545
    2,100   ..............................   8.00             *              2,198,438
    2,404   Government National Mortgage
             Assoc........................   6.00    04/15/28 - 12/15/28     2,357,803
    1,047   ..............................   6.50    08/15/28 - 03/15/29     1,049,833
      763   ..............................   7.50    08/15/23 - 10/15/29       788,656
    4,097   Government National Mortgage
             Assoc. II....................   6.50    04/20/28 - 03/20/29     4,091,059
                                                                          ------------
            Total Mortgage-Backed Securities
             (COST $22,073,128).........................................    22,160,348
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            Corporate Bonds (12.1%)
            AEROSPACE & DEFENSE (0.6%)
$     125   Lockheed Martin Corp..........   7.75 %       05/01/26        $    134,826
       55   Northrop Grumman Corp.........   7.75         02/15/31              59,563
      245   Raytheon Co.***...............   8.20         03/01/06             265,561
      326   Systems 2001 Asset Trust -
             144A**.......................   6.664        09/15/13             335,875
                                                                          ------------
                                                                               795,825
                                                                          ------------
            AIRLINES (0.2%)
      213   Continental Airlines Inc......   6.90         01/02/18             187,490
       45   Southwest Airlines Co.........   5.496        11/01/06              44,309
                                                                          ------------
                                                                               231,799
                                                                          ------------
            AUTO PARTS: O.E.M. (0.0%)
       35   TRW Inc.......................   7.625        03/15/06              36,047
                                                                          ------------
            BROADCASTING (0.1%)
      145   Clear Channel
             Communications, Inc..........   7.65         09/15/10             149,779
                                                                          ------------
            CABLE/SATELLITE TV (0.4%)
       75   Comcast Cable
             Communications...............   8.375        05/01/07              82,695
      125   Comcast Cable
             Communications...............   6.75         01/30/11             125,544
      180   Cox Communications, Inc.......   7.75         11/01/10             192,208
       55   TCI Communications, Inc.......   7.875        02/15/26              56,832
                                                                          ------------
                                                                               457,279
                                                                          ------------
            COMPUTER PROCESSING HARDWARE (0.1%)
      170   Sun Microsystems Inc..........   7.65         08/15/09             172,560
                                                                          ------------
            DEPARTMENT STORES (0.2%)
      160   Federated Department
             Stores, Inc..................   6.90         04/01/29             149,449
      125   May Department Stores Co......   6.70         09/15/28             119,621
                                                                          ------------
                                                                               269,070
                                                                          ------------
            DISCOUNT STORES (0.2%)
       85   Target Corp...................   6.65         08/01/28              85,170
      120   Wal-Mart Stores, Inc..........   7.55         02/15/30             137,734
                                                                          ------------
                                                                               222,904
                                                                          ------------
            DRUGSTORE CHAINS (0.1%)
      180   CVS Corp......................   5.625        03/15/06             181,290
                                                                          ------------
            ELECTRIC UTILITIES (0.1%)
       70   Detroit Edison Co.............   6.125        10/01/10              68,749
      100   DTE Energy Co.................   7.05         06/01/11             103,195
                                                                          ------------
                                                                               171,944
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            FINANCE/RENTAL/LEASING (0.6%)
$     185   American General Finance
             Corp.........................   5.875%       07/14/06        $    187,719
      225   Household Finance Corp.***....   8.00         07/15/10             242,210
       80   Household Finance Corp........   6.75         05/15/11              79,548
      110   MBNA America Bank NA..........   6.50         06/20/06             107,942
      185   Prime Property Funding II -
             144A**.......................   7.00         08/15/04             193,664
                                                                          ------------
                                                                               811,083
                                                                          ------------
            FINANCIAL CONGLOMERATES (0.9%)
      195   Boeing Capital Corp.***.......   6.50         02/15/12             194,051
       95   Chase Manhattan Corp..........   6.00         02/15/09              94,623
      125   General Motors Acceptance
             Corp.........................   8.00         11/01/31             127,223
      135   General Motors Acceptance
             Corp.........................   6.875        09/15/11             132,240
      325   Prudential Holdings -
             144A**.......................   7.245        12/18/23             332,771
      255   Prudential Holdings -
             144A**.......................   8.695        12/18/23             265,243
                                                                          ------------
                                                                             1,146,151
                                                                          ------------
            FINANCIAL PUBLISHING/SERVICES (0.0%)
       25   Reed Elsevier Capital.........   6.75         08/01/11              25,360
                                                                          ------------
            FOOD RETAIL (0.4%)
       60   Ahold Finance USA Inc.........   8.25         07/15/10              66,914
       80   Ahold Finance USA Inc.........   6.875        05/01/29              76,914
      215   Kroger Co.....................   6.80         04/01/11             220,518
      100   Kroger Co.....................   7.70         06/01/29             107,301
                                                                          ------------
                                                                               471,647
                                                                          ------------
            FOREIGN GOVERNMENT OBLIGATION (0.1%)
       90   United Mexican States
             (Mexico).....................   8.375        01/14/11              93,375
                                                                          ------------
            GAS DISTRIBUTORS (0.2%)
      135   CMS Panhandle Holding Co......   7.00         07/15/29             116,400
       70   Consolidated Natural Gas
             Co...........................   6.25         11/01/11              68,507
                                                                          ------------
                                                                               184,907
                                                                          ------------
            HOME BUILDING (0.1%)
       85   Centex Corp...................   7.875        02/01/11              86,594
                                                                          ------------
            HOME IMPROVEMENT CHAINS (0.2%)
      200   Lowe's Companies, Inc.........   8.25         06/01/10             225,881
       50   Lowe's Companies, Inc.........   6.50         03/15/29              48,301
                                                                          ------------
                                                                               274,182
                                                                          ------------
            HOSPITAL/NURSING MANAGEMENT (0.1%)
      195   Tenet Holdings Corp. -
             144A**.......................   6.875        11/15/31             179,452
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            HOTELS/RESORTS/CRUISELINES (0.3%)
$      55   Hyatt Equities LLC - 144A**...   9.25 %       05/15/05        $     57,251
      260   Marriott International Inc. -
             144A**.......................   7.00         01/15/08             261,559
                                                                          ------------
                                                                               318,810
                                                                          ------------
            INDUSTRIAL CONGLOMERATES (0.4%)
      190   Honeywell International.......   6.125        11/01/11             187,998
      185   Tyco International Group S.A.
             (Luxembourg).................   6.75         02/15/11             185,743
       65   Tyco International Group S.A.
             (Luxembourg).................   6.375        10/15/11              63,500
       20   Tyco International Group S.A.
             (Luxembourg).................   6.875        01/15/29              19,187
                                                                          ------------
                                                                               456,428
                                                                          ------------
            INTEGRATED OIL (0.3%)
      345   Conoco Inc.***................   6.95         04/15/29             350,819
                                                                          ------------
            INVESTMENT BANKS/BROKERS (0.4%)
      230   Credit Suisse F/B
             USA, Inc.***.................   5.875        08/01/06             233,971
      215   Goldman Sachs
             Group, Inc.***...............   6.875        01/15/11             220,200
                                                                          ------------
                                                                               454,171
                                                                          ------------
            LIFE/HEALTH INSURANCE (0.8%)
      140   American General Corp.........   7.50         07/15/25             152,685
       30   Hartford Life.................   7.375        03/01/31              30,944
      250   John Hancock Financial
             Services, Inc.***............   7.375        02/15/24             250,052
      205   Nationwide Mutual Insurance
             Co. - 144A**.................   7.50         02/15/24             184,452
      310   New England Mutual Life
             Insurance Co.***.............   7.875        02/15/24             317,611
                                                                          ------------
                                                                               935,744
                                                                          ------------
            MAJOR BANKS (0.1%)
      180   Bank One Corp.***.............   6.00         02/17/09             177,806
                                                                          ------------
            MAJOR TELECOMMUNICATIONS (1.0%)
       20   AT&T Corp. - 144A**...........   7.30         11/15/11              20,489
      240   AT&T Corp. - 144A**...........   8.00         11/15/31             251,176
       90   Bellsouth Telecommunications
             Inc..........................   6.375        06/01/28              86,930
       35   Deutsche Telekom International
             Finance Corp.
             (Netherlands)................   8.25         06/15/30              38,846
       90   GTE Corp......................   6.94         04/15/28              89,279
       85   Telus Corp. (Canada)..........   8.00         06/01/11              90,200
      195   Verizon New England Inc.......   6.50         09/15/11             198,256
      410   WorldCom, Inc.................   8.25         05/15/31             433,393
                                                                          ------------
                                                                             1,208,569
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            MANAGED HEALTH CARE (0.4%)
$     180   Aetna, Inc....................   7.875%       03/01/11        $    177,278
      165   Cigna Corp....................   6.375        10/15/11             162,018
      100   Wellpoint Healthcare
             Networks, Inc................   6.375        06/15/06             101,979
                                                                          ------------
                                                                               441,275
                                                                          ------------
            MEDIA CONGLOMERATES (0.5%)
       70   AOL Time Warner Inc...........   6.75         04/15/11              71,732
       45   AOL Time Warner Inc...........   7.625        04/15/31              47,600
      220   News America Inc..............   7.28         06/30/28             204,469
       30   News America Holdings Inc.....   7.75         02/01/24              29,187
      195   Time Warner, Inc..............   7.57         02/01/24             203,233
       90   Time Warner, Inc..............   6.625        05/15/29              84,151
                                                                          ------------
                                                                               640,372
                                                                          ------------
            MOTOR VEHICLES (0.5%)
      110   DaimlerChrysler North American
             Holdings Co..................   7.20         09/01/09             109,940
       85   DaimlerChrysler North American
             Holdings Co..................   8.50         01/18/31              90,738
       25   Ford Motor Co.................   6.625        10/01/28              20,736
      465   Ford Motor Co.***.............   7.45         07/16/31             426,027
                                                                          ------------
                                                                               647,441
                                                                          ------------
            MULTI-LINE INSURANCE (0.6%)
      250   AIG Sun America Global Finance
             VI - 144A**..................   6.30         05/10/11             254,068
      400   Farmers Exchange Capital -
             144A**.......................   7.05         07/15/28             317,734
      165   Hartford Financial Services
             Group, Inc...................   7.90         06/15/10             180,601
                                                                          ------------
                                                                               752,403
                                                                          ------------
            OIL & GAS PIPELINES (0.2%)
      155   Williams Companies, Inc.
             (The)........................   7.75         06/15/31             155,475
       50   Williams Companies, Inc. (The)
             (Series A)...................   7.50         01/15/31              48,711
                                                                          ------------
                                                                               204,186
                                                                          ------------
            PHARMACEUTICALS: MAJOR (0.5%)
      215   American Home Products
             Corp.***.....................   6.70         03/15/11             222,771
      330   Bristol-Myers Squibb Co.***...   5.75         10/01/11             326,890
       45   Lilly (Eli) & Co..............   8.375        12/01/06              51,293
                                                                          ------------
                                                                               600,954
                                                                          ------------
            PROPERTY - CASUALTY INSURERS (0.2%)
      300   Florida Windstorm Underwriting
             Association - 144A**.........   7.125        02/25/19             307,621
                                                                          ------------
            PULP & PAPER (0.2%)
      200   Willamette
             Industries, Inc..............   7.85         07/01/26             200,323
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS (0.2%)
$     145   EOP Operating LP..............   7.25 %       06/15/28        $    130,491
       25   EOP Operating LP..............   7.50         04/19/29              23,920
       80   Simon Property Group LP.......   6.375        11/15/07              78,262
                                                                          ------------
                                                                               232,673
                                                                          ------------
            SERVICES TO THE HEALTH INDUSTRY (0.1%)
       70   Anthem Insurance
             Companies, Inc. - 144A**.....   9.125        04/01/10              75,223
       70   Anthem Insurance
             Companies, Inc. - 144A**.....   9.00         04/01/27              70,457
                                                                          ------------
                                                                               145,680
                                                                          ------------
            SPECIALTY TELECOMMUNICATIONS (0.4%)
      165   PCCW HK Capital Ltd. (Hong
             Kong) - 144A**...............   7.75         11/15/11             164,617
      180   Qwest Capital Funding Inc.....   7.90         08/15/10             183,121
      145   Qwest Capital Funding Inc.....   7.75         02/15/31             139,123
                                                                          ------------
                                                                               486,861
                                                                          ------------
            WIRELESS COMMUNICATIONS (0.4%)
      175   AT&T Wireless
             Services, Inc.***............   7.875        03/01/11             187,077
      150   Vodafone Airtouch PLC (Great
             Britain)***..................   7.75         02/15/10             164,744
      175   Vodafone Group PLC***.........   7.875        02/15/30             197,431
                                                                          ------------
                                                                               549,252
                                                                          ------------
            Total Corporate Bonds
             (COST $14,865,861).........................................    15,072,636
                                                                          ------------
            Asset-Backed Securities (0.8%)
            FINANCE/RENTAL/LEASING
      215   Chase Credit Card Master
             Trust........................   5.50         11/17/08             218,935
      200   Citibank Credit Card Issuance
             Trust........................   6.90         10/15/07             214,096
      300   Detroit Edison Sec 2001-1 CL
             A5...........................   6.42         03/01/15             301,684
      100   MBNA Master Corp..............   5.90         08/15/11             101,443
      125   Nissan Auto Receivables Owner
             Trust........................   4.80         02/15/07             126,525
                                                                          ------------
            Total Asset Backed Securities
             (COST $942,948)............................................       962,683
                                                                          ------------
            U.S. Government & Agency Obligations (3.4%)
    3,255   Federal National Mortgage
             Assoc.***....................   0.00         10/09/19           1,012,357
    3,000   U.S. Treasury Note***.........   6.75         05/15/05           3,261,798
                                                                          ------------
            Total U.S. Government & Agency Obligations
             (COST $4,258,725)..........................................     4,274,155
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            Short-Term Investments (8.7%)
            U.S. Government Obligation (a) (0.1%)
$     100   U.S. Treasury Bill (Cost
             $99,462)***..................   1.822%       04/18/02        $     99,462
                                                                          ------------
            Repurchase Agreement (8.6%)
   10,700   Joint repurchase agreement
            account (dated 12/31/01;
            proceeds $10,701,031) (b)
            (COST $10,700,000)............   1.734        01/02/02          10,700,000
                                                                          ------------
            Total Short-Term Investments
             (COST $10,799,462).........................................    10,799,462
                                                                          ------------

            Total Investments
             (COST $118,213,782) (c)......  105.4%   131,154,458
            Liabilities in Excess of Other
             Assets.......................   (5.4)    (6,689,428)
                                            -----   ------------
            Net Assets....................  100.0%  $124,465,030
                                            =====   ============

------------------------

 * SECURITIES PURCHASED ON A FORWARD COMMITMENT WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR THE BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,405,948 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,465,272, RESULTING IN NET UNREALIZED APPRECIATION OF $12,940,676.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                              UNDERLYING
NUMBER OF   LONG/            DESCRIPTION, DELIVERY            FACE AMOUNT   UNREALIZED
CONTRACTS   SHORT                MONTH AND YEAR                AT VALUE    DEPRECIATION
---------------------------------------------------------------------------------------
    1       Short   U.S. Treasury Bond March 2002             $ (101,531)    $   (377)
    14      Short   U.S. Treasury Note March 2002             (1,471,969)      (9,172)
    17       Long   U.S. Treasury Note March 2002             (1,799,078)     (14,918)
                                                                             --------
      Total unrealized depreciation......................................    $(24,467)
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (89.2%)
           ELECTRIC UTILITIES (42.8%)
  38,000   AES Corp. (The)*........................  $    621,300
  44,000   Allegheny Energy, Inc...................     1,593,680
  35,000   Ameren Corp.............................     1,480,500
  38,000   American Electric Power Co., Inc........     1,654,140
  32,000   Calpine Corp.*..........................       537,280
  38,500   Cinergy Corp............................     1,287,055
  50,000   CLECO Corp..............................     1,098,500
  24,000   Consolidated Edison, Inc................       968,640
  36,000   Dominion Resources, Inc.................     2,163,600
  35,000   DPL, Inc................................       842,800
  50,000   DTE Energy Co...........................     2,097,000
  66,710   Duke Energy Corp........................     2,619,035
  20,000   Emerson Electric Co.....................     1,142,000
  62,500   Entergy Corp............................     2,444,375
  48,875   Exelon Corp.............................     2,340,135
  70,000   FirstEnergy Corp........................     2,448,600
  45,000   FPL Group, Inc..........................     2,538,000
  50,000   General Electric Co.....................     2,004,000
  38,687   Mirant Corp.*...........................       619,766
  50,000   Northeast Utilities.....................       881,500
  25,000   Northwestern Corp.......................       526,250
  30,000   NRG Energy, Inc.*.......................       465,000
  22,000   NSTAR...................................       986,700
  34,000   OGE Energy Corp.........................       784,720
  25,500   Pinnacle West Capital Corp..............     1,067,175
  60,000   PPL Corp................................     2,091,000
  53,081   Progress Energy, Inc....................     2,390,238
  69,000   Public Service Enterprise Group, Inc....     2,911,110
  60,000   Reliant Energy, Inc.....................     1,591,200
  24,000   Reliant Resources, Inc.*................       396,240
  31,000   SCANA Corp..............................       862,730
 100,000   Sierra Pacific Resources................     1,505,000
  47,000   Southern Co. (The)......................     1,191,450
  47,000   TECO Energy, Inc........................     1,233,280
  52,000   TXU Corp................................     2,451,800
  45,000   UIL Holdings Corp.......................     2,308,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  46,000   Wisconsin Energy Corp...................  $  1,037,760
  37,050   Xcel Energy, Inc........................     1,027,767
                                                     ------------
                                                       56,209,826
                                                     ------------
           ENERGY (21.3%)
  30,000   AGL Resources, Inc......................       690,600
  45,000   BP PLC (ADR) (United Kingdom)...........     2,092,950
  21,000   ChevronTexaco Corp......................     1,881,810
  37,000   Dynegy, Inc. (Class A)..................       943,500
  28,622   El Paso Corp............................     1,276,827
  15,000   Equitable Resources, Inc................       511,050
  30,000   Exxon Mobil Corp........................     1,179,000
  61,600   KeySpan Corp............................     2,134,440
  60,000   Kinder Morgan, Inc......................     3,341,400
  55,000   MDU Resources Group, Inc................     1,548,250
  36,000   New Jersey Resources Corp...............     1,684,800
  40,000   Nicor Inc...............................     1,665,600
  23,750   Northwest Natural Gas Co................       605,625
  45,000   Peoples Energy Corp.....................     1,706,850
  20,000   Piedmont Natural Gas Co., Inc...........       716,000
  20,000   Questar Corp............................       501,000
  12,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................       588,240
  60,000   Sempra Energy...........................     1,473,000
  20,000   South Jersey Industries, Inc............       652,000
  70,000   UtiliCorp United, Inc...................     1,761,900
  22,000   WGL Holdings Inc........................       639,540
  15,000   Williams Companies, Inc. (The)..........       382,800
                                                     ------------
                                                       27,977,182
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.7%)
  40,000   Shaw Group Inc. (The)*..................       940,000
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.4%)
  10,000   Tyco International Ltd. (Bermuda).......       589,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MEDIA CONGLOMERATES (1.0%)
  23,600   Vivendi Universal SA (ADR) (France).....  $  1,269,444
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.1%)
  40,000   Convergys Corp.*........................     1,499,600
                                                     ------------
           TELECOMMUNICATIONS (20.6%)
  35,000   Adelphia Communications Corp. (Class
            A)*....................................     1,091,300
  29,160   ALLTEL Corp.............................     1,800,047
  30,000   AOL Time Warner Inc.*...................       963,000
  60,000   BCE, Inc. (Canada)......................     1,368,000
  30,000   BellSouth Corp..........................     1,144,500
  12,000   Cablevision Systems New York Group
            (Class A)*.............................       569,400
  45,625   CenturyTel, Inc.........................     1,496,500
  58,000   Cisco Systems, Inc.*....................     1,050,380
  45,000   Comcast Corp. (Class A Special)*........     1,620,000
  50,000   Liberty Media Corp. (Class A)*..........       700,000
  55,000   Nextel Communications, Inc. (Class
            A)*....................................       602,800
 100,000   Nokia Oyj (ADR) (Finland)...............     2,453,000
  15,000   QUALCOMM Inc.*..........................       757,500
  39,272   SBC Communications, Inc.................     1,538,284
  54,000   Sprint Corp. (FON Group)................     1,084,320
  46,000   Sprint Corp. (PCS Group)*...............     1,122,860
  36,560   Telefonica Espana S.A. (ADR) (Spain)*...     1,465,325
  13,000   Telephone & Data Systems, Inc...........     1,166,750
  39,394   Verizon Communications Inc..............     1,869,639
  40,000   Vodafone Group PLC (ADR) (United
            Kingdom)...............................     1,027,200
  60,000   Western Wireless Corp. (Class A)*.......     1,695,000
  38,290   WorldCom, Inc. - WorldCom Group*........       539,123
                                                     ------------
                                                       27,124,928
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WATER UTILITIES (1.3%)
  10,000   American States Water Co................  $    349,500
  59,375   Philadelphia Suburban Corp..............     1,338,906
                                                     ------------
                                                        1,688,406
                                                     ------------
           Total Common Stocks
            (COST $105,528,622)....................   117,298,386
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Corporate Bonds (5.4%)
           AEROSPACE & DEFENSE (0.1%)
 $   130   Northrop Grumman Corporation 7.00% due
            03/01/06...............................       136,048
                                                     ------------
           ELECTRIC UTILITIES (2.2%)
     390   American Electric Power (Series A)
            6.125% due 05/15/06....................       386,068
      70   Calpine Corp. 8.50% due 02/15/11........        63,698
     165   DTE Energy Co. 7.05% due 06/01/11.......       170,272
     390   Exelon Corp. 6.75% due 05/01/11.........       395,269
     120   Florida Power Corp. 6.65% due
            07/15/11...............................       122,234
     390   MidAmerican Funding LLC 6.75% due
            03/01/11...............................       382,588
     335   Mirant Americas Generation LLC 7.625%
            due 05/01/06...........................       305,429
     275   NRG Energy Inc. 7.75% due 04/01/11......       258,675
     100   PG&E National Energy Group 10.375% due
            05/16/11...............................       105,440
     500   PSE&G Energy Holdings 9.125% due
            02/10/04...............................       525,583
     120   South Carolina Electric & Gas Co. 7.50%
            due 06/15/05...........................       128,425
                                                     ------------
                                                        2,843,681
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           ENERGY (1.1%)
 $   265   CMS Panhandle Holding Co. 7.00% due
            07/15/29...............................  $    228,489
     100   Conoco Inc. 5.90% due 04/15/04..........       103,855
     100   Consolidated Natural Gas Co. (Series B)
            5.375% due 11/01/06....................        98,606
     270   Nisource Finance Corp. 7.875% due
            11/15/10...............................       279,429
     120   Oxymar - 144A** 7.50% due 02/15/16......        95,776
     180   Petrozuata Finance Inc. - 144A**
            (Venezuela) 8.22% due 04/01/17.........       135,000
     165   Ras Laffan Liquid Natural Gas - 144A**
            (Qatar) 8.294% due 03/15/14............       168,300
      40   Transcont Gas Pipe Corp. - 144A** 7.00%
            due 08/15/11...........................        39,041
     380   Williams Companies, Inc. (The) 7.50% due
            01/15/31...............................       370,201
                                                     ------------
                                                        1,518,697
                                                     ------------
           ENVIRONMENTAL SERVICES (0.1%)
     135   Waste Management Inc. 7.00% due
            10/15/06...............................       138,752
                                                     ------------
           FINANCIAL CONGLOMERATES (0.1%)
      65   General Motors Acceptance Corp. 7.50%
            due 07/15/05...........................        68,333
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
      80   Honeywell International, Inc. 5.125% due
            11/01/06...............................        78,923
     135   Tyco International Group S.A.
            (Luxembourg) 6.375% due 02/15/06.......       137,880
                                                     ------------
                                                          216,803
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           MEDIA CONGLOMERATES (0.1%)
 $   135   AOL Time Warner, Inc. 6.125% due
            04/15/06...............................  $    137,893
                                                     ------------
           TELECOMMUNICATIONS (1.6%)
     125   AT&T Corp. - 144A** 6.50% due
            11/15/06...............................       127,076
     165   AT&T Wireless Services, Inc. 7.875% due
            03/01/11...............................       176,387
     190   British Telecom PLC (United Kingdom)
            7.875% due 12/15/05....................       203,529
     135   Comcast Cable Communications Corp.
            6.375% due 01/30/06....................       137,172
     190   Deutsche Telecon PLC (Netherlands) 7.75%
            due 06/15/05...........................       205,739
     180   GTE Corp. 7.90% due 02/01/27............       186,656
      75   PCCW HKTC Capital Ltd. (Hong Kong) -
            144A** 7.75% due 11/15/11..............        74,826
     385   Qwest Capital Funding 7.90% due
            08/15/10...............................       391,675
      40   TCI Communications Corp. 8.00% due
            08/01/05...............................        42,857
     145   Telus Corp. (Canada) 8.00% due
            06/01/11...............................       153,870
     340   WorldCom, Inc. 8.25% due 05/15/31.......       359,399
                                                     ------------
                                                        2,059,186
                                                     ------------
           Total Corporate Bonds
            (COST $7,121,836)......................     7,119,393
                                                     ------------
           U.S. Government Obligations (0.6%)
     260   U.S Treasury Bond 8.75% due 08/15/20....       348,908

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

 $   350   U.S. Treasury Bond 8.125% due
            08/15/21...............................  $    446,796
                                                     ------------
           Total U.S. Government Obligations
            (COST $794,071)........................       795,704
                                                     ------------
           Asset-Backed Securities (0.5%)
           FINANCE/RENTAL/LEASING
     150   Connecticut RRB Special Purpose Trust
            CL&P - Series 2001 6.21% due 12/30/11..       153,416
     150   Detroit Edison Securitization Funding
            LLC 5.875% due 03/01/10................       154,132
     175   PECO Energy Transition Trust 7.625% due
            03/01/10...............................       193,018
     150   PSE&G Transition Funding LLC. 6.61% due
            06/15/15...............................       155,531
                                                     ------------
           Total Asset-Backed Securities
            (COST $671,011)........................       656,097
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Preferred Stock (0.1%)
           ELECTRIC UTILITIES
   6,000   Alabama Power Capital Trust I
            (Series Q)
            (COST $150,000)........................  $    148,200
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investments (3.9%)
           Repurchase Agreement
 $ 5,078   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $5,078,489) (a)
            (COST $5,078,000)......................     5,078,000
                                                     ------------

  Total Investments
   (COST $119,343,540) (b)................    99.7%  131,095,780
  Other Assets in Excess of Liabilities...     0.3       339,725
                                            ------  ------------
  Net Assets..............................   100.0% $131,435,505
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $17,484,067 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,731,827, RESULTING IN NET UNREALIZED APPRECIATION OF $11,752,240.

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (98.9%)
           AEROSPACE & DEFENSE (1.6%)
 330,000   Goodrich Corp...........................  $  8,784,600
                                                     ------------
           ALUMINUM (3.0%)
 245,000   Alcan, Inc..............................     8,802,850
 215,000   Alcoa, Inc..............................     7,643,250
                                                     ------------
                                                       16,446,100
                                                     ------------
           APPAREL/FOOTWEAR (1.5%)
 218,000   VF Corp.................................     8,504,180
                                                     ------------
           AUTO PARTS: O.E.M. (4.5%)
 625,000   Delphi Automotive Systems Corp..........     8,537,500
 103,000   Johnson Controls, Inc...................     8,317,250
 210,000   TRW, Inc................................     7,778,400
                                                     ------------
                                                       24,633,150
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (1.5%)
 170,000   Coca-Cola Co............................     8,015,500
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.9%)
 230,000   Dow Chemical Co. (The)..................     7,769,400
 190,000   Du Pont (E.I.) de Nemours & Co., Inc....     8,076,900
                                                     ------------
                                                       15,846,300
                                                     ------------
           COMPUTER PROCESSING HARDWARE (2.9%)
 365,000   Hewlett-Packard Co......................     7,497,100
  71,000   International Business Machines Corp....     8,588,160
                                                     ------------
                                                       16,085,260
                                                     ------------
           DEPARTMENT STORES (1.6%)
 182,000   Sears, Roebuck & Co.....................     8,670,480
                                                     ------------
           DISCOUNT STORES (1.7%)
 223,000   Target Corp.............................     9,154,150
                                                     ------------
           ELECTRIC UTILITIES (7.5%)
 137,000   Dominion Resources, Inc.................     8,233,700
 180,000   Exelon Corp.............................     8,618,400
 245,000   FirstEnergy Corp........................     8,570,100

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 145,000   FPL Group, Inc..........................  $  8,178,000
 300,000   Reliant Energy, Inc.....................     7,956,000
                                                     ------------
                                                       41,556,200
                                                     ------------
           ELECTRONICS/ APPLIANCES (1.6%)
 120,000   Whirlpool Corp..........................     8,799,600
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.9%)
 100,000   Fannie Mae..............................     7,950,000
 136,000   Household International, Inc............     7,879,840
                                                     ------------
                                                       15,829,840
                                                     ------------
           FINANCIAL CONGLOMERATES (2.9%)
 165,000   Citigroup, Inc..........................     8,329,200
 208,000   J.P. Morgan Chase & Co..................     7,560,800
                                                     ------------
                                                       15,890,000
                                                     ------------
           FOOD DISTRIBUTORS (3.1%)
 390,000   Supervalu, Inc..........................     8,626,800
 325,000   SYSCO Corp..............................     8,521,500
                                                     ------------
                                                       17,148,300
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.4%)
 164,000   PepsiCo, Inc............................     7,985,160
                                                     ------------
           FOREST PRODUCTS (1.5%)
 155,000   Weyerhaeuser Co.........................     8,382,400
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (4.3%)
 165,000   Avon Products, Inc......................     7,672,500
 133,000   Kimberly-Clark Corp.....................     7,953,400
 105,000   Procter & Gamble Co. (The)..............     8,308,650
                                                     ------------
                                                       23,934,550
                                                     ------------
           INDUSTRIAL CONGLOMERATES (7.8%)
 207,000   General Electric Co.....................     8,296,560
 250,000   Honeywell International, Inc............     8,455,000
  72,000   Minnesota Mining & Manufacturing Co.....     8,511,120

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 148,000   Tyco International Ltd. (Bermuda).......  $  8,717,200
 135,000   United Technologies Corp................     8,725,050
                                                     ------------
                                                       42,704,930
                                                     ------------
           INDUSTRIAL SPECIALTIES (1.5%)
 157,000   PPG Industries, Inc.....................     8,120,040
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.6%)
 125,000   Electronic Data Systems Corp............     8,568,750
                                                     ------------
           INTEGRATED OIL (4.4%)
 175,000   BP PLC (ADR) (United Kingdom)...........     8,139,250
 210,000   Exxon Mobil Corp........................     8,253,000
 163,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................     7,990,260
                                                     ------------
                                                       24,382,510
                                                     ------------
           LIFE/HEALTH INSURANCE (4.4%)
 305,000   Aegon N.V. (ARS) (Netherlands)..........     8,164,850
 175,000   Jefferson-Pilot Corp....................     8,097,250
 163,000   Lincoln National Corp...................     7,916,910
                                                     ------------
                                                       24,179,010
                                                     ------------
           MAJOR BANKS (3.0%)
 130,000   Bank of America Corp....................     8,183,500
 340,000   KeyCorp.................................     8,275,600
                                                     ------------
                                                       16,459,100
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.4%)
 165,000   Verizon Communications, Inc.............     7,830,900
                                                     ------------
           MOTOR VEHICLES (3.3%)
 195,000   DaimlerChrysler AG (Germany)............     8,125,650
 134,500   Ford Motor Co...........................     2,114,340
 167,000   General Motors Corp.....................     8,116,200
                                                     ------------
                                                       18,356,190
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OFFICE EQUIPMENT/ SUPPLIES (1.4%)
 210,000   Pitney Bowes, Inc.......................  $  7,898,100
                                                     ------------
           OIL & GAS PIPELINES (1.5%)
 190,000   El Paso Corp............................     8,475,900
                                                     ------------
           OIL & GAS PRODUCTION (1.5%)
 150,000   Kerr-McGee Corp.........................     8,220,000
                                                     ------------
           OIL REFINING/ MARKETING (3.0%)
 290,000   Marathon Oil Corp.......................     8,700,000
 205,000   Sunoco, Inc.............................     7,654,700
                                                     ------------
                                                       16,354,700
                                                     ------------
           PHARMACEUTICALS: MAJOR (5.7%)
 130,000   American Home Products Corp.............     7,976,800
 150,000   Bristol-Myers Squibb Co.................     7,650,000
 190,000   Pharmacia Corp..........................     8,103,500
 213,000   Schering-Plough Corp....................     7,627,530
                                                     ------------
                                                       31,357,830
                                                     ------------
           PULP & PAPER (3.0%)
 215,000   International Paper Co..................     8,675,250
 260,000   Mead Corp...............................     8,031,400
                                                     ------------
                                                       16,706,650
                                                     ------------
           RAILROADS (3.0%)
 290,000   Burlington Northern Santa Fe Corp.......     8,273,700
 230,000   CSX Corp................................     8,061,500
                                                     ------------
                                                       16,335,200
                                                     ------------
           RECREATIONAL PRODUCTS (1.4%)
 255,000   Eastman Kodak Co........................     7,504,650
                                                     ------------
           SEMICONDUCTORS (1.5%)
 255,000   Intel Corp..............................     8,019,750
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (3.1%)
 165,000   Caterpillar, Inc........................  $  8,621,250
 195,000   Deere & Co..............................     8,513,700
                                                     ------------
                                                       17,134,950
                                                     ------------
           Total Common Stocks
            (COST $490,908,075)....................   544,274,930
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           Short-Term Investment (0.8%)
           Repurchase Agreement
$  4,369   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $4,369,421) (a)
            (COST $4,369,000)......................  $  4,369,000
                                                     ------------

  Total Investments
   (COST $495,277,075) (b)................    99.7%  548,643,930
  Other Assets in Excess of Liabilities...     0.3     1,695,738
                                            ------  ------------
  Net Assets..............................   100.0% $550,339,668
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 ARS  AMERICAN REGISTERED SHARES.
 (a)  COLLATERIALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $78,054,286 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $24,687,431, RESULTING IN NET UNREALIZED APPRECIATION OF $53,366,855.

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (98.6%)
           ADVERTISING/MARKETING SERVICES (0.3%)
   8,000   Interpublic Group of Companies, Inc.....  $    236,320
   4,000   Omnicom Group, Inc......................       357,400
                                                     ------------
                                                          593,720
                                                     ------------
           AEROSPACE & DEFENSE (1.8%)
   9,400   Boeing Co...............................       364,532
   6,400   General Dynamics Corp...................       509,696
  11,700   Goodrich Corp...........................       311,454
  16,800   Lockheed Martin Corp....................       784,056
   6,300   Northrop Grumman Corp...................       635,103
  16,100   Raytheon Co.............................       522,767
  13,000   Rockwell Collins, Inc...................       253,500
                                                     ------------
                                                        3,381,108
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
  32,193   Archer-Daniels-Midland Co...............       461,970
                                                     ------------
           AIR FREIGHT/COURIERS (0.2%)
   8,700   FedEx Corp.*............................       451,356
                                                     ------------
           AIRLINES (0.6%)
  10,100   AMR Corp................................       223,917
   7,800   Delta Air Lines, Inc....................       228,228
  29,925   Southwest Airlines Co...................       553,014
  22,000   US Airways Group Inc.*..................       139,480
                                                     ------------
                                                        1,144,639
                                                     ------------
           ALUMINUM (0.5%)
  11,200   Alcan Inc. (Canada).....................       402,416
  16,000   Alcoa, Inc..............................       568,800
                                                     ------------
                                                          971,216
                                                     ------------
           APPAREL/FOOTWEAR (1.2%)
   6,000   Cintas Corp.............................       290,340
   4,000   Jones Apparel Group, Inc.*..............       132,680
   8,600   Liz Claiborne, Inc......................       427,850
   8,300   Nike, Inc. (Class B)....................       466,792

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  20,000   Reebok International Ltd.*..............  $    530,000
  12,000   VF Corp.................................       468,120
                                                     ------------
                                                        2,315,782
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.7%)
  16,000   Gap, Inc. (The).........................       223,040
  18,900   Limited, Inc. (The).....................       278,208
  12,900   Nordstrom, Inc..........................       260,967
  16,900   TJX Companies, Inc. (The)...............       673,634
                                                     ------------
                                                        1,435,849
                                                     ------------
           AUTO PARTS: O.E.M. (1.0%)
  15,000   Dana Corp...............................       208,200
  21,200   Delphi Automotive Systems Corp..........       289,592
   4,500   Eaton Corp..............................       334,845
   5,700   Johnson Controls, Inc...................       460,275
   8,000   TRW Inc.................................       296,320
  18,000   Visteon Corp............................       270,720
                                                     ------------
                                                        1,859,952
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.4%)
  24,100   Cooper Tire & Rubber Co.................       384,636
  13,400   Goodyear Tire & Rubber Co. (The)........       319,054
                                                     ------------
                                                          703,690
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.6%)
  10,800   Anheuser-Busch Companies, Inc...........       488,268
   5,900   Brown-Forman Corp. (Class B)............       369,340
   7,100   Coors (Adolph) Co. (Class B)............       379,140
                                                     ------------
                                                        1,236,748
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.8%)
   6,600   Coca-Cola Co............................       311,190
  16,900   Coca-Cola Enterprises Inc...............       320,086

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  12,000   Pepsi Bottling Group, Inc. (The)........  $    282,000
  12,200   PepsiCo, Inc............................       594,018
                                                     ------------
                                                        1,507,294
                                                     ------------
           BIOTECHNOLOGY (0.7%)
   6,200   Amgen Inc.*.............................       349,928
   6,000   Biogen, Inc.*...........................       344,100
   5,000   Chiron Corp.*...........................       219,200
   2,000   Genzyme Corp. (General Division)*.......       119,720
   5,000   Immunex Corp.*..........................       138,550
   5,000   MedImmune, Inc.*........................       231,750
                                                     ------------
                                                        1,403,248
                                                     ------------
           BROADCASTING (0.2%)
   4,800   Clear Channel Communications, Inc.*.....       244,368
   5,000   Univision Communications, Inc. (Class
            A)*....................................       202,300
                                                     ------------
                                                          446,668
                                                     ------------
           BUILDING PRODUCTS (0.2%)
  14,500   Masco Corp..............................       355,250
                                                     ------------
           CABLE/SATELLITE TV (0.1%)
   7,500   Comcast Corp. (Class A Special)*........       270,000
                                                     ------------
           CASINO/GAMING (0.3%)
  16,200   Harrah's Entertainment, Inc.*...........       599,562
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  18,000   Dow Chemical Co. (The)..................       608,040
   6,000   Du Pont (E.I.) de Nemours & Co., Inc....       255,060
   7,900   Eastman Chemical Co.....................       308,258
  29,000   Hercules Inc.*..........................       290,000
   9,700   Rohm & Haas Co..........................       335,911
                                                     ------------
                                                        1,797,269
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CHEMICALS: SPECIALTY (1.4%)
  10,800   Air Products & Chemicals, Inc...........  $    506,628
  18,200   Engelhard Corp..........................       503,776
   6,800   FMC Corp.*..............................       404,600
   9,500   Great Lakes Chemical Corp...............       230,660
   8,800   Praxair, Inc............................       486,200
  13,200   Sigma-Aldrich Corp......................       520,212
                                                     ------------
                                                        2,652,076
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.5%)
  11,900   Deluxe Corp.............................       494,802
  14,600   Donnelley (R.R.) & Sons Co..............       433,474
                                                     ------------
                                                          928,276
                                                     ------------
           COMPUTER COMMUNICATIONS (0.3%)
  24,000   Avaya Inc.*.............................       291,600
  12,000   Cisco Systems, Inc.*....................       217,320
                                                     ------------
                                                          508,920
                                                     ------------
           COMPUTER PERIPHERALS (0.5%)
  15,000   EMC Corp.*..............................       201,600
   4,000   Lexmark International, Inc.*............       236,000
  14,000   Network Appliance, Inc.*................       306,180
   7,000   QLogic Corp.*...........................       311,570
                                                     ------------
                                                        1,055,350
                                                     ------------
           COMPUTER PROCESSING HARDWARE (1.1%)
  11,000   Apple Computer, Inc.*...................       240,900
  22,000   Compaq Computer Corp....................       214,720
   7,300   Dell Computer Corp.*....................       198,414
  20,000   Gateway, Inc.*..........................       160,800
  12,000   Hewlett-Packard Co......................       246,480
   3,300   International Business Machines Corp....       399,168
   8,000   NCR Corp.*..............................       294,880
   8,899   Palm, Inc.*.............................        34,528
  21,000   Sun Microsystems, Inc.*.................       259,140
                                                     ------------
                                                        2,049,030
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.2%)
   8,500   Vulcan Materials Co.....................  $    407,490
                                                     ------------
           CONSUMER SUNDRIES (0.1%)
  17,300   American Greetings Corp. (Class A)......       238,394
                                                     ------------
           CONTAINERS/ PACKAGING (1.2%)
   9,400   Ball Corp...............................       664,580
   9,600   Bemis Company, Inc......................       472,128
  34,500   Pactiv Corp.*...........................       612,375
   6,900   Sealed Air Corp.*.......................       281,658
   6,200   Temple-Inland, Inc......................       351,726
                                                     ------------
                                                        2,382,467
                                                     ------------
           CONTRACT DRILLING (0.6%)
   6,200   Nabors Industries, Inc.*................       212,846
  10,000   Noble Drilling Corp.*...................       340,400
  17,000   Rowan Companies, Inc.*..................       329,290
   6,500   Transocean Sedco Forex Inc..............       219,830
                                                     ------------
                                                        1,102,366
                                                     ------------
           DATA PROCESSING SERVICES (1.1%)
   8,100   Automatic Data Processing, Inc..........       477,090
  10,000   Concord EFS, Inc.*......................       327,800
   8,300   First Data Corp.........................       651,135
   8,250   Fiserv, Inc.*...........................       349,140
  10,050   Paychex, Inc............................       352,152
                                                     ------------
                                                        2,157,317
                                                     ------------
           DEPARTMENT STORES (1.5%)
  20,900   Dillard's, Inc. (Class A)...............       334,400
  12,000   Federated Department Stores, Inc.*......       490,800
   8,800   Kohl's Corp.*...........................       619,872
  10,800   May Department Stores Co................       399,384
  20,600   Penney (J.C.) Co., Inc..................       554,140
  10,500   Sears, Roebuck & Co.....................       500,220
                                                     ------------
                                                        2,898,816
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           DISCOUNT STORES (1.1%)
  27,000   Big Lots, Inc.*.........................  $    280,800
   8,400   Costco Wholesale Corp.*.................       372,792
  17,500   Dollar General Corp.....................       260,750
   7,000   Family Dollar Stores, Inc...............       209,860
  39,600   Kmart Corp.*............................       216,216
  11,600   Target Corp.............................       476,180
   6,300   Wal-Mart Stores, Inc....................       362,565
                                                     ------------
                                                        2,179,163
                                                     ------------
           DRUGSTORE CHAINS (0.4%)
  10,100   CVS Corp................................       298,960
  13,200   Walgreen Co.............................       444,312
                                                     ------------
                                                          743,272
                                                     ------------
           ELECTRIC UTILITIES (6.3%)
   9,100   AES Corp. (The)*........................       148,785
   9,000   Allegheny Energy, Inc...................       325,980
   9,700   Ameren Corp.............................       410,310
  13,000   American Electric Power Co., Inc........       565,890
   6,000   Calpine Corp.*..........................       100,740
  14,300   Cinergy Corp............................       478,049
  15,800   CMS Energy Corp.........................       379,674
  10,300   Consolidated Edison, Inc................       415,708
  12,000   Constellation Energy Group, Inc.........       318,600
   8,000   Dominion Resources, Inc.................       480,800
   9,900   DTE Energy Co...........................       415,206
  12,600   Duke Energy Corp........................       494,676
  22,000   Edison International....................       332,200
  15,000   Entergy Corp............................       586,650
   9,000   Exelon Corp.............................       430,920
  21,799   FirstEnergy Corp........................       762,529
   7,500   FPL Group, Inc..........................       423,000
  13,000   Mirant Corp.*...........................       208,260
  23,400   Niagara Mohawk Holdings Inc.*...........       414,882
  25,000   PG&E Corp.*.............................       481,000
  11,200   Pinnacle West Capital Corp..............       468,720
  10,000   PPL Corp................................       348,500
  15,000   Progress Energy, Inc....................       675,450

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,700   Public Service Enterprise Group, Inc....  $    451,433
  13,500   Reliant Energy, Inc.....................       358,020
  13,600   Southern Co. (The)......................       344,760
   6,100   TECO Energy, Inc........................       160,064
   9,900   TXU Corp................................       466,785
  24,000   Xcel Energy, Inc........................       665,760
                                                     ------------
                                                       12,113,351
                                                     ------------
           ELECTRICAL PRODUCTS (0.8%)
  20,000   American Power Conversion Corp.*........       289,200
   8,800   Cooper Industries, Inc..................       307,296
   6,400   Emerson Electric Co.....................       365,440
   7,000   Molex Inc...............................       216,650
  16,000   Power-One, Inc.*........................       166,560
  13,800   Thomas & Betts Corp.....................       291,870
                                                     ------------
                                                        1,637,016
                                                     ------------
           ELECTRONIC COMPONENTS (0.5%)
  15,000   Jabil Circuit, Inc.*....................       340,800
  15,000   Sanmina-SCI Corp.*......................       298,500
  22,000   Solectron Corp.*........................       248,160
                                                     ------------
                                                          887,460
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.5%)
   9,000   Agilent Technologies, Inc.*.............       256,590
  40,000   JDS Uniphase Corp.*.....................       349,200
  12,000   PerkinElmer, Inc........................       420,240
  17,000   Rockwell International Corp.............       303,620
  19,000   Symbol Technologies, Inc................       301,720
  15,000   Tektronix, Inc.*........................       386,700
  19,000   Thermo Electron Corp.*..................       453,340
  34,000   Xerox Corp..............................       354,280
                                                     ------------
                                                        2,825,690
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
   6,000   Applied Materials, Inc.*................       240,600
   6,200   KLA-Tencor Corp.*.......................       307,272

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,000   Novellus Systems, Inc.*.................  $    197,250
   7,000   Teradyne, Inc.*.........................       210,980
                                                     ------------
                                                          956,102
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.6%)
   5,400   Best Buy Co., Inc.*.....................       402,192
  18,000   Circuit City Stores, Inc. - Circuit City
            Group..................................       467,100
   8,200   RadioShack Corp.........................       246,820
                                                     ------------
                                                        1,116,112
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.4%)
   9,600   Maytag Corp.............................       297,888
   6,600   Whirlpool Corp..........................       483,978
                                                     ------------
                                                          781,866
                                                     ------------
           ENERGY (0.4%)
   8,420   ChevronTexaco Corp......................       754,516
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New).......................       377,740
                                                     ------------
           ENVIRONMENTAL SERVICES (0.6%)
  37,000   Allied Waste Industries, Inc.*..........       520,220
  21,200   Waste Management, Inc...................       676,492
                                                     ------------
                                                        1,196,712
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.9%)
   8,100   Capital One Financial Corp..............       436,995
  12,500   Countrywide Credit Industries, Inc......       512,125
   5,600   Fannie Mae..............................       445,200
   6,700   Freddie Mac.............................       438,180
   8,800   Household International, Inc............       509,872
  14,100   MBNA Corp...............................       496,320
   8,200   Providian Financial Corp................        29,110
  13,700   Ryder System, Inc.......................       303,455
   5,200   USA Education Inc.......................       436,904
                                                     ------------
                                                        3,608,161
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCIAL CONGLOMERATES (1.1%)
   7,700   American Express Co.....................  $    274,813
  11,000   Citigroup, Inc..........................       555,280
  22,100   Conseco, Inc.*..........................        98,566
   6,000   Hancock (John) Financial Services ,
            Inc....................................       247,800
  13,000   J.P. Morgan Chase & Co..................       472,550
   7,800   State Street Corp.......................       407,550
                                                     ------------
                                                        2,056,559
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.6%)
  14,100   Equifax, Inc............................       340,515
   6,900   McGraw-Hill Companies, Inc. (The).......       420,762
  10,900   Moody's Corp............................       434,474
                                                     ------------
                                                        1,195,751
                                                     ------------
           FOOD DISTRIBUTORS (0.5%)
  18,400   Supervalu, Inc..........................       407,008
  22,400   SYSCO Corp..............................       587,328
                                                     ------------
                                                          994,336
                                                     ------------
           FOOD RETAIL (0.7%)
  10,500   Albertson's, Inc........................       330,645
  18,900   Kroger Co.*.............................       394,443
   9,600   Safeway Inc.*...........................       400,800
  19,000   Winn-Dixie Stores, Inc..................       270,750
                                                     ------------
                                                        1,396,638
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.2%)
  10,300   Campbell Soup Co........................       307,661
   9,500   General Mills, Inc......................       494,095
   9,300   Heinz (H.J.) Co.........................       382,416
  12,400   Kellogg Co..............................       373,240
  17,000   Sara Lee Corp...........................       377,910
   6,500   Unilever N.V. (Netherlands).............       374,465
                                                     ------------
                                                        2,309,787
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MEAT/FISH/ DAIRY (0.2%)
  18,700   ConAgra Foods Inc.......................  $    444,499
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.5%)
   6,900   Hershey Foods Corp......................       467,130
   9,000   Wrigley (Wm.) Jr. Co....................       462,330
                                                     ------------
                                                          929,460
                                                     ------------
           FOREST PRODUCTS (0.3%)
  24,800   Louisiana-Pacific Corp..................       209,312
   6,200   Weyerhaeuser Co.........................       335,296
                                                     ------------
                                                          544,608
                                                     ------------
           GAS DISTRIBUTORS (1.2%)
   6,000   Dynegy, Inc. (Class A)..................       153,000
   8,000   KeySpan Corp............................       277,200
   5,000   Kinder Morgan, Inc......................       278,450
   9,800   Nicor Inc...............................       408,072
  14,000   NiSource Inc............................       322,840
  10,900   Peoples Energy Corp.....................       413,437
  17,400   Sempra Energy...........................       427,170
                                                     ------------
                                                        2,280,169
                                                     ------------
           HOME BUILDING (1.1%)
  13,700   Centex Corp.............................       782,133
  17,000   KB HOME.................................       681,700
  15,000   Pulte Homes, Inc........................       670,050
                                                     ------------
                                                        2,133,883
                                                     ------------
           HOME FURNISHINGS (0.6%)
  17,200   Leggett & Platt, Inc....................       395,600
  12,500   Newell Rubbermaid, Inc..................       344,625
  20,500   Tupperware Corp.........................       394,625
                                                     ------------
                                                        1,134,850
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.5%)
   6,300   Home Depot, Inc. (The)..................       321,363
  13,600   Lowe's Companies, Inc...................       631,176
                                                     ------------
                                                          952,539
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           HOSPITAL/NURSING MANAGEMENT (1.0%)
  11,100   HCA Inc.................................  $    427,794
  14,000   Health Management Associates, Inc.
            (Class A)*.............................       257,600
  22,000   Manor Care, Inc.*.......................       521,620
  12,000   Tenet Healthcare Corp.*.................       704,640
                                                     ------------
                                                        1,911,654
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.8%)
  14,400   Carnival Corp...........................       404,352
  39,600   Hilton Hotels Corp......................       432,432
  10,500   Marriott International, Inc. (Class
            A).....................................       426,825
   8,000   Starwood Hotels & Resorts Worldwide,
            Inc....................................       238,800
                                                     ------------
                                                        1,502,409
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
  13,000   Alberto-Culver Co. (Class B)............       581,620
  11,900   Avon Products, Inc......................       553,350
   9,100   Clorox Co...............................       359,905
   6,700   Colgate-Palmolive Co....................       386,925
   9,100   Gillette Co.............................       303,940
   9,300   International Flavors & Fragrances,
            Inc....................................       276,303
   6,300   Kimberly-Clark Corp.....................       376,740
   5,400   Procter & Gamble Co. (The)..............       427,302
                                                     ------------
                                                        3,266,085
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.6%)
   8,100   General Electric Co.....................       324,648
   8,300   Honeywell International, Inc............       280,706
   6,000   Ingersoll-Rand Co.......................       250,860
  10,100   ITT Industries, Inc.....................       510,050
   4,300   Minnesota Mining & Manufacturing Co.....       508,303
   5,200   Textron, Inc............................       215,592

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  11,000   Tyco International Ltd. (Bermuda).......  $    647,900
   6,200   United Technologies Corp................       400,706
                                                     ------------
                                                        3,138,765
                                                     ------------
           INDUSTRIAL MACHINERY (0.7%)
   5,000   Illinois Tool Works Inc.................       338,600
  40,900   McDermott International, Inc.*..........       501,843
   9,100   Parker-Hannifin Corp....................       417,781
                                                     ------------
                                                        1,258,224
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.8%)
  10,300   Ecolab, Inc.............................       414,575
   6,900   Millipore Corp..........................       418,830
   6,200   PPG Industries, Inc.....................       320,664
  16,500   Sherwin-Williams Co.....................       453,750
                                                     ------------
                                                        1,607,819
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
  18,000   Citrix Systems, Inc.*...................       407,880
   8,000   Computer Sciences Corp.*................       391,840
   7,000   Electronic Data Systems Corp............       479,850
  14,000   PeopleSoft, Inc.*.......................       562,800
  10,000   Sapient Corp.*..........................        77,200
  27,000   Unisys Corp.*...........................       338,580
                                                     ------------
                                                        2,258,150
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  10,500   AON Corp................................       372,960
   3,800   Marsh & McLennan Companies, Inc.........       408,310
                                                     ------------
                                                          781,270
                                                     ------------
           INTEGRATED OIL (1.3%)
   6,200   Amerada Hess Corp.......................       387,500
  14,200   Conoco Inc..............................       401,860
  10,200   Exxon Mobil Corp........................       400,860
  17,000   Phillips Petroleum Co...................     1,024,420

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                                       90

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................  $    294,120
                                                     ------------
                                                        2,508,760
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.3%)
  14,000   Siebel Systems, Inc.*...................       391,720
  10,000   Yahoo! Inc.*............................       177,400
                                                     ------------
                                                          569,120
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.0%)
   8,820   Bear Stearns Companies, Inc. (The)......       517,205
   8,200   Lehman Brothers Holdings, Inc...........       547,760
   7,400   Merrill Lynch & Co., Inc................       385,688
   4,600   Morgan Stanley Dean Witter & Co.........       257,324
  17,000   Schwab (Charles) Corp...................       262,990
                                                     ------------
                                                        1,970,967
                                                     ------------
           INVESTMENT MANAGERS (0.5%)
  10,500   Franklin Resources, Inc.................       370,335
   8,800   Price (T.) Rowe Group, Inc..............       305,624
   9,400   Stilwell Financial, Inc.................       255,868
                                                     ------------
                                                          931,827
                                                     ------------
           LIFE/HEALTH INSURANCE (1.3%)
  15,000   AFLAC, Inc..............................       368,400
   7,650   Jefferson-Pilot Corp....................       353,966
   9,800   Lincoln National Corp...................       475,986
   8,000   MetLife, Inc............................       253,440
  12,800   Torchmark Corp..........................       503,424
  21,100   UnumProvident Corp......................       559,361
                                                     ------------
                                                        2,514,577
                                                     ------------
           MAJOR BANKS (3.4%)
   6,400   Bank of America Corp....................       402,880
  10,000   Bank of New York Co., Inc...............       408,000
  10,600   Bank One Corp...........................       413,930

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  11,500   BB&T Corp...............................  $    415,265
   7,000   Comerica, Inc...........................       401,100
  17,000   FleetBoston Financial Corp..............       620,500
  18,260   Huntington Bancshares, Inc..............       313,889
  16,000   KeyCorp.................................       389,440
   9,600   Mellon Financial Corp...................       361,152
  15,400   National City Corp......................       450,296
   7,200   PNC Financial Services Group, Inc.......       404,640
  24,200   SouthTrust Corp.........................       597,014
   5,600   SunTrust Banks, Inc.....................       351,120
  19,500   Wachovia Corp...........................       611,520
   9,900   Wells Fargo & Co........................       430,155
                                                     ------------
                                                        6,570,901
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.2%)
   4,900   ALLTEL Corp.............................       302,477
  13,005   AT&T Corp...............................       235,911
   8,000   BellSouth Corp..........................       305,200
   8,300   SBC Communications, Inc.................       325,111
  13,000   Sprint Corp. (FON Group)................       261,040
  12,566   Verizon Communications Inc..............       596,382
  22,000   WorldCom, Inc. - WorldCom Group*........       309,760
                                                     ------------
                                                        2,335,881
                                                     ------------
           MANAGED HEALTH CARE (1.4%)
  11,000   Aetna Inc...............................       362,890
   4,500   CIGNA Corp..............................       416,925
  43,100   Humana, Inc.*...........................       508,149
  10,400   UnitedHealth Group Inc..................       736,008
   5,400   Wellpoint Health Networks, Inc.*........       630,990
                                                     ------------
                                                        2,654,962
                                                     ------------
           MEDIA CONGLOMERATES (0.5%)
  11,150   AOL Time Warner Inc.*...................       357,915
  13,000   Disney (Walt) Co. (The).................       269,360

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,295   Viacom, Inc. (Class B) (Non-Voting)*....  $    277,924
                                                     ------------
                                                          905,199
                                                     ------------
           MEDICAL DISTRIBUTORS (0.8%)
   5,000   Amerisource Bergen Corp.................       317,750
   9,000   Cardinal Health, Inc....................       581,940
  15,100   McKesson HBOC, Inc......................       564,740
                                                     ------------
                                                        1,464,430
                                                     ------------
           MEDICAL SPECIALTIES (2.9%)
  12,400   Applera Corp. - Applied Biosystems
            Group..................................       486,948
   7,400   Bard (C.R.), Inc........................       477,300
   8,000   Bausch & Lomb, Inc......................       301,280
  11,600   Baxter International, Inc...............       622,108
  12,700   Becton, Dickinson & Co..................       421,005
  19,500   Biomet, Inc.............................       602,550
  17,000   Boston Scientific Corp.*................       410,040
   9,000   Guidant Corp.*..........................       448,200
   7,100   Medtronic, Inc..........................       363,591
  17,300   Pall Corp...............................       416,238
   9,000   St. Jude Medical, Inc.*.................       698,850
   5,000   Stryker Corp............................       291,850
     580   Zimmer Holdings, Inc.*..................        17,713
                                                     ------------
                                                        5,557,673
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.5%)
  12,000   Convergys Corp.*........................       449,880
  12,000   Sabre Holdings Corp.*...................       508,200
                                                     ------------
                                                          958,080
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.6%)
  17,600   Crane Co................................       451,264
   7,000   Danaher Corp............................       422,170
   9,200   Dover Corp..............................       341,044
                                                     ------------
                                                        1,214,478
                                                     ------------
           MOTOR VEHICLES (0.5%)
  15,500   Ford Motor Co...........................       243,660

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,600   General Motors Corp.....................  $    272,160
   7,400   Harley-Davidson, Inc....................       401,894
                                                     ------------
                                                          917,714
                                                     ------------
           MULTI-LINE INSURANCE (1.2%)
  11,387   American International Group, Inc.......       904,128
   7,500   Hartford Financial Services Group, Inc.
            (The)..................................       471,225
  10,000   Loews Corp..............................       553,800
  13,600   Safeco Corp.............................       423,640
                                                     ------------
                                                        2,352,793
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.3%)
   6,100   Avery Dennison Corp.....................       344,833
   7,100   Pitney Bowes, Inc.......................       267,031
                                                     ------------
                                                          611,864
                                                     ------------
           OIL & GAS PIPELINES (0.4%)
  14,000   El Paso Corp............................       624,540
   9,000   Williams Companies, Inc. (The)..........       229,680
                                                     ------------
                                                          854,220
                                                     ------------
           OIL & GAS PRODUCTION (1.6%)
   6,500   Anardarko Petroleum Corp................       369,525
   8,030   Apache Corp.............................       400,536
  10,100   Burlington Resources, Inc...............       379,154
   8,500   Devon Energy Corp.......................       328,525
   8,000   EOG Resources, Inc......................       312,880
   7,100   Kerr-McGee Corp.........................       389,080
  17,800   Occidental Petroleum Corp...............       472,234
  11,000   Unocal Corp.............................       396,770
                                                     ------------
                                                        3,048,704
                                                     ------------
           OIL REFINING/ MARKETING (0.7%)
   9,700   Ashland, Inc............................       446,976
  12,900   Marathon Oil Corp.......................       387,000
  13,400   Sunoco, Inc.............................       500,356
                                                     ------------
                                                        1,334,332
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OILFIELD SERVICES/ EQUIPMENT (0.5%)
  14,600   Baker Hughes Inc........................  $    532,462
  16,000   Halliburton Co..........................       209,600
   5,100   Schlumberger, Ltd.......................       280,245
                                                     ------------
                                                        1,022,307
                                                     ------------
           OTHER CONSUMER SERVICES (0.6%)
  17,000   Block (H.&R.), Inc......................       759,900
  21,000   Cendant Corp.*..........................       411,810
                                                     ------------
                                                        1,171,710
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.2%)
  12,000   Fortune Brands, Inc.....................       475,080
                                                     ------------
           OTHER METALS/ MINERALS (0.3%)
  18,200   Inco Ltd. (Canada)*.....................       308,308
   7,400   Phelps Dodge Corp.......................       239,760
                                                     ------------
                                                          548,068
                                                     ------------
           PACKAGED SOFTWARE (1.8%)
   8,700   Adobe Systems, Inc......................       270,135
  12,000   Autodesk, Inc...........................       447,240
  18,000   BMC Software, Inc.*.....................       294,660
  11,500   Computer Associates International,
            Inc....................................       396,635
  27,200   Compuware Corp.*........................       320,688
   6,000   Intuit Inc.*............................       256,560
   8,000   Mercury Interactive Corp.*..............       271,840
   5,000   Microsoft Corp.*........................       331,350
  13,000   Novell, Inc.*...........................        59,670
  16,000   Oracle Corp.*...........................       220,960
  36,000   Parametric Technology Corp.*............       281,160
   6,500   VERITAS Software Corp.*.................       291,330
                                                     ------------
                                                        3,442,228
                                                     ------------
           PERSONNEL SERVICES (0.2%)
  10,000   Robert Half International, Inc.*........       267,000
   5,000   TMP Worldwide, Inc.*....................       214,500
                                                     ------------
                                                          481,500
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.1%)
   8,600   Watson Pharmaceuticals, Inc.*...........  $    269,954
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.0%)
   9,000   Abbott Laboratories.....................       501,750
   7,000   American Home Products Corp.............       429,520
   5,800   Bristol-Myers Squibb Co.................       295,800
  12,000   Johnson & Johnson.......................       709,200
   4,900   Lilly (Eli) & Co........................       384,846
   4,900   Merck & Co., Inc........................       288,120
  15,000   Pfizer, Inc.............................       597,750
   7,792   Pharmacia Corp..........................       332,329
   8,600   Schering-Plough Corp....................       307,966
                                                     ------------
                                                        3,847,281
                                                     ------------
           PHARMACEUTICALS: OTHER (0.6%)
   7,400   Allergan, Inc...........................       555,370
   4,000   Forest Laboratories, Inc.*..............       327,800
   6,000   King Pharmaceuticals, Inc.*.............       252,780
                                                     ------------
                                                        1,135,950
                                                     ------------
           PRECIOUS METALS (0.9%)
  44,552   Barrick Gold Corp. (Canada).............       710,604
  28,800   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................       385,632
  17,400   Newmont Mining Corp.....................       332,514
  35,800   Placer Dome Inc. (Canada)...............       390,578
                                                     ------------
                                                        1,819,328
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.2%)
  13,800   Allstate Corp. (The)....................       465,060
   6,300   Chubb Corp. (The).......................       434,700
   9,900   Cincinnati Financial Corp...............       377,685
   4,300   Progressive Corp. (The).................       641,990
  10,800   St. Paul Companies, Inc.................       474,876
                                                     ------------
                                                        2,394,311
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PUBLISHING: BOOKS/ MAGAZINES (0.2%)
  11,300   Meredith Corp...........................  $    402,845
                                                     ------------
           PUBLISHING: NEWSPAPERS (0.9%)
   5,700   Dow Jones & Co., Inc....................       311,961
   4,800   Gannett Co., Inc........................       322,704
   6,100   Knight-Ridder, Inc......................       396,073
   8,900   New York Times Co. (The) (Class A)......       384,925
   8,000   Tribune Co..............................       299,440
                                                     ------------
                                                        1,715,103
                                                     ------------
           PULP & PAPER (1.3%)
  10,000   Boise Cascade Corp......................       340,100
  13,522   Georgia-Pacific Group...................       373,343
  12,821   International Paper Co..................       517,327
  11,000   Mead Corp...............................       339,790
  13,300   Westvaco Corp...........................       378,385
   9,200   Willamette Industries, Inc..............       479,504
                                                     ------------
                                                        2,428,449
                                                     ------------
           RAILROADS (0.8%)
  13,500   Burlington Northern Santa Fe Corp.......       385,155
  12,400   CSX Corp................................       434,620
  20,000   Norfolk Southern Corp...................       366,600
   7,800   Union Pacific Corp......................       444,600
                                                     ------------
                                                        1,630,975
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.3%)
  10,000   Equity Office Properties Trust..........       300,800
   8,000   Equity Residential Properties Trust.....       229,680
                                                     ------------
                                                          530,480
                                                     ------------
           RECREATIONAL PRODUCTS (0.9%)
  15,600   Brunswick Corp..........................       339,456
   7,000   Eastman Kodak Co........................       206,010
  26,000   Hasbro, Inc.............................       421,980

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,000   International Game Technology*..........  $    273,200
  28,400   Mattel, Inc.............................       488,480
                                                     ------------
                                                        1,729,126
                                                     ------------
           REGIONAL BANKS (1.8%)
  19,600   AmSouth Bancorporation..................       370,440
  10,000   Fifth Third Bancorp.....................       615,800
   6,100   Northern Trust Corp.....................       367,342
  13,600   Regions Financial Corp..................       408,544
  17,800   Synovus Financial Corp..................       445,890
  28,000   U.S. Bancorp............................       586,040
  10,000   Union Planters Corp.....................       451,300
   5,400   Zions Bancorporation....................       283,932
                                                     ------------
                                                        3,529,288
                                                     ------------
           RESTAURANTS (1.2%)
  19,600   Darden Restaurants, Inc.................       693,840
   9,100   McDonald's Corp.........................       240,877
  17,000   Starbucks Corp.*........................       323,850
  11,000   Tricon Global Restaurants, Inc.*........       541,200
  16,100   Wendy's International, Inc..............       469,637
                                                     ------------
                                                        2,269,404
                                                     ------------
           SAVINGS BANKS (0.7%)
   9,450   Charter One Financial, Inc..............       256,568
   7,000   Golden West Financial Corp..............       411,950
  18,150   Washington Mutual, Inc..................       593,505
                                                     ------------
                                                        1,262,023
                                                     ------------
           SEMICONDUCTORS (2.0%)
  16,000   Advanced Micro Devices, Inc.*...........       253,760
   9,000   Altera Corp.*...........................       190,980
   4,600   Analog Devices, Inc.*...................       204,194
  17,000   Applied Micro Circuits Corp.*...........       192,440
   5,000   Broadcom Corp. (Class A)*...............       204,900
  14,000   Conexant Systems, Inc.*.................       201,040
  10,000   Intel Corp..............................       314,500
   6,000   Linear Technology Corp..................       234,240
  14,000   LSI Logic Corp.*........................       220,920

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,000   Maxim Integrated Products, Inc.*........  $    315,060
   4,600   Micron Technology, Inc.*................       142,600
  10,000   National Semiconductor Corp.*...........       307,900
   9,000   PMC - Sierra, Inc.*.....................       191,340
   9,000   Texas Instruments, Inc..................       252,000
  17,000   Vitesse Semiconductor Corp.*............       211,820
   8,000   Xilinx, Inc.*...........................       312,400
                                                     ------------
                                                        3,750,094
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.7%)
  40,000   Healthsouth Corp.*......................       592,800
  16,600   IMS Health Inc..........................       323,866
  21,400   Quintiles Transnational Corp.*..........       344,112
                                                     ------------
                                                        1,260,778
                                                     ------------
           SPECIALTY INSURANCE (0.7%)
   5,000   Ambac Financial Group, Inc..............       289,300
  10,200   MBIA, Inc...............................       547,026
   7,100   MGIC Investment Corp....................       438,212
                                                     ------------
                                                        1,274,538
                                                     ------------
           SPECIALTY STORES (1.7%)
  12,000   AutoZone, Inc.*.........................       861,600
  20,000   Bed Bath & Beyond Inc.*.................       678,000
  40,000   Office Depot, Inc.*.....................       741,600
  20,600   Staples, Inc.*..........................       385,220
   6,000   Tiffany & Co............................       188,820
  23,300   Toys 'R' Us, Inc.*......................       483,242
                                                     ------------
                                                        3,338,482
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (0.3%)
   9,800   CenturyTel, Inc.........................       321,440
  20,000   Citizens Communications Co.*............       213,200
   8,300   Qwest Communications International,
            Inc....................................       117,279
                                                     ------------
                                                          651,919
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           STEEL (0.7%)
  16,600   Allegheny Technologies Inc..............  $    278,050
   7,900   Nucor Corp..............................       418,384
  15,000   USX-U.S. Steel Group Inc................       271,650
  26,400   Worthington Industries, Inc.............       374,880
                                                     ------------
                                                        1,342,964
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.2%)
  38,000   ADC Telecommunications, Inc.*...........       174,800
  15,000   Andrew Corp.*...........................       328,350
   2,500   CIENA Corp.*............................        35,775
  10,000   Comverse Technology, Inc.*..............       223,700
  25,000   Corning Inc.............................       223,000
  15,600   Lucent Technologies Inc.................        98,124
  17,000   Motorola, Inc...........................       255,340
   6,000   Nortel Networks Corp. (Canada)..........        45,000
   5,000   QUALCOMM Inc.*..........................       252,500
  15,000   Scientific-Atlanta, Inc.................       359,100
  22,000   Tellabs, Inc.*..........................       330,660
                                                     ------------
                                                        2,326,349
                                                     ------------
           TOBACCO (0.7%)
  12,000   Philip Morris Companies, Inc............       550,200
  20,200   UST, Inc................................       707,000
                                                     ------------
                                                        1,257,200
                                                     ------------
           TOOLS/HARDWARE (0.7%)
   8,700   Black & Decker Corp.....................       328,251
  11,900   Snap-On, Inc............................       400,554
  12,600   Stanley Works (The).....................       586,782
                                                     ------------
                                                        1,315,587
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.1%)
   7,700   Caterpillar, Inc........................       402,325
   9,300   Cummins Inc.............................       358,422
  10,100   Deere & Co..............................       440,966

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,600   Navistar International Corp.*...........  $    339,700
   8,000   PACCAR, Inc.............................       524,960
                                                     ------------
                                                        2,066,373
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.5%)
  13,100   Genuine Parts Co........................       480,770
   9,000   Grainger (W.W.), Inc....................       432,000
                                                     ------------
                                                          912,770
                                                     ------------
           WIRELESS COMMUNICATIONS (0.3%)
  12,000   AT&T Wireless Services Inc.*............       172,440
  15,000   Nextel Communications, Inc. (Class
            A)*....................................       164,400
  12,000   Sprint Corp. (PCS Group)*...............       292,920
                                                     ------------
                                                          629,760
                                                     ------------
           Total Common Stocks
            (COST $149,087,811)....................   190,099,145
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           Short-Term Investment (1.8%)
           REPURCHASE AGREEMENT
 $ 3,537   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $3,537,341) (a)
            (COST $3,537,000)......................  $  3,537,000
                                                     ------------

  Total Investments
   (COST $152,624,811) (b)................   100.4%  193,636,145
  Liabilities in Excess of Other Assets...    (0.4)     (769,702)
                                            ------  ------------
  Net Assets..............................   100.0% $192,866,443
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $55,064,622 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $14,053,288, RESULTING IN NET UNREALIZED APPRECIATION OF $41,011,334.

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (98.3%)
           AEROSPACE & DEFENSE (3.1%)
   4,800   Alliant Techsystems, Inc.*..............  $    370,560
  20,820   General Dynamics Corp...................     1,658,105
  17,600   Raytheon Co.............................       571,472
                                                     ------------
                                                        2,600,137
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  13,050   Limited, Inc. (The).....................       192,096
   4,300   TJX Companies, Inc. (The)...............       171,398
                                                     ------------
                                                          363,494
                                                     ------------
           BEVERAGES: ALCOHOLIC (1.9%)
  36,529   Anheuser-Busch Companies, Inc...........     1,651,476
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.5%)
   8,226   Coca-Cola Co............................       387,856
                                                     ------------
           BIOTECHNOLOGY (2.9%)
  15,143   Amgen, Inc.*............................       854,671
   5,300   Celgene Corp.*..........................       169,176
   6,550   Gilead Sciences, Inc.*..................       430,466
   8,225   IDEC Pharmaceuticals Corp.*.............       566,949
   3,813   Invitrogen Corp.*.......................       236,139
   5,000   MedImmune, Inc.*........................       231,750
                                                     ------------
                                                        2,489,151
                                                     ------------
           CABLE/SATELLITE TV (1.4%)
  82,939   Liberty Media Corp. (Class A)*..........     1,161,146
                                                     ------------
           COMPUTER COMMUNICATIONS (2.4%)
   5,618   Brocade Communications Systems, Inc.*...       186,068
 100,300   Cisco Systems, Inc.*....................     1,816,433
                                                     ------------
                                                        2,002,501
                                                     ------------
           COMPUTER PERIPHERALS (0.3%)
  21,213   EMC Corp.*..............................       285,103
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (4.1%)
  38,627   Dell Computer Corp.*....................  $  1,049,882
  15,982   International Business Machines Corp....     1,933,183
  41,544   Sun Microsystems, Inc.*.................       512,653
                                                     ------------
                                                        3,495,718
                                                     ------------
           DATA PROCESSING SERVICES (1.8%)
   2,500   Affiliated Computer Services, Inc.
            (Class A)*.............................       265,325
  20,752   Concord EFS, Inc.*......................       680,251
   7,876   First Data Corp.........................       617,872
                                                     ------------
                                                        1,563,448
                                                     ------------
           DISCOUNT STORES (3.5%)
  10,680   BJ's Wholesale Club, Inc.*..............       470,988
  15,694   Costco Wholesale Corp.*.................       696,500
   7,821   Dollar Tree Stores, Inc.*...............       241,747
  27,220   Wal-Mart Stores, Inc....................     1,566,511
                                                     ------------
                                                        2,975,746
                                                     ------------
           DRUGSTORE CHAINS (0.3%)
   7,100   Walgreen Co.............................       238,986
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
   7,803   Applied Materials, Inc.*................       312,900
                                                     ------------
           FINANCE/RENTAL/ LEASING (4.5%)
   7,718   Capital One Financial Corp..............       416,386
  51,463   Freddie Mac.............................     3,365,680
                                                     ------------
                                                        3,782,066
                                                     ------------
           FINANCIAL CONGLOMERATES (3.1%)
  51,790   Citigroup, Inc..........................     2,614,359
                                                     ------------
           FOOD RETAIL (0.7%)
  14,693   Safeway Inc.*...........................       613,433
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (3.7%)
  38,643   Kraft Foods, Inc. (Class A).............  $  1,315,021
  37,020   PepsiCo, Inc............................     1,802,504
                                                     ------------
                                                        3,117,525
                                                     ------------
           HOME IMPROVEMENT CHAINS (2.9%)
  48,512   Home Depot, Inc. (The)..................     2,474,597
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.2%)
  25,825   HCA Inc.................................       995,295
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.3%)
   9,835   Colgate-Palmolive Co....................       567,971
   6,894   Procter & Gamble Co. (The)..............       545,522
                                                     ------------
                                                        1,113,493
                                                     ------------
           INDUSTRIAL CONGLOMERATES (12.4%)
  99,646   General Electric Co.....................     3,993,812
 109,518   Tyco International Ltd. (Bermuda).......     6,450,610
                                                     ------------
                                                       10,444,422
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.6%)
  12,000   PeopleSoft, Inc.*.......................       482,400
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.1%)
   1,700   VeriSign, Inc.*.........................        64,668
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.0%)
   9,150   Goldman Sachs Group, Inc. (The).........       848,663
                                                     ------------
           MAJOR BANKS (0.4%)
   8,400   Bank of New York Co., Inc...............       342,720
                                                     ------------
           MAJOR TELECOMMUNICATIONS (2.2%)
  23,069   SBC Communications, Inc.................       903,613
  14,142   Verizon Communications Inc..............       671,179

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  17,440   WorldCom, Inc.- WorldCom Group*.........  $    245,555
                                                     ------------
                                                        1,820,347
                                                     ------------
           MEDIA CONGLOMERATES (2.4%)
  47,721   AOL Time Warner, Inc.*..................     1,531,844
  11,700   Viacom, Inc. (Class B) (Non-Voting)*....       516,555
                                                     ------------
                                                        2,048,399
                                                     ------------
           MEDICAL DISTRIBUTORS (0.7%)
   6,000   Amerisource Bergen Corp.................       381,300
   3,584   Cardinal Health, Inc....................       231,741
                                                     ------------
                                                          613,041
                                                     ------------
           MEDICAL SPECIALTIES (1.8%)
   3,397   Applera Corp. - Applied Biosystems
            Group..................................       133,400
   7,600   Baxter International, Inc...............       407,588
  18,477   Medtronic, Inc..........................       946,207
                                                     ------------
                                                        1,487,195
                                                     ------------
           MULTI-LINE INSURANCE (2.2%)
  22,901   American International Group, Inc.......     1,818,339
                                                     ------------
           OIL & GAS PRODUCTION (0.4%)
   6,325   Anadarko Petroleum Corp.................       359,576
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  13,471   Baker Hughes Inc........................       491,287
                                                     ------------
           OTHER CONSUMER SERVICES (0.2%)
   5,000   Weight Watchers International, Inc.*....       169,100
                                                     ------------
           PACKAGED SOFTWARE (6.5%)
  15,734   Intuit, Inc.*...........................       672,786
  54,139   Microsoft Corp.*........................     3,587,792
  60,775   Oracle Corp.*...........................       839,303
   9,094   Veritas Software Corp.*.................       407,593
                                                     ------------
                                                        5,507,474
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (13.7%)
  11,545   Abbott Laboratories.....................  $    643,634
  30,870   American Home Products Corp.............     1,894,183
  15,986   Bristol-Myers Squibb Co.................       815,286
  26,012   Johnson & Johnson.......................     1,537,309
   5,669   Lilly (Eli) & Co........................       445,243
  23,086   Merck & Co., Inc........................     1,357,457
 102,636   Pfizer, Inc.............................     4,090,045
  14,835   Pharmacia Corp..........................       632,713
   5,293   Schering-Plough Corp....................       189,542
                                                     ------------
                                                       11,605,412
                                                     ------------
           RECREATIONAL PRODUCTS (0.4%)
   5,251   International Game Technology*..........       358,643
                                                     ------------
           REGIONAL BANKS (1.0%)
  14,050   Fifth Third Bancorp.....................       865,199
                                                     ------------
           SEMICONDUCTORS (5.9%)
  13,395   Altera Corp.*...........................       284,242
   8,150   Analog Devices, Inc.*...................       361,779
  99,849   Intel Corp..............................     3,140,251
  35,025   Texas Instruments, Inc..................       980,700
   6,100   Xilinx, Inc.*...........................       238,205
                                                     ------------
                                                        5,005,177
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (2.4%)
  18,201   Laboratory Corp. of America Holdings*...     1,471,551
   7,600   Quest Diagnostics Inc.*.................       544,996
                                                     ------------
                                                        2,016,547
                                                     ------------
           SPECIALTY STORES (0.3%)
   6,951   Tiffany & Co............................       218,748
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.9%)
  14,300   Motorola, Inc...........................       214,786
  11,300   QUALCOMM, Inc.*.........................       570,650
                                                     ------------
                                                          785,436
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           TOBACCO (0.9%)
  16,569   Philip Morris Companies, Inc............  $    759,689
                                                     ------------
           WIRELESS COMMUNICATIONS (0.9%)
  14,700   AT&T Wireless Services, Inc.*...........       211,239
  21,638   Sprint Corp. (PCS Group)*...............       528,184
                                                     ------------
                                                          739,423
                                                     ------------
           Total Common Stocks
            (COST $84,218,006).....................    83,090,335
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (1.9%)
           Repurchase Agreement
 $ 1,583   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $1,583,153) (a)
            (COST $1,583,000)......................     1,583,000
                                                     ------------

  Total Investments
   (COST $85,801,006) (b).................   100.2%   84,673,335
  Liabilities in Excess of Other Assets...    (0.2)     (193,787)
                                            ------  ------------
  Net Assets..............................   100.0% $ 84,479,548
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,758,645 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,886,316, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,127,671.

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (98.0%)
           ADVERTISING/MARKETING SERVICES (0.1%)
   5,700   Omnicom Group, Inc......................  $    509,295
                                                     ------------
           AEROSPACE & DEFENSE (3.0%)
  26,500   Alliant Techsystems, Inc.*..............     2,045,800
  32,000   EDO Corp................................       846,400
  18,600   L-3 Communications Holdings, Inc.*......     1,674,000
 100,300   Lockheed Martin Corp....................     4,681,001
   9,600   Northrop Grumman Corp...................       967,776
 102,000   Raytheon Co.............................     3,311,940
  50,900   Titan Corp. (The)*......................     1,269,955
                                                     ------------
                                                       14,796,872
                                                     ------------
           AIR FREIGHT/COURIERS (0.5%)
  50,500   FedEx Corp.*............................     2,619,940
                                                     ------------
           ALUMINUM (0.3%)
  41,800   Alcoa, Inc..............................     1,485,990
                                                     ------------
           APPAREL/FOOTWEAR (0.2%)
  13,700   Nike, Inc. (Class B)....................       770,488
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (1.1%)
  24,400   Chico's Fas, Inc.*......................       968,680
 124,030   Industria de Diseno Textil, S.A.
            (Spain)*...............................     2,365,238
  51,800   TJX Companies, Inc. (The)...............     2,064,748
                                                     ------------
                                                        5,398,666
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.6%)
  69,300   Anheuser-Busch Companies, Inc...........     3,133,053
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.3%)
  69,700   Coca-Cola Enterprises Inc...............     1,320,118
                                                     ------------
           BIOTECHNOLOGY (6.6%)
  41,700   Amgen Inc.*.............................     2,353,548
  20,200   Aviron*.................................     1,004,546
  58,700   Cephalon, Inc.*.........................     4,436,839
  44,400   Genentech, Inc.*........................     2,408,700

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  54,700   Genzyme Corp. (General Division)*.......  $  3,274,342
  36,200   Gilead Sciences, Inc.*..................     2,379,064
  91,600   IDEC Pharmaceuticals Corp.*.............     6,313,988
  19,400   InterMune Inc.*.........................       955,644
  60,500   MedImmune, Inc.*........................     2,804,175
  38,400   Myriad Genetics, Inc.*..................     2,021,376
  53,500   Neurocrine Biosciences, Inc.*...........     2,745,085
  53,600   NPS Pharmaceuticals, Inc.*..............     2,052,880
                                                     ------------
                                                       32,750,187
                                                     ------------
           BROADCASTING (1.1%)
  35,200   Clear Channel Communications, Inc.*.....     1,792,032
  26,400   Univision Communications, Inc. (Class
            A)*....................................     1,068,144
  93,800   USA Networks, Inc.*.....................     2,561,678
                                                     ------------
                                                        5,421,854
                                                     ------------
           CABLE/SATELLITE TV (1.0%)
  62,100   Comcast Corp. (Class A Special)*........     2,235,600
  70,200   Cox Communications, Inc. (Class A)*.....     2,942,082
                                                     ------------
                                                        5,177,682
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
  26,800   Dow Chemical Co. (The)..................       905,304
                                                     ------------
           CHEMICALS: SPECIALTY (0.5%)
  57,800   Georgia Gulf Corp.......................     1,069,300
  77,400   Olin Corp...............................     1,249,236
                                                     ------------
                                                        2,318,536
                                                     ------------
           COMPUTER COMMUNICATIONS (2.2%)
  72,500   Brocade Communications Systems, Inc.*...     2,401,200
 306,400   Cisco Systems, Inc.*....................     5,548,904
  63,500   Emulex Corp.*...........................     2,508,885
  18,300   McDATA Corp. (Class A)*.................       448,350
                                                     ------------
                                                       10,907,339
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER PERIPHERALS (1.0%)
  33,000   Advanced Digital Information Corp.*.....  $    529,320
  72,700   ATI Technologies Inc. (Canada)*.........       923,290
  53,100   EMC Corp.*..............................       713,664
  31,400   QLogic Corp.*...........................     1,397,614
  68,300   Storage Technology Corp.*...............     1,411,761
                                                     ------------
                                                        4,975,649
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.7%)
 105,400   Compaq Computer Corp....................     1,028,704
 176,500   Dell Computer Corp.*....................     4,797,270
  84,100   International Business Machines Corp....    10,172,736
 188,900   Sun Microsystems, Inc.*.................     2,331,026
                                                     ------------
                                                       18,329,736
                                                     ------------
           CONTAINERS/PACKAGING (0.2%)
  66,900   Pactiv Corp.*...........................     1,187,475
                                                     ------------
           CONTRACT DRILLING (0.8%)
  93,800   ENSCO International Inc.................     2,330,930
  56,300   GlobalSantaFe Corp......................     1,605,676
                                                     ------------
                                                        3,936,606
                                                     ------------
           DATA PROCESSING SERVICES (2.3%)
  43,300   BISYS Group, Inc. (The)*................     2,770,767
  31,600   Concord EFS, Inc.*......................     1,035,848
  76,300   First Data Corp.........................     5,985,735
  33,700   Fiserv, Inc.*...........................     1,426,184
                                                     ------------
                                                       11,218,534
                                                     ------------
           DISCOUNT STORES (3.2%)
  46,300   Costco Wholesale Corp.*.................     2,054,794
  72,100   Target Corp.............................     2,959,705
 186,500   Wal-Mart Stores, Inc....................    10,733,075
                                                     ------------
                                                       15,747,574
                                                     ------------
           ELECTRICAL PRODUCTS (0.2%)
  47,800   02Micro International Ltd. (Cayman
            Islands)...............................     1,149,590
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONIC COMPONENTS (0.2%)
  35,000   Flextronics International Ltd.
            (Singapore)*...........................  $    839,650
                                                     ------------
           ELECTRONIC DISTRIBUTORS (0.2%)
  25,300   Tech Data Corp.*........................     1,094,984
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
  16,900   Celestica, Inc.*........................       682,591
  13,200   KLA-Tencor Corp.*.......................       654,192
  22,400   Photronics, Inc.*.......................       702,240
                                                     ------------
                                                        2,039,023
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (1.1%)
  20,400   Best Buy Co., Inc.*.....................     1,519,392
 131,600   Circuit City Stores, Inc.-Circuit City
            Group..................................     3,415,020
  14,100   Electronics Boutique Holdings Corp......       563,154
                                                     ------------
                                                        5,497,566
                                                     ------------
           ENVIRONMENTAL SERVICES (0.2%)
  31,500   Waste Management, Inc...................     1,005,165
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.8%)
  33,300   Fannie Mae..............................     2,647,350
  52,100   Freddie Mac.............................     3,407,340
  32,700   USA Education Inc.......................     2,747,454
                                                     ------------
                                                        8,802,144
                                                     ------------
           FINANCIAL CONGLOMERATES (2.4%)
 175,400   Citigroup, Inc.**.......................     8,854,192
  42,800   Prudential Financial, Inc.*.............     1,420,532
  34,800   State Street Corp.......................     1,818,300
                                                     ------------
                                                       12,093,024
                                                     ------------
           FOOD RETAIL (0.2%)
  24,400   Whole Foods Market, Inc.................     1,062,864
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (1.5%)
  28,600   General Mills, Inc......................  $  1,487,486
  79,400   Kraft Foods Inc. (Class A)..............     2,701,982
  68,900   PepsiCo, Inc............................     3,354,741
                                                     ------------
                                                        7,544,209
                                                     ------------
           FOOD: MEAT/FISH/DAIRY (1.0%)
  36,700   Dean Foods Co.*.........................     2,502,940
  65,900   Dreyer's Grand Ice Cream, Inc...........     2,537,809
                                                     ------------
                                                        5,040,749
                                                     ------------
           HOME BUILDING (0.7%)
  34,300   D.R. Horton, Inc........................     1,113,378
  27,800   KB HOME.................................     1,114,780
  15,400   Ryland Group, Inc. (The)................     1,127,280
                                                     ------------
                                                        3,355,438
                                                     ------------
           HOME IMPROVEMENT CHAINS (1.6%)
  49,000   Home Depot, Inc. (The)..................     2,499,490
 115,200   Lowe's Companies, Inc...................     5,346,432
                                                     ------------
                                                        7,845,922
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (2.0%)
  72,300   HCA Inc.................................     2,786,442
 140,500   Health Management Associates, Inc.
            (Class A)*.............................     2,585,200
  73,200   Tenet Healthcare Corp.*.................     4,298,304
                                                     ------------
                                                        9,669,946
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.1%)
  62,900   Dial Corp. (The)........................     1,078,735
  57,400   International Flavors & Fragrances,
            Inc....................................     1,705,354
  31,000   Procter & Gamble Co. (The)..............     2,453,030
                                                     ------------
                                                        5,237,119
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.7%)
 145,600   General Electric Co.....................     5,835,648

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  23,200   Minnesota Mining & Manufacturing Co.....  $  2,742,472
                                                     ------------
                                                        8,578,120
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.2%)
  73,900   RPM, Inc................................     1,068,594
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (2.2%)
  77,500   Accenture Ltd. (Class A) (Bermuda)......     2,086,300
  24,900   Electronic Data Systems Corp............     1,706,895
  33,800   Manhattan Associates, Inc.*.............       985,270
 140,600   PeopleSoft, Inc.*.......................     5,652,120
  17,100   Tier Technologies, Inc. (Class B)*......       368,676
                                                     ------------
                                                       10,799,261
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.2%)
  26,600   Gallagher (Arthur J.) & Co..............       917,434
                                                     ------------
           INTERNET RETAIL (0.1%)
  41,900   Amazon.com, Inc.*.......................       453,358
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (1.5%)
  12,100   Business Objects S.A. (ADR) (France)*...       408,980
  86,000   F5 Networks, Inc.*......................     1,852,440
  67,100   Internet Security Systems, Inc.*........     2,151,226
  47,300   PEC Solutions, Inc......................     1,778,953
  58,700   Yahoo! Inc.*............................     1,041,338
                                                     ------------
                                                        7,232,937
                                                     ------------
           INVESTMENT BANKS/ BROKERS (2.0%)
  33,400   Goldman Sachs Group, Inc. (The).........     3,097,850
  52,300   Lehman Brothers Holdings, Inc...........     3,493,640
  65,700   Merrill Lynch & Co., Inc................     3,424,284
                                                     ------------
                                                       10,015,774
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INVESTMENT MANAGERS (0.6%)
  22,500   Affiliated Managers Group, Inc.*........  $  1,585,800
  38,000   Federated Investors, Inc. (Class B).....     1,211,440
                                                     ------------
                                                        2,797,240
                                                     ------------
           MAJOR BANKS (1.3%)
  99,700   Bank of America Corp....................     6,276,115
                                                     ------------
           MAJOR TELECOMMUNICATIONS (0.9%)
  63,300   SBC Communications, Inc.................     2,479,461
  43,100   Verizon Communications Inc..............     2,045,526
                                                     ------------
                                                        4,524,987
                                                     ------------
           MANAGED HEALTH CARE (0.1%)
  14,200   Anthem, Inc.*...........................       702,900
                                                     ------------
           MEDIA CONGLOMERATES (1.0%)
  67,500   AOL Time Warner Inc.*...................     2,166,750
  59,400   Viacom, Inc. (Class B) (Non-Voting)*....     2,622,510
                                                     ------------
                                                        4,789,260
                                                     ------------
           MEDICAL DISTRIBUTORS (0.4%)
  24,900   Andrx Group*............................     1,753,209
                                                     ------------
           MEDICAL SPECIALTIES (4.1%)
  93,100   Baxter International, Inc...............     4,992,953
  99,500   Boston Scientific Corp.*................     2,399,940
  20,300   Digene Corp.*...........................       598,850
  73,800   Guidant Corp.*..........................     3,675,240
  68,700   Medtronic, Inc..........................     3,518,127
  27,400   St. Jude Medical, Inc.*.................     2,127,610
  25,800   Therasense, Inc.........................       639,840
  13,800   Varian Medical Systems, Inc.*...........       983,388
  48,350   Zimmer Holdings, Inc.*..................     1,476,609
                                                     ------------
                                                       20,412,557
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
  13,300   MAXIMUS, Inc.*..........................       559,398
  23,300   Sabre Holdings Corp.*...................       986,755
                                                     ------------
                                                        1,546,153
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MOVIES/ENTERTAINMENT (0.5%)
  99,700   Fox Entertainment Group, Inc. (Class
            A)*....................................  $  2,645,041
                                                     ------------
           MULTI-LINE INSURANCE (1.2%)
  77,700   American International Group, Inc.......     6,169,380
                                                     ------------
           OIL & GAS PRODUCTION (0.4%)
  34,650   Apache Corp.............................     1,728,342
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.8%)
  79,900   Baker Hughes Inc........................     2,913,953
  20,400   BJ Services Co.*........................       661,980
  29,500   Schlumberger Ltd........................     1,621,025
  27,600   Smith International, Inc.*..............     1,479,912
  55,400   Weatherford International, Inc.*........     2,064,204
                                                     ------------
                                                        8,741,074
                                                     ------------
           OTHER CONSUMER SERVICES (1.3%)
  52,200   Cendant Corp.*..........................     1,023,642
  51,700   eBay, Inc.*.............................     3,458,730
  51,300   Weight Watchers International, Inc.*....     1,734,966
                                                     ------------
                                                        6,217,338
                                                     ------------
           OTHER METALS/MINERALS (0.0%)
     400   Phelps Dodge Corp.......................        12,960
                                                     ------------
           PACKAGED SOFTWARE (5.4%)
  66,000   Legato Systems, Inc.*...................       856,020
  43,300   Mercury Interactive Corp.*..............     1,471,334
 230,100   Microsoft Corp.** *.....................    15,248,727
 221,300   Network Associates, Inc.*...............     5,720,605
  32,700   Quest Software, Inc.*...................       722,997
  22,300   Symantec Corp.*.........................     1,479,159
  30,600   Veritas Software Corp.*.................     1,371,492
                                                     ------------
                                                       26,870,334
                                                     ------------
           PHARMACEUTICALS: MAJOR (3.9%)
  60,900   Abbott Laboratories.....................     3,395,175

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  97,900   American Home Products Corp.............  $  6,007,144
 210,700   Pfizer, Inc.............................     8,396,395
  38,300   Pharmacia Corp..........................     1,633,495
                                                     ------------
                                                       19,432,209
                                                     ------------
           PHARMACEUTICALS: OTHER (1.7%)
  13,600   Allergan, Inc...........................     1,020,680
  46,800   Biovail Corp. (Canada)*.................     2,632,500
  30,400   Forest Laboratories, Inc.*..............     2,491,280
  47,833   King Pharmaceuticals, Inc.*.............     2,015,204
                                                     ------------
                                                        8,159,664
                                                     ------------
           PROPERTY - CASUALTY INSURERS (3.5%)
  29,900   ACE, Ltd. (Bermuda).....................     1,200,485
   1,000   Berkshire Hathaway, Inc. (Class B)*.....     2,525,000
  54,000   Everest Re Group, Ltd. (Bermuda)........     3,817,800
  28,300   Progressive Corp. (The).................     4,225,190
  14,700   RenaissanceRe Holdings Ltd. (Bermuda)...     1,402,380
  43,600   XL Capital Ltd. (Class A) (Bermuda).....     3,983,296
                                                     ------------
                                                       17,154,151
                                                     ------------
           PULP & PAPER (0.2%)
 442,300   Smurfit (Jefferson) Group PLC...........       965,194
                                                     ------------
           RAILROADS (0.5%)
  45,900   CSX Corp................................     1,608,795
  53,700   Norfolk Southern Corp...................       984,321
                                                     ------------
                                                        2,593,116
                                                     ------------
           RECREATIONAL PRODUCTS (2.3%)
  89,800   Activision, Inc.*.......................     2,335,698
  79,600   Electronic Arts Inc.*...................     4,772,020
  58,400   Hasbro, Inc.............................       947,832
  67,100   Mattel, Inc.............................     1,154,120
  41,800   THQ, Inc.*..............................     2,026,046
                                                     ------------
                                                       11,235,716
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           REGIONAL BANKS (1.7%)
  69,700   Fifth Third Bancorp.....................  $  4,292,126
  57,500   First Tennessee National Corp...........     2,084,950
  78,800   National Commerce Financial Corp........     1,993,640
                                                     ------------
                                                        8,370,716
                                                     ------------
           RESTAURANTS (2.0%)
  36,900   Applebee's International, Inc...........     1,261,980
  78,000   CBRL Group, Inc.........................     2,296,320
  27,900   Cheesecake Factory, Inc. (The)*.........       970,083
  86,600   Darden Restaurants, Inc.................     3,065,640
  18,900   Tricon Global Restaurants, Inc.*........       929,880
  49,800   Wendy's International, Inc..............     1,452,666
                                                     ------------
                                                        9,976,569
                                                     ------------
           SEMICONDUCTORS (5.2%)
  22,100   ESS Technology, Inc.*...................       469,846
  15,000   Genesis Microchip, Inc.*................       991,800
   5,700   Infineon Technologies AG (ADR)
            (Germany)..............................       115,710
 249,700   Intel Corp..............................     7,853,065
  54,800   Intersil Holding Corp. (Class A)*.......     1,767,300
  23,900   Linear Technology Corp..................       933,056
  50,200   Marvell Technology Group Ltd.
            (Bermuda)*.............................     1,798,164
  23,300   Maxim Integrated Products, Inc.*........     1,223,483
  71,600   Microchip Technology Inc.*..............     2,773,784
  38,500   NVIDIA Corp.*...........................     2,575,650
  13,314   Samsung Electronics (GDR) - 144A+.......     1,540,430
  56,100   Taiwan Semiconductor Manufacturing Co.
            Ltd. (ADR) (Taiwan)*...................       963,237
  73,500   Texas Instruments, Inc..................     2,058,000
  14,800   Zoran Corp.*............................       483,072
                                                     ------------
                                                       25,546,597
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SERVICES TO THE HEALTH INDUSTRY (1.2%)
  55,300   Laboratory Corp. of America Holdings*...  $  4,471,005
  21,600   Quest Diagnostics Inc.*.................     1,548,936
                                                     ------------
                                                        6,019,941
                                                     ------------
           SPECIALTY STORES (1.0%)
  59,500   AutoZone, Inc.*.........................     4,272,100
  15,500   Michaels Stores, Inc.*..................       510,725
                                                     ------------
                                                        4,782,825
                                                     ------------
           STEEL (0.2%)
  20,500   Nucor Corp..............................     1,085,680
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
  95,000   Microtune, Inc.*........................     2,228,700
  30,600   Motorola, Inc...........................       459,612
  87,200   Polycom, Inc.*..........................     2,999,680
  33,900   QUALCOMM Inc.*..........................     1,711,950
                                                     ------------
                                                        7,399,942
                                                     ------------
           TOOLS/HARDWARE (0.2%)
  21,800   Stanley Works (The).....................     1,015,226
                                                     ------------
           TRUCKING (0.6%)
  28,400   Roadway Corp............................     1,042,280
  47,900   Swift Transportation Co., Inc.*.........     1,030,329
  31,400   Werner Enterprises, Inc.................       763,020
                                                     ------------
                                                        2,835,629
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.7%)
  56,600   Deere & Co..............................     2,471,156
  25,400   Navistar International Corp.*...........     1,003,300
                                                     ------------
                                                        3,474,456
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.4%)
  59,700   Genuine Parts Co........................     2,190,990
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (0.5%)
 100,400   Sprint Corp. (PCS Group)*...............  $  2,450,764
                                                     ------------
           Total Common Stocks
            (COST $465,093,330)....................   484,130,044
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (2.8%)
           Repurchase Agreement
 $13,702   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            procees $13,703,320) (a)
            (COST $13,702,000).....................    13,702,000
                                                     ------------

  Total Investments
   (COST $478,795,330) (b)................   100.8%  497,832,044
  Liabilities in Excess of Other Assets...    (0.8)   (4,052,291)
                                            ------  ------------
  Net Assets..............................   100.0% $493,779,753
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** SOME OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 +    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $29,717,976 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,681,262, RESULTING IN NET UNREALIZED APPRECIATION OF $19,036,714.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                     UNDERLYING     UNREALIZED
NUMBER OF   LONG/       DESCRIPTION, DELIVERY        FACE AMOUNT   APPRECIATION/
CONTRACTS   SHORT          MONTH, AND YEAR            AT VALUE     DEPRECIATION
--------------------------------------------------------------------------------
   123      Short   Nasdaq 100 Index March/2002     $(19,477,050)    $ 282,374
    35      Short   S&P 500 Index March/2002         (10,055,500)     (270,857)
                                                                     ---------
      Net unrealized appreciation................................    $  11,517
                                                                     =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common Stocks (98.9%)
           BIOTECHNOLOGY (10.8%)
  54,900   Abgenix, Inc.*..........................  $ 1,846,836
  28,200   Genentech, Inc.*........................    1,529,850
  30,800   Gilead Sciences, Inc.*..................    2,024,176
  42,800   Human Genome Sciences, Inc.*............    1,443,216
  16,700   Vertex Pharmaceuticals, Inc.*...........      410,653
                                                     -----------
                                                       7,254,731
                                                     -----------
           BROADCASTING (13.0%)
  25,499   Clear Channel Communications, Inc.*.....    1,298,154
  44,600   Cox Radio, Inc. (Class A)*..............    1,136,408
  41,200   Hispanic Broadcasting Corp.*............    1,050,600
  70,200   Univision Communications, Inc. (Class
            A)*....................................    2,840,292
  79,600   Westwood One, Inc.*.....................    2,391,980
                                                     -----------
                                                       8,717,434
                                                     -----------
           CABLE/SATELLITE TV (9.9%)
  33,750   Cablevision Systems Corp. - Rainbow
            Media Group*...........................      833,625
  28,500   Cablevision Systems New York Group
            (Class A)*.............................    1,352,325
  97,000   EchoStar Communications Corp. (Class
            A)*....................................    2,664,590
  51,900   Liberty Satellite & Technology, Inc.
            (Class A)*.............................       48,786
  94,800   Mediacom Communications Corp.*..........    1,731,048
                                                     -----------
                                                       6,630,374
                                                     -----------
           COMPUTER COMMUNICATIONS (1.5%)
  53,800   Juniper Networks, Inc.*.................    1,019,510
                                                     -----------
           COMPUTER PERIPHERALS (1.8%)
  55,700   Network Appliance, Inc.*................    1,218,159
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           DATA PROCESSING SERVICES (3.4%)
  42,700   CheckFree Corp.*........................  $   768,600
  43,050   Paychex, Inc............................    1,508,472
                                                     -----------
                                                       2,277,072
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.0%)
  24,900   Gemstar-TV Guide International, Inc.*...      689,730
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
  12,900   Novellus Systems, Inc.*.................      508,905
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (1.2%)
  17,400   SEI Investments Co......................      784,914
                                                     -----------
           FOOD DISTRIBUTORS (0.3%)
   7,500   Aramark Corp. (Class B)*................      201,750
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
  39,500   Sapient Corp.*..........................      304,940
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (14.2%)
  21,700   Agile Software Co.*.....................      373,674
  96,600   Liberate Technologies, Inc.*............    1,108,968
  28,200   Openwave Systems Inc.*..................      276,078
  61,300   Overture Services, Inc.*................    2,171,859
 110,200   Siebel Systems, Inc.*...................    3,083,396
  44,600   VeriSign, Inc.*.........................    1,696,584
  42,900   Yahoo! Inc.*............................      761,046
                                                     -----------
                                                       9,471,605
                                                     -----------
           INVESTMENT BANKS/ BROKERS (0.1%)
   4,100   Instinet Group, Inc.*...................       41,205
                                                     -----------
           INVESTMENT MANAGERS (2.0%)
  38,800   Price (T.) Rowe Group, Inc..............    1,347,524
                                                     -----------
           MEDICAL DISTRIBUTORS (3.5%)
  33,600   Andrx Group*............................    2,365,776
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           OTHER CONSUMER SERVICES (8.1%)
  62,400   eBay, Inc.*.............................  $ 4,174,560
  17,500   Expedia, Inc. (Class A)*................      710,675
   9,200   Hotel Reservations Network, Inc. (Class
            A)*....................................      423,200
   2,200   Weight Watchers International, Inc.*....       74,404
                                                     -----------
                                                       5,382,839
                                                     -----------
           PACKAGED SOFTWARE (1.0%)
  35,000   Rational Software Corp.*................      682,500
                                                     -----------
           PERSONNEL SERVICES (0.7%)
  17,100   Robert Half International, Inc.*........      456,570
                                                     -----------
           PHARMACEUTICALS: OTHER (2.2%)
  26,300   Sepracor, Inc.*.........................    1,500,678
                                                     -----------
           PROPERTY - CASUALTY INSURERS (0.3%)
   5,900   Cincinnati Financial Corp...............      225,085
                                                     -----------
           SEMICONDUCTORS (15.9%)
  38,100   Altera Corp.*...........................      808,482
  72,900   Applied Micro Circuits Corp.*...........      825,228
  19,300   Elantec Semiconductor, Inc.*............      741,120
  84,900   Maxim Integrated Products, Inc.*........    4,458,099
  97,800   Xilinx, Inc.*...........................    3,819,090
                                                     -----------
                                                      10,652,019
                                                     -----------
           SPECIALTY STORES (4.6%)
  90,100   Bed Bath & Beyond Inc.*.................    3,054,390
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (2.1%)
  27,000   ONI Systems Corp.*......................      169,290

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  44,100   Research In Motion Ltd. (Canada)*.......  $ 1,046,052
  40,800   Sonus Networks, Inc.*...................      188,496
                                                     -----------
                                                       1,403,838
                                                     -----------
           Total Common Stocks
            (COST $93,998,908).....................   66,191,548
                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (1.1%)
           Repurchase Agreement
$    713   The Bank of New York 0.875% due 01/02/02
            (dated 12/31/01; proceeds $713,147) (a)
            (COST $713,113)........................      713,113
                                                     -----------

  Total Investments
   (COST $94,712,021) (b).................   100.0%  66,904,661
  Liabilities in Excess of Other Assets...    (0.0)      (5,903)
                                            ------  -----------
  Net Assets..............................   100.0% $66,898,758
                                            ======  ===========

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY $726,802 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $727,376.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,321,660 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $34,129,020, RESULTING IN NET UNREALIZED DEPRECIATION OF $27,807,360.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Common Stocks (95.8%)
            China (0.4%)
            ELECTRIC UTILITIES
   800,000  Huaneng Power International, Inc.
             (Class H)..............................  $    482,113
                                                      ------------
            Finland (2.0%)
            PULP & PAPER
    70,000  Stora Enso Oyj..........................       896,578
    31,800  UPM-Kymmene Oyj.........................     1,055,079
                                                      ------------
                                                         1,951,657
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
    20,600  Nokia Corp. (ADR)
             (Class A)..............................       505,318
                                                      ------------
            Total Finland...........................     2,456,975
                                                      ------------
            France (5.2%)
            AEROSPACE & DEFENSE
    44,400  Thales S.A..............................     1,532,449
                                                      ------------
            MEDIA CONGLOMERATES
    12,000  Vivendi Universal SA....................       657,337
                                                      ------------
            OIL REFINING/MARKETING
    11,822  Total Fina Elf SA.......................     1,688,989
                                                      ------------
            PHARMACEUTICALS: MAJOR
    15,600  Aventis S.A.............................     1,108,120
                                                      ------------
            SEMICONDUCTORS
    41,400  STMicroelectronics NV...................     1,329,343
                                                      ------------
            Total France............................     6,316,238
                                                      ------------
            Germany (3.6%)
            INDUSTRIAL CONGLOMERATES
    16,500  E. ON AG................................       858,278
                                                      ------------
            MAJOR BANKS
    18,100  Bayerische Hypo - und Vereinsbank AG....       550,555
                                                      ------------
            MOTOR VEHICLES
    33,300  Volkswagen AG...........................     1,551,234
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MULTI-LINE INSURANCE
     6,000  Allianz AG (Registered Shares)..........  $  1,418,885
                                                      ------------
            Total Germany...........................     4,378,952
                                                      ------------
            Hong Kong (0.7%)
            ELECTRIC UTILITIES
   241,200  CLP Holdings Ltd........................       920,079
                                                      ------------
            Ireland (0.7%)
            FINANCIAL CONGLOMERATES
    80,000  Irish Life & Permanent PLC..............       812,318
                                                      ------------
            Italy (2.0%)
            INTEGRATED OIL
   103,000  ENI SpA.................................     1,291,729
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   141,000  Telecom Italia SpA......................     1,205,652
                                                      ------------
            Total Italy.............................     2,497,381
                                                      ------------
            Japan (10.1%)
            BROADCASTING
       170  Fuji Television Network, Inc............       682,736
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    88,000  NEC Corp................................       893,228
   111,000  Ricoh Co., Ltd..........................     2,056,180
                                                      ------------
                                                         2,949,408
                                                      ------------
            GAS DISTRIBUTORS
   300,000  Tokyo Gas Co., Ltd......................       799,423
                                                      ------------
            INDUSTRIAL CONGLOMERATES
   240,000  Hitachi Ltd.............................     1,749,165
                                                      ------------
            INDUSTRIAL MACHINERY
    26,900  Fanuc, Ltd..............................     1,139,554
                                                      ------------
            INVESTMENT BANKS/BROKERS
    83,000  Nomura Holdings, Inc....................     1,058,609
                                                      ------------
            MAJOR TELECOMMUNICATIONS
       125  Nippon Telegraph & Telephone Corp.......       405,216
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            RECREATIONAL PRODUCTS
    41,000  Fuji Photo Film Co., Ltd................  $  1,456,726
   300,000  Konica Corp.............................     1,755,998
                                                      ------------
                                                         3,212,724
                                                      ------------
            WIRELESS COMMUNICATIONS
       200  KDDI Corp...............................       372,001
                                                      ------------
            Total Japan.............................    12,368,836
                                                      ------------
            Netherlands (4.0%)
            CHEMICALS: SPECIALTY
    20,000  DSM NV..................................       730,552
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    56,760  Koninklijke (Royal) Philips Electronics
             NV.....................................     1,687,564
                                                      ------------
            FINANCIAL CONGLOMERATES
    60,600  ING Groep NV............................     1,545,885
                                                      ------------
            INDUSTRIAL SPECIALTIES
    20,000  Akzo Nobel NV...........................       893,372
                                                      ------------
            Total Netherlands.......................     4,857,373
                                                      ------------
            Norway (0.4%)
            INTEGRATED OIL
    78,300  Statoil ASA*............................       537,433
                                                      ------------
            South Korea (0.7%)
            MAJOR TELECOMMUNICATIONS
    44,800  Korea Telecom Corp. (ADR)...............       910,784
                                                      ------------
            Spain (3.1%)
            ELECTRIC UTILITIES
   106,400  Iberdrola S.A...........................     1,385,544
                                                      ------------
            ENGINEERING & CONSTRUCTION
   102,500  Grupo Dragados, S.A.....................     1,372,190
                                                      ------------
            MAJOR BANKS
    30,000  Banco Popular Espanol S.A...............       985,470
                                                      ------------
            Total Spain.............................     3,743,204
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Sweden (1.4%)
            METAL FABRICATIONS
    84,600  SKF AB (B Shares).......................  $  1,667,474
                                                      ------------
            Switzerland (4.1%)
            FINANCIAL CONGLOMERATES
    45,000  UBS AG (Registered Shares)*.............     2,272,645
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
     5,800  Nestle S.A. (Registered Shares).........     1,237,389
                                                      ------------
            MULTI-LINE INSURANCE
    30,000  Converium Holding AG*...................     1,459,049
                                                      ------------
            Total Switzerland.......................     4,969,083
                                                      ------------
            United Kingdom (4.8%)
            FOOD RETAIL
   229,000  Tesco PLC...............................       830,055
                                                      ------------
            INTEGRATED OIL
    25,256  BP PLC (ADR)............................     1,174,657
                                                      ------------
            LIFE/HEALTH INSURANCE
   225,000  Friends Provident PLC*..................       655,065
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   175,000  BT Group PLC*...........................       644,511
                                                      ------------
            OTHER METALS/MINERALS
    82,100  Rio Tinto PLC...........................     1,572,791
                                                      ------------
            PHARMACEUTICALS: MAJOR
    24,700  GlaxoSmithKline PLC.....................       619,518
                                                      ------------
            WIRELESS COMMUNICATIONS
   154,934  Vodafone Group PLC......................       405,403
                                                      ------------
            Total United Kingdom....................     5,902,000
                                                      ------------
            United States (52.6%)
            AEROSPACE & DEFENSE
    63,000  Lockheed Martin Corp....................     2,940,210
   112,400  Rockwell Collins, Inc...................     2,191,800
                                                      ------------
                                                         5,132,010
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            ALUMINUM
    50,000  Alcoa, Inc..............................  $  1,777,500
                                                      ------------
            APPAREL/FOOTWEAR RETAIL
   151,800  Gap, Inc. (The).........................     2,116,092
                                                      ------------
            BIOTECHNOLOGY
    43,800  Gilead Sciences, Inc.*..................     2,878,536
    45,900  Human Genome Sciences, Inc.*............     1,547,748
    39,200  Myriad Genetics, Inc.*..................     2,063,488
                                                      ------------
                                                         6,489,772
                                                      ------------
            COMPUTER COMMUNICATIONS
    91,100  Cisco Systems, Inc.*....................     1,649,821
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   102,000  Sun Microsystems, Inc.*.................     1,258,680
                                                      ------------
            DEPARTMENT STORES
   200,000  Saks, Inc.*.............................     1,868,000
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
   190,000  Xerox Corp..............................     1,979,800
                                                      ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    64,000  Applied Materials, Inc.*................     2,566,400
                                                      ------------
            FINANCE/RENTAL/LEASING
    26,100  Fannie Mae..............................     2,074,950
                                                      ------------
            FINANCIAL CONGLOMERATES
    31,266  Citigroup, Inc..........................     1,578,308
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    54,600  General Mills, Inc......................     2,839,746
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
    33,300  Colgate-Palmolive Co....................     1,923,075
                                                      ------------
            INTEGRATED OIL
    55,252  Exxon Mobil Corp........................     2,171,404
    29,500  Phillips Petroleum Co...................     1,777,670
                                                      ------------
                                                         3,949,074
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR TELECOMMUNICATIONS
    90,000  Sprint Corp. (FON Group)................  $  1,807,200
                                                      ------------
            MANAGED HEALTH CARE
    70,000  Oxford Health Plans, Inc.*..............     2,109,800
                                                      ------------
            MEDIA CONGLOMERATES
    43,900  AOL Time Warner Inc.*...................     1,409,190
    70,800  Disney (Walt) Co. (The).................     1,466,976
                                                      ------------
                                                         2,876,166
                                                      ------------
            MEDICAL SPECIALTIES
    50,400  Baxter International, Inc...............     2,702,952
    86,740  Edwards Lifesciences Corp.*.............     2,396,626
                                                      ------------
                                                         5,099,578
                                                      ------------
            PHARMACEUTICALS: MAJOR
    32,400  American Home Products Corp.............     1,988,064
    30,700  Lilly (Eli) & Co........................     2,411,178
                                                      ------------
                                                         4,399,242
                                                      ------------
            PHARMACEUTICALS: OTHER
    32,600  Forest Laboratories, Inc.*..............     2,671,570
                                                      ------------
            SAVINGS BANKS
    37,000  Golden West Financial Corp..............     2,177,450
                                                      ------------
            SEMICONDUCTORS
    67,400  Intel Corp..............................     2,119,730
    57,000  Texas Instruments, Inc..................     1,596,000
                                                      ------------
                                                         3,715,730
                                                      ------------
            SPECIALTY STORES
    72,000  Bed Bath & Beyond Inc.*.................     2,440,800
                                                      ------------
            Total United States.....................    64,500,764
                                                      ------------
            Total Common Stocks
             (COST $113,706,186)....................   117,321,007
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

            Short-Term Investment (4.3%)
            Repurchase Agreement
$    5,326  Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $5,326,257) (a)
            (COST $5,326,000).......................  $  5,326,000
                                                      ------------

  Total Investments
   (COST $119,032,186) (b)................   100.1%  122,647,007
  Liabilities in Excess of Other Assets...    (0.1)      (75,138)
                                            ------  ------------
  Net Assets..............................   100.0% $122,571,869
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $16,216,287 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $12,601,466, RESULTING IN NET UNREALIZED APPRECIATION OF $3,614,821.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  6,664,459       5.4%
Aluminum................................     1,777,500       1.4
Apparel/Footwear Retail.................     2,116,092       1.7
Biotechnology...........................     6,489,772       5.3
Broadcasting............................       682,736       0.6
Chemicals: Specialty....................       730,552       0.6
Computer Communications.................     1,649,821       1.3
Computer Processing Hardware............     1,258,680       1.0
Department Stores.......................     1,868,000       1.5
Electric Utilities......................     2,787,736       2.3
Electronic Equipment/ Instruments.......     6,616,772       5.4
Electronic Production Equipment.........     2,566,400       2.1
Engineering & Construction..............     1,372,190       1.1
Finance/Rental/Leasing..................     2,074,950       1.7
Financial Conglomerates.................     6,209,156       5.1
Food Retail.............................       830,055       0.7
Food: Major Diversified.................     4,077,135       3.3
Gas Distributors........................       799,423       0.7
Household/Personal Care.................     1,923,075       1.6
Industrial Conglomerates................     2,607,443       2.1
Industrial Machinery....................     1,139,554       0.9
Industrial Specialties..................       893,372       0.7
Integrated Oil..........................     6,952,893       5.7
Investment Banks/Brokers................     1,058,609       0.9
Life/Health Insurance...................       655,065       0.5
Major Banks.............................     1,536,025       1.3

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Major Telecommunications................  $  4,973,363       4.1%
Managed Health Care.....................     2,109,800       1.7
Media Conglomerates.....................     3,533,503       2.9
Medical Specialties.....................     5,099,578       4.2
Metal Fabrications......................     1,667,474       1.4
Motor Vehicles..........................     1,551,234       1.3
Multi-Line Insurance....................     2,877,934       2.3
Oil Refining/Marketing..................     1,688,989       1.4
Other Metals/Minerals...................     1,572,791       1.3
Pharmaceuticals: Major..................     6,126,880       5.0
Pharmaceuticals: Other..................     2,671,570       2.2
Pulp & Paper............................     1,951,657       1.6
Recreational Products...................     3,212,724       2.6
Savings Banks...........................     2,177,450       1.8
Semiconductors..........................     5,045,073       4.1
Specialty Stores........................     2,440,800       2.0
Telecommunication Equipment.............       505,318       0.4
Wireless Communications.................       777,404       0.6
Repurchase Agreement....................     5,326,000       4.3
                                          ------------   -------
                                          $122,647,007     100.1%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $117,321,007      95.8%
Short-Term Investment...................     5,326,000       4.3
                                          ------------   -------
                                          $122,647,007     100.1%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common Stocks (97.5%)
           ADVERTISING/MARKETING SERVICES (1.4%)
  22,700   Lamar Advertising Co.*..................  $   961,118
  10,300   R.H. Donnelley Corp.*...................      299,215
                                                     -----------
                                                       1,260,333
                                                     -----------
           AEROSPACE & DEFENSE (5.0%)
  13,000   DRS Technologies, Inc.*.................      463,450
  30,100   Engineered Support Systems, Inc.........    1,029,721
   9,200   L-3 Communications Holdings, Inc.*......      828,000
  11,300   Lockheed Martin Corp....................      527,371
   4,400   Northrop Grumman Corp...................      443,564
  44,600   Titan Corp. (The)*......................    1,112,770
                                                     -----------
                                                       4,404,876
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.7%)
  41,800   Foot Locker, Inc.*......................      654,170
                                                     -----------
           BEVERAGES: ALCOHOLIC (0.5%)
   9,300   Constellation Brands Inc. (Class A)*....      398,505
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (0.5%)
  20,100   Pepsi Bottling Group, Inc. (The)........      472,350
                                                     -----------
           BIOTECHNOLOGY (7.2%)
  19,200   Acambis PLC (ADR) (United Kingdom)*.....      957,120
  13,600   Affymetrix, Inc.*.......................      513,400
   5,700   Cephalon, Inc.*.........................      430,835
  75,600   Cepheid*................................      317,520
  16,800   Charles River Laboratories
            International, Inc.*...................      562,464
  13,600   Genzyme Corp. (General Division)*.......      814,096
   6,600   Gilead Sciences, Inc.*..................      433,752
   4,900   ICOS Corp.*.............................      281,456
   7,900   IDEC Pharmaceuticals Corp.*.............      544,547
  11,400   InterMune Inc.*.........................      561,564

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  22,800   Novavax, Inc.*..........................  $   321,480
  12,300   Protein Design Labs, Inc.*..............      405,039
  14,800   SICOR Inc.*.............................      232,064
                                                     -----------
                                                       6,375,337
                                                     -----------
           BROADCASTING (3.3%)
  47,700   Radio One, Inc. (Class A)*..............      881,019
  11,000   Univision Communications, Inc. (Class
            A)*....................................      445,060
  33,400   USA Networks, Inc.*.....................      912,154
  23,700   Westwood One, Inc.*.....................      712,185
                                                     -----------
                                                       2,950,418
                                                     -----------
           CABLE/SATELLITE TV (1.7%)
  20,900   Cablevision Systems Corp. - Rainbow
            Media Corp. (Class A)*.................      516,230
  23,600   Charter Communications, Inc. (Class
            A)*....................................      387,748
  33,800   Mediacom Communications Corp.*..........      617,188
                                                     -----------
                                                       1,521,166
                                                     -----------
           CASINO/GAMING (0.8%)
   8,900   GTECH Holdings Corp.*...................      403,081
  10,900   MGM Mirage Inc.*........................      314,683
                                                     -----------
                                                         717,764
                                                     -----------
           CHEMICALS: SPECIALTY (0.3%)
   7,000   Sigma-Aldrich Corp......................      275,870
                                                     -----------
           COMPUTER COMMUNICATIONS (0.9%)
  35,800   Extreme Networks, Inc.*.................      461,820
  31,900   Finisar Corp.*..........................      324,423
                                                     -----------
                                                         786,243
                                                     -----------
           COMPUTER PERIPHERALS (2.0%)
  29,300   Mercury Computer Systems, Inc.*.........    1,145,923
  13,000   QLogic Corp.*...........................      578,630
                                                     -----------
                                                       1,724,553
                                                     -----------
           CONTRACT DRILLING (0.3%)
  11,200   Patterson-UTI Energy, Inc...............      261,072
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           DATA PROCESSING SERVICES (2.4%)
   7,100   Affiliated Computer Services, Inc.
            (Class A)*.............................  $   753,523
  26,800   Concord EFS, Inc.*......................      878,504
  12,300   Fiserv, Inc.*...........................      520,536
                                                     -----------
                                                       2,152,563
                                                     -----------
           DEPARTMENT STORES (0.5%)
  16,800   Penney (J.C.) Co., Inc..................      451,920
                                                     -----------
           DISCOUNT STORES (0.9%)
   6,100   99 Cents Only Stores*...................      232,410
  14,300   Fred's, Inc.............................      585,728
                                                     -----------
                                                         818,138
                                                     -----------
           DRUGSTORE CHAINS (0.5%)
  35,400   Shoppers Drug Mart Inc. - 144A**
            (Canada)*..............................      417,660
                                                     -----------
           ELECTRIC UTILITIES (0.7%)
  23,700   Xcel Energy, Inc........................      657,438
                                                     -----------
           ELECTRONIC COMPONENTS (0.8%)
  29,000   Pemstar, Inc.*..........................      348,000
  18,800   Sanmina-SCI Corp.*......................      374,120
                                                     -----------
                                                         722,120
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.7%)
   9,300   Inivision Techonologies, Inc.*..........      277,047
  38,800   Osi Systems Inc.*.......................      707,712
  13,800   PerkinElmer, Inc........................      483,276
                                                     -----------
                                                       1,468,035
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (3.2%)
   5,500   Celestica, Inc.*........................      222,145
  87,700   ChipPac Inc.*...........................      650,734
   9,600   KLA-Tencor Corp.*.......................      475,776
  11,000   Novellus Systems, Inc.*.................      433,950
  14,500   Photon Dynamics, Inc.*..................      661,925
  21,800   Ultratech Stepper, Inc.*................      360,136
                                                     -----------
                                                       2,804,666
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONICS/APPLIANCE STORES (1.6%)
  19,600   Blockbuster, Inc. (Class A).............  $   493,920
  12,600   Electronics Boutique Holdings Corp.*....      503,244
  29,900   Hollywood Entertainment Corp.*..........      427,271
                                                     -----------
                                                       1,424,435
                                                     -----------
           ENGINEERING & CONSTRUCTION (0.6%)
  23,200   Shaw Group Inc. (The)*..................      545,200
                                                     -----------
           FINANCE/RENTAL/ LEASING (0.4%)
  10,300   Doral Financial Corp....................      321,463
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (1.5%)
   6,800   Advent Software, Inc.*..................      339,660
  13,400   Moody's Corp............................      534,124
  15,500   SunGard Data Systems Inc.*..............      448,415
                                                     -----------
                                                       1,322,199
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (0.8%)
   5,700   Dean Foods Co.*.........................      388,740
  15,900   Smithfield Foods, Inc.*.................      350,436
                                                     -----------
                                                         739,176
                                                     -----------
           GAS DISTRIBUTORS (1.2%)
  19,100   Energen Corp............................      470,815
  24,400   Sempra Energy...........................      599,020
                                                     -----------
                                                       1,069,835
                                                     -----------
           HOME BUILDING (0.6%)
  30,000   Clayton Homes, Inc......................      513,000
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (2.0%)
  31,300   Health Management Associates, Inc.
            (Class A)*.............................      575,920
  22,800   LifePoint Hospitals, Inc.*..............      776,112
  22,200   Medcath Corp............................      372,516
                                                     -----------
                                                       1,724,548
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INDUSTRIAL SPECIALTIES (1.0%)
   9,900   Armor Holdings, Inc.*...................  $   267,201
   7,200   Cabot Microelectronics Corp.*...........      570,600
                                                     -----------
                                                         837,801
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.4%)
   3,100   Lawson Software, Inc.*..................       48,825
  14,700   Tier Technologies, Inc. (Class B)*......      316,932
                                                     -----------
                                                         365,757
                                                     -----------
           INSURANCE BROKERS/ SERVICES (0.9%)
  12,800   Copart, Inc.*...........................      465,536
   8,500   Gallagher (Arthur J.) & Co..............      293,165
                                                     -----------
                                                         758,701
                                                     -----------
           INTEGRATED OIL (0.6%)
   5,900   Murphy Oil Corp.........................      495,836
                                                     -----------
           INTERNET RETAIL (0.7%)
  23,500   1-800-FLOWERS.COM, Inc.*................      366,600
  24,900   Amazon.com, Inc.*.......................      269,418
                                                     -----------
                                                         636,018
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (1.9%)
  43,100   Agile Software Co.*.....................      742,182
  31,400   SonicWALL, Inc.*........................      610,416
   8,400   VeriSign, Inc.*.........................      319,536
                                                     -----------
                                                       1,672,134
                                                     -----------
           MAJOR TELECOMMUNICATIONS (0.0%)
     104   WorldCom Inc.- MCI Group................        1,321
   2,618   WorldCom, Inc.- WorldCom Group*.........       36,861
                                                     -----------
                                                          38,182
                                                     -----------
           MANAGED HEALTH CARE (1.2%)
   5,200   Anthem, Inc.*...........................      257,400
  50,800   Caremark Rx, Inc.*......................      828,548
                                                     -----------
                                                       1,085,948
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MEDICAL DISTRIBUTORS (1.9%)
  10,200   Amerisource Bergen Corp.................  $   648,210
  21,700   Priority Healthcare Corp. (Class B)*....      763,623
  34,400   PSS World Medical, Inc.*................      280,704
                                                     -----------
                                                       1,692,537
                                                     -----------
           MEDICAL SPECIALTIES (4.4%)
  32,600   American Medical Systems Holdings,
            Inc.*..................................      674,494
  52,100   Cytyc Corp.*............................    1,359,810
   9,900   Integra LifeSciences Holding, Inc.*.....      260,766
   8,600   St. Jude Medical, Inc.*.................      667,790
   7,800   Stryker Corp............................      455,286
  24,000   Viasys Healthcare, Inc.*................      485,040
                                                     -----------
                                                       3,903,186
                                                     -----------
           MEDICAL/NURSING SERVICES (1.7%)
  25,600   DaVita, Inc.*...........................      625,920
  29,900   Hooper Holmes, Inc......................      267,605
  20,700   Lincare Holdings, Inc.*.................      593,055
                                                     -----------
                                                       1,486,580
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
  19,800   Cornell Corrections, Inc.*..............      349,470
  10,000   InterCept Group, Inc. (The)*............      409,000
                                                     -----------
                                                         758,470
                                                     -----------
           MISCELLANEOUS MANUFACTURING (0.5%)
   8,800   Mettler-Toledo International Inc.*......      456,280
                                                     -----------
           MOVIES/ENTERTAINMENT (1.3%)
  22,300   Alliance Atlantis Communication
            (Class B) (Canada)*....................      252,436
  31,900   Crown Media Holdings, Inc. (Class A)*...      360,151

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  21,500   Fox Entertainment Group, Inc. (Class
            A)*....................................  $   570,395
                                                     -----------
                                                       1,182,982
                                                     -----------
           MULTI-LINE INSURANCE (0.4%)
  23,800   Max Re Capital Ltd. (Bermuda)...........      372,708
                                                     -----------
           OIL & GAS PRODUCTION (0.4%)
  13,100   Cabot Oil & Gas Corp. (Class A).........      315,055
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (1.1%)
  19,800   BJ Services Co.*........................      642,510
  15,900   National-Oilwell, Inc.*.................      327,699
                                                     -----------
                                                         970,209
                                                     -----------
           OTHER CONSUMER SERVICES (2.4%)
  11,000   Apollo Group, Inc. (Class A)*...........      495,110
  10,000   Education Management Corp.*.............      362,500
  69,000   Service Corp. International*............      344,310
  34,600   Ticketmaster (Class B)*.................      567,094
  10,900   Weight Watchers International, Inc.*....      368,638
                                                     -----------
                                                       2,137,652
                                                     -----------
           PACKAGED SOFTWARE (5.6%)
  71,000   Ascential Software Corp.*...............      287,550
  41,500   BMC Software, Inc.*.....................      679,355
   8,900   Macrovision Corp.*......................      313,458
  35,500   Network Associates, Inc.*...............      917,675
  30,301   Peregrine Systems, Inc.*................      449,364
  30,900   Precise Software Solutions Ltd.*........      638,394
  15,000   Simplex Solutions Inc.*.................      255,000
   6,700   Symantec Corp.*.........................      444,411
  26,200   Verisity Ltd.*..........................      496,490
  10,700   Veritas Software Corp.*.................      479,574
                                                     -----------
                                                       4,961,271
                                                     -----------
           PERSONNEL SERVICES (0.5%)
  42,000   HotJobs.com, Ltd.*......................      436,380
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.3%)
   6,000   Taro Pharmaceuticals Industries Ltd.*...  $   239,700
                                                     -----------
           PHARMACEUTICALS: OTHER (2.0%)
  13,881   Biovail Corp. (Canada)*.................      780,806
   5,800   Forest Laboratories, Inc.*..............      475,310
  11,333   King Pharmaceuticals, Inc.*.............      477,459
                                                     -----------
                                                       1,733,575
                                                     -----------
           PROPERTY - CASUALTY INSURERS (1.6%)
  13,500   ACE, Ltd. (Bermuda).....................      542,025
   6,400   Everest Re Group, Ltd. (Bermuda)........      452,480
   4,800   RenaissanceRe Holdings Ltd. (Bermuda)...      457,920
                                                     -----------
                                                       1,452,425
                                                     -----------
           PUBLISHING: BOOKS/ MAGAZINES (0.4%)
   7,700   Scholastic Corp.*.......................      387,541
                                                     -----------
           RECREATIONAL PRODUCTS (1.8%)
  12,700   Electronic Arts Inc.*...................      761,365
   8,500   International Game Technology*..........      580,550
  17,900   Take-Two Interactive Software, Inc.*....      289,443
                                                     -----------
                                                       1,631,358
                                                     -----------
           REGIONAL BANKS (0.5%)
   8,400   Zions Bancorporation....................      441,672
                                                     -----------
           RESTAURANTS (0.9%)
  20,700   AFC Enterprises, Inc.*..................      587,673
  25,700   Famous Dave's of America*...............      187,867
                                                     -----------
                                                         775,540
                                                     -----------
           SEMICONDUCTORS (4.6%)
  28,600   Alpha Industries, Inc.*.................      623,480
  15,400   Fairchild Semiconductor Corp. (Class
            A)*....................................      434,280
  14,500   Genesis Microchip, Inc.*................      958,740

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  12,900   Integrated Device Technology, Inc.*.....  $   343,011
  20,900   Microchip Technology Inc.*..............      809,666
  20,500   MIPS Technologies, Inc. (Class B)*......      163,590
  10,500   NVIDIA Corp.*...........................      702,450
                                                     -----------
                                                       4,035,217
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (3.3%)
  23,400   BioReliance Corp.*......................      667,602
  35,800   Covance, Inc.*..........................      812,660
  15,500   Quest Diagnostics Inc.*.................    1,111,505
   6,100   Stericycle, Inc.*.......................      371,368
                                                     -----------
                                                       2,963,135
                                                     -----------
           SPECIALTY INSURANCE (0.6%)
   9,700   Ambac Financial Group, Inc..............      561,242
                                                     -----------
           SPECIALTY STORES (1.0%)
   5,300   AutoZone, Inc.*.........................      380,540
  14,700   Bed Bath & Beyond Inc.*.................      498,330
                                                     -----------
                                                         878,870
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (1.0%)
  32,700   Intrado Inc.*...........................      876,360
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (4.4%)
  48,900   Harmonic, Inc.*.........................      587,778
  37,800   Microtune, Inc.*........................      886,788
  24,500   Polycom, Inc.*..........................      842,800
  28,400   RF Micro Devices, Inc.*.................      546,132
  32,000   Tandberg ASA (Norway)*..................      714,278
  19,600   ViaSat, Inc.*...........................      305,760
                                                     -----------
                                                       3,883,536
                                                     -----------
           TOBACCO (0.4%)
   5,600   RJ Reynolds Tobacco Holdings, Inc.......      315,280
                                                     -----------
           WIRELESS COMMUNICATIONS (2.9%)
  22,900   AirGate PCS, Inc.*......................    1,043,095

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  34,900   TeleCorp PCS, Inc. (Class A)*...........  $   435,203
  90,200   UbiquiTel, Inc.*........................      671,990
  15,400   Western Wireless Corp. (Class A)*.......      435,050
                                                     -----------
                                                       2,585,338
                                                     -----------
           Total Common Stocks
            (COST $82,942,202).....................   86,279,529
                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (2.6%)
           Repurchase Agreement
 $ 2,268   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $2,268,219) (a)
            (COST $2,268,000)......................    2,268,000
                                                     -----------

  Total Investments
   (COST $85,210,202) (b).................   100.1%  88,547,529
  Liabilities in Excess of Other Assets...    (0.1)     (61,272)
                                            ------  -----------
  Net Assets..............................   100.0% $88,486,257
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,727,948 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,390,621, RESULTING IN NET UNREALIZED APPRECIATION OF $3,337,327.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             Common and Preferred Stocks (94.4%)
             Brazil (10.1%)
             BEVERAGES: ALCOHOLIC
      8,751  Companhia de Bebidas das Americas (ADR)
              (Pref.)................................  $   177,558
                                                       -----------
             INTEGRATED OIL
     10,700  Petroleo Brasileiro S.A. (ADR)*.........      249,310
      3,905  Petroleo Brasileiro S.A. (Pref.)........       86,393
                                                       -----------
                                                           335,703
                                                       -----------
             MAJOR TELECOMMUNICATIONS
      1,595  Telecomunicacoes Brasileiras S.A. -
              Telebras (ADR).........................       63,800
                                                       -----------
             OTHER METALS/MINERALS
      3,740  Companhia Vale do Rio Doce (Pref.)
              (Class A)..............................       86,868
      5,060  Companhia Vale do Rio Doce S.A. (ADR)...      119,416
      5,000  Companhia Vale do Rio Doce S.A.
              (Debentures)*..........................      --
                                                       -----------
                                                           206,284
                                                       -----------
             PULP & PAPER
      3,400  Aracruz Celulose S.A. (Class B) (ADR)
              (Pref.)................................       61,812
                                                       -----------
             REGIONAL BANKS
    879,369  Banco Itau S.A. (Pref.).................       66,938
      2,770  Uniao de Bancos Brasileiros S.A.
              (GDR)..................................       61,771
                                                       -----------
                                                           128,709
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
      5,572  Tele Norte Leste Participacoes S.A.
              (ADR) (Pref.)..........................       87,090
                                                       -----------
             Total Brazil............................    1,060,956
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             Cayman Islands (1.0%)
             INVESTMENT TRUSTS/MUTUAL FUNDS
      8,093  Formosa Growth Fund Ltd.*...............  $   106,261
                                                       -----------
             Chile (2.1%)
             BEVERAGES: NON-ALCOHOLIC
      2,930  Embotelladora Andina S.A. (Series A)
              (ADR)..................................       28,568
                                                       -----------
             MAJOR TELECOMMUNICATIONS
     14,098  Cia de Telecommunicaciones de Chile S.A.
              (ADR)*.................................      189,759
                                                       -----------
             Total Chile.............................      218,327
                                                       -----------
             China (5.3%)
             ELECTRIC UTILITIES
    438,000  Huaneng Power International, Inc. (Class
              H).....................................      263,957
                                                       -----------
             INTEGRATED OIL
  1,644,000  PetroChina Co. Ltd. (Class H)...........      290,899
                                                       -----------
             Total China.............................      554,856
                                                       -----------
             Hong Kong (6.1%)
             COMPUTER PROCESSING HARDWARE
    566,000  Legend Holdings Ltd.....................      288,479
                                                       -----------
             MISCELLANEOUS COMMERCIAL SERVICES
    112,500  Cosco Pacific Ltd.......................       58,060
                                                       -----------
             WIRELESS COMMUNICATIONS
     82,000  China Mobile Ltd.*......................      288,614
                                                       -----------
             Total Hong Kong.........................      635,153
                                                       -----------
             Hungary (2.1%)
             MAJOR TELECOMMUNICATIONS
     13,050  Magyar Tavkozlesi RT....................       42,915
      3,200  Magyar Tavkozlesi RT (ADR)..............       54,368
                                                       -----------
                                                            97,283
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             REGIONAL BANKS
      2,130  OTP Bank RT.............................  $   127,707
                                                       -----------
             Total Hungary...........................      224,990
                                                       -----------
             India (3.8%)
             MAJOR TELECOMMUNICATIONS
     33,825  Videsh Sanchar Nigam Ltd. (ADR).........      324,720
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
     12,200  Mahanagar Telephone Nigam Ltd. (GDR)....       73,322
                                                       -----------
             Total India.............................      398,042
                                                       -----------
             Israel (4.3%)
             AEROSPACE & DEFENSE
      5,721  Elbit Systems Ltd.......................      107,374
                                                       -----------
             MAJOR BANKS
     25,550  Bank Hapoalim Ltd.......................       54,952
     21,400  Bank Leumi Le-Israel....................       41,424
                                                       -----------
                                                            96,376
                                                       -----------
             MAJOR TELECOMMUNICATIONS
     31,410  Bezeq Israeli Telecommunication Corp.,
              Ltd....................................       42,383
                                                       -----------
             PHARMACEUTICALS: OTHER
      3,000  Teva Pharmaceutical Industries Ltd.
              (ADR)..................................      184,890
                                                       -----------
             TELECOMMUNICATION EQUIPMENT
      2,880  ECI Telecom Ltd.*.......................       15,466
                                                       -----------
             Total Israel............................      446,489
                                                       -----------
             Mexico (12.1%)
             BEVERAGES: ALCOHOLIC
     62,800  Grupo Modelo S.A. de C.V. (Series C)....      140,999
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             BEVERAGES: NON-ALCOHOLIC
      3,380  Fomento Economico Mexicano, S.A. de C.V.
              (ADR)..................................  $   116,779
                                                       -----------
             BROADCASTING
      1,500  Grupo Televisa S.A. (GDR)*..............       64,770
                                                       -----------
             CONSTRUCTION MATERIALS
      3,232  Cemex S.A. de C.V. (ADR)................       79,830
                                                       -----------
             MAJOR TELECOMMUNICATIONS
      8,080  Telefonos de Mexico S.A. de C.V. (Series
              L) (ADR)...............................      282,962
                                                       -----------
             REGIONAL BANKS
    108,202  Grupo Financiero BBVA Bancomer, S.A. de
              C.V. (O shares)*.......................       98,904
                                                       -----------
             SPECIALTY STORES
    105,064  Wal-Mart de Mexico S.A. de C.V. (Series
              C)*....................................      247,277
                                                       -----------
             WIRELESS COMMUNICATIONS
     12,222  America Movil S.A. de C.V. (Series L)
              (ADR)..................................      238,085
                                                       -----------
             Total Mexico............................    1,269,606
                                                       -----------
             Poland (1.0%)
             ELECTRICAL PRODUCTS
     12,400  Elektrim Spolka Akcyjna S.A.*...........       27,990
                                                       -----------
             MAJOR TELECOMMUNICATIONS
     11,900  Telekomunikacja Polska S.A. (ADR) -
              144A**.................................       41,650
                                                       -----------
             REGIONAL BANKS
      1,198  BRE Bank S.A............................       35,653
                                                       -----------
             Total Poland............................      105,293
                                                       -----------
             Russia (1.9%)
             ELECTRIC UTILITIES
      2,325  Unified Energy Systems (ADR)............       36,299
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             INTEGRATED OIL
      1,625  Lukoil Holding Co. (ADR)................  $    80,031
                                                       -----------
             OIL & GAS PRODUCTION
      4,175  Surgutneftegaz (ADR)....................       65,026
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
      2,500  Rostelecom (ADR)........................       13,075
                                                       -----------
             Total Russia............................      194,431
                                                       -----------
             South Africa (10.0%)
             BEVERAGES: ALCOHOLIC
     12,072  South African Breweries PLC.............       79,474
                                                       -----------
             LIFE/HEALTH INSURANCE
     13,610  Liberty Group Ltd.......................       62,606
    125,010  Sanlam Ltd..............................       96,362
                                                       -----------
                                                           158,968
                                                       -----------
             OTHER METALS/MINERALS
     19,760  Anglo American PLC......................      301,669
                                                       -----------
             PRECIOUS METALS
      6,065  Anglo American Platinum Corporation
              Ltd....................................      225,820
      2,076  Anglogold Ltd...........................       73,006
                                                       -----------
                                                           298,826
                                                       -----------
             REAL ESTATE DEVELOPMENT
      5,577  Liberty International PLC...............       39,271
                                                       -----------
             REGIONAL BANKS
      9,488  Nedcor Ltd..............................       98,201
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
     18,750  Johnnic Holdings Ltd....................       68,750
                                                       -----------
             Total South Africa......................    1,045,159
                                                       -----------
             South Korea (23.9%)
             MAJOR BANKS
     16,588  Kookmin Bank............................      628,675
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             MAJOR TELECOMMUNICATIONS
      4,800  Korea Telecom Corp......................  $   182,466
     13,870  Korea Telecom Corp. (ADR)...............      281,977
                                                       -----------
                                                           464,443
                                                       -----------
             SEMICONDUCTORS
      1,288  Samsung Electronic Co...................      273,479
                                                       -----------
             STEEL
      5,610  Pohang Iron & Steel Co., Ltd............      520,868
                                                       -----------
             WIRELESS COMMUNICATIONS
      3,000  SK Telecom Co., Ltd.....................      611,872
                                                       -----------
             Total South Korea.......................    2,499,337
                                                       -----------
             Taiwan (7.8%)
             COMPUTER PROCESSING HARDWARE
     41,689  Acer Inc. (GDR).........................      114,645
         90  Asustek Computer Inc. (GDR).............          398
                                                       -----------
                                                           115,043
                                                       -----------
             SEMICONDUCTORS
     40,966  Taiwan Semiconductor Manufacturing Co.,
              Ltd. (ADR)*............................      703,386
                                                       -----------
             Total Taiwan............................      818,429
                                                       -----------
             Turkey (2.7%)
             CONSTRUCTION MATERIALS
  3,441,600  Akcansa Cimento A.S.....................       22,630
                                                       -----------
             ELECTRONICS/APPLIANCES
  4,702,500  Arcelik A.S.............................       49,118
      6,702  Vestel Elektronik Sanayi ve Ticaret A.S.
              (GDR) - 144A* **.......................       14,744
                                                       -----------
                                                            63,862
                                                       -----------
             FOOD RETAIL
    664,300  Migros Turk T.A.S.......................       56,875
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             REGIONAL BANKS
 13,187,200  Akbank T.A.S............................  $    41,549
  8,988,512  Turkiye Is Bankasi (C Shares)...........       49,868
 15,746,550  Yapi ve Kredi Bankasi A.S.*.............       47,995
                                                       -----------
                                                           139,412
                                                       -----------
             Total Turkey............................      282,779
                                                       -----------
             Venezuela (0.2%)
             MAJOR TELECOMMUNICATIONS
      1,202  Compania Anonima Nacional Telefonos de
              Venezuela (CANTV) (ADR) (Class D)......       16,888
                                                       -----------

  Total Investments
   (COST $11,191,461) (a).................    94.4%   9,876,996
  Other Assets in Excess of Liabilities...     5.6      587,844
                                            ------  -----------
  Net Assets..............................   100.0% $10,464,840
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,498,680 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,813,145, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,314,465.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT
DECEMBER 31, 2001:
      CONTRACTS           IN EXCHANGE      DELIVERY       UNREALIZED
     TO DELIVER               FOR            DATE        DEPRECIATION
----------------------------------------------------------------------
      $176,184           MXN 1,600,000    01/02/2002       $(1,034)

CURRENCY ABBREVIATION:

MXN  Mexican Peso.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                      PERCENT OF
INDUSTRY                                    VALUE     NET ASSETS

----------------------------------------------------------------

Aerospace & Defense.....................  $  107,374     1.0%
Beverages: Alcoholic....................     398,031     3.8
Beverages: Non-Alcoholic................     145,347     1.4
Broadcasting............................      64,770     0.6
Computer Processing Hardware............     403,522     3.8
Construction Materials..................     102,460     1.0
Electric Utilities......................     300,256     2.9
Electrical Products.....................      27,990     0.3
Electronics/Appliances..................      63,863     0.6
Food Retail.............................      56,875     0.5
Integrated Oil..........................     706,633     6.8
Investment Trusts/Mutual Funds..........     106,261     1.0
Life/Health Insurance...................     158,968     1.5
Major Banks.............................     725,052     6.9
Major Telecommunications................   1,523,887    14.6
Miscellaneous Commercial Services.......      58,060     0.6
Oil & Gas Production....................      65,026     0.6
Other Metals/Minerals...................     507,953     4.8
Pharmaceuticals: Other..................     184,890     1.8

                                                      PERCENT OF
INDUSTRY                                    VALUE     NET ASSETS

----------------------------------------------------------------

Precious Metals.........................  $  298,826     2.9%
Pulp & Paper............................      61,812     0.6
Real Estate Development.................      39,271     0.4
Regional Banks..........................     628,585     6.0
Semiconductors..........................     976,866     9.3
Specialty Stores........................     247,277     2.4
Specialty Telecommunications............     242,237     2.3
Steel...................................     520,867     5.0
Telecommunication Equipment.............      15,466     0.1
Wireless Communications.................   1,138,571    10.9
                                          ----------    ----
                                          $9,876,996    94.4%
                                          ==========    ====

TYPE OF INVESTMENT

----------------------------------------------------------------

Common Stocks...........................  $9,310,337    89.0%
Preferred Stocks........................     566,659     5.4
                                          ----------    ----
                                          $9,876,996    94.4%
                                          ==========    ====

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

Statements of Assets and Liabilities
DECEMBER 31, 2001

                                           North
                                          American
                              Money      Government  Diversified    Balanced
                              Market     Securities    Income        Growth      Utilities
                           ------------  ----------  -----------  ------------  ------------
Assets:
Investments in
 securities, at value*...  $207,142,471  $5,835,627  $63,795,921  $131,154,458  $131,095,780
Cash.....................         3,407      27,500       61,757        71,545           367
Receivable for:
  Investments sold.......       --           --          --            557,026       --
  Shares of beneficial
   interest sold.........       225,750      --           58,964        56,063        76,335
  Dividends..............       --           --          --             73,610       275,693
  Interest/principal
   paydowns..............        68,772      40,909    1,206,733       422,733       168,916
  Foreign withholding
   taxes reclaimed.......       --           --          --            --              8,371
  Variation margin.......       --           --            6,469       --            --
Unrealized appreciation
 on open forward foreign
 currency contracts......       --           --            7,209       --            --
Prepaid expenses and
 other assets............            71         141        1,427         2,256         3,666
                           ------------  ----------  -----------  ------------  ------------
    Total Assets.........   207,440,471   5,904,177   65,138,480   132,337,691   131,629,128
                           ------------  ----------  -----------  ------------  ------------
Liabilities:
Payable for:
  Investments
   purchased.............       --           --        4,459,378     7,729,519       --
  Shares of beneficial
   interest
   repurchased...........       173,798         979       26,294        44,054        73,600
  Distribution fee.......         6,433      --              785         1,700         2,553
  Investment management
   fee...................        88,859       3,255       20,662        62,919        71,541
Accrued expenses and
 other payables..........        25,732      20,064       27,358        34,469        45,929
                           ------------  ----------  -----------  ------------  ------------
    Total Liabilities....       294,822      24,298    4,534,477     7,872,661       193,623
                           ------------  ----------  -----------  ------------  ------------
    Net Assets...........  $207,145,649  $5,879,879  $60,604,003  $124,465,030  $131,435,505
                           ============  ==========  ===========  ============  ============
Composition of Net
 Assets:
Paid-in-capital..........  $207,145,587  $5,912,148  $88,290,920  $120,772,136  $140,970,919
Accumulated undistributed
 net investment income
 (net investment loss)...            62       1,223     (694,723)      (13,011)       (7,155)
Accumulated net realized
 loss....................       --          (82,902)  (5,610,356)   (9,210,304)  (21,280,499)
Net unrealized
 appreciation
 (depreciation)..........       --           49,410  (21,381,838)   12,916,209    11,752,240
                           ------------  ----------  -----------  ------------  ------------
    Net Assets...........  $207,145,649  $5,879,879  $60,604,003  $124,465,030  $131,435,505
                           ============  ==========  ===========  ============  ============
    *Cost................  $207,142,471  $5,786,218  $85,208,008  $118,213,782  $119,343,540
                           ============  ==========  ===========  ============  ============
Class X Shares:
Net Assets...............  $175,956,755  $5,879,879  $56,744,967  $116,002,177  $118,964,026
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................   175,956,708     583,425    8,119,726     7,935,298     6,958,517
    Net Asset Value Per
     Share...............  $       1.00  $    10.08  $      6.99  $      14.62  $      17.10
                           ============  ==========  ===========  ============  ============
Class Y Shares:
Net Assets...............  $ 31,188,894      --      $ 3,859,036  $  8,462,853  $ 12,471,479
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    31,188,879      --          553,296       579,932       729,859
    Net Asset Value Per
     Share...............  $       1.00      --      $      6.97  $      14.59  $      17.09
                           ============              ===========  ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS


                             Dividend    Value-Added                   American       Mid-Cap        Global      Developing
                              Growth        Market        Growth     Opportunities     Equity        Equity        Growth
                           ------------  ------------  ------------  -------------  ------------  ------------  ------------
Assets:
Investments in
 securities, at value*...  $548,643,930  $193,636,145  $ 84,673,335  $497,832,044   $ 66,904,661  $122,647,007  $ 88,547,529
Cash.....................       --                264           226           629        --                331           154
Receivable for:
  Investments sold.......     1,630,941       692,443       537,610     1,997,612        --            612,591       280,660
  Shares of beneficial
   interest sold.........       158,599       105,164        19,894       134,154         97,954        37,246        53,931
  Dividends..............       632,490       226,714        62,236       263,193          7,447        45,713        27,118
  Interest/principal
   paydowns..............           211           170            76           660             17           257           109
  Foreign withholding
   taxes reclaimed.......       --            --            --              3,628        --            107,845       --
  Variation margin.......       --            --            --            586,525        --            --            --
Unrealized appreciation
 on open forward foreign
 currency contracts......       --            --            --            --             --            --            --
Prepaid expenses and
 other assets............            55         1,809         1,793         6,752             19         1,909         2,398
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    Total Assets.........   551,066,226   194,662,709    85,295,170   500,825,197     67,010,098   123,452,899    88,911,899
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
Liabilities:
Payable for:
  Investments
   purchased.............       --          1,595,571       652,169     6,399,519        --            699,605       275,466
  Shares of beneficial
   interest
   repurchased...........       378,143        71,852        68,754       290,468         43,217        23,220        65,886
  Distribution fee.......         4,608         2,203           906         6,409          2,333           792           593
  Investment management
   fee...................       285,538        80,791        57,819       263,691         42,148       104,002        37,256
Accrued expenses and
 other payables..........        58,269        45,849        35,974        85,357         23,642        53,411        46,441
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    Total Liabilities....       726,558     1,796,266       815,622     7,045,444        111,340       881,030       425,642
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    Net Assets...........  $550,339,668  $192,866,443  $ 84,479,548  $493,779,753   $ 66,898,758  $122,571,869  $ 88,486,257
                           ============  ============  ============  ============   ============  ============  ============
Composition of Net
 Assets:
Paid-in-capital..........  $635,639,432  $150,393,244  $107,623,893  $694,310,887   $141,490,719  $126,041,325  $125,534,878
Accumulated undistributed
 net investment income
 (net investment loss)...            26     2,101,216       --          2,660,905        --             74,049       --
Accumulated net realized
 loss....................  (138,966,645)     (639,351)  (22,016,674) (222,240,212)   (46,784,601)   (7,155,224)  (40,385,948)
Net unrealized
 appreciation
 (depreciation)..........    53,366,855    41,011,334    (1,127,671)   19,048,173    (27,807,360)    3,611,719     3,337,327
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    Net Assets...........  $550,339,668  $192,866,443  $ 84,479,548  $493,779,753   $ 66,898,758  $122,571,869  $ 88,486,257
                           ============  ============  ============  ============   ============  ============  ============
    *Cost................  $495,277,075  $152,624,811  $ 85,801,006  $478,795,330   $ 94,712,021  $119,032,186  $ 85,210,202
                           ============  ============  ============  ============   ============  ============  ============
Class X Shares:
Net Assets...............  $527,737,609  $181,881,337  $ 80,096,245  $463,011,757   $ 55,488,279  $118,747,297  $ 85,513,070
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    35,872,504     9,510,715     5,175,378    30,885,194      5,667,851     9,284,843     5,340,594
    Net Asset Value Per
     Share...............  $      14.71  $      19.12  $      15.48  $      14.99   $       9.79  $      12.79  $      16.01
                           ============  ============  ============  ============   ============  ============  ============
Class Y Shares:
Net Assets...............  $ 22,602,059  $ 10,985,106  $  4,383,303  $ 30,767,996   $ 11,410,479  $  3,824,572  $  2,973,187
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................     1,538,083       576,625       284,319     2,060,509      1,169,918       300,065       186,389
    Net Asset Value Per
     Share...............  $      14.69  $      19.05  $      15.42  $      14.93   $       9.75  $      12.75  $      15.95
                           ============  ============  ============  ============   ============  ============  ============


                            Emerging
                             Markets
                           -----------
Assets:
Investments in
 securities, at value*...  $ 9,876,996
Cash.....................      601,355
Receivable for:
  Investments sold.......      --
  Shares of beneficial
   interest sold.........      --
  Dividends..............       16,703
  Interest/principal
   paydowns..............      --
  Foreign withholding
   taxes reclaimed.......          101
  Variation margin.......      --
Unrealized appreciation
 on open forward foreign
 currency contracts......      --
Prepaid expenses and
 other assets............           51
                           -----------
    Total Assets.........   10,495,206
                           -----------
Liabilities:
Payable for:
  Investments
   purchased.............      --
  Shares of beneficial
   interest
   repurchased...........        1,345
  Distribution fee.......      --
  Investment management
   fee...................       10,939
Accrued expenses and
 other payables..........       18,082
                           -----------
    Total Liabilities....       30,366
                           -----------
    Net Assets...........  $10,464,840
                           ===========
Composition of Net
 Assets:
Paid-in-capital..........  $12,056,195
Accumulated undistributed
 net investment income
 (net investment loss)...      181,617
Accumulated net realized
 loss....................     (457,783)
Net unrealized
 appreciation
 (depreciation)..........   (1,315,189)
                           -----------
    Net Assets...........  $10,464,840
                           ===========
    *Cost................  $11,191,461
                           ===========
Class X Shares:
Net Assets...............  $10,464,840
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    1,049,028
    Net Asset Value Per
     Share...............  $      9.98
                           ===========
Class Y Shares:
Net Assets...............      --
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................      --
    Net Asset Value Per
     Share...............      --

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Operations
FOR THE YEAR ENDED DECEMBER 31, 2001

                                         North
                                        American
                             Money     Government  Diversified   Balanced
                             Market    Securities    Income       Growth      Utilities
                           ----------  ----------  -----------  -----------  ------------
Investment Income:
Income
  Interest...............  $7,395,493   $346,856   $ 5,231,231  $ 2,693,752  $  1,010,033
  Dividends..............      --         --            10,713    1,768,192     3,574,875*
                           ----------   --------   -----------  -----------  ------------
    Total Income.........   7,395,493    346,856     5,241,944    4,461,944     4,584,908
                           ----------   --------   -----------  -----------  ------------
Expenses
  Investment management
   fee...................     896,016     43,564       263,062      745,498     1,047,937
  Distribution fee
   (Class Y shares)......      39,963     --             4,849       11,513        25,313
  Custodian fees.........      14,899      4,971        16,056       22,577        24,430
  Professional fees......      14,897     25,964        23,427       20,079        18,834
  Shareholder reports and
   notices...............       2,741        424         7,676        6,533        10,374
  Trustees' fees and
   expenses..............         416     --               206          583           848
  Transfer agent fees and
   expenses..............         500        500           500          500           500
  Other..................       2,013      2,951        12,209        4,447         2,740
                           ----------   --------   -----------  -----------  ------------
    Total Expenses.......     971,445     78,374       327,985      811,730     1,130,976
                           ----------   --------   -----------  -----------  ------------
    Net Investment Income
     (Loss)..............   6,424,048    268,482     4,913,959    3,650,214     3,453,932
                           ----------   --------   -----------  -----------  ------------
Net Realized and
 Unrealized Gain (Loss):
Net realized gain (loss)
 on:
  Investments............      --             36    (4,430,322)  (6,033,178)  (20,470,833)
  Futures contracts......      --         --           117,019       14,653       --
  Foreign exchange
   transactions..........      --         --           (39,015)     --            --
                           ----------   --------   -----------  -----------  ------------
      Net Gain (Loss)....      --             36    (4,352,318)  (6,018,525)  (20,470,833)
                           ----------   --------   -----------  -----------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............      --         61,212    (3,540,152)   3,610,109   (32,478,677)
  Future contracts.......      --         --            22,580      (24,466)      --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      --         --           132,002      --            --
                           ----------   --------   -----------  -----------  ------------
      Net Appreciation
       (Depreciation)....      --         61,212    (3,385,570)   3,585,643   (32,478,677)
                           ----------   --------   -----------  -----------  ------------
      Net Gain (Loss)....      --         61,248    (7,737,888)  (2,432,882)  (52,949,510)
                           ----------   --------   -----------  -----------  ------------
Net Increase
 (Decrease)..............  $6,424,048   $329,730   $(2,823,929) $ 1,217,332  $(49,495,578)
                           ==========   ========   ===========  ===========  ============

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $17,670, $145,404, $4,734, $501,
      $12,403, $143,746, $1,510 AND $22,928, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS


                             Dividend    Value-Added                  American       Mid-Cap        Global      Developing
                              Growth       Market        Growth     Opportunities     Equity        Equity        Growth
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
Investment Income:
Income
  Interest...............  $    198,270  $   214,524  $     69,804  $   2,879,851  $     85,118  $    332,840  $    159,231
  Dividends..............    14,063,286*   2,915,822*      753,331*     3,694,929*       51,505     1,584,279*      391,513*
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
    Total Income.........    14,261,556    3,130,346       823,135      6,574,780       136,623     1,917,119       550,744
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
Expenses
  Investment management
   fee...................     3,586,098      940,986       806,467      3,681,857       608,192     1,413,172       512,814
  Distribution fee
   (Class Y shares)......        30,563       12,999         8,729         58,198        19,727         6,644         5,918
  Custodian fees.........        43,511       24,843        32,836         97,379         6,602        56,244        57,054
  Professional fees......        18,774       16,406        17,585         20,445        14,699        20,197        21,277
  Shareholder reports and
   notices...............        21,791       11,219         7,807         46,138        14,559        16,112        15,769
  Trustees' fees and
   expenses..............         2,718          934           519          3,393           441           719           609
  Transfer agent fees and
   expenses..............           500          500           500            500           500           500           500
  Other..................         4,518       20,680         1,362          5,534         1,431        11,742         1,610
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
    Total Expenses.......     3,708,473    1,028,567       875,805      3,913,444       666,151     1,525,330       615,551
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
    Net Investment Income
     (Loss)..............    10,553,083    2,101,779       (52,670)     2,661,336      (529,528)      391,789       (64,807)
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
Net Realized and
 Unrealized Gain (Loss):
Net realized gain (loss)
 on:
  Investments............   (41,196,110)    (637,563)  (17,176,498)  (186,433,347)  (39,078,615)   (7,005,682)  (39,736,895)
  Futures contracts......       --           --            --          (4,531,547)      --            --            --
  Foreign exchange
   transactions..........       --           --            --                (413)      --            (62,127)      --
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
      Net Gain (Loss)....   (41,196,110)    (637,563)  (17,176,498)  (190,965,307)  (39,078,615)   (7,067,809)  (39,736,895)
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............    (3,965,420)  (5,259,173)   (3,560,062)   (54,539,651)   (5,424,842)  (22,240,167)    3,402,756
  Future contracts.......       --           --            --              11,516       --            --            --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       --           --            --                  54       --            (20,148)      --
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
      Net Appreciation
       (Depreciation)....    (3,965,420)  (5,259,173)   (3,560,062)   (54,528,081)   (5,424,842)  (22,260,315)    3,402,756
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
      Net Gain (Loss)....   (45,161,530)  (5,896,736)  (20,736,560)  (245,493,388)  (44,503,457)  (29,328,124)  (36,334,139)
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
Net Increase
 (Decrease)..............  $(34,608,447) $(3,794,957) $(20,789,230) $(242,832,052) $(45,032,985) $(28,936,335) $(36,398,946)
                           ============  ===========  ============  =============  ============  ============  ============


                           Emerging
                            Markets
                           ---------
Investment Income:
Income
  Interest...............  $   7,539
  Dividends..............    351,331*
                           ---------
    Total Income.........    358,870
                           ---------
Expenses
  Investment management
   fee...................    143,146
  Distribution fee
   (Class Y shares)......     --
  Custodian fees.........      5,602
  Professional fees......     17,815
  Shareholder reports and
   notices...............      3,702
  Trustees' fees and
   expenses..............     --
  Transfer agent fees and
   expenses..............        500
  Other..................      5,886
                           ---------
    Total Expenses.......    176,651
                           ---------
    Net Investment Income
     (Loss)..............    182,219
                           ---------
Net Realized and
 Unrealized Gain (Loss):
Net realized gain (loss)
 on:
  Investments............   (260,166)
  Futures contracts......     --
  Foreign exchange
   transactions..........     (4,504)
                           ---------
      Net Gain (Loss)....   (264,670)
                           ---------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............   (438,880)
  Future contracts.......     --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       (772)
                           ---------
      Net Appreciation
       (Depreciation)....   (439,652)
                           ---------
      Net Gain (Loss)....   (704,322)
                           ---------
Net Increase
 (Decrease)..............  $(522,103)
                           =========

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $17,670, $145,404, $4,734, $501,
      $12,403, $143,746, $1,510 AND $22,928, RESPECTIVELY.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Changes in Net Assets

                                                                                          North American
                                                  Money Market                        Government Securities
                                     ---------------------------------------  --------------------------------------
                                        For The Year        For The Year         For The Year        For The Year
                                           Ended                Ended               Ended               Ended
                                     December 31, 2001   December 31, 2000*   December 31, 2001   December 31, 2000
                                     ------------------  -------------------  ------------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income............     $  6,424,048         $  7,088,611         $   268,482         $   444,202
  Net realized gain (loss).........        --                          16                  36              (5,971)
  Net change in unrealized
   appreciation/depreciation.......        --                   --                     61,212              83,936
                                        ------------         ------------         -----------         -----------
    Net Increase (Decrease)........        6,424,048            7,088,627             329,730             522,167
                                        ------------         ------------         -----------         -----------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class X shares...................       (5,968,867)          (7,062,455)           (320,415)           (491,109)
  Class Y shares...................         (455,198)             (26,096)          --                  --
Net realized gain
  Class X shares...................        --                         (16)          --                  --
  Class Y shares...................        --                   --                  --                  --
Paid-in-capital
  Class X shares...................        --                   --                  --                  --
  Class Y shares...................        --                   --                  --                  --
                                        ------------         ------------         -----------         -----------
    Total Dividends and
     Distributions.................       (6,424,065)          (7,088,567)           (320,415)           (491,109)
                                        ------------         ------------         -----------         -----------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............       86,197,737          (14,727,371)         (1,806,114)         (1,775,022)
                                        ------------         ------------         -----------         -----------
    Total Increase (Decrease)......       86,197,720          (14,727,311)         (1,796,799)         (1,743,964)
Net Assets:
Beginning of period................      120,947,929          135,675,240           7,676,678           9,420,642
                                        ------------         ------------         -----------         -----------
End of period......................     $207,145,649         $120,947,929         $ 5,879,879         $ 7,676,678
                                        ============         ============         ===========         ===========
Accumulated Undistributed Net
 Investment Income (Net Investment
 Loss).............................     $         62         $         79         $     1,223         $    42,166
                                        ============         ============         ===========         ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                               Diversified Income                         Balanced Growth
                                     ---------------------------------------  ---------------------------------------
                                        For The Year        For The Year         For The Year        For The Year
                                           Ended                Ended               Ended                Ended
                                     December 31, 2001   December 31, 2000*   December 31, 2001   December 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income............      $ 4,913,959         $  6,949,499        $  3,650,214         $  3,909,024
  Net realized gain (loss).........       (4,352,318)          (2,547,202)         (6,018,525)          (2,161,143)
  Net change in unrealized
   appreciation/depreciation.......       (3,385,570)          (7,995,556)          3,585,643            5,279,732
                                         -----------         ------------        ------------         ------------
    Net Increase (Decrease)........       (2,823,929)          (3,593,259)          1,217,332            7,027,613
                                         -----------         ------------        ------------         ------------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class X shares...................       (3,584,851)          (5,910,382)         (3,520,286)          (4,215,233)
  Class Y shares...................         (120,962)              (9,270)           (150,033)             (12,058)
Net realized gain
  Class X shares...................        --                   --                  --                    (946,223)
  Class Y shares...................        --                   --                  --                   --
Paid-in-capital
  Class X shares...................         (822,504)            (795,995)          --                   --
  Class Y shares...................          (27,753)              (1,249)          --                   --
                                         -----------         ------------        ------------         ------------
    Total Dividends and
     Distributions.................       (4,556,070)          (6,716,896)         (3,670,319)          (5,173,514)
                                         -----------         ------------        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............       (2,060,952)          (5,915,309)          4,551,542           (7,786,850)
                                         -----------         ------------        ------------         ------------
    Total Increase (Decrease)......       (9,440,951)         (16,225,464)          2,098,555           (5,932,751)
Net Assets:
Beginning of period................       70,044,954           86,270,418         122,366,475          128,299,226
                                         -----------         ------------        ------------         ------------
End of period......................      $60,604,003         $ 70,044,954        $124,465,030         $122,366,475
                                         ===========         ============        ============         ============
Accumulated Undistributed Net
 Investment Income (Net Investment
 Loss).............................      $  (694,723)        $   (543,690)       $    (13,011)           --
                                         ===========         ============        ============         ============

                                                    Utilities
                                     ---------------------------------------
                                        For The Year        For The Year
                                           Ended                Ended
                                     December 31, 2001   December 31, 2000*
                                     ------------------  -------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income............     $  3,453,932         $  2,828,259
  Net realized gain (loss).........      (20,470,833)           2,581,074
  Net change in unrealized
   appreciation/depreciation.......      (32,478,677)         (11,950,322)
                                        ------------         ------------
    Net Increase (Decrease)........      (49,495,578)          (6,540,989)
                                        ------------         ------------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class X shares...................       (3,259,412)          (2,956,945)
  Class Y shares...................         (234,095)             (27,350)
Net realized gain
  Class X shares...................       (3,115,319)         (10,463,977)
  Class Y shares...................         (223,194)           --
Paid-in-capital
  Class X shares...................        --                   --
  Class Y shares...................        --                   --
                                        ------------         ------------
    Total Dividends and
     Distributions.................       (6,832,020)         (13,448,272)
                                        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............      (14,220,570)          56,604,520
                                        ------------         ------------
    Total Increase (Decrease)......      (70,548,168)          36,615,259
Net Assets:
Beginning of period................      201,983,673          165,368,414
                                        ------------         ------------
End of period......................     $131,435,505         $201,983,673
                                        ============         ============
Accumulated Undistributed Net
 Investment Income (Net Investment
 Loss).............................     $     (7,155)           --
                                        ============         ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED

                                                 Dividend Growth                        Value-Added Market
                                     ---------------------------------------  ---------------------------------------
                                        For The Year        For The Year         For The Year        For The Year
                                           Ended                Ended               Ended                Ended
                                     December 31, 2001   December 31, 2000*   December 31, 2001   December 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss).....     $ 10,553,083        $  12,470,263        $  2,101,779         $  2,337,123
  Net realized gain (loss).........      (41,196,110)         (87,564,788)           (637,563)          10,376,406
  Net change in unrealized
   appreciation/depreciation.......       (3,965,420)          95,777,039          (5,259,173)           6,646,477
                                        ------------        -------------        ------------         ------------
    Net Increase (Decrease)........      (34,608,447)          20,682,514          (3,794,957)          19,360,006
                                        ------------        -------------        ------------         ------------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class X shares...................      (10,319,773)         (13,521,553)         (1,701,977)            (790,413)
  Class Y shares...................         (233,284)             (14,094)            (44,343)           --
Net realized gain
  Class X shares...................        --                (135,437,034)        (10,102,756)         (16,263,313)
  Class Y shares...................        --                   --                   (264,950)           --
                                        ------------        -------------        ------------         ------------
    Total Dividends and
     Distributions.................      (10,553,057)        (148,972,681)        (12,114,026)         (17,053,726)
                                        ------------        -------------        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............      (26,747,531)           7,727,374          20,998,125           (4,237,007)
                                        ------------        -------------        ------------         ------------
    Total Increase (Decrease)......      (71,909,035)        (120,562,793)          5,089,142           (1,930,727)
Net Assets:
Beginning of period................      622,248,703          742,811,496         187,777,301          189,708,028
                                        ------------        -------------        ------------         ------------
End of period......................     $550,339,668        $ 622,248,703        $192,866,443         $187,777,301
                                        ============        =============        ============         ============
 Accumulated Undistributed Net
 Investment Income.................     $         26            --               $  2,101,216         $  1,746,316
                                        ============        =============        ============         ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                     Growth                           American Opportunities
                                     ---------------------------------------  ---------------------------------------
                                        For The Year        For The Year         For The Year        For The Year
                                           Ended                Ended               Ended                Ended
                                     December 31, 2001   December 31, 2000*   December 31, 2001   December 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss).....     $    (52,670)        $   (130,376)       $   2,661,336        $  1,493,449
  Net realized gain (loss).........      (17,176,498)           1,539,979         (190,965,307)        126,978,811
  Net change in unrealized
   appreciation/depreciation.......       (3,560,062)         (21,636,242)         (54,528,081)       (171,621,941)
                                        ------------         ------------        -------------        ------------
    Net Increase (Decrease)........      (20,789,230)         (20,226,639)        (242,832,052)        (43,149,681)
                                        ------------         ------------        -------------        ------------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class X shares...................        --                   --                  (1,435,727)          --
  Class Y shares...................        --                   --                     (55,819)          --
Net realized gain
  Class X shares...................       (5,952,539)          (7,192,511)        (147,429,966)        (71,766,306)
  Class Y shares...................         (225,786)           --                  (6,450,620)          --
                                        ------------         ------------        -------------        ------------
    Total Dividends and
     Distributions.................       (6,178,325)          (7,192,511)        (155,372,132)        (71,766,306)
                                        ------------         ------------        -------------        ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............      (23,997,827)          66,165,183           45,082,641         193,066,734
                                        ------------         ------------        -------------        ------------
    Total Increase (Decrease)......      (50,965,382)          38,746,033         (353,121,543)         78,150,747
Net Assets:
Beginning of period................      135,444,930           96,698,897          846,901,296         768,750,549
                                        ------------         ------------        -------------        ------------
End of period......................     $ 84,479,548         $135,444,930        $ 493,779,753        $846,901,296
                                        ============         ============        =============        ============
 Accumulated Undistributed Net
 Investment Income.................        --                   --               $   2,660,905        $  1,491,526
                                        ============         ============        =============        ============

                                                 Mid-Cap Equity                            Global Equity
                                     ---------------------------------------  ---------------------------------------
                                        For The Year        For The Year         For The Year        For The Year
                                           Ended                Ended               Ended                Ended
                                     December 31, 2001   December 31, 2000*   December 31, 2001   December 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss).....     $   (529,528)        $   (597,425)       $    391,789         $  1,241,319
  Net realized gain (loss).........      (39,078,615)          (7,680,734)         (7,067,809)          14,265,031
  Net change in unrealized
   appreciation/depreciation.......       (5,424,842)         (47,563,571)        (22,260,315)         (26,562,155)
                                        ------------         ------------        ------------         ------------
    Net Increase (Decrease)........      (45,032,985)         (55,841,730)        (28,936,335)         (11,055,805)
                                        ------------         ------------        ------------         ------------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class X shares...................        --                   --                   (987,392)            (564,063)
  Class Y shares...................        --                   --                    (19,263)           --
Net realized gain
  Class X shares...................        --                  (9,796,856)        (13,996,765)         (11,783,182)
  Class Y shares...................        --                   --                   (279,401)           --
                                        ------------         ------------        ------------         ------------
    Total Dividends and
     Distributions.................        --                  (9,796,856)        (15,282,821)         (12,347,245)
                                        ------------         ------------        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............       (9,954,181)         102,575,986          (5,615,209)          22,066,278
                                        ------------         ------------        ------------         ------------
    Total Increase (Decrease)......      (54,987,166)          36,937,400         (49,834,365)          (1,336,772)
Net Assets:
Beginning of period................      121,885,924           84,948,524         172,406,234          173,743,006
                                        ------------         ------------        ------------         ------------
End of period......................     $ 66,898,758         $121,885,924        $122,571,869         $172,406,234
                                        ============         ============        ============         ============

 Accumulated Undistributed Net
 Investment Income.................        --                   --               $     74,049         $    645,666
                                        ============         ============        ============         ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED

                                                Developing Growth                        Emerging Markets
                                     ---------------------------------------  --------------------------------------
                                        For The Year        For The Year         For The Year        For The Year
                                           Ended                Ended               Ended               Ended
                                     December 31, 2001   December 31, 2000*   December 31, 2001   December 31, 2000
                                     ------------------  -------------------  ------------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss).....     $    (64,807)        $  1,128,945         $   182,219         $   (22,655)
  Net realized gain (loss).........      (39,736,895)          17,093,144            (264,670)          4,157,280
  Net change in unrealized
   appreciation/depreciation.......        3,402,756          (63,017,455)           (439,652)         (9,766,935)
                                        ------------         ------------         -----------         -----------
    Net Decrease...................      (36,398,946)         (44,795,366)           (522,103)         (5,632,310)
                                        ------------         ------------         -----------         -----------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class X shares...................       (1,094,843)              (9,373)          --                  --
  Class Y shares...................          (26,859)           --                  --                  --
Net realized gain
  Class X shares...................      (17,180,796)         (30,566,098)          --                  --
  Class Y shares...................         (435,878)           --                  --                  --
                                        ------------         ------------         -----------         -----------
    Total Dividends and
     Distributions.................      (18,738,376)         (30,575,471)          --                  --
                                        ------------         ------------         -----------         -----------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............         (732,345)          59,131,718          (2,235,744)         (4,033,820)
                                        ------------         ------------         -----------         -----------
    Total Decrease.................      (55,869,667)         (16,239,119)         (2,757,847)         (9,666,130)
Net Assets:
Beginning of period................      144,355,924          160,595,043          13,222,687          22,888,817
                                        ------------         ------------         -----------         -----------
End of period......................     $ 88,486,257         $144,355,924         $10,464,840         $13,222,687
                                        ============         ============         ===========         ===========
Accumulated Undistributed Net
 Investment Income (Net Investment
 Loss).............................        --                $  1,121,702         $   181,617         $    (2,382)
                                        ============         ============         ===========         ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets CONTINUED
Summary of Transactions in Shares of Beneficial Interest

                                                                                      North American
                                          Money Market                            Government Securities
                           -------------------------------------------  ------------------------------------------
                               For the Year          For the Year           For the Year          For the Year
                                  Ended                  Ended                 Ended                 Ended
                            December 31, 2001     December 31, 2000*     December 31, 2001     December 31, 2000
                           --------------------  ---------------------  --------------------  --------------------
Class X Shares
SHARES
Sold.....................       156,518,594            106,633,555               33,141                 2,879
Reinvestment of dividends
 and distributions.......         5,968,867              7,062,471               31,714                49,182
Redeemed.................      (104,805,157)          (131,096,843)            (242,897)             (229,547)
                              -------------          -------------          -----------           -----------
Net increase (decrease) -
 Class X.................        57,682,304            (17,400,817)            (178,042)             (177,486)
                              =============          =============          ===========           ===========
AMOUNT
Sold.....................     $ 156,518,594          $ 106,633,555          $   336,233           $    28,828
Reinvestment of dividends
 and distributions.......         5,968,867              7,062,471              320,415               491,108
Redeemed.................      (104,805,157)          (131,096,843)          (2,462,762)           (2,294,958)
                              -------------          -------------          -----------           -----------
Net increase (decrease) -
 Class X.................     $  57,682,304          $ (17,400,817)         $(1,806,114)          $(1,775,022)
                              =============          =============          ===========           ===========
Class Y Shares
SHARES
Sold.....................        41,730,692              3,997,869            --                    --
Reinvestment of dividends
 and distributions.......           455,198                 26,095            --                    --
Redeemed.................       (13,670,457)            (1,350,518)           --                    --
                              -------------          -------------          -----------           -----------
Net increase - Class Y...        28,515,433              2,673,446            --                    --
                              =============          =============          ===========           ===========
AMOUNT
Sold.....................     $  41,730,692          $   3,997,869            --                    --
Reinvestment of dividends
 and distributions.......           455,198                 26,095            --                    --
Redeemed.................       (13,670,457)            (1,350,518)           --                    --
                              -------------          -------------          -----------           -----------
Net increase - Class Y...     $  28,515,433          $   2,673,446            --                    --
                              =============          =============          ===========           ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
Financial Statements CONTINUED

Statement of Changes in Net Assets CONTINUED
Summary of Transactions in Shares of Beneficial Interest CONTINUED

                                       Diversified Income                             Balanced Growth
                           -------------------------------------------  -------------------------------------------
                               For the Year          For the Year           For the Year          For the Year
                                  Ended                  Ended                 Ended                  Ended
                            December 31, 2001     December 31, 2000*     December 31, 2001     December 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
Class X Shares
SHARES
Sold.....................         1,056,505             1,223,990              1,005,857             1,223,181
Reinvestment of dividends
 and distributions.......           600,798               799,832                242,190               370,408
Redeemed.................        (2,411,769)           (2,777,332)            (1,430,042)           (2,248,801)
                               ------------          ------------           ------------          ------------
Net increase (decrease) -
 Class X.................          (754,466)             (753,510)              (181,995)             (655,212)
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $  7,955,121          $ 10,526,505           $ 15,076,205          $ 17,261,110
Reinvestment of dividends
 and distributions.......         4,407,355             6,706,377              3,520,286             5,161,456
Redeemed.................       (17,914,208)          (23,763,158)           (21,226,722)          (31,612,563)
                               ------------          ------------           ------------          ------------
Net increase (decrease) -
 Class X.................      $ (5,551,732)         $ (6,530,276)          $ (2,630,231)         $ (9,189,997)
                               ============          ============           ============          ============
Class Y Shares
SHARES
Sold.....................           544,086                78,160                555,827                98,872
Reinvestment of dividends
 and distributions.......            20,615                 1,338                 10,376                   816
Redeemed.................           (88,453)               (2,450)               (84,095)               (1,864)
                               ------------          ------------           ------------          ------------
Net increase - Class Y...           476,248                77,048                482,108                97,824
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $  3,986,133          $    623,917           $  8,237,986          $  1,418,237
Reinvestment of dividends
 and distributions.......           148,715                10,519                150,033                12,058
Redeemed.................          (644,068)              (19,469)            (1,206,246)              (27,148)
                               ------------          ------------           ------------          ------------
Net increase - Class Y...      $  3,490,780          $    614,967           $  7,181,773          $  1,403,147
                               ============          ============           ============          ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                            Utilities                                 Dividend Growth
                           -------------------------------------------  -------------------------------------------
                               For the Year          For the Year           For the Year          For the Year
                                  Ended                  Ended                 Ended                  Ended
                            December 31, 2001     December 31, 2000*     December 31, 2001     December 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
Class X Shares
SHARES
Sold.....................           512,332             2,367,392              3,428,466              4,677,079
Reinvestment of dividends
 and distributions.......           330,721               524,673                697,138             10,454,591
Redeemed.................        (2,073,951)           (1,002,139)            (7,340,562)           (13,340,890)
                               ------------          ------------          -------------          -------------
Net increase (decrease) -
 Class X.................        (1,230,898)            1,889,926             (3,214,958)             1,790,780
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $ 10,522,586          $ 64,276,199          $  53,069,189          $  80,639,742
Reinvestment of dividends
 and distributions.......         6,374,731            13,420,922             10,319,773            145,912,178
Redeemed.................       (41,492,208)          (26,755,649)          (110,968,214)          (221,438,566)
                               ------------          ------------          -------------          -------------
Net increase (decrease) -
 Class X.................      $(24,594,891)         $ 50,941,472          $ (47,579,252)         $   5,113,354
                               ============          ============          =============          =============
Class Y Shares
SHARES
Sold.....................           640,246               231,198              1,522,930                176,266
Reinvestment of dividends
 and distributions.......            24,017                 1,119                 15,972                    664
Redeemed.................          (163,471)               (3,250)              (176,332)                (1,417)
                               ------------          ------------          -------------          -------------
Net increase - Class Y...           500,792               229,067              1,362,570                175,513
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $ 12,913,794          $  5,716,097          $  23,172,501          $   2,624,657
Reinvestment of dividends
 and distributions.......           457,289                27,350                233,284                 10,511
Redeemed.................        (2,996,762)              (80,399)            (2,574,064)               (21,148)
                               ------------          ------------          -------------          -------------
Net increase - Class Y...      $ 10,374,321          $  5,663,048          $  20,831,721          $   2,614,020
                               ============          ============          =============          =============

                                       Value-Added Market
                           -------------------------------------------
                               For the Year          For the Year
                                  Ended                  Ended
                            December 31, 2001     December 31, 2000*
                           --------------------  ---------------------
Class X Shares
SHARES
Sold.....................         1,789,225             1,072,553
Reinvestment of dividends
 and distributions.......           600,444               923,110
Redeemed.................        (1,887,319)           (2,221,936)
                               ------------          ------------
Net increase (decrease) -
 Class X.................           502,350              (226,273)
                               ============          ============
AMOUNT
Sold.....................      $ 35,010,961          $ 21,180,579
Reinvestment of dividends
 and distributions.......        11,804,733            17,053,726
Redeemed.................       (36,103,441)          (43,316,109)
                               ------------          ------------
Net increase (decrease) -
 Class X.................      $ 10,712,253          $ (5,081,804)
                               ============          ============
Class Y Shares
SHARES
Sold.....................           580,496                43,950
Reinvestment of dividends
 and distributions.......            15,772             --
Redeemed.................           (62,584)               (1,009)
                               ------------          ------------
Net increase - Class Y...           533,684                42,941
                               ============          ============
AMOUNT
Sold.....................      $ 11,095,603          $    864,761
Reinvestment of dividends
 and distributions.......           309,293             --
Redeemed.................        (1,119,024)              (19,964)
                               ------------          ------------
Net increase - Class Y...      $ 10,285,872          $    844,797
                               ============          ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
Financial Statements CONTINUED

Statement of Changes in Net Assets CONTINUED
Summary of Transactions in Shares of Beneficial Interest CONTINUED

                                             Growth                               American Opportunities
                           -------------------------------------------  -------------------------------------------
                               For the Year          For the Year           For the Year          For the Year
                                  Ended                  Ended                 Ended                  Ended
                            December 31, 2001     December 31, 2000*     December 31, 2001     December 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
Class X Shares
SHARES
Sold.....................           565,902             3,298,149              1,497,080              6,948,834
Reinvestment of dividends
 and distributions.......           365,635               307,767              8,989,474              2,419,633
Redeemed.................        (2,599,271)             (919,021)            (8,754,078)            (3,793,870)
                               ------------          ------------          -------------          -------------
Net increase (decrease) -
 Class X.................        (1,667,734)            2,686,895              1,732,476              5,574,597
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $  9,604,602          $ 77,266,793          $  29,649,691          $ 226,875,960
Reinvestment of dividends
 and distributions.......         5,952,539             7,192,511            148,865,693             71,766,306
Redeemed.................       (42,212,254)          (21,151,246)          (163,483,385)          (120,188,447)
                               ------------          ------------          -------------          -------------
Net increase (decrease) -
 Class X.................      $(26,655,113)         $ 63,308,058          $  15,031,999          $ 178,453,819
                               ============          ============          =============          =============
Class Y Shares
SHARES
Sold.....................           250,842               133,700              1,546,786                496,927
Reinvestment of dividends
 and distributions.......            13,912             --                       394,091             --
Redeemed.................          (111,163)               (2,972)              (368,371)                (8,924)
                               ------------          ------------          -------------          -------------
Net increase - Class Y...           153,591               130,728              1,572,506                488,003
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $  4,141,111          $  2,925,390          $  29,703,694          $  14,880,276
Reinvestment of dividends
 and distributions.......           225,786             --                     6,506,439             --
Redeemed.................        (1,709,611)              (68,265)            (6,159,491)              (267,361)
                               ------------          ------------          -------------          -------------
Net increase - Class Y...      $  2,657,286          $  2,857,125          $  30,050,642          $  14,612,915
                               ============          ============          =============          =============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                         Mid-Cap Equity                                Global Equity
                           -------------------------------------------  -------------------------------------------
                               For the Year          For the Year           For the Year          For the Year
                                  Ended                  Ended                 Ended                  Ended
                            December 31, 2001     December 31, 2000*     December 31, 2001     December 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
Class X Shares
SHARES
Sold.....................         1,121,163             4,661,604                506,603             1,829,338
Reinvestment of dividends
 and distributions.......         --                      419,207              1,077,998               657,581
Redeemed.................        (3,057,558)           (1,225,391)            (2,239,530)           (1,400,191)
                               ------------          ------------           ------------          ------------
Net increase (decrease) -
 Class X.................        (1,936,395)            3,855,420               (654,929)            1,086,728
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $ 13,079,396          $112,991,934           $  7,476,151          $ 35,199,385
Reinvestment of dividends
 and distributions.......         --                    9,796,856             14,984,157            12,347,245
Redeemed.................       (32,484,240)          (26,732,205)           (31,729,129)          (26,397,318)
                               ------------          ------------           ------------          ------------
Net increase (decrease) -
 Class X.................      $(19,404,844)         $ 96,056,585           $ (9,268,821)         $ 21,149,312
                               ============          ============           ============          ============
Class Y Shares
SHARES
Sold.....................         1,072,476               328,643                255,806                53,126
Reinvestment of dividends
 and distributions.......         --                    --                        21,533             --
Redeemed.................          (221,119)              (10,082)               (28,508)               (1,892)
                               ------------          ------------           ------------          ------------
Net increase - Class Y...           851,357               318,561                248,831                51,234
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $ 11,667,034          $  6,708,398           $  3,748,674          $    951,169
Reinvestment of dividends
 and distributions.......         --                    --                       298,664             --
Redeemed.................        (2,216,371)             (188,997)              (393,726)              (34,203)
                               ------------          ------------           ------------          ------------
Net increase - Class Y...      $  9,450,663          $  6,519,401           $  3,653,612          $    916,966
                               ============          ============           ============          ============

                                        Developing Growth                            Emerging Markets
                           -------------------------------------------  ------------------------------------------
                               For the Year          For the Year           For the Year          For the Year
                                  Ended                  Ended                 Ended                 Ended
                            December 31, 2001     December 31, 2000*     December 31, 2001     December 31, 2000
                           --------------------  ---------------------  --------------------  --------------------
Class X Shares
SHARES
Sold.....................           455,150             1,707,588                21,989                 9,268
Reinvestment of dividends
 and distributions.......         1,031,939               999,454             --                    --
Redeemed.................        (1,648,382)           (1,215,979)             (250,668)             (310,800)
                               ------------          ------------           -----------           -----------
Net increase (decrease) -
 Class X.................          (161,293)            1,491,063              (228,679)             (301,532)
                               ============          ============           ===========           ===========
AMOUNT
Sold.....................      $  8,918,074          $ 66,507,746           $   214,675           $   103,738
Reinvestment of dividends
 and distributions.......        18,275,639            30,575,471             --                    --
Redeemed.................       (30,296,517)          (39,782,791)           (2,450,419)           (4,137,558)
                               ------------          ------------           -----------           -----------
Net increase (decrease) -
 Class X.................      $ (3,102,804)         $ 57,300,426           $(2,235,744)          $(4,033,820)
                               ============          ============           ===========           ===========
Class Y Shares
SHARES
Sold.....................           146,806                68,338             --                    --
Reinvestment of dividends
 and distributions.......            26,202             --                    --                    --
Redeemed.................           (52,885)               (2,072)            --                    --
                               ------------          ------------           -----------           -----------
Net increase - Class Y...           120,123                66,266             --                    --
                               ============          ============           ===========           ===========
AMOUNT
Sold.....................      $  2,877,661          $  1,892,834             --                    --
Reinvestment of dividends
 and distributions.......           462,738             --                    --                    --
Redeemed.................          (969,940)              (61,542)            --                    --
                               ------------          ------------           -----------           -----------
Net increase - Class Y...      $  2,370,459          $  1,831,292             --                    --
                               ============          ============           ===========           ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Select Dimensions Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Select Dimensions Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997.

On July 24, 2000, the Fund, with the exception of North American Government Securities and Emerging Markets, commenced offering one additional class of shares (Class Y shares). All Portfolio shares held prior to May 1, 2000 have been designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

                    PORTFOLIO                                      INVESTMENT OBJECTIVE
                   Money Market                     Seeks high current income, preservation of capital
                                                    and liquidity by investing in short-term money
                                                    market instruments.
       North American Government Securities         Seeks to earn a high level of current income while
                                                    maintaining relatively low volatility of principal
                                                    by primarily investing in investment grade fixed
                                                    income securities issued or guaranteed by the
                                                    U.S., Canadian or Mexican governments.
                Diversified Income                  Seeks, as a primary objective, to earn a high
                                                    level of current income and, as a secondary
                                                    objective, to maximize total return, but only to
                                                    the extent consistent with its primary objective,
                                                    by equally allocating its assets among three
                                                    separate groupings of fixed income securities.
                 Balanced Growth                    Seeks to achieve capital growth with reasonable
                                                    current income by investing primarily in common
                                                    stock of companies which have a record of paying
                                                    dividends and have the potential for increasing
                                                    dividends, investment grade corporate debt
                                                    securities, asset-backed securities and U.S.
                                                    government securities.
                    Utilities                       Seeks both capital appreciation and current income
                                                    by investing in equity and fixed income securities
                                                    of companies in the utilities industry.

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

                    PORTFOLIO                                      INVESTMENT OBJECTIVE
                 Dividend Growth                    Seeks to provide reasonable current income and
                                                    long-term growth of income and capital by
                                                    investing primarily in common stock of companies
                                                    with a record of paying dividends and the
                                                    potential for increasing dividends.
                Value-Added Market                  Seeks to achieve a high level of total return on
                                                    its assets through a combination of capital
                                                    appreciation and current income by investing, on
                                                    an equally-weighted basis, in a diversified
                                                    portfolio of common stocks of the companies which
                                                    are represented in the Standard & Poor's 500
                                                    Composite Stock Price Index.
                      Growth                        Seeks long-term growth of capital by investing
                                                    primarily in common stocks and securities
                                                    convertible into common stocks issued by domestic
                                                    and foreign companies.
              American Opportunities                Seeks long-term capital growth consistent with an
                                                    effort to reduce volatility by investing
                                                    principally in common stock of companies in
                                                    industries which, at the time of the investment,
                                                    are believed to have attractive earnings
                                                    potential.
                  Mid-Cap Equity                    Seeks long-term capital growth by investing
                                                    primarily in equity securities of medium-sized
                                                    companies with market capitalization's within the
                                                    capitalization range of companies comprising the
                                                    Standard & Poor's Mid-Cap 400 Index.
                  Global Equity                     Seeks to obtain total return on its assets
                                                    primarily through long-term capital growth and, to
                                                    a lesser extent, from income, through investments
                                                    in equity securities of companies located in
                                                    various countries around the world.
                Developing Growth                   Seeks long-term capital growth by investing
                                                    primarily in equity securities of smaller and
                                                    medium-sized companies that have the potential for
                                                    growing more rapidly than the economy.
                 Emerging Markets                   Seeks long-term capital appreciation by investing
                                                    primarily in equity securities of companies in
                                                    emerging markets.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) futures contracts are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or (in the case of Growth) by Morgan Stanley Investment Management Inc. ("MSIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted and premiums are amortized over the life of the respective securities.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios (except for North American Government Securities, Mid-Cap Equity

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

and Emerging Markets), along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Foreign Currency Translation -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Foreign Currency Contracts -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Federal Income Tax Status -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. Expenses -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                                    ANNUAL
PORTFOLIO                                            RATE
---------                                           ------
Money Market......................................  0.50%
North American Government Securities..............  0.65
Diversified Income................................  0.40
Balanced Growth...................................  0.60
Utilities.........................................  0.65
Dividend Growth...................................  *
Value-Added Market................................  0.50
                                                    ANNUAL
PORTFOLIO                                            RATE
---------                                           ------
Growth............................................  0.80%
American Opportunities............................  **
Mid-Cap Equity....................................  0.75
Global Equity.....................................  1.00
Developing Growth.................................  0.50
Emerging Markets..................................  1.25

 * 0.625% to the portion of the daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
 ** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion.

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

Under Sub-Advisory Agreements between MSIM and the Investment Manager and TCW and the Investment Manager, MSIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSIM and TCW monthly compensation equal to 40% of its monthly compensation.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. Security Transactions and Transactions with Affiliates
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2001 were as follows:

                                  U.S. GOVERNMENT SECURITIES                  OTHER
                                ------------------------------  ---------------------------------
                                 PURCHASES    SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                ------------  ----------------  ---------------  ----------------
Money Market..................  $261,441,596    $217,105,900    $  997,430,548    $  963,452,693
North American Government
 Securities...................     2,127,993       2,289,325          --               --
Diversified Income............    37,466,912      35,502,179        31,408,753        33,709,514
Balanced Growth...............    39,955,632      48,054,934        49,536,691        38,838,952
Utilities.....................     5,292,401       4,421,472        71,204,995        85,995,463
Dividend Growth...............       --             --             130,570,361       158,036,881
Value-Added Market............       --             --              24,398,322        11,848,035
Growth........................       --             --              80,511,813       108,545,918
American Opportunities........   129,018,253     128,512,847     2,069,099,422     2,139,249,968
Mid-Cap Equity................       --             --              12,498,067        17,984,695
Global Equity.................       --             --             119,080,385       126,660,117
Developing Growth.............       --             --             196,447,095       197,448,800
Emerging Markets..............       --             --               1,711,438         3,129,591

Included in the aforementioned purchases of portfolio securities of Balanced Growth are purchases of Hartford Financial Services Group, Inc. and Hartford Life, affiliates of the Fund, of $176,725 and $30,861, respectively.

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

At December 31, 2001, Balanced Growth's receivable for investments sold included unsettled trades with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager and Distributor, of $247,500.

At December 31, 2001, American Opportunities' payable for investments purchased and receivable for investments sold included unsettled trades with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager and Distributor, of $341,167 and $999,605, respectively.

At December 31, 2001, Dividend Growth's receivable for investments sold included unsettled trades with Morgan Stanley & Co. Inc. of $640,973.

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with MSDW for executed portfolio transactions:

BALANCED             DIVIDEND    AMERICAN      GLOBAL   MID-CAP  DEVELOPING
 GROWTH   UTILITIES   GROWTH   OPPORTUNITIES   EQUITY   EQUITY     GROWTH
 ------   ---------  --------  -------------  --------  -------  ----------
$17,631    $11,070   $84,474      $46,040      $4,262   $1,125      $329
=======    =======   =======      =======      ======   ======      ====

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED             DIVIDEND            AMERICAN      GLOBAL    DEVELOPING  EMERGING
 GROWTH   UTILITIES   GROWTH   GROWTH  OPPORTUNITIES   EQUITY      GROWTH    MARKETS
 ------   ---------  --------  ------  -------------  ---------  ----------  --------
 $6,102    $19,443   $50,729   $4,079    $366,960      $47,728      $275       $20
 ======    =======   =======   ======    ========      =======      ====       ===

Included in Balanced Growth's receivable for investments sold at December 31, 2001, are unsettled trades with other Morgan Stanley funds aggregating $56,124.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent.

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

5. Federal Income Tax Status
At December 31, 2001, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                       (AMOUNTS IN THOUSANDS)
                                          -------------------------------------------------
     AVAILABLE THROUGH DECEMBER 31,       2004  2005  2006  2007   2008     2009     TOTAL
     ------------------------------       ----  ----  ----  ----  -------  -------  -------
North American Government Securities....   $8    $2   $  4  $ 28  $    21  $    14  $    77
Diversified Income......................  --    --     153   941    1,681    2,700    5,475
Balanced Growth.........................  --    --     --    --       837       66      903
Utilities...............................  --    --     --    --     --      20,813   20,813
Dividend Growth.........................  --    --     --    --    83,533   21,046  104,579
Value-Added Market......................  --    --     --    --     --         637      637
Growth..................................  --    --     --    --     --      15,104   15,104
American Opportunities..................  --    --     --    --     --     209,616  209,616
Mid-Cap Equity..........................  --    --     --    --       937   42,667   43,604
Global Equity...........................  --    --     --    --     --       6,731    6,731
Developing Growth.......................  --    --     --    --     --      39,247   39,247
Emerging Markets........................  --    --     179   --     --         275      454

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2001: North American Government Securities -- $6,000; Diversified Income -- $279,000; Balanced Growth -- $5,736,000; Utilities -- $467,000; Dividend Growth -- $18,935,000; Growth --
$2,524,000; American Opportunities -- $1,438,000; Mid-Cap Equity -- $3,178,000;
Global Equity -- $431,000; Developing Growth -- $947,000.

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

At December 31, 2001, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                                                PERMANENT DIFFERENCES
                                    TEMPORARY DIFFERENCES      -----------------------
                                -----------------------------    FOREIGN        NET
                                POST-OCTOBER  LOSS DEFERRALS     CURRENCY    OPERATING
                                   LOSSES     FROM WASH SALES  GAINS/LOSSES    LOSS
                                ------------  ---------------  ------------  ---------
North American Government
 Securities...................           -
Diversified Income............           -               -              -
Balanced Growth...............           -               -
Utilities.....................           -
Dividend Growth...............           -               -
Value-Added Market............                           -
Growth........................           -               -                           -
American Opportunities........           -               -              -
Mid-Cap Equity................           -               -                           -
Global Equity.................           -                              -
Developing Growth.............           -               -                           -
Emerging Markets..............                           -              -

Additionally, Global Equity and Emerging Markets had permanent differences attributable to tax adjustments on passive foreign investment companies sold by the Portfolios. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities:
North American Government Securities, Diversified Income, Balanced Growth and Utilities.

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                      ACCUMULATED     ACCUMULATED
                                     UNDISTRIBUTED   UNDISTRIBUTED
                                     NET INVESTMENT  NET REALIZED     PAID-IN
                                     INCOME (LOSS)    GAIN (LOSS)     CAPITAL
                                     --------------  -------------  -----------
North American Government
 Securities........................   $    17,413     $   (17,413)      --
Diversified Income.................    (1,516,729)      1,516,729       --
Balanced Growth....................        43,478         (40,143)  $    (3,335)
Utilities..........................        35,294         (35,294)      --
Dividend Growth....................       --                   60           (60)
Value-Added Market.................          (561)            561       --
Growth.............................        52,670           9,263       (61,933)
American Opportunities.............          (411)            411       --
Mid-Cap Equity.....................       529,528         --           (529,528)
Global Equity......................        43,249         (43,246)           (3)
Developing Growth..................        64,807              (2)      (64,805)
Emerging Markets...................         1,780          (1,780)      --

6. Purposes of and Risks Relating to Certain Financial Instruments
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2001, Diversified and Emerging Markets had outstanding forward contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

Morgan Stanley Select Dimensions Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

These futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2001, Diversified, Balanced Growth and American Opportunities had outstanding futures contacts.

At December 31, 2001, Emerging Markets' cash balance consisted principally of interest bearing deposits with JPMorgan Chase Bank, the Portfolio's custodian.

7. Change in Accounting Policy
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of each respective Portfolio, but resulted in the following changes to North American Government Securities, Diversified Income, Balanced Growth and Utilities: an increase (decrease) in the cost of securities of ($6,422), $157,550, ($36,384) and ($2,875), respectively;
and a corresponding increase (decrease) to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $9,772, $103,031, $19,699 and $39,578, respectively; increase (decrease) unrealized appreciation/ depreciation by $9,122, $79,982, ($23,373) and $4,281, respectively; and increase (decrease) net realized gains by $650, $23,049, $43,072 and 35,297, respectively. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

8. Other Business
North American Government Securities and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

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                                      149

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                          NET ASSET
                                            VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR                              BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31                         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------                         ---------  -------------  --------------  ----------  ------------
MONEY MARKET
CLASS X SHARES
1997....................................   $ 1.00        $0.05          --            $ 0.05       $(0.05)
1998....................................     1.00         0.05          --              0.05        (0.05)
1999....................................     1.00         0.05          --              0.05        (0.05)
2000(a)*................................     1.00         0.06          --              0.06        (0.06)
2001*...................................     1.00         0.04          --              0.04        (0.04)
CLASS Y SHARES
2000(b)*................................     1.00         0.03          --              0.03        (0.03)
2001*...................................     1.00         0.04          --              0.04        (0.04)
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................................    10.09         0.48          $ 0.09          0.57        (0.49)
1998....................................    10.17         0.46           (0.03)         0.43        (0.45)
1999....................................    10.15         0.47           (0.13)         0.34        (0.46)
2000(a).................................    10.03         0.55            0.10          0.65        (0.60)
2001....................................    10.08         0.43(3)         0.06(3)       0.49        (0.49)
DIVERSIFIED INCOME
CLASS X SHARES
1997....................................    10.32         0.80            0.02          0.82        (0.83)
1998....................................    10.29         0.79           (0.37)         0.42        (0.77)
1999....................................     9.93         0.78           (0.96)        (0.18)       (0.77)
2000(a)*................................     8.96         0.76           (1.15)        (0.39)       (0.65)
2001*...................................     7.83         0.56(3)        (0.88)(3)     (0.32)       (0.42)
CLASS Y SHARES
2000(b)*................................     8.58         0.33           (0.73)        (0.40)       (0.33)
2001*...................................     7.81         0.52(3)        (0.86)(3)     (0.34)       (0.41)

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                             TOTAL      NET ASSET             NET ASSETS
                                          DISTRIBUTIONS    DIVIDENDS      VALUE                 END OF
FOR THE YEAR                                   TO             AND        END OF     TOTAL       PERIOD
ENDED DECEMBER 31                         SHAREHOLDERS   DISTRIBUTIONS   PERIOD    RETURN+      (000'S)
-----------------                         -------------  -------------  ---------  -------    -----------
MONEY MARKET
CLASS X SHARES
1997....................................     --             $(0.05)      $ 1.00      5.21%     $ 84,045
1998....................................     --              (0.05)        1.00      5.16       120,185
1999....................................     --              (0.05)        1.00      4.78       135,675
2000(a)*................................     --              (0.06)        1.00      5.98       118,274
2001*...................................     --              (0.04)        1.00      3.88       175,957
CLASS Y SHARES
2000(b)*................................     --              (0.03)        1.00      2.58(1)      2,673
2001*...................................     --              (0.04)        1.00      3.62        31,189
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................................     --              (0.49)       10.17      5.91         5,091
1998....................................     --              (0.45)       10.15      4.28         8,389
1999....................................     --              (0.46)       10.03      3.40         9,421
2000(a).................................     --              (0.60)       10.08      6.66         7,677
2001....................................     --              (0.49)       10.08      4.91         5,880
DIVERSIFIED INCOME
CLASS X SHARES
1997....................................     $(0.02)         (0.85)       10.29      8.32        62,287
1998....................................      (0.01)         (0.78)        9.93      4.22        93,991
1999....................................      (0.02)=/=      (0.79)        8.96     (1.83)       86,270
2000(a)*................................      (0.09)=/=      (0.74)        7.83     (4.74)       69,443
2001*...................................      (0.10)=/=      (0.52)        6.99     (4.06)       56,745
CLASS Y SHARES
2000(b)*................................      (0.04)=/=      (0.37)        7.81     (4.68)(1)       602
2001*...................................      (0.09)=/=      (0.50)        6.97     (4.41)        3,859

                                               RATIOS TO AVERAGE
                                                   NET ASSETS
                                          ----------------------------
                                                            NET           PORTFOLIO
FOR THE YEAR                                             INVESTMENT       TURNOVER
ENDED DECEMBER 31                         EXPENSES     INCOME (LOSS)        RATE
-----------------                         --------    ----------------    ---------
MONEY MARKET
CLASS X SHARES
1997....................................    0.55%             5.08%          N/A
1998....................................    0.55              5.02           N/A
1999....................................    0.54              4.67           N/A
2000(a)*................................    0.55              5.80           N/A
2001*...................................    0.52              3.63           N/A
CLASS Y SHARES
2000(b)*................................    0.80(2)           5.55(2)        N/A
2001*...................................    0.77              3.38           N/A
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................................    1.26              4.75            27%
1998....................................    1.15              4.52            51
1999....................................    1.01              4.60            53
2000(a).................................    1.00              5.38            --
2001....................................    1.17              4.01(3)         48
DIVERSIFIED INCOME
CLASS X SHARES
1997....................................    0.55              8.09           110
1998....................................    0.49              7.92           111
1999....................................    0.48              8.31            69
2000(a)*................................    0.47              8.92            33
2001*...................................    0.49              7.48(3)        114
CLASS Y SHARES
2000(b)*................................    0.72(2)           9.23(2)         33
2001*...................................    0.74              7.23(3)        114

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
BALANCED GROWTH
CLASS X SHARES
1997.....................   $13.07        $0.29          $ 2.01        $ 2.30       $(0.30)
1998.....................    15.03         0.44            1.68          2.12        (0.43)
1999.....................    16.38         0.48            0.15          0.63        (0.48)
2000(a)*.................    14.63         0.47            0.42          0.89        (0.51)
2001*....................    14.90         0.44(3)        (0.28)(3)      0.16        (0.44)
CLASS Y SHARES
2000(b)*.................    13.67         0.18            1.25          1.43        (0.22)
2001*....................    14.88         0.39(3)        (0.27)(3)      0.12        (0.41)
UTILITIES
CLASS X SHARES
1997.....................    12.94         0.39            2.96          3.35        (0.40)
1998.....................    15.84         0.37            3.06          3.43        (0.37)
1999.....................    18.71         0.34            7.69          8.03        (0.34)
2000(a)*.................    26.25         0.38           (0.79)        (0.41)       (0.40)
2001*....................    23.99         0.43(3)        (6.45)(3)     (6.02)       (0.45)
CLASS Y SHARES
2000(b)*.................    26.06         0.15           (2.04)        (1.89)       (0.18)
2001*....................    23.99         0.40(3)        (6.48)(3)     (6.08)       (0.40)
DIVIDEND GROWTH
CLASS X SHARES
1997.....................    16.45         0.38            3.80          4.18        (0.38)
1998.....................    19.57         0.39            3.38          3.77        (0.39)
1999.....................    22.05         0.40           (0.10)         0.30        (0.40)
2000(a)*.................    19.92         0.33            0.05          0.38        (0.37)
2001*....................    15.85         0.27           (1.13)        (0.86)       (0.28)
CLASS Y SHARES
2000(b)*.................    14.14         0.10            1.73          1.83        (0.13)
2001*....................    15.84         0.23           (1.13)        (0.90)       (0.25)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   RATIOS TO AVERAGE
                                                                                                      NET ASSETS
                                              TOTAL      NET ASSET                 NET ASSETS  -------------------------
                           DISTRIBUTIONS    DIVIDENDS      VALUE                     END OF                     NET       PORTFOLIO
FOR THE YEAR                    TO             AND        END OF       TOTAL         PERIOD                 INVESTMENT    TURNOVER
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+       (000'S)    EXPENSES    INCOME (LOSS)    RATE
-----------------          -------------  -------------  ---------  -----------    ----------  --------    -------------  ---------
BALANCED GROWTH
CLASS X SHARES
1997.....................     $(0.04)        $(0.34)      $15.03         17.87%     $ 71,323      0.86%        2.13%           64%
1998.....................      (0.34)         (0.77)       16.38         14.41       107,852      0.71         2.87            93
1999.....................      (1.90)         (2.38)       14.63          3.52       128,299      0.64         3.10            37
2000(a)*.................      (0.11)         (0.62)       14.90          6.37       120,911      0.64         3.29            39
2001*....................     --              (0.44)       14.62          1.21       116,002      0.64         2.95(3)         71
CLASS Y SHARES
2000(b)*.................     --              (0.22)       14.88         10.55(1)      1,455      0.86(2)      2.90(2)         39
2001*....................     --              (0.41)       14.59          0.86         8,463      0.89         2.70(3)         71
UTILITIES
CLASS X SHARES
1997.....................      (0.05)         (0.45)       15.84         26.45        50,766      0.76         2.83            34
1998.....................      (0.19)         (0.56)       18.71         22.23        85,683      0.71         2.21            19
1999.....................      (0.15)         (0.49)       26.25         43.71       165,368      0.70         1.63            31
2000(a)*.................      (1.45)         (1.85)       23.99         (1.91)      196,489      0.69         1.43            32
2001*....................      (0.42)         (0.87)       17.10        (25.51)      118,964      0.69         2.15(3)         49
CLASS Y SHARES
2000(b)*.................         --          (0.18)       23.99         (7.26)(1)     5,494      0.95(2)      1.40(2)         32
2001*....................      (0.42)         (0.82)       17.09        (25.69)       12,471      0.94         1.90(3)         49
DIVIDEND GROWTH
CLASS X SHARES
1997.....................      (0.68)         (1.06)       19.57         26.12       518,419      0.65         2.11            26
1998.....................      (0.90)         (1.29)       22.05         19.73       723,285      0.63         1.87            39
1999.....................      (2.03)         (2.43)       19.92          0.53       742,811      0.60         1.86           101
2000(a)*.................      (4.08)         (4.45)       15.85          5.36       619,469      0.63         2.01            41
2001*....................     --              (0.28)       14.71         (5.45)      527,738      0.62         1.79            22
CLASS Y SHARES
2000(b)*.................     --              (0.13)       15.84         13.02(1)      2,780      0.88(2)      1.45(2)         41
2001*....................     --              (0.25)       14.69         (5.71)       22,602      0.87         1.54            22

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
VALUE-ADDED MARKET
CLASS X SHARES
1997.....................   $14.16       $ 0.23          $ 3.43        $ 3.66       $(0.23)
1998.....................    17.56         0.22            1.90          2.12        (0.22)
1999.....................    19.19         0.22            2.08          2.30        (0.22)
2000(a)*.................    20.54         0.26            1.95          2.21        (0.09)
2001*....................    20.75         0.22           (0.56)        (0.34)       (0.19)
CLASS Y SHARES
2000(b)*.................    18.74         0.09            1.89          1.98       --
2001*....................    20.72         0.16           (0.55)        (0.39)       (0.18)
GROWTH
CLASS X SHARES
1997.....................    13.55         0.09            3.09          3.18        (0.10)
1998.....................    16.56       --                2.16          2.16       --
1999.....................    18.23        (0.02)           6.65          6.63       --
2000(a)*.................    23.27        (0.02)          (2.47)        (2.49)      --
2001*....................    19.42        (0.01)          (2.90)        (2.91)      --
CLASS Y SHARES
2000(b)*.................    23.90        (0.03)          (4.47)        (4.50)      --
2001*....................    19.40        (0.05)          (2.90)        (2.95)      --
AMERICAN OPPORTUNITIES
CLASS X SHARES
1997.....................    15.30         0.07            4.73          4.80        (0.06)
1998.....................    19.69         0.13            5.57          5.70        (0.14)
1999.....................    23.31         0.08           11.76         11.84        (0.07)
2000(a)*.................    32.60         0.05           (1.39)        (1.34)      --
2001*....................    28.57         0.09           (7.97)        (7.88)       (0.05)
CLASS Y SHARES
2000(b)*.................    29.89         0.05           (1.39)        (1.34)      --
2001*....................    28.55         0.03           (7.95)        (7.92)       (0.05)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   RATIOS TO AVERAGE
                                                                                                      NET ASSETS
                                              TOTAL      NET ASSET                 NET ASSETS  -------------------------
                           DISTRIBUTIONS    DIVIDENDS      VALUE                     END OF                     NET       PORTFOLIO
FOR THE YEAR                    TO             AND        END OF       TOTAL         PERIOD                 INVESTMENT    TURNOVER
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+       (000'S)    EXPENSES    INCOME (LOSS)    RATE
-----------------          -------------  -------------  ---------  -----------    ----------  --------    -------------  ---------
VALUE-ADDED MARKET
CLASS X SHARES
1997.....................     $(0.03)        $(0.26)      $17.56         26.12%     $141,316      0.58%         1.49%           8%
1998.....................      (0.27)         (0.49)       19.19         12.19       174,824      0.55          1.20           14
1999.....................      (0.73)         (0.95)       20.54         12.15       189,708      0.55          1.11           21
2000(a)*.................      (1.91)         (2.00)       20.75         11.98       186,887      0.54          1.31            8
2001*....................      (1.10)         (1.29)       19.12         (1.83)      181,881      0.54          1.12            6
CLASS Y SHARES
2000(b)*.................     --             --            20.72         10.57(1)        890      0.78(2)       1.02(2)         8
2001*....................      (1.10)         (1.28)       19.05         (2.04)       10,985      0.79          0.87            6
GROWTH
CLASS X SHARES
1997.....................      (0.07)         (0.17)       16.56         23.07        40,311      1.01          0.13           55
1998.....................      (0.49)         (0.49)       18.23         13.22        53,504      1.06          0.01          223
1999.....................      (1.59)         (1.59)       23.27         39.10        96,699      0.90         (0.11)          88
2000(a)*.................      (1.36)         (1.36)       19.42        (11.68)      132,909      0.88         (0.10)          68
2001*....................      (1.03)         (1.03)       15.48        (15.23)       80,096      0.86         (0.04)          81
CLASS Y SHARES
2000(b)*.................     --             --            19.40        (18.83)(1)     2,536      1.14(2)      (0.34)(2)       68
2001*....................      (1.03)         (1.03)       15.42        (15.46)        4,383      1.11         (0.29)          81
AMERICAN OPPORTUNITIES
CLASS X SHARES
1997.....................      (0.35)         (0.41)       19.69         31.93       230,014      0.68          0.42          262
1998.....................      (1.94)         (2.08)       23.31         30.78       371,633      0.66          0.62          325
1999.....................      (2.48)         (2.55)       32.60         55.81       768,751      0.66          0.29          360
2000(a)*.................      (2.69)         (2.69)       28.57         (4.42)      832,971      0.64          0.17          426
2001*....................      (5.65)         (5.70)       14.99        (29.47)      463,012      0.65          0.46          393
CLASS Y SHARES
2000(b)*.................     --             --            28.55         (4.48)(1)    13,930      0.88(2)       0.40(2)       426
2001*....................      (5.65)         (5.70)       14.93        (29.67)       30,768      0.90          0.21          393

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................   $10.00       $ 0.18          $ 1.39        $ 1.57       $(0.17)
1998.....................    11.40         0.06            0.57          0.63        (0.07)
1999.....................    11.86         0.06           10.81         10.87        (0.06)
2000(a)*.................    22.66        (0.09)          (5.64)        (5.73)      --
2001*....................    15.38        (0.07)          (5.52)        (5.59)      --
CLASS Y SHARES
2000(b)*.................    24.41        (0.05)          (8.99)        (9.04)      --
2001*....................    15.37        (0.09)          (5.53)        (5.62)      --
GLOBAL EQUITY
CLASS X SHARES
1997.....................    12.06         0.12            0.92          1.04        (0.11)
1998.....................    12.97         0.14            1.81          1.95        (0.18)
1999.....................    14.69         0.06            4.94          5.00        (0.06)
2000(a)*.................    19.63         0.13           (1.19)        (1.06)       (0.06)
2001*....................    17.26         0.04           (2.88)        (2.84)       (0.11)
CLASS Y SHARES
2000(b)*.................    18.85       --               (1.61)        (1.61)      --
2001*....................    17.24        (0.01)          (2.86)        (2.87)       (0.10)
DEVELOPING GROWTH
CLASS X SHARES
1997.....................    16.88         0.05            2.27          2.32        (0.04)
1998.....................    19.16         0.03            1.69          1.72        (0.04)
1999.....................    20.81         0.01           19.23         19.24        (0.01)
2000(a)*.................    40.04         0.22           (7.89)        (7.67)      --
2001*....................    25.93        (0.01)          (6.25)        (6.26)       (0.22)
CLASS Y SHARES
2000(b)*.................    29.79         0.09           (3.98)        (3.89)      --
2001*....................    25.90        (0.05)          (6.25)        (6.30)       (0.21)

                       SEE NOTES TO FINANCIAL STATEMENTS


                                              TOTAL      NET ASSET                NET ASSETS
                           DISTRIBUTIONS    DIVIDENDS      VALUE                    END OF
FOR THE YEAR                    TO             AND        END OF       TOTAL        PERIOD
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+      (000'S)
-----------------          -------------  -------------  ---------  ------------  ----------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................     --             $(0.17)      $11.40        15.84%(1)  $ 19,236
1998.....................     $(0.10)         (0.17)       11.86         5.67        28,198
1999.....................      (0.01)         (0.07)       22.66        92.10        84,949
2000(a)*.................      (1.55)         (1.55)       15.38       (27.56)      116,991
2001*....................     --             --             9.79       (36.39)       55,488
CLASS Y SHARES
2000(b)*.................     --             --            15.37       (36.83)(1)     4,895
2001*....................     --             --             9.75       (36.56)       11,410
GLOBAL EQUITY
CLASS X SHARES
1997.....................      (0.02)         (0.13)       12.97         8.66       102,229
1998.....................      (0.05)         (0.23)       14.69        15.11       125,522
1999.....................     --              (0.06)       19.63        34.14       173,743
2000(a)*.................      (1.25)         (1.31)       17.26        (5.93)      171,523
2001*....................      (1.52)         (1.63)       12.79       (17.22)      118,747
CLASS Y SHARES
2000(b)*.................     --             --            17.24        (8.54)(1)       883
2001*....................      (1.52)         (1.62)       12.75       (17.38)        3,825
DEVELOPING GROWTH
CLASS X SHARES
1997.....................     --              (0.04)       19.16        13.77        82,690
1998.....................      (0.03)         (0.07)       20.81         9.04        81,625
1999.....................     --              (0.01)       40.04        92.52       160,595
2000(a)*.................      (6.44)         (6.44)       25.93       (21.61)      142,640
2001*....................      (3.44)         (3.66)       16.01       (25.49)       85,513
CLASS Y SHARES
2000(b)*.................     --             --            25.90       (13.06)(1)     1,716
2001*....................      (3.44)         (3.65)       15.95       (25.67)        2,973

                                     RATIOS TO AVERAGE
                                        NET ASSETS
                           -------------------------------------
                                                   NET            PORTFOLIO
FOR THE YEAR                                    INVESTMENT        TURNOVER
ENDED DECEMBER 31            EXPENSES         INCOME (LOSS)         RATE
-----------------          -------------  ----------------------  ---------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................     --   (4)             1.77%(2)(4)       104%(1)
1998.....................     --   (4)             0.58(4)           323
1999.....................      0.20%(4)            0.37(4)           318
2000(a)*.................      0.79               (0.41)              21
2001*....................      0.80               (0.63)              16
CLASS Y SHARES
2000(b)*.................      1.02(2)            (0.62)(2)           21
2001*....................      1.05               (0.88)              16
GLOBAL EQUITY
CLASS X SHARES
1997.....................      1.13                0.91               87
1998.....................      1.10                1.01               80
1999.....................      1.08                0.36               79
2000(a)*.................      1.06                0.68               68
2001*....................      1.07                0.29               89
CLASS Y SHARES
2000(b)*.................      1.29(2)             0.02(2)            68
2001*....................      1.32                0.04               89
DEVELOPING GROWTH
CLASS X SHARES
1997.....................      0.60                0.26              149
1998.....................      0.59                0.19              193
1999.....................      0.58                0.06              178
2000(a)*.................      0.56                0.66              207
2001*....................      0.59               (0.05)             196
CLASS Y SHARES
2000(b)*.................      0.83(2)             0.74(2)           207
2001*....................      0.84               (0.30)             196

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
EMERGING MARKETS
CLASS X SHARES
1997.....................   $11.20       $ 0.06          $ 0.11        $ 0.17       $(0.06)
1998.....................    11.31         0.07           (3.33)        (3.26)       (0.07)
1999.....................     7.91       --                6.60          6.60       --
2000(a)..................    14.49        (0.02)          (4.12)        (4.14)      --
2001.....................    10.35         0.22           (0.59)        (0.37)      --

---------------------

 (a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
 (b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
 (c) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.
 =/=  DISTRIBUTIONS FROM PAID-IN-CAPITAL.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISION OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR NORTH AMERICAN GOVERNMENT SECURITIES, DIVERSIFIED INCOME, BALANCED GROWTH AND UTILITIES WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY $0.01, $0.01, $0.00 AND $0.01, RESPECTIVELY; AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.15%, 0.16%, 0.02% AND 0.02%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.
 (4) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME
      (LOSS) RATIOS WOULD HAVE BEEN 1.12% AND 0.65%, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1997, 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY FOR THE YEAR ENDED DECEMBER 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                RATIOS TO AVERAGE
                                                                                                   NET ASSETS
                                              TOTAL      NET ASSET               NET ASSETS  -----------------------
                           DISTRIBUTIONS    DIVIDENDS      VALUE                   END OF                   NET       PORTFOLIO
FOR THE YEAR                    TO             AND        END OF       TOTAL       PERIOD               INVESTMENT    TURNOVER
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+     (000'S)    EXPENSES  INCOME (LOSS)    RATE
-----------------          -------------  -------------  ---------  -----------  ----------  --------  -------------  ---------
EMERGING MARKETS
CLASS X SHARES
1997.....................     --             $(0.06)      $11.31          1.27%   $23,815       1.71%         0.49%        91%
1998.....................     $(0.07)++       (0.14)        7.91        (29.03)    13,272       1.73          0.72        116
1999.....................      (0.02)=/=      (0.02)       14.49         83.53     22,889       1.84         (0.03)        82
2000(a)..................     --             --            10.35        (28.57)    13,223       1.54         (0.12)        47
2001.....................     --             --             9.98         (3.38)    10,465       1.54          1.59         16

---------------------

 (a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
 (b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
 (c) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.
 =/=  DISTRIBUTIONS FROM PAID-IN-CAPITAL.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISION OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR NORTH AMERICAN GOVERNMENT SECURITIES, DIVERSIFIED INCOME, BALANCED GROWTH AND UTILITIES WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY $0.01, $0.01, $0.00 AND $0.01, RESPECTIVELY; AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.15%, 0.16%, 0.02% AND 0.02%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.
 (4) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME
      (LOSS) RATIOS WOULD HAVE BEEN 1.12% AND 0.65%, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1997, 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY FOR THE YEAR ENDED DECEMBER 31, 1999.

Morgan Stanley Select Dimensions Investment Series
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Select Dimensions Investment Series, comprising Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio, Mid-Cap Equity Portfolio, Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (the "Portfolios") as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Select Dimensions Investment Series as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 13, 2002

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.

BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

                            PART C OTHER INFORMATION

ITEM 23.          EXHIBITS

1(a) Declaration of Trust of the Registrant, dated June 2, 1994, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on June 9, 1994.

1(b) Instrument Establishing and Designating Additional Series of Shares, dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 17, 1996.

1(c) Amendment, dated February 26, 1998 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 27, 1998.

1(d) Amendment, dated June 22, 1998 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 26, 1999.

1(e) Amendment dated May 1, 1999 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 29, 1999.

1(f) Amendment dated August 9, 1999 to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 9, 1999.

1(g) Form of Instrument Establishing and Designating Additional Series of Shares, dated February 24, 2000, is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 29, 2000.

1(h) Amendment dated June 18, 2001 to the Declaration of Trust of the Registrant is filed herein.

1(i) Amendment dated April 19, 2002 to the Declaration of Trust of the Registrant is filed herein.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 29, 1999.

3.                Not Applicable

4(a) Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., amended as of May 1, 2000, is incorporated by reference to Exhibit 4 (a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

4(b) Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated March 2, 1998, is incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 26, 1999.

4(c) Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, with respect to the North American Government Securities Portfolio and the Emerging Markets Portfolio, is filed herein.

4(d) Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, with respect to the Capital Opportunities Portfolio, is filed herein.

4(e) Secondary Sub-Advisory Agreement dated July 6, 2001 between TCW Investment Management Company and TCW London International, Limited, is filed herein.

5. Form of Amendment No. 1 to the Participation Agreement between Hartford Life Insurance Company and the Registrant, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

6.                Not Applicable.

7(a) Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) to Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

7(b) Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

7(c) Amendment, dated April 17, 1996, to the Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on April 22, 1996.

7(d). Amendment dated June 15, 2001 to the Custody Agreement between The Bank of New York and the Registrant, filed herein.

7(e). Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001, filed herein.

7(f). Foreign Custody Manager Agreement between The Chase Manhattan Bank and the Registrant, dated June 15, 2001, filed herein.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8
                  (a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

8(b) Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit 8 (b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

9. Opinion of Registrant's Counsel is incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

10.               Consent of Independent Auditors, filed herein.

11.               Not Applicable.

12.               Not Applicable.

13. Form of Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Hartford Securities Distribution Inc., dated February 24, 2000, is incorporated by reference to
                  Exhibit 13 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 29, 2000.

14. Multiple Class Plan pursuant to Rule 18f-3, dated May 1, 2000, is incorporated by reference to Exhibit 4 (a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

15.               Not Applicable.

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to
                  Exhibit 16 (a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

16(b). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16 (b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

16(c) Code of Ethics of the TCW Group Inc., is incorporated by reference to Exhibit 16 (c) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

Other Investment Letter of Hartford Life Insurance Company is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N1-A, filed on October 6, 1994. Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) to Pre-Effective Amendment No. 1 and Post-Effective Amendment No. 6 (filed on October 6, 1994 and December 19, 1997, respectively) on Form N1-A. The Power of Attorney of James F. Higgins, is incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 12, filed on April 30, 2001.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

             See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

             THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          --------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive Officer and
and Director                                Director of Morgan Stanley Distributors and Morgan Stanley
                                            Trust; President, Chief Executive Officer and Director of
                                            Morgan Stanley Services; President of the Morgan Stanley
                                            Funds; Executive Vice President and Director of Morgan
                                            Stanley DW; Director of Morgan Stanley Investment Management
                                            Inc.; Member of the Executive Committee of Morgan Stanley
                                            Investments LP; Director of various Morgan Stanley
                                            subsidiaries; Trustee of various Van Kampen investment
                                            companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary and Director                      General Counsel and Director of Morgan Stanley Services;
                                            Vice President and Secretary of Morgan Stanley Distributors;
                                            Vice President, Secretary and General Counsel of the Morgan
                                            Stanley Funds.

A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP;
                                            Director of Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional
                                            Funds; Managing Director and Executive Committee member of
                                            Morgan Stanley Investments LP; Chairman of Morgan Stanley
                                            Institutional Fund Trust; Director of Morgan Stanley
                                            Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                            Investment Management Ltd.; Vice President and Investment Manager
                                            of Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of
                                            Morgan Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Capital Opportunities Trust
(17)     Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(18)     Morgan Stanley Convertible Securities Trust
(19)     Morgan Stanley Developing Growth Securities Trust
(20)     Morgan Stanley Diversified Income Trust
(21)     Morgan Stanley Dividend Growth Securities Inc.
(22)     Morgan Stanley Equity Fund
(23)     Morgan Stanley European Growth Fund Inc.
(24)     Morgan Stanley Federal Securities Trust
(25)     Morgan Stanley Financial Services Trust
(26)     Morgan Stanley Fund of Funds
(27)     Morgan Stanley Global Dividend Growth Securities
(28)     Morgan Stanley Global Utilities Fund
(29)     Morgan Stanley Growth Fund
(30)     Morgan Stanley Hawaii Municipal Trust
(31)     Morgan Stanley Health Sciences Trust
(32)     Morgan Stanley High Yield Securities Inc.
(33)     Morgan Stanley Income Builder Fund
(34)     Morgan Stanley Information Fund
(35)     Morgan Stanley Intermediate Income Securities
(36)     Morgan Stanley International Fund
(37)     Morgan Stanley International SmallCap Fund
(38)     Morgan Stanley International Value Equity Fund

(39)     Morgan Stanley Japan Fund
(40)     Morgan Stanley KLD Social Index Fund
(41)     Morgan Stanley Latin American Growth Fund
(42)     Morgan Stanley Limited Duration Fund
(43)     Morgan Stanley Limited Term Municipal Trust
(44)     Morgan Stanley Liquid Asset Fund Inc.
(45)     Morgan Stanley Market Leader Trust
(46)     Morgan Stanley Mid-Cap Value Fund
(47)     Morgan Stanley Multi-State Municipal Series Trust
(48)     Morgan Stanley Nasdaq-100 Index Fund
(49)     Morgan Stanley Natural Resource Development Securities Inc.
(50)     Morgan Stanley New Discoveries Fund
(51)     Morgan Stanley New York Municipal Money Market Trust
(52)     Morgan Stanley New York Tax-Free Income Fund
(53)     Morgan Stanley Next Generation Trust
(54)     Morgan Stanley North American Government Income Trust
(55)     Morgan Stanley Pacific Growth Fund Inc.
(56)     Morgan Stanley Prime Income Trust
(57)     Morgan Stanley Real Estate Fund
(58)     Morgan Stanley S&P 500 Index Fund
(59)     Morgan Stanley S&P 500 Select Fund
(60)     Morgan Stanley Short-Term U.S. Treasury Trust
(61)     Morgan Stanley Small Cap Growth Fund
(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund
(69)     Morgan Stanley Total Return Trust
(70)     Morgan Stanley U.S. Government Money Market Trust
(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                       POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                       -----------------------------------------------------
James F. Higgins           Director

Philip J. Purcell          Director

John Schaeffer             Director

NAME                       POSITIONS AND OFFICE WITH MORGAN STANLEY  DISTRIBUTORS
----                       ------------------------------------------------------
Charles Vadala             Senior Vice President and Financial Principal.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.  MANAGEMENT SERVICES

      Registrant is not a party to any such management-related service contract.

ITEM 30.  UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of April, 2002.

                                    MORGAN STANLEY SELECT DIMENSIONS
                                    INVESTMENT SERIES


                                    By /s/   BARRY FINK
                                    -----------------------------------------
                                             Barry Fink
                                             Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURES                                  TITLE                          DATE
         ----------                                  -----                          ----
(1) Principal Executive Officer             Chief Executive Officer,
                                            Trustee and Chairman
By  /s/  CHARLES A. FIUMEFREDDO                                                      04/26/02
    ---------------------------
         Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By  /s/  THOMAS F. CALOIA                                                            04/26/02
    -----------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  BARRY FINK                                                                  04/26/02
    ---------------------------------
         Barry Fink
         Attorney-in-Fact

     Michael Bozic         Manuel H. Johnson
     Edwin J. Garn         Michael E. Nugent
     Wayne E. Hedien       John L. Schroeder


By  /s/  DAVID M. BUTOWSKY                                                           04/26/02
    -----------------------
         David M. Butowsky
         Attorney-in-Fact


               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

                                  EXHIBIT INDEX

1(h)     Amendment dated June 18, 2001 to the Declaration of Trust of the
         Registrant

1(i)     Amendment dated April 19, 2002 to the Declaration of Trust of the
         Registrant

4(c) Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, with respect to the North American Government Securities Portfolio and the Emerging Markets Portfolio

4(d) Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, with respect to the Capital Opportunities Portfolio

4(e) Secondary Sub-Advisory Agreement dated July 6, 2001 between TCW Investment Management Company and TCW London International, Limited

7(d). Amendment dated June 15, 2001 to the Custody Agreement between The Bank of New York and the Registrant

7(e). Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001

7(f). Foreign Custody Manager Agreement between The Chase Manhattan Bank and the Registrant, dated June 15, 2001

10.      Consent of Independent Auditors


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